As filed with the U.S. Securities and Exchange Commission on April 25, 2019
Registration No. 333-85284

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 21 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 93 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
200 BERKELEY ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 29, 2019 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 29, 2019
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
VUL Accumulator
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
Utilities
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
Accumulator II 2019

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The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for JHUSA and Separate Account A. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
SUMMARY OF BENEFITS AND RISKS
Benefits
Some of the benefits of purchasing the policy are described below.
Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrenders and partial withdrawals. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.” Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.
Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.
Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.
Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.
Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.
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Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10-15 years (depending upon the age of the Life Insured) from the purchase of the policy or an increase in Face Amount. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.
Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
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FEE TABLES
The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places, as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon receipt of premium	7.5% of each premium paid during the first 10 Policy Years*
8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**
3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***
Surrender Charge	Upon withdrawal, surrender or policy lapse	The maximum surrender charge per $1000 of Face Amount is $44.17**** A surrender charge is assessed during the first 10-15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the policy.
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00

* 5% thereafter.
** 5.5% thereafter.
*** 2.25% thereafter
**** If the policy is issued with a Cash Value Enhancement Rider, the surrender charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the policy is issued with a Cash Value Enhancement Plus Rider, there is no surrender charge.
The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios which are the underlying variable investment options for your policy.
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Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the Cost of Insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.01 per $1,000 of the net amount at risk
Asset Based Risk Charge (contracts with no Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03%
		Current	0%
Asset Based Risk Charge (contracts with Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03%
		Current	0%
Asset Based Risk Charge (contracts with Cash Value Enhancement Plus Rider)	Monthly	Guaranteed First 15 Policy Years	0.11%
		Guaranteed Policy Years 16 and After	0.05%
		Current First 15 Policy Years	0.08%
		Current Policy Years 16 and After	0.02%
Face Amount Charge Death Benefit Option 1	Monthly	Maximum	$1.18 per $1000 of Face Amount
		Minimum	$0.08 per $1000 of Face Amount
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Face Amount Charge Death Benefit Option 2	Monthly	Maximum	$0.83 per $1000 of Face Amount
		Minimum	$0.04 per $1000 of Face Amount
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Administration Charge	Monthly		$40 per Policy Month**
Optional Term Rider*	Monthly	Minimum and Maximum Charge	The possible range of the Cost of Insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.08 per $1,000 of the net amount at risk
Optional Return of Premium Death Benefit Rider	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to 83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner(a 35 year old preferred non-smoking male)	$0.012 per $1,000 of the net amount at risk
Loan Interest Rate (Net)	Annually	1.25%***
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* The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy.
** First 5 Policy Years. $20 per Policy Month thereafter.
*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.47%	1.87%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.85%, respectively.
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Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios have the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
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Portfolio	Subadviser	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
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Portfolio	Subadviser	Investment Objective
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
POLICY SUMMARY
General
The policy is a flexible premium variable life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt, and the death benefit is not determined by the Minimum Death Benefit percentage. Your policy’s provisions may vary in some states and the terms of the policy and any endorsement or riders supersede the disclosure in this prospectus.
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Death Benefits
There are two death benefit options. Under Option 1, the death benefit is the Face Amount of the policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death. If on the date of death of the Life Insured, the policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured. A table of Minimum Death Benefit Percentages is located under “Death Benefits – Minimum Death Benefit.” You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this prospectus.
Optional Term Rider
The policy may be issued with an optional Term Insurance Rider which provides an additional insurance amount which is level term life insurance. The benefit of the Term Insurance Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the policy. However, unlike the death benefit under the policy, the death benefit under the Term Insurance Rider is not protected by the No-Lapse Guarantee after the second Policy Year and terminates at age 100.
Cash Value Enhancement Riders
The policy may be issued with one of two optional cash value enhancement riders. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce surrender charges payable upon decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge. The decision to add one of these two riders must be made at issuance of the policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the policy.
Return of Premium Rider
If death benefit Option 1 is elected, the policy may be issued with an optional Return of Premium Rider. This rider provides an additional death benefit payable upon the death of the Life Insured after the Company receives due proof of death. The Return of Premium death benefit is equal to the initial premium. Any subsequent premiums will increase the Return of Premium death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the Return of Premium death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium Rider death benefit is not protected by the No-Lapse Guarantee after the second Policy Year.
Premiums
You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments—Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account.
Policy Value
The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our Fixed Account and the sub-accounts of the Separate Account.
Policy Loans
You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the Life Insured’s death or upon surrender of the policy.
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Surrender and Partial Withdrawals
You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the policy and an assessment of a portion of the surrender charges to which the policy is subject.
You may surrender your policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge and outstanding monthly deductions due minus the Policy Debt.
Lapse and Reinstatement
Unless the No-Lapse Guarantee Cumulative Premium Test has been met, your policy will lapse and terminate without value when its Net Cash Surrender Value is insufficient to pay the next monthly deduction, and a grace period of 61 days expires without your having made an adequate payment.
The policies differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not in itself cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.
You may reinstate a lapsed policy at any time within the five year period following lapse, provided the policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Lapse and Reinstatement—Reinstatement.”
Charges and Deductions
We assess certain charges and deductions in connection with the policy. These include:
•	charges deducted from premiums paid;
•	monthly deductions for administration, asset-based risk, cost of insurance, and Face Amount charges;
•	charges assessed on surrender or lapse; and
•	if applicable, a charge for any supplementary benefits added to the policy.
These charges are summarized in the Fee Tables. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, Face Amount, and administrative charges be deducted from the Fixed Account, or from one or more of the sub-accounts of the Separate Account.
In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.
The policy may be issued with either one of the two optional cash value enhancement riders which we offer. In the case of the Cash Value Enhancement Rider, the surrender charge is reduced upon the surrender or lapse of a policy. In the case of the Cash Value Enhancement Plus Rider, the surrender charge is eliminated. If a policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the Fee Tables.
Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.
The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services.
Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events.
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Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account. Our executive office is located at 200 Berkeley St., Boston, MA 02116.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The variable investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
ISSUING A POLICY
Requirements
To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.
With our prior approval, the policy may be issued on a basis that does not take into account the Life Insured’s sex. A policy will only be issued on the lives of insureds from issue ages 0 through 90.
Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A).
The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from your Policy Value. The Issue Date is the date from which Suicide and Validity provisions of the policy are measured.
If your application is not accompanied by a check for your initial premium and no request to backdate the policy has been made:
•	the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and
•	the Issue Date will be the date the Company issues the policy.
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The initial premium must be received within 60 days after the Issue Date, and the Life Insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be canceled and any partial premiums will be returned to the applicant.
Minimum Initial Face Amount. We will generally issue a policy only if it has a Face Amount of at least $100,000.
Backdating a Policy. Upon request and under limited circumstances, we may backdate a policy, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not the policy is backdated, Net Premiums received prior to the Effective Date of the policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.
As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the investment options and/or the Fixed Account, in accordance with the policy owner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.
Temporary Insurance Agreement
Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our insurance practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that any benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.
The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an Additional Rating assigned to it.
Right to Examine the Policy
You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy, if applicable. During the “Right to Examine the Policy Period” premiums may be allocated to the Money Market portfolio. After this period has expired, we will allocate among the investment options and/or Fixed Account in accordance with your instructions.
If you elect to cancel the policy under this provision, the policy must be mailed or delivered to the Company agent who sold it to you, or to our Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at our Service Office, we will refund to the policy owner an amount equal to either:
(1)  the amount of all premiums paid, less any partial withdrawals or policy loans, or
(2)  the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned policy is received by us plus all charges deducted prior to that date, not including fees and expenses of the portfolio, minus any partial withdrawals made and policy loans taken.
Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.
If you request an increase in Face Amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the premiums paid during the Right to Examine period will be refunded, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.
We reserve the right to delay the refund of any premium paid by check until the check has cleared.
(Applicable to Residents of California Only)
Residents of California, age 60 and greater, may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts
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(other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans. Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market portfolio.
Life Insurance Qualification
A policy must satisfy either one of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”). The test cannot be changed once the policy is issued.
Cash Value Accumulation Test. Under the CVA Test the Policy Value may not at any time exceed the Net Single Premium required to fund future policy benefits, assuming guaranteed charges and 4% net interest. The Net Single Premium is the one payment that would be needed on a specific date to fund future policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a policy meets the CVA Test, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded to you.
Guideline Premium Test. Under the GP Test, the sum of premiums paid into the policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:
•	the Guideline Single Premium, or
•	the sum of the Guideline Level Premiums to such date.
If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the policy.
The GP Test requires a life insurance policy to meet minimum ratios of life insurance coverage to Policy Value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit, on any date, is defined as the Policy Value on that date multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. See “Death Benefits—Minimum Death Benefit.”
The GP Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit.
Changes to the policy may affect the maximum amount of premiums, such as:
•	a change in the policy’s Face Amount;
•	a change in the death benefit option;
•	partial withdrawals;
•	addition or deletion of supplementary benefits.
Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.
DEATH BENEFITS
If the policy is in force at the time of the Life Insured’s death, we will pay an insurance benefit to the beneficiary. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may
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also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.
Death Benefit Options
There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.
Death Benefit Option 1. Under Option 1, the death benefit is the Face Amount of the policy at the date of death.
Death Benefit Option 2. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death.
If any partial withdrawals are made, the death benefit, whether it is Option 1 or 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for death benefit Option 1. See “Policy Surrender and Partial Withdrawals.”
If the Life Insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.
Minimum Death Benefit
The Minimum Death Benefit depends on whether you elect the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the policy as life insurance under the Code. See “Issuing a Policy - Life Insurance Qualification.”
If you elect the GP Test, the sum of the death benefit as described above and the benefit payable under any Optional Term Rider on the Life Insured will never be less than the Policy Value at the date of death multiplied by the applicable Minimum Death Benefit Percentage in the table below.
Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
For ages not shown, the applicable percentage can be found by adjusting the above applicable percentages proportionately.
If you elect the CVA Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Optional Term Rider on the Life Insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.
Changing the Death Benefit Option
You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.
A change in the death benefit option will result in a change in the policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:
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Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.
Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.
No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.
Changing the Face Amount
Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the policy. We reserve the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.
Increase in Face Amount. You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other minimum Face Amount increase as we may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the Life Insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new policies at that time.
New Surrender Charges for an Increase. An increase in Face Amount will usually result in the policy being subject to new surrender charges. The new surrender charges will be computed as if a new policy were being purchased for the increase in Face Amount. Surrender charges will not apply to premiums attributable to the new Face Amount that are in excess of the Surrender Charge Premium Limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a Right to Examine period with respect to any increase resulting in new surrender charges.
An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase.
Increase with Prior Decrease. If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.
Changing Both the Face Amount and the Death Benefit Option. If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.
Decreases in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other minimum Face Amount decrease as we may establish on 90 days written notice to you. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and then to the next most recent increases successively. Decreases in Face Amount shall not be permitted to the extent that they would cause the policy to fall below the minimum Face Amount of $100,000. For information on surrender charges on a decrease in Face Amount, see “Charges and Deductions—Surrender Charges.”
Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen by you and the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.
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PREMIUM PAYMENT
Initial Premiums
No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.
The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.
On the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.
Subsequent Premiums
After the payment of the initial premium, premiums may be paid at any time and in any amount until the Life Insured’s Attained Age 100, subject to the limitations on premium amount described below.
A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send notices of your planned premium at the payment interval you selected. However, you are under no obligation to make the planned premium payment.
We may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.
Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy does have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period.
All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.
Maximum Premium Limitation
If the policy is issued under the GP Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by the Code for a policy to qualify as life insurance.
If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned to you and no further premiums will be accepted until allowed by the then current maximum premium limitation.
Premium Allocation
Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and one hundred, provided the total allocation equals one hundred. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to us is received at our Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.
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Investment Credit
After the tenth Policy Anniversary, we may credit your Policy Value annually on the Policy Anniversary date with an amount equal to the percentage credit listed below multiplied by the value in your Investment Accounts on this date, provided the Investment Accounts are not subject to an existing loan. The investment credit percentages are 0.075% for Policy Anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.
CHARGES AND DEDUCTIONS
We make various charges under the policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a policy, a decrease in Face Amount, a partial withdrawal or lapse of a policy. These charges are discussed below.
Your policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider or the Cash Value Enhancement Plus Rider. Adding either rider to your policy will alter certain charges under your policy. The charges associated with these riders are discussed under “Other Provisions of the Policy—Cash Value Enhancement Riders.”
Premium Charge
During the first 10 Policy Years, we deduct a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.
Surrender Charges
We will deduct a surrender charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:
•	the policy is surrendered for its Net Cash Surrender Value,
•	a partial withdrawal is made,
•	the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption, or
•	the policy lapses.
Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made.
The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature. The surrender charge is calculated separately for the initial Face Amount and each Face Amount increase.
The Surrender Charge Period varies based on the age of the Life Insured on the date of issuance of the policy or the date of any Face Amount increase (as applicable) as follows:
Age	Surrender Charge Period
0-50	15 Years
51	14 Years
52	13 Years
53	12 Years
54	11 Years
55+	10 Years
The surrender charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:
(i)  is the rate per $1000 of initial Face Amount (or Face Amount increase);
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(ii)  is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and
(iii)  is the initial Face Amount (or the Face Amount increase) divided by 1000.
The rate per $1000 of initial Face Amount is based on the Life Insured’s Age at issuance of the policy and the death benefit option in effect. The rate per $1000 of Face Amount increase is based on the Life Insured’s Attained Age and the death benefit option in effect at the time of an increase. The rates per $1000 are set forth in the following table.
Table of Guaranteed Surrender Charge Rates Per $ 1000 of Face Amount or Face Amount Increase
Age at Issuance or Attained Age at Increase	Death Benefit Option 1	Death Benefit Option 2
25 or less	$7.54	$6.50
26 – 35	$6.61	$5.78
36 – 45	$6.09	$4.85
46 – 55	$4.13	$4.65
56 – 65	$2.99	$1.96
66+	$2.48	$1.96
The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the surrender charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.
Grading Percentages During The Surrender Charge Period (Applicable to the Initial Face Amount and Subsequent Increases) The Grading Percentages Will Not Exceed The Following:
Surrender Charge Period*	Age and Grading Percentage**
	0-50	51	52	53	54	55+
1	100%	100%	100%	100%	100%	100%
2	93%	93%	92%	92%	91%	90%
3	87%	86%	85%	83%	82%	80%
4	80%	79%	77%	75%	73%	70%
5	73%	71%	69%	67%	64%	60%
6	67%	64%	62%	58%	55%	50%
7	60%	57%	54%	50%	45%	40%
8	53%	50%	46%	42%	36%	30%
9	47%	43%	38%	33%	27%	20%
10	40%	36%	31%	25%	18%	10%
11	33%	29%	23%	17%	9%	0%
12	27%	21%	15%	8%	0%
13	20%	14%	8%	0%
14	13%	7%	0%
15	7%	0%
16	0%

* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.
** Age for the initial Face Amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the Attained Age at the time of the increase.
Illustration of Surrender Charge Calculation.
Assumptions.
•	45 year old
•	death benefit Option 1
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•	$20,000 in premiums have been paid on the policy in the first Policy Year
•	Surrender Charge Premium Limit for the policy is $16.06 per thousand of Face Amount
•	Face Amount of the policy at issue is $500,000 and no increases have occurred
•	policy is surrendered during the first month of the first Policy Year.
Surrender Charge. The surrender charge to be assessed would be $12,680 determined as follows:
•	First, the applicable rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.
$6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.
•	Next, this figure is multiplied by the initial Face Amount divided by 1000.
$25.36 x [500,000/1000 or 500] = $12,680.
•	Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).
$12,680 x 100% = $12,680.
Depending upon the Face Amount of the policy, the Age of the Life Insured at issuance, premiums paid under the policy and the performance of the underlying investment options, the policy may have no Cash Surrender Value and, therefore, the policy owner may receive no surrender proceeds upon surrendering the policy.
Surrender Charges on a Partial Withdrawal. A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:
(a)  is the amount of the partial Net Cash Surrender Value withdrawal;
(b)  is the Net Cash Surrender Value prior to the withdrawal; and
(c)  is the current total surrender charge prior to the withdrawal.
The surrender charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the surrender charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the surrender charges assessed, then the amount of the withdrawal will be reduced.
Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.
Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.
The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decrease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the exemption amount. This amount is set at issuance of the policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the policy or a partial withdrawal of Net Cash Surrender Value.
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Monthly Charges
On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the policy until the Policy Anniversary when the Life Insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:
•	an administration charge;
•	a Face Amount charge;
•	an asset-based risk charge; and
•	a cost of insurance charge.
If applicable, there may be additional monthly charges for any supplementary benefits added to the policy.
All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by you and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.
Administration Charge. The administration charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.
Face Amount Charge. There is a monthly charge per $1000 Face Amount that is paid to us. The monthly charge per $1000 of Face Amount varies by the Age of the Life Insured at issuance (or the Attained Age of the Life Insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.
Age*/Attained Age*	Death Benefit Option 1 (First Ten Policy Years)	Death Benefit Option 2 (First Ten Policy Years)
25 or less	$0.08	$0.04
35	$0.11	$0.06
45	$0.22	$0.10
55	$0.31	$0.17
65	$0.60	$0.39
75	$0.89	$0.61
85+	$1.18	$0.83

* For ages not shown, the applicable monthly charge can be found by adjusting the above charges proportionately.
Asset-Based Risk Charge. A charge is assessed against the Investment Accounts monthly. This rate is currently 0% and is guaranteed not to exceed 0.30%. This charge is paid to us to compensate for the sales, administrative and other expenses we may incur. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.
Cost of Insurance Charge. The monthly cost of insurance charge is paid to us and is determined as the rate of the cost of insurance for a specific Policy Month, multiplied by the net amount at risk, as described below.
Death Benefit Option 1. The net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:
(a)  is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and
(b)  is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance charge.
Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.
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Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the Life Insured’s age, sex and risk classification, the duration that coverage has been in force and the net amount at risk.
We apply unisex rates where appropriate under the law. Currently unisex rates are applied to policies issued in the state of Montana and for policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.
The cost of insurance charges reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of the life insured. In no event will the cost of insurance charges exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an Additional Rating applicable to the Life Insured. After the first Policy Year, the cost of insurance charge will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, age nearest birthday, mortality tables. Current cost of insurance charges may be less than the guaranteed rates.
Charges for Transfers
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.
Reduction in Charges
The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
SPECIAL PROVISIONS FOR EXCHANGES
We will permit owners of certain fixed life insurance contracts issued by us to exchange their contracts for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed life insurance contracts issued by us). Policy owners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.
COMPANY TAX CONSIDERATIONS
Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.
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POLICY VALUE
Determination of the Policy Value
A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.”
Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.
Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “The General Account—Fixed Account.”
Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “Policy Loans—Loan Account.”
Units and Unit Values
Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.
A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.
Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.
Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the sub-account by the unit value for the immediately preceding Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:
(a)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
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The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of
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transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers Involving Fixed Account.
While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.
We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.
Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.
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POLICY LOANS
While a policy is in force and has an available loan value, a policy owner may borrow against the Policy Value in an amount not to exceed the maximum loanable amount. The policy serves as the only security for the loan. Policy loans may have tax consequences. See “Tax Treatment of Policy Benefits—Policy Loans.”
Effect of Policy Loans
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.
Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the Loan Interest Credited Differential, which is currently 1.25% during the first ten Policy Years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten Policy Years and 0.5% thereafter. We may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.
For a policy that is not a modified endowment contract (“MEC”), the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax advisor before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.
If the interest due on a Policy Anniversary is not paid, the interest will be borrowed against the policy and added to the Policy Debt. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the Life Insured’s Attained Age 100. The policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.
Loan Account
When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
Interest Credited to the Loan Account. Interest is currently credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%.
Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.
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Loan Repayments. You may repay the Policy Debt in whole or in part at any time prior to the death of the Life Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.
Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, we may require that any amounts paid to it be applied to outstanding loan balances.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and your written request for surrender at our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.
Partial Withdrawals
You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on surrender charges on a partial withdrawal, see “Charges and Deductions—Surrender Charges.”
Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.
Reduction in Face Amount Due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under “Death Benefit - Minimum Death Benefit,” the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata surrender charge exceeds the difference between the death benefit and the Face Amount.
If death benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a policy.
When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.
LAPSE AND REINSTATEMENT
Lapse
Unless the No-Lapse Guarantee is in effect, the policy will go into default at the beginning of any Policy Month that the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax Considerations - Other Policy Distributions.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date
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of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the policy will terminate with no value.
No-Lapse Guarantee
In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default even if adverse investment experience or other factors should cause the policy’s Net Cash Surrender Value to fall to zero or below during such period.
The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.
The No-Lapse Guarantee Premium is set at issuance of the policy and reflects any Additional Rating and supplementary benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the supplementary benefits added to the policy or the risk classification of the Life Insured.
The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.
While the No-Lapse Guarantee is in effect, we will determine, at the beginning of any Policy Month that a policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify the policy owner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
•	the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or
•	the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.
If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.
No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.
Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
A policy owner may, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	Evidence of the Life Insured’s insurability, satisfactory to the Company, is provided to the Company; and
•	A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the planned premium, must be paid to the Company.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policy owner’s request or the date we receive the required payment at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the policy terminated. Any Policy Debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.
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THE GENERAL ACCOUNT
The general account of John Hancock USA consists of all assets owned by us other than those in Separate Account A and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.
By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 (“1933 Act”) and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Fixed Account
You may elect to allocate Net Premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the Net Premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all Net Premiums only to the Fixed Account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.
OTHER PROVISIONS OF THE POLICY
Cash Value Enhancement Riders
The policy may be issued with one of two optional cash value enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge.
Under each of the riders, the enhancement in Cash Surrender Value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:
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Cash Value Enhancement Factors (Applicable to Initial Face Amount and Subsequent Increases)
Policy Year	Cash Value Enhancement Rider	Cash Value Enhancement Plus Rider
1	90	100
2	80	100
3	60	100
4	40	100
5	20	100
6+	0	100
Adding either of the Cash Value Enhancement Riders to a policy will alter certain of the charges under the policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the policy.
Comparative Monthly Charges with Addition of Cash Value Enhancement Riders
Charges	The policy
Premium Charge	7.5% for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.3%)
Charges	The policy with Cash Value Enhancement Rider
Premium Charge	8.5% for first 10 Policy Years and 5.5% thereafter
Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.3%)
Charges	The policy with Cash Value Enhancement Plus Rider
Premium Charge	3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge	1% per Policy Year for the first 15 Policy Years (guaranteed not to exceed 1.30%) and 0.25% thereafter (guaranteed not to exceed 0.55%)
Return of Premium Death Benefit Rider
The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the Life Insured after we receive due proof of death. The Return of Premium Rider death benefit is calculated as follows:
The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the Rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the Rider death benefit will not be reduced to less than zero).
Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:
•	the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;
•	the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or
•	the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.
Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by the policy owner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider death benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata surrender charges.
Partial Withdrawals. If the policy owner makes a written request for a partial withdrawal of Net Cash Surrender Value while this rider is inforce, the amount of the Return of Premium Rider death benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions – Surrender Charges.” In addition, any Face Amount reduction that would otherwise be required as a result of the
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partial withdrawal will be limited to the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.
No-Lapse Guarantee. The No-Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two Policy Years only.
Policy Owner Rights
Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. Here are some major ones:
•	Determine when and how much you invest in the various accounts in which to invest
•	Borrow or withdraw amounts you have in the accounts
•	Change the beneficiary who will receive the death benefit
•	Change the amount of insurance
•	Turn in (i.e., “surrender”) the policy for the full amount of its Net Cash Surrender Value
•	Choose the form in which we will pay out the death benefit or other proceeds
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.
Beneficiary
One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice to us in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.
Incontestability
We will not contest the validity of a policy after it has been in force during any Life Insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years. If a policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.
Misstatement of Age or Sex
If the stated age or sex, or both, of the Life Insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
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Suicide Exclusion
If the Life Insured, whether sane or insane, dies by suicide within two years after the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.
If the Life Insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions taken for the increase.
We reserve the right to obtain evidence of the manner and cause of death of the Life Insured.
Supplementary Benefits
Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate owned policies, permitting a change of the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or
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part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
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Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
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•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
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Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
OTHER INFORMATION
Payment of Proceeds
As long as the policy is in force, John Hancock USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit on all amounts in John Hancock retained asset account. Please contact our Service Office for more information.
We may delay, for up to six months, the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
Reports to Policy Owners
Within 30 days after each Policy Anniversary, John Hancock USA will send the policy owner a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
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•	the premiums paid and other policy transactions made during the period since the last report; and
•	any other information required by law.
Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 7% of the target premium paid in years 2-15. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-15. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these
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arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock USA
John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.
Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the policy value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA disregards voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.
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Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.
John Hancock USA reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.
All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.
State Regulation
John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.
John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
41

Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
42

APPENDIX A: DEFINITIONS
Additional Rating: is an increase to the Cost of Insurance rate for Life Insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard risk classification.
Attained Age: is the age of the Life Insured on the Policy Date plus the number of whole years that have elapsed since the Policy Date.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.
Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.
Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender charge applicable to the withdrawal.
Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first monthly deduction on the Effective Date.
Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in the general account of the Company.
Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.
Issue Date: is the date the Company issued the policy. The Issue Date is also the date from which the Suicide and Incontesibility provisions of the policy are measured.
Life Insured: is the person whose life is insured under this policy.
Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.
Loan Interest Credited Differential: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.
Maximum Loanable Amount: is 100% of the policy Net Cash Surrender Value less estimated charges to the next Policy Anniversary, including loan interest.
Minimum Death Benefit: is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured.
Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the gross premium paid less the premium charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.
No-Lapse Guarantee: is a provision of the policy which occurs when the policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.
No-Lapse Guarantee Period: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee Period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the Life Insured’s age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular policy is stated in the policy.
No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the policy:
•	the Face Amount of insurance changes.
•	a Supplementary Benefit is added, changed or terminated.
43

•	the risk classification of the Life Insured changes.
•	a temporary Additional Rating is added (due to a Face Amount increase), or terminated.
•	the death benefit option changes.
No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.
No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.
Policy Date: is the date coverage takes effect under the policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.
Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:
(a) is the total amount of loans borrowed as of such date;
(b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;
(c) is any interest charges accrued from the last Policy Anniversary to the current date; and
(d) is the total amount of loan repayments as of such date.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.
Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.
Surrender Charge Premium Limit: is used to determine the surrender charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the policy. The Company will advise the policy owner of the Surrender Charge Premium Limit for any increase in Face Amount.
Written Request: is the policy owner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policy owner, and received at the Service Office.
44

In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834—1933 Act File No. 333-85284

Statement of Additional Information
dated April 29, 2019
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
2

Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2018, 2017, and 2016, was $95,309,756, $94,706,904, and $100,416,732, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
4

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2018, 2017 and 2016

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2018, 2017 and 2016

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

F-1

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 3, 2019

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2018	2017

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$44,556	$47,970
Stocks:
Preferred stocks	14	11
Common stocks	918	1,354
Investments in affiliates	2,913	2,560
Mortgage loans on real estate	12,085	11,900
Real estate:
Company occupied	162	286
Investment properties	3,851	5,436
Cash, cash equivalents and short-term investments	2,988	4,131
Policy loans	2,788	2,726
Derivatives	8,511	9,637
Receivable for securities	1	16
Other invested assets	9,728	9,269

Total cash and invested assets	88,515	95,296
Investment income due and accrued	583	705
Premiums due	65	65
Amounts recoverable from reinsurers	232	163
Net deferred tax asset	-	13
Funds held by or deposited with reinsured companies	3,188	3,321
Other reinsurance receivable	575	181
Amounts due from affiliates	244	477
Other assets	2,423	1,435
Assets held in separate accounts	124,131	141,167

Total admitted assets	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS – (CONTINUED)

	December 31,
	2018	2017

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$64,047	$69,132
Policyholders’ and beneficiaries funds	2,395	2,683
Consumer notes	154	197
Dividends payable to policyholders	393	408
Policy benefits in process of payment	445	450
Other amount payable on reinsurance	845	534
Other policy obligations	46	46

Total policy and contract obligations	68,325	73,450
Payable to parent and affiliates	1,309	1,645
Transfers to (from) separate account, net	(311)	(365)
Asset valuation reserve	1,981	2,106
Reinsurance in unauthorized companies	1	4
Funds withheld from unauthorized reinsurers	336	66
Interest maintenance reserve	1,373	2,038
Current federal income taxes payable	-	104
Net deferred tax liability	77	-
Derivatives	3,719	4,129
Payables for collateral on derivatives	1,559	1,973
Payables for securities	29	177
Funds held under coinsurance	7,376	7,239
Other general account obligations	1,181	981
Obligations related to separate accounts	124,131	141,167

Total liabilities	211,086	234,714

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2018 and 2017)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2018 and 2017, respectively)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,061	4,300

Total capital and surplus	8,870	8,109

Total liabilities and capital and surplus	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums, net	$5,816	$18,286	$13,227
Consideration for supplementary contracts with life contingencies	132	176	201
Net investment income	4,665	4,426	4,308
Amortization of interest maintenance reserve	179	195	191
Commissions and expense allowance on reinsurance ceded	468	1,963	629
Reserve adjustment on reinsurance ceded	(7,820)	(12,621)	(7,297)
Separate account administrative and contract fees	1,786	1,772	1,697
Other revenue	193	347	434

Total premiums and other revenues	5,419	14,544	13,390
Benefits paid or provided:
Death, surrender and other contract benefits, net	12,322	12,693	10,220
Annuity benefits	1,735	1,788	1,622
Disability and long-term care benefits	801	738	664
Interest and adjustments on policy or deposit-type funds	(52)	(318)	94
Payments on supplementary contracts with life contingencies	203	199	191
Increase (decrease) in life and long-term care reserves	(5,078)	1,979	1,784

Total benefits paid or provided	9,931	17,079	14,575
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,078	1,091	1,049
General expenses	1,186	1,039	943
Insurance taxes, licenses and fees	167	138	171
Net transfers to (from) separate accounts	(7,616)	(8,706)	(5,581)
Investment income ceded	1,052	878	1,240
Other deductions	(459)	153	21

Total insurance expenses and other deductions	(4,592)	(5,407)	(2,157)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	80	2,872	972
Dividends to policyholders	111	124	131

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(31)	2,748	841
Federal income tax expense (benefit)	(725)	446	(121)

Income (loss) from operations before net realized capital gains (losses)	694	2,302	962
Net realized capital gains (losses)	340	(403)	(933)

Net income (loss)	$1,034	$1,899	$29

The accompanying notes are an integral part of these statutory-basis financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2016	$5	$3,196	$990	$1,253	$5,444
Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	5	3,196	585	2,368	6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)

Balances at December 31, 2017	5	3,219	585	4,300	8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13

Balances at December 31, 2018	$5	$3,219	$585	$5,061	$8,870

The accompanying notes are an integral part of these statutory-basis financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$13,901	$18,819	$13,411
Net investment income received	4,828	4,603	4,415
Separate account fees	1,786	1,772	1,697
Commissions and expenses allowance on reinsurance ceded	468	1,963	629
Miscellaneous income	668	374	595
Benefits and losses paid	(22,601)	(28,091)	(21,060)
Net transfers from (to) separate accounts	7,670	8,763	5,699
Commissions and expenses (paid) recovered	(3,763)	(3,040)	(2,873)
Dividends paid to policyholders	(126)	(138)	(137)
Federal and foreign income and capital gain taxes (paid) recovered	(617)	(846)	200

Net cash provided by (used in) operating activities	2,214	4,179	2,576

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	22,532	19,287	20,934
Stocks	566	317	239
Mortgage loans on real estate	880	885	1,283
Real estate	2,507	986	1,295
Other invested assets	2,066	624	485
Net gains (losses) on cash, cash equivalents and short term investments	(4)	4	(2)

Total investment proceeds	28,547	22,103	24,234
Cost of investments acquired:
Bonds	25,992	21,195	21,880
Stocks	114	459	652
Mortgage loans on real estate	1,975	1,179	2,440
Real estate	213	415	446
Other invested assets	2,530	1,680	1,429
Derivatives	12	46	1,420

Total cost of investments acquired	30,836	24,974	28,267
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(547)	217	266
Net (increase) decrease in policy loans	(62)	(4)	932

Net cash provided by (used in) investment activities	(2,898)	(2,658)	(2,835)

Financing and miscellaneous activities
Surplus notes	-	-	(405)
Borrowed funds	(42)	(164)	(64)
Net deposits (withdrawals) on deposit-type contracts	(288)	(34)	93
Dividend paid to Parent	(600)	(900)	-
Other cash provided (applied)	471	(171)	(14)

Net cash provided by (used in) financing and miscellaneous activities	(459)	(1,269)	(390)
Net increase (decrease) in cash, cash equivalents and short-term investments	(1,143)	252	(649)
Cash, cash equivalents and short-term investments at beginning of year	4,131	3,879	4,528

Cash, cash equivalents and short-term investments at end of year	$2,988	$4,131	$3,879

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$7,873	$33	$650
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(7,873)	16	(650)
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	(49)	-

The accompanying notes are an integral part of these statutory-basis financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. Effective December 2, 2016, the Company discontinued new sales of its individual long-term care product. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2018, 2017 and 2016, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2018 and 2017, the Company held reserves of $1,212 million and $1,281 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principles-based reserving method use assumptions as outlined in the Company’s PBR Actuarial Report.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2018 and 2017. Reserves at December 31, 2018 and 2017 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 16% and 14% of the Company’s aggregate reserve for life contracts at December 31, 2018 and 2017, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2018 and 2017, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

John Hancock Subsidiaries, LLC (“JHS”) is a wholly-owned subsidiary of the Company. During 2017, the Company reclassified its investment in JHS of $1.3 billion from Stocks - Investments in affiliates to Other invested assets. This reclassification was the result of a change in accounting principle and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Adoption of New Accounting Standards

Effective January 1, 2018, the NAIC made substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

margin payment to be collateral or a legal settlement. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2015, the NAIC adopted revisions to SSAP No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and will finish implementation prior to January 1, 2020. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86, Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by FASB. The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions are effective beginning January 1, 2019 and early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2018, 2017 and 2016.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817

Total bonds	$44,556	$2,472	$(979)	$46,049

December 31, 2017:
U.S. government and agencies	$5,382	$153	$(78)	$5,457
States and political subdivisions	2,713	548	(3)	3,258
Foreign governments	2,467	87	(17)	2,537
Corporate bonds	31,028	3,455	(77)	34,406
Mortgage-backed and asset-backed securities	6,380	430	(28)	6,782

Total bonds	$47,970	$4,673	$(203)	$52,440

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2018, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$930	$932
Due after one year through five years	4,914	4,923
Due after five years through ten years	7,546	7,628
Due after ten years	25,492	26,749
Mortgage-backed and asset-backed securities	5,674	5,817

Total	$44,556	$46,049

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2018	2017

	(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$265	$135
Bonds and cash pledged in support of exchange-traded futures	362	364
Bonds and cash pledged in support of cleared interest rate swaps	337	192

Total fair value	$964	$691

At carrying value:
Bonds on deposit with government authorities	$14	$16
Mortgage loans pledged in support of real estate	-	2
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,508	4,187

Total carrying value	$2,615	$4,298

At December 31, 2018 and 2017, the Company held below investment grade corporate bonds of $2,856 million and $2,238 million, with an aggregate fair value of $2,830 million and $2,412 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2018

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2017

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

671451CZ0	$2	$-	$2	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$2	$-	$2	$-	$-

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$2,805	$(18)	$1,137	$(60)	$3,942	$(78)
States and political subdivisions	45	-	62	(3)	107	(3)
Foreign governments	27	-	43	(17)	70	(17)
Corporate bonds	2,028	(14)	2,534	(63)	4,562	(77)
Mortgage-backed and asset-backed securities	540	(3)	772	(25)	1,312	(28)
Total	$5,445	$(35)	$4,548	$(168)	$9,993	$(203)

At December 31, 2018 and 2017, there were 1,383 and 483 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $43 million and $40 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $72 million, $3 million, and $61 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 4, and 8 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2018, 2017 and 2016 was $0 million, $3 million, and $16 million, respectively. There were 1, 1, and 2 restructured corporate bonds for which an impairment was recognized during 2018, 2017 and 2016, respectively. The Company accrues interest income on impaired securities to the

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Proceeds	$28,102	$17,663	$20,018
Realized gross gains	729	557	524
Realized gross losses	(407)	(33)	(112)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2018 and 2017.

Affiliate Transactions

In 2018, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”). These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

In 2016, the Company transferred certain bonds to an affiliate, JHRECO, in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate MLRL. These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MRLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $140 million.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913

Total stocks	$2,394	$1,482	$(30)	$3,846

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$11	$3	$-	$14
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1,131	235	(12)	1,354
Affiliates*	1,589	971	-	2,560

Total stocks	$2,731	$1,209	$(12)	$3,928

*Affiliates - fair value represents the carrying value

At December 31, 2018 and 2017, there were 309 and 136 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2018 and 2017, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $11 million, $2 million, and $24 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 95, 81, and 108 securities, respectively. These are primarily made up of impairments on public and private common stocks.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2018 and 2017, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)

Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,560	East North Central	$1,574
Industrial	907	East South Central	187
Office buildings	3,168	Middle Atlantic	1,868
Retail	3,652	Mountain	527
Agricultural	139	New England	579
Agribusiness	303	Pacific	3,604
Mixed use	22	South Atlantic	2,449
Other	1,163	West North Central	384
Allowance	(14)	West South Central	660
		Canada / Other	82
		Allowance	(14)

Total mortgage loans on real estate	$11,900	Total mortgage loans on real estate	$11,900

The aggregate mortgages outstanding to any one borrower do not exceed $425 million.

During 2018, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 8.30% and 3.26% for commercial loans. The Company issued no purchase money mortgages in 2018 and 2017. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2018, 2017 and 2016, respectively. The average recorded investment in impaired loans was $56 million, $31 million, and $25 million at December 31, 2018, 2017 and 2016, respectively. The Company recognized $4 million, $0 million, and $1 million of interest income during the period the loans were impaired for the years ended December 31, 2018, 2017 and 2016, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-
December 31, 2017:
Recorded Investment
Current	$442	$-	$11,472	$-	$11,914
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2018 and 2017. The Company was not a participant or co-lender in a mortgage loan agreement in 2018 and 2017.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2018	2017

	(in millions)
AAA	$279	$250
AA	2,814	2,842
A	5,505	5,585
BBB	3,370	3,095
BB	61	98
B and lower and unrated	56	30

Total	$12,085	$11,900

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2018	2017

	(in millions)
Properties occupied by the company	$236	$396
Properties held for the production of income	4,730	6,086
Properties held for sale	-	-
Less accumulated depreciation	(953)	(760)

Total	$4,013	$5,722

The Company recorded $0 million, $0 million, and $38 million of impairments on real estate investments during the years ended December 31, 2018, 2017 and 2016, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769 million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2018 and 2017.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $39 million, $0 million, and $99 million of impairments on partnerships and LLCs during the years ended December 31, 2018, 2017 and 2016, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2018 or 2017.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2018 and 2017, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2018 and 2017.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2018 or 2017.

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2018	2017	2016

	(in millions)
Income:
Bonds	$2,279	$2,146	$2,232
Preferred stocks	-	-	-
Common stocks	126	23	225
Mortgage loans on real estate	594	610	609
Real estate	638	704	762
Policy loans	175	176	167
Cash, cash equivalents and short-term investments	38	33	18
Other invested assets	1,069	1,014	506
Derivatives	427	483	594
Other income	(21)	12	30

Total investment income	5,325	5,201	5,143
Expenses
Investment expenses	(424)	(509)	(529)
Investment taxes, licenses and fees, excluding federal income taxes	(76)	(93)	(94)
Investment interest expense	(48)	(50)	(82)
Depreciation on real estate and other invested assets	(112)	(123)	(130)

Total investment expenses	(660)	(775)	(835)

Net investment income	$4,665	$4,426	$4,308

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2018	2017	2016

	(in millions)
Realized capital gains (losses)	$730	$722	$(494)
Less amount transferred to the IMR (net of related tax benefit (expense) of $2 in 2018, $(475) in 2017, and $31 in 2016)	(6)	882	(57)

Realized capital gains (losses) before tax	736	(160)	(437)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	396	243	496

Net realized capital gains (losses)	$340	$(403)	$(933)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2018
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5

Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6

Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188

Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2017

		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,870	$-	$2	$308	$128
	Foreign currency swaps	45	-	9	-	15

Cash flow hedges	Interest rate swaps	8,116	-	-	896	283
	Foreign currency swaps	1,549	78	45	295	268
	Foreign currency forwards	132	-	-	-	3
	Interest rate treasury locks	880	-	-	58	-
	Equity total return swaps	36	-	-	9	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,628	$78	$56	$1,566	$697

Other Hedging Relationships
	Interest rate swaps	$121,799	$8,284	$4,041	$8,284	$4,041
	Interest rate treasury locks	10,728	630	13	630	13
	Interest rate options	8,014	247	-	247	-
	Interest rate futures	7,453	-	-	-	-
	Foreign currency swaps	322	57	13	57	13
	Foreign currency forwards	535	2	5	2	5
	Foreign currency futures	991	-	-	-	-
	Equity total return swaps	100	20	-	20	-
	Equity index options	4,113	319	1	319	1
	Equity index futures	5,372	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$159,427	$9,559	$4,073	$9,559	$4,073

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$98	$102
	Credit default swaps	30	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,165	$-	$-	$98	$102

Total Derivatives		$175,220	$9,637	$4,129	$11,223	$4,872

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2018, 2017 and 2016, respectively, the Company recorded unrealized gains (losses) of $231 million, $402 million, and $436 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2018, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 28 years.

Derivatives Not Designated as Hedging Instruments or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2018, 2017 and 2016 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(193)	$(805)	$773
Interest rate treasury locks	(417)	841	(435)
Interest rate options	(35)	(73)	(8)
Interest rate futures	212	-	-
Foreign currency swaps	-	6	(31)
Foreign currency forwards	6	(11)	-
Foreign currency futures	(11)	-	-
Equity total return swaps	9	3	(4)
Equity index options	(133)	102	68
Equity index futures	121	-	-
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net unrealized capital gain (loss)	$(441)	$63	$363

Net realized capital gain (loss):
Interest rate swaps	$(225)	$874	$(490)
Interest rate treasury locks	43	34	342
Interest rate options	(5)	(3)	-
Interest rate futures	(411)	273	(23)
Foreign currency swaps	4	4	3
Foreign currency forwards	(16)	16	24
Foreign currency futures	61	(111)	94
Equity total return swaps	(2)	(9)	(9)
Equity index options	49	22	(98)
Equity index futures	157	(1,104)	(1,007)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(345)	$(4)	$(1,164)

Total gain (loss) from derivatives in other hedging relationships	$(786)	$59	$(801)

The table above does not include unrealized gains (losses) of ($28) million, $9 million, $11 million and realized gains (losses) of $12 million, $12 million and $6 million for the years ended December 31, 2018, 2017 and 2016, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($229) million, $872 million, and ($526) million (including ($226) million, $874 million, and ($490) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2018, 2017 and 2016, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2018 and 2017, respectively

	December 31, 2018			December 31, 2017

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$-	$-	-	$10	$-	1
AA	-	-	-	10	-	-
A	-	-	-	10	-	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$-	$-		$30	$-

1

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

2

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

3	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2018 and 2017. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2018 and 2017, the Company accepted collateral consisting of cash of $1,559 million and $1,973 million, and various securities with a fair value of $3,280 million and $4,360 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2018	$-
2019	66
2020	-
2021	-
Thereafter	-

Total Future Settled Premiums	$66

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
		(in millions)
Prior Year	$40	$32	$71
Current Year	$66	$(48)	$17

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2018 and 2017, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $266 million and $261 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2018 and 2017, the equity total return swap agreements with MLI had a fair value of ($14) million and $30 million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with John Hancock Reassurance Company Limited. The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the interest maintenance reserve (IMR) and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	31	31	-	25	6	-

Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-

Common stocks:
Industrial and misc	918	918	807	-	111	-

Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,450	8,450	-	8,035	415	-

Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	3,716	3,716	-	3,591	125	-

Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$22	$22	$-	$12	$10	$-
Loan-backed and structured securities	6	6	-	-	6	-

Total bonds with NAIC 6 rating	28	28	-	12	16	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-

Common stocks:
Industrial and misc	1,354	1,354	1,220	-	134	-

Total common stocks	1,354	1,354	1,220	-	134	-
Derivatives:
Interest rate swaps	8,284	8,284	-	8,284	-	-
Interest rate treasury locks	630	630	-	61	569	-
Interest rate options	247	247	-	67	180	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	57	57	-	57	-	-
Foreign currency forwards	2	2	-	2	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	20	20	-	-	20	-
Equity index options	319	319	-	319	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	9,559	9,559	-	8,790	769	-

Assets held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total assets	$152,108	$152,108	$137,593	$11,752	$2,763	$-

Liabilities:
Derivatives:
Interest rate swaps	$4,041	$4,041	$-	$4,001	$40	$-
Interest rate treasury locks	13	13	-	12	1	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	13	13	-	13	-	-
Foreign currency forwards	5	5	-	5	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	4,073	4,073	-	4,032	41	-

Liabilities held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total liabilities	$145,240	$145,240	$136,373	$6,982	$1,885	$-

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28

Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240

Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,942	$49,997	$-	$47,017	$2,980
Preferred stocks	11	14	-	-	14
Mortgage loans on real estate	11,900	12,759	-	-	12,759
Cash, cash equivalents and short term investments	4,131	4,131	3,065	1,066	-
Policy loans	2,726	2,726	-	2,726	-
Derivatives in effective hedge accounting and RSAT relationships	78	1,664	-	1,596	68

Total assets	$66,788	$71,291	$3,065	$52,405	$15,821

Liabilities:
Consumer notes	$197	$226	$-	$-	$226
Borrowed money	-	-	-	-	-
Policy reserves	1,364	1,354	-	-	1,354
Policyholders’ and beneficiaries funds	937	1,136	-	1,136	-
Derivatives in effective hedge accounting and RSAT relationships	56	799	-	618	181

Total liabilities	$2,554	$3,515	$-	$1,754	$1,761

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,439 million and $2,415 million at December 31, 2018 and 2017, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2018 and 2017, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2018 and 2017.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2018, 2017 and 2016, are summarized as follows:

	Balance at January 1, 2018	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2018
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-

Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3

Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111

Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804

Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2017	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2017
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6

Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134

Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134
Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844

Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2016	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2016
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums earned
Direct	$20,067	$20,392	$19,809
Assumed	603	605	872
Ceded	(14,854)	(2,711)	(7,454)

Net	$5,816	$18,286	$13,227

Benefits to policyholders ceded	$(15,881)	$(16,741)	$(15,271)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2018, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2018, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2018, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,586 million.

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Non-Affiliated Reinsurance

The table below consists of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(219)	$(224)	$(264)
Premiums assumed	88	91	106
Benefits ceded	(594)	(636)	(615)
Benefits assumed	238	254	246

Other reinsurance receivable (payable)	-	(1)	(2)
Funds held by or deposited with reinsured companies	3,183	3,316	3,483

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

The table below consists of the impact of the 2018 Reinsurance Group of America (“RGA”) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(2,790)
Benefits ceded, net	(134)
Other reinsurance receivable	24
Other amounts payable on reinsurance	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual payout annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table below consists of the impact of the 2012 RGA Agreement:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(2)	$(3)	$(392)
Benefits ceded, net	(407)	(418)	(467)

Other reinsurance receivable	72	68	73
Other amounts payable on reinsurance	-	-	-

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table below consists of the impact of the Jackson National Life Insurance Company (“Jackson’) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(5,317)
Benefits ceded, net	(134)
Funds held by or deposited with reinsured companies	-

Other reinsurance receivable	20
Other amounts payable on reinsurance	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(167)	$(177)	$(183)
Benefits ceded, net	(408)	(424)	(427)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	39	46	41
Other amounts payable on reinsurance	5	4	9

Treaty settlement received (paid)*	208	227	246
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(501)	$(256)	$(517)
Premiums ceded, impact of treaty recaptured	-	3,718	-
Benefits ceded	(573)	(782)	(836)

Other reinsurance receivable	13	2	-
Other amounts payable on reinsurance	-	-	24
Funds withheld from reinsured companies	7,131	7,048	-
Funds withheld from unauthorized reinsurers	-	-	7,236
Treaty settlement received (paid)*	20	(8)	(594)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the payout annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long-Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,038 million and $8,644 million at December 31, 2018 and 2017, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long-term care liabilities was $7,131 million and $7,048 million at December 31, 2018 and 2017, respectively.

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The available and required capital in the table below represent JHRECO’s capital position on a NAIC basis at December 31, 2018 and 2017.

	Years ended December 31,
	2018	2017

	(in millions)
Available Capital	$2,085	$1,884
Required Capital	$323	$262
RBC Ratio	646%	718%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2018 and 2017 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2018	$11,404	$1,425	800%
Impact of JHRECO LTC Recapture	470	232	-83%

Capital Gross of JHRECO LTC Cession	$11,874	$1,657	717%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2017	$10,761	$1,266	850%
Impact of JHRECO LTC Recapture	854	189	-52%

Capital Gross of JHRECO LTC Cession	$11,615	$1,455	798%

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(3,763)	$(3,320)	$(3,978)
Benefits ceded	(10,700)	(11,653)	(10,494)

Other reinsurance receivable	185	25	-
Other amounts payable on reinsurance	660	389	605
Funds withheld from unauthorized reinsurers	7	-	227

Treaty settlement received (paid)*	178	480	(142)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $1,989 million and $1,873 million as a coinsurance reserve and JHUSA holds $420 million and $109 million as a modified coinsurance reserve at December 31, 2018 and 2017, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $7 million and $0 million at December 31, 2018 and 2017, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(133)	$(255)	$(298)
Benefits ceded	(595)	(545)	(468)

Other reinsurance receivable	-	-	5
Other amounts payable on reinsurance	7	7	-
Funds withheld from unauthorized reinsurers	329	66	-
Treaty settlement received (paid)*	(30)	(28)	(74)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	241
Benefits ceded	(22)	(19)	(10)
Benefits assumed	19	22	8

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	5	7	-
Funds withheld from authorized reinsurers	-	-	3
Treaty settlement received (paid)*	(23)	(28)	7

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Year ended December 31,
	2018	2017

	(in millions)
Premiums ceded	$(135)	$(373)
Premiums assumed	-	-
Benefits ceded	(17)	(14)
Benefits assumed	-	-

Other reinsurance receivable	-	-
Other amounts payable on reinsurance	22	18
Funds withheld from authorized reinsurers	102	50
Treaty settlement received (paid)*	(68)	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2018.

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$2,432	$63	$2,495
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,311	63	2,374
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,311	63	2,374
(f) Deferred tax liabilities	2,289	72	2,361

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$22	$(9)	$13

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(758)	$4	$(754)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(758)	4	(754)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(758)	4	(754)
(f) Deferred tax liabilities	(661)	(3)	(664)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(97)	$7	$(90)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2018. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	742	-	742
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	742	-	742
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,212	-	1,212
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,569	10	1,579

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,311	$63	$2,374

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$12	$12
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(93)	-	(93)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(93)	-	(93)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	116	-	116
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(665)	(8)	(673)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(758)	$4	$(754)

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2018	2017

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	800%	849%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,854	$8,082

Impact of tax planning strategies is as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2017
	(3) Ordinary	(4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,311	$63
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,311	$63
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(758)	$4
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(758)	$4
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(725)	$446	$(1,171)
(b) Foreign	-	-	-

(c) Subtotal	(725)	446	(1,171)
(d) Federal income tax on net capital gains	396	243	153
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(329)	$689	$(1,018)

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	654	1,489	(835)
(4) Investments	72	88	(16)
(5) Deferred acquisition costs	412	357	55
(6) Policyholder dividends accrual	53	49	4
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	34	28	6
(9) Pension accrual	17	16	1
(10) Receivables - nonadmitted	54	48	6
(11) Net operating loss carryforward	35	-	35
(12) Tax credit carry-forward	333	329	4
(13) Other (including items <5% of total ordinary tax assets)	10	28	(18)

(99) Subtotal	$1,674	$2,432	$(758)
(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,553	$2,311	$(758)
(e) Capital:
(1) Investments	$67	$63	$4
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$67	$63	$4
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$67	$63	$4
(i) Admitted deferred tax assets (2(d)+2(h))	$1,620	$2,374	$(754)

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,150	$1,178	$(28)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	9	9	-
(4) Policyholder reserves	324	934	(610)
(5) Other (including items <5% of total ordinary tax liabilities)	127	150	(23)

(99) Subtotal	$1,628	$2,289	$(661)
(b) Capital:
(1) Investments	$69	$72	$(3)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$69	$72	$(3)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,697	$2,361	$(664)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(77)	$13	$(90)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2018	2017	Change

	(in millions)
Total deferred tax assets	$1,620	$2,374	$(754)
Total deferred tax liabilities	1,697	2,361	(664)

Net deferred tax assets (liabilities)	$(77)	$13	$(90)

Tax effect of unrealized gains and losses			137
Tax effect of unrealized foreign exchange gains (losses)			5
Other			(215)

Change in net deferred income taxes			$(17)

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2018 and 35% for 2017 and 2016 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Ordinary provisions computed at statutory rate	$(7)	$962	$294
Net realized capital gains (losses) before IMR at statutory rate	153	253	(173)
Change in nonadmitted assets	-	-	-
Reinsurance	77	22	(47)
Valuation allowance	-	-	71
Tax-exempt income	1	(22)	(16)
Nondeductible expenses	2	1	(1)
Foreign tax expense gross up	5	8	8
Amortization of IMR	(138)	(68)	(78)
Tax recorded in surplus	14	68	(4)
Dividend received deduction	(159)	(184)	(183)
Investment in subsidiaries	(18)	(25)	(25)
Prior year adjustment	(69)	(151)	(54)
Tax credits	(23)	(24)	(26)
Change in tax reserve	33	4	(200)
Pension	-	-	-
Tax rate change	(185)	570	-
Other	2	1	(1)

Total	$(312)	$1,415	$(435)

Federal and foreign income taxes incurred	$(725)	$446	$(121)
Capital gains tax	396	243	496
Change in net deferred income taxes	17	726	(810)

Total statutory income tax expense (benefit)	$(312)	$1,415	$(435)

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2018, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	23
	2008	2028	57
	2009	2029	54
	2010	2030	47
	2011	2031	41
	2012	2032	32
	2013	2033	21
	2014	2034	12
	2015	2035	5
	2016	2036	3
	2017	2037	1
	2018	2038	-

			$303

Net Operating Losses	2008	2023	$-
	2009	2024	-
	2010	2025	-
	2013	2028	-
	2014	2029	-
	2018		35

			$35

Foreign Tax Credits	2006	2016	$-
	2007	2017	-
	2008	2018	-
	2009	2019	-
	2010	2020	-
	2011	2021	-
	2012	2022	-
	2013	2023	-
	2014	2024	-
	2015	2025	-
	2016	2026	-
	2017	2027	-
	2018	2028	23

			$23

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Origination Year	Expiration Year	Amount

	(in millions)
Other credits	2000	2020	$-
	2001	2021	-
	2002	2022	-
	2003	2023	-
	2004	2024	-
	2005	2025	-
	2006	2026	-
	2007	2027	-
	2008	2028	-
	2009	2029	-
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	2
	2014	2034	2
	2015	2035	3
	2016	2036	-

			$7

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $323 million and $0 million for the years 2018, 2017 and 2016 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Holding (USA) LLC
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Taxes receivable from (payable to) affiliates are ($47) million and ($156) million at December 31, 2018 and 2017, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2018	2017

	(in millions)
Balance at beginning of year	$60	$37
Additions based on tax positions related to the current year	2	14
Payments	-	-
Additions for tax positions of prior years	48	22
Reductions for tax positions of prior years	(2)	(13)

Balance at end of year	$108	$60

Included in the balances as of December 31, 2018 and 2017, are $108 million and $75 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2018 and 2017, are ($1) million and ($16) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately ($3) million, ($10) million, and ($177) million of interest expense / (benefit) for the years ended December 31, 2018, 2017 and 2016, respectively. The Company had approximately $6 million and $6 million accrued for interest as of December 31, 2018 and 2017, respectively. The Company did not recognize any material penalties for the years ended December 31, 2018, 2017 and 2016.

The Company reported a Repatriation Transition Tax liability in the amount of $1 million for 2017. This amount was fully remitted to the IRS with the filing of the 2017 federal income tax return.

As of December 31, 2017, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $485 million, all of which was recorded as a current tax recoverable. The Company expects to recover $243 million of this balance with the filing of its 2018 tax return, while the remaining $242 million is expected to be recovered in 2019 through 2021.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company completed its analysis on the income tax effects of the Act and adjusted its provisional amounts accordingly. The Company updated policy level tax reserves and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $13 million per year. In addition, with the completion of the 2017 tax return,

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

the Company recorded all provision to return adjustments of which ($185) million impacted the effective tax rate related to the revaluation of deferred tax assets and liabilities from 35% to 21%.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2018, 2017 and 2016, the Company paid ordinary dividends of $600 million, $807 million and $0 million and extraordinary dividends of $0 million, $93 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2018 and 2017, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2018. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2018, 2017 and 2016. Total interest paid through December 31, 2018 was $813 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The surplus notes which were to have matured on March 31, 2033 were repaid on November 1, 2016. For the year ended December 31, 2016, the combined interest expense on the notes was $31 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid through December 31, 2018 was $24 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $296 million, $347 million, and $329 million, respectively, for the years ended December 31, 2018, 2017 and 2016.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $748 million, $767 million, and $811 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2018, 2017 and 2016, respectively, the Company received dividends of $28 million, $31 million, and $34 million from John Hancock Investment Management Services LLC, $83 million, $72 million, and $71 million from JHD, $100 million, $0 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $404 million, $231 million, and $214 million from John Hancock Subsidiaries, LLC (“JHS LLC”), and $0 million, $0 million, and $19 million from John Hancock Partnership Holdings I & II, $1 million, $10 million, and $0 million from CLA CRE Opportunity Fund I LP and $27 million, $0 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018 and 2017, the Company made a capital contribution of $0 million and $0 million to JHS LLC.

The Company did not make a capital contribution to its wholly-owned subsidiary, MMRC in 2018. During 2017, the Company made a capital contribution of $40 million to MMRC, in exchange for one hundred and one shares of the common stock of MMRC.

During 2018 and 2017, the Company received a return of capital of $80 million and $0 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2018 and 2017, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $572 million and $558 million at December 31, 2018 and 2017, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2018	2017

	(In millions)
The Manufacturers Investment Corporation	$66	$134
John Hancock Financial Corporation	113	114
Manulife Reinsurance Limited	17	56
Manulife Reinsurance (Bermuda) Ltd.	141	111
Manulife (Michigan) Reassurance Company	6	4
John Hancock Life & Health Insurance Company	159	180
John Hancock Reassurance Company, Ltd.	91	179
John Hancock Life Insurance Company New York	293	170
John Hancock Investment Management Services LLC	25	23
John Hancock Subsidiaries LLC	24	31
John Hancock Insurance Agency, Inc.	5	5
Essex Corporation	1	-
JH Signature Services Inc.	9	8
JH Partnership Holdings I, II LP	-	7
John Hancock Realty Advisors	6	2
JH Advisors LLC	47	66
Manulife Asset Management (US) LLC	35	76
Hancock Capital Investment Management LLC	15	11
John Hancock RPS, LLC	41	31
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	11	11
JH Networking Insurance Agency, Inc.	4	5
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	1
Hancock Natural Resource Group, Inc.	68	30
Hancock Forest Management, Inc.	5	5
John Hancock Personal Financial Services, LLC	1	2
John Hancock Funding Company LLC	(9)	-

Total	$1,221	$1,264

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $723 million, purchase other invested assets of $2,118 million, purchase real estate of $87 million, and issue agricultural and commercial mortgages of $152 million at December 31, 2018. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 42% of these commitments expire in 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2019	$9
2020	8
2021	5
2022	3
2023	3
Thereafter	16

Total	$44

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition,

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company is pending in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On November 1, 2018, the court granted preliminary approval of the $91 million settlement for Besen and scheduled a fairness hearing for February 19, 2019. Distribution of notice of the settlement to the class commenced on December 26, 2018. A similar class action based on the same policy language in dispute in the case pending in New York had been pending in California. The parties have settled all claims alleged in the California action. On May 8, 2018, the court granted final approval of the settlement, and the settlement amount of $60 million has been paid.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. In October 2018, an almost identical class action was initiated against the Company in the Southern District of New York. It was filed as a related case as the one filed in June and has been assigned to the same judge. Discovery has commenced in these cases and will continue through 2019. It is too early to assess the range of potential outcomes for these two related lawsuits.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%

Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%

Total (gross)	20,038	544	110,692	131,274	100%

Reinsurance ceded	10,830	-	-	10,830

Total (net)	$9,208	$544	$110,692	$120,444

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$448	$400	$1,720	$2,568	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	124,432	124,432	84%

Total with adjustment or at fair value	450	400	126,152	127,002	86%
At book value without adjustment (minimal or no charge or adjustment)	5,412	-	-	5,412	4%
Not subject to discretionary withdrawal	14,987	227	171	15,385	10%

Total (gross)	20,849	627	126,323	147,799	100%

Reinsurance ceded	4,526	-	-	4,526

Total (net)	$16,323	$627	$126,323	$143,273

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2018	2017	2018	2017

	(in millions)
Group Annuity Contracts (401K)	$78,443	$87,377	$-	$-
Variable and Fixed Annuities	29,250	35,552	21	23
Life Insurance	12,771	14,081	-	-
Fixed Products - Institutional and stable value fund	1,743	2,140	-	-
Fixed Products - Retail	26	26	351	413
Investments - Funds	1,526	1,555	-	-

Total	$123,759	$140,731	$372	$436

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59
2014	$252	$74

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2018	2017

	(in millions, except for ages)
Account value	$29,577	$36,044
Amount of reserve held	1,230	821
Net amount at risk - gross	7,778	4,817
Weighted average attained age	69	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2018 and 2017:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2018 and 2017, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2018 and 2017, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018	2017

	(in millions)
Type of Fund
Equity	$24,071	$28,880
Balanced	8,365	10,009
Bonds	5,615	6,381
Money Market	517	519

Total	$38,568	$45,789

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$14,007	$14,007	$-	$14,395	$14,395

Reserves for accounts with assets at:
Fair value	544	123,076	123,620	627	139,896	140,523
Amortized cost	-	-	-	-	-	-

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$337	$1,385	$1,722	$400	$1,720	$2,120
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,329	1,329	-	1,494	1,494
At fair value	-	118,543	118,543	-	134,740	134,740
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,671	1,671	-	1,771	1,771

Subtotal	337	122,928	123,265	400	139,725	140,125
Not subject to discretionary withdrawal	207	148	355	227	171	398

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2018	2017	2016

	(in millions)
Transfers to separate accounts	$15,071	$17,679	$17,163
Transfers from separate accounts	22,687	26,385	22,744

Net transfers to (from) separate accounts	$(7,616)	$(8,706)	$(5,581)

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $26 million, $34 million, and $30 million in 2018, 2017 and 2016, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2018, 2017 and 2016, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $308 million and $328 million at December 31, 2018 and 2017, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During the year, the Company implemented its North American voluntary early retirement program. The program will result in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2018, 2017 and 2016, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2018 and 2017 was $108 million and $112 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2018 and 2017 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans - (continued)

actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2018, 2017 and 2016, respectively.

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2018, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2018, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2018. At December 31, 2018, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2018, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2018, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $1 million for the year ended December 31, 2018 and 2017.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2018 and 2017 was $154 million and $197 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2019-$16 million; 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $10 million, $11 million, and $12 million in 2018, 2017 and 2016, respectively. Interest paid amounted to $8 million, $11 million, and $11 million in 2018, 2017 and 2016, respectively.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $7 million, and $7 million for the years ended December 31, 2018, 2017 and 2016, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million, $1 million, and $1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

	December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$421

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2018 and 2017, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2018
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

December 31, 2018
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$803	$755	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$803	$755	$400

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2018 was $0 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block - (continued)

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2018	2017

	(in millions)
Assets:
Bonds	$2,222	$2,744
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	327	247
Real estate	661	704
Cash, cash equivalents and short-term investments	332	4
Policy loans	1,734	1,694
Other invested assets	407	248

Total cash and invested assets	5,683	5,641
Investment income due and accrued	110	102
Premiums due	4	5
Net deferred tax asset	32	73
Other closed block assets	372	46

Total closed block assets	$6,201	$5,867

Obligations:
Policy reserves	5,407	5,515
Policyholders’ and beneficiaries’ funds	58	60
Dividends payable to policyholders	304	322
Policy benefits in process of payment	61	71
Other policy obligations	6	1
Other closed block obligations	663	500

Total closed block obligations	$6,499	$6,469

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2018 financial statements through April 3, 2019, the date the financial statements were issued.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court with the anticipation that a Plan of Rehabilitation that addresses and removes the causes of SRUS’s impairment be submitted to the Receiver and the Court for approval. In the event a Plan of Rehabilitation is not submitted and approved, the rehabilitation proceedings could convert into liquidation proceedings. As of December 31, 2018, the Company recorded a reserve credit and a reinsurance receivable of approximately $209 million and $33 million, respectively, related to the various agreements with SRUS.

F-82

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2018

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

December  31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account A (the Separate Account), as of December 31, 2018, and the related statements of operations and changes in contract owners’ equity for the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018 and the results of its operations and changes in contract owners’ equity for the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1987.

Boston, Massachusetts

April 3, 2019

3

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account A

500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series NAV
Lifestyle Growth Portfolio Series I
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV
M Capital Appreciation
M International Equity
American Asset Allocation Trust Series I	M Large Cap Growth
American Global Growth Trust Series I	M Large Cap Value
American Growth Trust Series I	Managed Volatility Aggressive Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
American International Trust Series I	Managed Volatility Balanced Portfolio Series I
Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series I
Managed Volatility Conservative Portfolio Series NAV
Managed Volatility Growth Portfolio Series I
Capital Appreciation Trust Series I	Managed Volatility Growth Portfolio Series NAV
Capital Appreciation Trust Series NAV	Managed Volatility Moderate Portfolio Series I
Capital Appreciation Value Trust Series I	Managed Volatility Moderate Portfolio Series NAV
Capital Appreciation Value Trust Series NAV	Mid Cap Index Trust Series I
Core Bond Trust Series I	Mid Cap Index Trust Series NAV
Core Bond Trust Series NAV	Mid Cap Stock Trust Series I
Emerging Markets Value Trust Series I	Mid Cap Stock Trust Series NAV
Emerging Markets Value Trust Series NAV	Mid Value Trust Series I
Equity Income Trust Series I	Mid Value Trust Series NAV
Equity Income Trust Series NAV	Money Market Trust Series I
Money Market Trust Series NAV
Financial Industries Trust Series I	PIMCO All Asset
Financial Industries Trust Series NAV	Real Estate Securities Trust Series I
Fundamental All Cap Core Trust Series I	Real Estate Securities Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Science & Technology Trust Series I
Fundamental Large Cap Value Trust Series I	Science & Technology Trust Series NAV
Select Bond Trust Series I
Select Bond Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Short Term Government Income Trust Series I
Global Bond Trust Series I	Short Term Government Income Trust Series NAV
Global Bond Trust Series NAV	Small Cap Stock Trust Series I
Global Trust Series I	Small Cap Stock Trust Series NAV
Global Trust Series NAV	Small Cap Index Trust Series I
Health Sciences Trust Series I	Small Cap Index Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Opportunities Trust Series I
High Yield Trust Series I	Small Cap Opportunities Trust Series NAV

4

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account A

High Yield Trust Series NAV	Small Cap Value Trust Series I
International Equity Index Series I	Small Cap Value Trust Series NAV
International Equity Index Series NAV	Small Company Value Trust Series I
International Growth Stock Trust Series I	Small Company Value Trust Series NAV
International Growth Stock Trust Series NAV	Strategic Income Opportunities Trust Series I
International Small Company Trust Series I	Strategic Income Opportunities Trust Series NAV
International Small Company Trust Series NAV	Total Bond Market Series Trust NAV
International Value Trust Series I	Total Stock Market Index Trust Series I
International Value Trust Series NAV	Total Stock Market Index Trust Series NAV
Investment Quality Bond Trust Series I	Ultra Short Term Bond Trust Series I
Investment Quality Bond Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Lifestyle Aggressive Portfolio Series NAV	Utilities Trust Series I
Lifestyle Balanced Portfolio Series NAV	Utilities Trust Series NAV

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I
Total Assets
Investments at fair value	$333,001,865	$7,042,758	$25,502,030	$128,553,201	$12,930,201	$78,465,488

Units outstanding	6,703,776	296,649	328,792	6,965,681	694,178	2,307,102
Unit value	$49.67	$23.74	$77.56	$18.46	$18.63	$34.01

Shares	11,174,559	764,686	2,765,947	10,857,534	945,190	4,741,117
Cost	$288,316,057	$7,424,358	$26,557,795	$150,011,688	$14,523,472	$92,757,643

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV
Total Assets
Investments at fair value	$100,731,704	$51,790,365	$38,127,316	$91,092,320	$26,689,621	$32,748,489

Units outstanding	3,246,275	2,328,343	487,988	477,819	721,435	900,078
Unit value	$31.03	$22.24	$78.13	$190.64	$37.00	$36.38

Shares	6,702,043	2,930,977	1,231,502	2,941,308	2,207,578	2,704,252
Cost	$117,948,960	$55,347,075	$39,250,932	$95,287,674	$30,722,155	$37,415,398

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV
Total Assets
Investments at fair value	$2,490,868	$70,628,944	$15,421,146	$61,160,428	$5,070,429	$58,882,982

Units outstanding	108,256	3,057,942	718,876	3,545,325	328,312	4,738,415
Unit value	$23.01	$23.10	$21.45	$17.25	$15.44	$12.43

Shares	228,101	6,485,670	1,216,179	4,846,310	567,797	6,601,231
Cost	$2,644,801	$76,027,144	$16,289,420	$63,807,353	$5,528,135	$62,804,915

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Equity Income Trust Series I	Equity Income Trust Series NAV	Financial Industries Trust Series I	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV
Total Assets
Investments at fair value	$33,645,179	$67,422,019	$2,373,145	$9,396,282	$1,023,257	$18,813,483

Units outstanding	627,663	1,256,507	87,596	287,342	22,449	693,925
Unit value	$53.60	$53.66	$27.09	$32.70	$45.58	$27.11

Shares	2,464,848	4,964,803	199,424	790,933	52,101	953,064
Cost	$39,676,933	$82,408,651	$2,712,600	$10,517,675	$1,194,431	$20,433,998

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV
Total Assets
Investments at fair value	$27,663,208	$43,430,636	$4,624,211	$36,211,924	$9,423,692	$26,552,697

Units outstanding	918,948	2,045,478	141,954	1,105,573	283,556	1,474,569
Unit value	$30.10	$21.23	$32.58	$32.75	$33.23	$18.01

Shares	1,579,852	2,480,333	374,734	2,944,059	512,994	1,447,013
Cost	$28,045,766	$45,766,293	$4,792,361	$37,348,927	$10,199,162	$28,736,423

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I	International Equity Index Series NAV
Total Assets
Investments at fair value	$11,662,591	$44,386,595	$11,108,158	$30,596,872	$11,271,048	$74,077,400

Units outstanding	130,547	635,945	312,208	1,300,918	905,382	1,514,607
Unit value	$89.34	$69.80	$35.58	$23.52	$12.45	$48.91

Shares	509,952	1,910,745	2,290,342	6,414,439	729,990	4,800,868
Cost	$13,228,951	$50,832,291	$12,857,399	$34,124,837	$11,870,363	$78,552,850

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I	International Value Trust Series NAV
Total Assets
Investments at fair value	$2,334,384	$15,098,188	$5,369,742	$25,467,504	$19,400,087	$37,995,140

Units outstanding	186,877	1,205,192	327,896	1,547,747	786,720	2,383,362
Unit value	$12.49	$12.53	$16.38	$16.45	$24.66	$15.94

Shares	154,288	997,897	427,868	2,027,668	1,638,521	3,233,629
Cost	$2,580,006	$16,872,573	$5,805,417	$26,864,583	$20,797,115	$41,643,996

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive Portfolio Series NAV	Lifestyle Balanced Portfolio Series NAV	Lifestyle Conservative Portfolio Series NAV	Lifestyle Growth Portfolio Series I
Total Assets
Investments at fair value	$9,363,363	$17,772,335	$10,528,197	$71,880,403	$4,235,100	$1,107,035

Units outstanding	257,684	1,033,066	813,597	5,873,257	364,449	99,550
Unit value	$36.34	$17.20	$12.94	$12.24	$11.62	$11.12

Shares	876,719	1,668,764	796,384	5,231,470	334,526	74,498
Cost	$10,069,968	$18,611,479	$11,699,382	$74,950,183	$4,464,184	$1,207,075

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series NAV	M Capital Appreciation	M International Equity	M Large Cap Growth	M Large Cap Value
Total Assets
Investments at fair value	$306,635,898	$21,382,122	$13,342,921	$7,896,939	$15,767,119	$12,334,509

Units outstanding	24,249,413	1,776,296	135,729	252,594	225,980	469,580
Unit value	$12.65	$12.04	$98.31	$31.26	$69.77	$26.27

Shares	20,648,882	1,598,066	631,169	744,994	690,027	1,115,236
Cost	$326,198,027	$22,403,921	$17,755,111	$9,012,400	$16,503,471	$14,583,813

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Aggressive Portfolio Series I	Managed Volatility Aggressive Portfolio Series NAV	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series NAV	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series NAV
Total Assets
Investments at fair value	$12,566,408	$174,787,116	$52,410,803	$416,483,491	$2,869,998	$33,036,046

Units outstanding	373,736	8,654,592	1,333,343	21,264,076	74,140	1,822,078
Unit value	$33.62	$20.20	$39.31	$19.59	$38.71	$18.13

Shares	1,260,422	17,513,739	4,667,035	36,987,877	270,499	3,107,812
Cost	$12,803,591	$172,447,866	$57,817,734	$466,738,444	$3,213,211	$36,755,055

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series NAV	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV
Total Assets
Investments at fair value	$65,070,901	$581,695,848	$12,647,009	$91,292,481	$23,799,503	$60,186,882

Units outstanding	1,771,096	29,489,739	314,253	4,705,951	471,397	1,815,238
Unit value	$36.74	$19.73	$40.24	$19.40	$50.49	$33.16

Shares	5,333,680	47,640,938	1,166,698	8,414,054	1,263,914	3,198,028
Cost	$65,626,948	$613,648,347	$14,752,358	$104,882,753	$27,462,936	$69,439,126

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust Series I	Money-Market Trust Series NAV
Total Assets
Investments at fair value	$19,577,151	$34,453,344	$10,920,765	$26,966,814	$29,832,556	$102,374,698

Units outstanding	440,965	355,971	353,220	566,264	1,184,300	10,002,508
Unit value	$44.40	$96.79	$30.92	$47.62	$25.19	$10.23

Shares	1,239,845	2,153,334	1,153,196	2,862,719	29,832,556	102,374,698
Cost	$20,491,058	$37,078,458	$13,654,511	$32,858,396	$29,832,556	$102,374,698

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Select Bond Trust Series I (a)
Total Assets
Investments at fair value	$32,593,928	$22,168,528	$44,153,453	$21,429,170	$31,797,696	$3,068,856

Units outstanding	1,851,468	118,553	281,700	389,756	728,285	257,968
Unit value	$17.60	$186.99	$156.74	$54.98	$43.66	$11.90

Shares	3,220,744	1,184,216	2,372,566	830,588	1,218,303	236,248
Cost	$34,551,429	$15,936,428	$41,539,227	$20,893,636	$32,786,129	$3,223,551

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Select Bond Trust Series NAV (b)	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I
Total Assets
Investments at fair value	$24,089,006	$5,314,940	$21,750,977	$9,148,380	$33,259,091	$25,668,881

Units outstanding	2,018,413	487,428	1,985,657	240,490	1,093,286	599,954
Unit value	$11.93	$10.90	$10.95	$38.04	$30.42	$42.78

Shares	1,855,856	447,762	1,832,433	684,759	2,485,732	1,147,469
Cost	$25,151,508	$5,501,965	$22,435,314	$10,379,060	$37,153,317	$33,797,306

(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series NAV.

See accompanying notes.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Cap Opportunities Trust Series NAV	Small Cap Stock Trust Series I (c)	Small Cap Stock Trust Series NAV (d)	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I
Total Assets
Investments at fair value	$15,784,091	$1,989,815	$20,749,259	$2,813,921	$30,610,463	$11,493,574

Units outstanding	747,491	64,404	565,112	104,188	402,147	276,659
Unit value	$21.12	$30.90	$36.72	$27.01	$76.12	$41.54

Shares	710,036	219,143	2,257,808	180,380	1,969,785	691,551
Cost	$21,202,472	$2,441,499	$22,450,034	$3,730,379	$40,270,177	$13,745,039

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

See accompanying notes.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Series Trust NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV
Total Assets
Investments at fair value	$25,360,899	$7,669,614	$32,957,452	$26,819,207	$14,003,943	$57,849,461

Units outstanding	915,140	278,362	1,609,612	1,071,752	460,603	570,309
Unit value	$27.71	$27.55	$20.48	$25.02	$30.40	$101.44

Shares	1,530,531	612,100	2,638,707	2,733,864	692,579	2,862,418
Cost	$31,670,811	$8,250,422	$35,484,967	$28,077,523	$13,954,530	$56,380,896

See accompanying notes.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV
Total Assets
Investments at fair value	$1,312,396	$6,726,674	$3,646,386	$15,956,644

Units outstanding	127,331	649,459	88,920	485,301
Unit value	$10.31	$10.36	$41.01	$32.88

Shares	115,426	591,096	264,614	1,159,640
Cost	$1,318,017	$6,821,051	$3,547,571	$16,156,486

See accompanying notes.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$5,037,431	$5,711,380	$226,185	$250,045	$885,279	$894,812
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,037,431	5,711,380	226,185	250,045	885,279	894,812

Realized gains (losses) on investments:
Capital gain distributions received	5,673,350	4,034,345	—	—	—	—
Net realized gain (loss)	16,768,797	12,647,181	(64,251)	(57,535)	(581,664)	(99,259)

Realized gains (losses)	22,442,147	16,681,526	(64,251)	(57,535)	(581,664)	(99,259)

Unrealized appreciation (depreciation) during the period	(43,846,904)	38,637,593	(192,864)	153,928	(440,952)	338,620

Net increase (decrease) in net assets from operations	(16,367,326)	61,030,499	(30,930)	346,438	(137,337)	1,134,173

Changes from principal transactions:
Purchase payments	22,284,725	19,984,225	222,137	219,445	2,603,223	2,048,551
Transfers between sub-accounts and the company	6,419,093	18,073,465	1,261,679	(787,187)	623,217	2,763,558
Transfers on general account policy loans	(1,322,685)	(1,764,413)	12,818	(29,393)	(152,369)	(148,499)
Withdrawals	(12,204,412)	(8,342,573)	(453,778)	(254,198)	(2,502,654)	(598,612)
Annual contract fee	(14,529,288)	(13,513,071)	(440,840)	(514,515)	(1,370,335)	(1,126,575)

Net increase (decrease) in net assets from principal transactions	647,433	14,437,633	602,016	(1,365,848)	(798,918)	2,938,423

Total increase (decrease) in net assets	(15,719,893)	75,468,132	571,086	(1,019,410)	(936,255)	4,072,596
Net assets at beginning of period	348,721,758	273,253,626	6,471,672	7,491,082	26,438,285	22,365,689

Net assets at end of period	$333,001,865	$348,721,758	$7,042,758	$6,471,672	$25,502,030	$26,438,285

	2018	2017	2018	2017	2018	2017
Units, beginning of period	6,784,125	6,586,120	270,953	328,818	338,984	300,795
Units issued	682,933	878,637	66,853	25,745	113,905	86,290
Units redeemed	(763,282)	(680,632)	(41,157)	(83,610)	(124,097)	(48,101)

Units, end of period	6,703,776	6,784,125	296,649	270,953	328,792	338,984

See accompanying notes.

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,265,816	$1,496,880	$100,168	$34,294	$327,187	$288,948
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,265,816	1,496,880	100,168	34,294	327,187	288,948

Realized gains (losses) on investments:
Capital gain distributions received	15,523,189	7,889,162	878,313	1,071,185	15,148,105	11,908,631
Net realized gain (loss)	683,660	1,035,280	115,596	64,250	4,234,615	3,310,844

Realized gains (losses)	16,206,849	8,924,442	993,909	1,135,435	19,382,720	15,219,475

Unrealized appreciation (depreciation) during the period	(25,203,828)	6,336,459	(2,461,274)	1,933,790	(20,056,793)	3,249,825

Net increase (decrease) in net assets from operations	(6,731,163)	16,757,781	(1,367,197)	3,103,519	(346,886)	18,758,248

Changes from principal transactions:
Purchase payments	11,541,651	9,932,355	1,208,830	995,448	3,999,413	4,132,126
Transfers between sub-accounts and the company	6,598,350	10,149,892	(821,041)	2,435,564	942,251	468,940
Transfers on general account policy loans	(64,813)	(108,782)	296,861	(192,450)	(1,245,403)	(629,826)
Withdrawals	(3,941,812)	(2,669,136)	(533,369)	(248,851)	(5,268,017)	(2,405,391)
Annual contract fee	(7,426,245)	(6,538,270)	(667,487)	(517,980)	(3,401,694)	(3,209,403)

Net increase (decrease) in net assets from principal transactions	6,707,131	10,766,059	(516,206)	2,471,731	(4,973,450)	(1,643,554)

Total increase (decrease) in net assets	(24,032)	27,523,840	(1,883,403)	5,575,250	(5,320,336)	17,114,694
Net assets at beginning of period	128,577,233	101,053,393	14,813,604	9,238,354	83,785,824	66,671,130

Net assets at end of period	$128,553,201	$128,577,233	$12,930,201	$14,813,604	$78,465,488	$83,785,824

	2018	2017	2018	2017	2018	2017
Units, beginning of period	6,625,088	6,029,037	720,753	588,444	2,411,606	2,456,826
Units issued	919,612	1,022,015	184,457	209,830	293,414	279,811
Units redeemed	(579,019)	(425,964)	(211,032)	(77,521)	(397,918)	(325,031)

Units, end of period	6,965,681	6,625,088	694,178	720,753	2,307,102	2,411,606

See accompanying notes.

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,572,588	$1,150,101	$1,606,847	$465,614	$10,497	$28,447
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,572,588	1,150,101	1,606,847	465,614	10,497	28,447

Realized gains (losses) on investments:
Capital gain distributions received	13,510,112	17,656,554	2,196,402	2,611,757	5,949,164	2,644,941
Net realized gain (loss)	2,166,502	2,708,695	2,565,866	1,661,395	3,209,476	3,561,000

Realized gains (losses)	15,676,614	20,365,249	4,762,268	4,273,152	9,158,640	6,205,941

Unrealized appreciation (depreciation) during the period	(18,762,076)	(707,099)	(14,554,241)	8,356,818	(7,788,916)	5,886,516

Net increase (decrease) in net assets from operations	(1,512,874)	20,808,251	(8,185,126)	13,095,584	1,380,221	12,120,904

Changes from principal transactions:
Purchase payments	5,015,587	5,041,278	3,201,458	3,003,430	1,006,166	982,594
Transfers between sub-accounts and the company	1,064,109	2,282,237	7,174,537	1,273,365	(1,739,699)	(1,412,508)
Transfers on general account policy loans	(547,881)	(616,998)	(491,820)	(95,032)	(262,059)	(76,906)
Withdrawals	(12,318,157)	(3,649,164)	(3,586,402)	(1,080,357)	(2,396,663)	(1,402,018)
Annual contract fee	(4,827,959)	(4,510,410)	(1,900,849)	(1,726,754)	(2,438,244)	(2,244,354)

Net increase (decrease) in net assets from principal transactions	(11,614,301)	(1,453,057)	4,396,924	1,374,652	(5,830,499)	(4,153,192)

Total increase (decrease) in net assets	(13,127,175)	19,355,194	(3,788,202)	14,470,236	(4,450,278)	7,967,712
Net assets at beginning of period	113,858,879	94,503,685	55,578,567	41,108,331	42,577,594	34,609,882

Net assets at end of period	$100,731,704	$113,858,879	$51,790,365	$55,578,567	$38,127,316	$42,577,594

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,585,179	3,611,722	2,135,269	2,057,878	555,682	615,567
Units issued	453,570	306,804	600,586	322,394	26,482	40,017
Units redeemed	(792,474)	(333,347)	(407,512)	(245,003)	(94,176)	(99,902)

Units, end of period	3,246,275	3,585,179	2,328,343	2,135,269	487,988	555,682

See accompanying notes.

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$56,542	$87,844	$85,297	$17,132	$130,544	$29,311
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	56,542	87,844	85,297	17,132	130,544	29,311

Realized gains (losses) on investments:
Capital gain distributions received	13,199,240	5,202,391	5,477,150	2,275,506	6,498,498	2,343,805
Net realized gain (loss)	2,213,826	1,794,684	1,291,799	872,590	54,829	(82,064)

Realized gains (losses)	15,413,066	6,997,075	6,768,949	3,148,096	6,553,327	2,261,741

Unrealized appreciation (depreciation) during the period	(13,892,254)	15,807,053	(6,805,370)	5,167,488	(7,041,921)	5,897,984

Net increase (decrease) in net assets from operations	1,577,354	22,891,972	48,876	8,332,716	(358,050)	8,189,036

Changes from principal transactions:
Purchase payments	7,264,327	6,452,638	748,447	760,092	2,686,447	2,185,308
Transfers between sub-accounts and the company	4,934,004	1,722,247	(309,419)	(322,108)	307,195	1,568,740
Transfers on general account policy loans	(708,281)	(831,753)	(32,078)	19,929	(162,507)	(88,606)
Withdrawals	(4,767,177)	(3,084,897)	(1,653,860)	(1,390,521)	(531,445)	(482,652)
Annual contract fee	(3,858,315)	(3,138,590)	(1,608,524)	(1,487,724)	(1,327,741)	(1,039,379)

Net increase (decrease) in net assets from principal transactions	2,864,558	1,119,645	(2,855,434)	(2,420,332)	971,949	2,143,411

Total increase (decrease) in net assets	4,441,912	24,011,617	(2,806,558)	5,912,384	613,899	10,332,447
Net assets at beginning of period	86,650,408	62,638,791	29,496,179	23,583,795	32,134,590	21,802,143

Net assets at end of period	$91,092,320	$86,650,408	$26,689,621	$29,496,179	$32,748,489	$32,134,590

	2018	2017	2018	2017	2018	2017
Units, beginning of period	463,766	457,079	790,899	863,372	876,826	812,101
Units issued	76,941	71,067	81,810	15,756	187,807	183,639
Units redeemed	(62,888)	(64,380)	(151,274)	(88,229)	(164,555)	(118,914)

Units, end of period	477,819	463,766	721,435	790,899	900,078	876,826

See accompanying notes.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$55,748	$50,893	$1,643,512	$1,002,782	$388,181	$371,107
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	55,748	50,893	1,643,512	1,002,782	388,181	371,107

Realized gains (losses) on investments:
Capital gain distributions received	189,718	167,171	5,336,424	3,078,055	—	224,099
Net realized gain (loss)	19,417	65,725	(534,658)	(245,204)	(129,676)	(34,669)

Realized gains (losses)	209,135	232,896	4,801,766	2,832,851	(129,676)	189,430

Unrealized appreciation (depreciation) during the period	(247,969)	195,648	(6,163,385)	4,953,470	(385,313)	29,813

Net increase (decrease) in net assets from operations	16,914	479,437	281,893	8,789,103	(126,808)	590,350

Changes from principal transactions:
Purchase payments	208,067	195,518	6,331,069	6,697,034	462,070	494,587
Transfers between sub-accounts and the company	23,981	534,045	(152,919)	5,557,007	(489,494)	170,416
Transfers on general account policy loans	(253)	(18,980)	(309,510)	(317,483)	(46,088)	(147,159)
Withdrawals	(355,215)	(728,985)	(3,461,609)	(615,682)	(1,024,447)	(881,342)
Annual contract fee	(265,968)	(218,192)	(3,361,019)	(2,947,035)	(707,083)	(753,011)

Net increase (decrease) in net assets from principal transactions	(389,388)	(236,594)	(953,988)	8,373,841	(1,805,042)	(1,116,509)

Total increase (decrease) in net assets	(372,474)	242,843	(672,095)	17,162,944	(1,931,850)	(526,159)
Net assets at beginning of period	2,863,342	2,620,499	71,301,039	54,138,095	17,352,996	17,879,155

Net assets at end of period	$2,490,868	$2,863,342	$70,628,944	$71,301,039	$15,421,146	$17,352,996

	2018	2017	2018	2017	2018	2017
Units, beginning of period	124,935	131,659	3,100,817	2,710,774	804,188	856,789
Units issued	11,819	40,993	428,448	774,602	22,401	34,897
Units redeemed	(28,498)	(47,717)	(471,323)	(384,559)	(107,713)	(87,498)

Units, end of period	108,256	124,935	3,057,942	3,100,817	718,876	804,188

See accompanying notes.

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,601,210	$1,441,432	$147,359	$77,461	$1,728,428	$834,282
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,601,210	1,441,432	147,359	77,461	1,728,428	834,282

Realized gains (losses) on investments:
Capital gain distributions received	—	837,460	—	—	—	—
Net realized gain (loss)	(852,944)	(139,208)	164,479	(33,023)	709,137	(66,270)

Realized gains (losses)	(852,944)	698,252	164,479	(33,023)	709,137	(66,270)

Unrealized appreciation (depreciation) during the period	(1,143,167)	16,954	(1,100,305)	932,232	(11,539,411)	10,107,496

Net increase (decrease) in net assets from operations	(394,901)	2,156,638	(788,467)	976,670	(9,101,846)	10,875,508

Changes from principal transactions:
Purchase payments	5,745,330	5,583,075	162,992	87,934	5,594,978	3,762,337
Transfers between sub-accounts and the company	(3,343,220)	3,725,396	297,718	2,775,692	4,829,135	20,362,870
Transfers on general account policy loans	(463,319)	(536,116)	(59,485)	10,966	(317,597)	(453,514)
Withdrawals	(4,731,404)	(1,766,691)	(549,129)	(208,261)	(1,992,041)	(683,885)
Annual contract fee	(2,854,592)	(2,888,247)	(217,935)	(138,941)	(2,247,249)	(1,478,651)

Net increase (decrease) in net assets from principal transactions	(5,647,205)	4,117,417	(365,839)	2,527,390	5,867,226	21,509,157

Total increase (decrease) in net assets	(6,042,106)	6,274,055	(1,154,306)	3,504,060	(3,234,620)	32,384,665
Net assets at beginning of period	67,202,534	60,928,479	6,224,735	2,720,675	62,117,602	29,732,937

Net assets at end of period	$61,160,428	$67,202,534	$5,070,429	$6,224,735	$58,882,982	$62,117,602

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,874,428	3,634,667	348,258	201,982	4,324,940	2,746,637
Units issued	698,862	768,494	74,570	176,088	984,793	1,914,894
Units redeemed	(1,027,965)	(528,733)	(94,516)	(29,812)	(571,318)	(336,591)

Units, end of period	3,545,325	3,874,428	328,312	348,258	4,738,415	4,324,940

See accompanying notes.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$718,771	$939,507	$1,455,981	$1,657,104	$33,466	$37,589
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	718,771	939,507	1,455,981	1,657,104	33,466	37,589

Realized gains (losses) on investments:
Capital gain distributions received	4,822,496	3,113,327	9,355,040	5,303,333	181,653	—
Net realized gain (loss)	1,197,812	1,487,756	(10,711)	612,397	114,810	123,722

Realized gains (losses)	6,020,308	4,601,083	9,344,329	5,915,730	296,463	123,722

Unrealized appreciation (depreciation) during the period	(10,307,500)	778,827	(17,861,888)	3,284,904	(706,857)	384,558

Net increase (decrease) in net assets from operations	(3,568,421)	6,319,417	(7,061,578)	10,857,738	(376,928)	545,869

Changes from principal transactions:
Purchase payments	1,182,990	1,156,003	5,542,972	4,967,458	52,399	71,001
Transfers between sub-accounts and the company	(2,775,032)	(495,831)	(542,818)	(3,807,025)	(399,783)	(1,425,887)
Transfers on general account policy loans	(279,166)	(199,383)	(922,857)	(631,268)	(64,909)	(6,508)
Withdrawals	(2,150,265)	(1,514,758)	(2,298,448)	(2,818,743)	(138,815)	(134,508)
Annual contract fee	(2,196,870)	(2,293,085)	(2,585,972)	(2,616,215)	(109,752)	(106,648)

Net increase (decrease) in net assets from principal transactions	(6,218,343)	(3,347,054)	(807,123)	(4,905,793)	(660,860)	(1,602,550)

Total increase (decrease) in net assets	(9,786,764)	2,972,363	(7,868,701)	5,951,945	(1,037,788)	(1,056,681)
Net assets at beginning of period	43,431,943	40,459,580	75,290,720	69,338,775	3,410,933	4,467,614

Net assets at end of period	$33,645,179	$43,431,943	$67,422,019	$75,290,720	$2,373,145	$3,410,933

	2018	2017	2018	2017	2018	2017
Units, beginning of period	732,612	793,634	1,269,637	1,359,594	107,658	162,550
Units issued	11,466	12,575	146,171	135,051	4,388	51,000
Units redeemed	(116,415)	(73,597)	(159,301)	(225,008)	(24,450)	(105,892)

Units, end of period	627,663	732,612	1,256,507	1,269,637	87,596	107,658

See accompanying notes.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$138,748	$139,351	$5,438	$8,996	$100,947	$138,907
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	138,748	139,351	5,438	8,996	100,947	138,907

Realized gains (losses) on investments:
Capital gain distributions received	747,989	—	170,859	28,878	2,679,547	413,147
Net realized gain (loss)	518,211	(159,999)	29,226	60,743	984,346	855,039

Realized gains (losses)	1,266,200	(159,999)	200,085	89,621	3,663,893	1,268,186

Unrealized appreciation (depreciation) during the period	(3,025,683)	1,551,536	(358,856)	191,922	(6,596,045)	2,773,079

Net increase (decrease) in net assets from operations	(1,620,735)	1,530,888	(153,333)	290,539	(2,831,205)	4,180,172

Changes from principal transactions:
Purchase payments	703,019	687,908	36,901	17,809	1,131,371	1,001,752
Transfers between sub-accounts and the company	(651,977)	1,524,089	(35,498)	209,434	3,276,766	937,274
Transfers on general account policy loans	489,194	(87,294)	(27,181)	(123,622)	(198,254)	(222,227)
Withdrawals	(997,830)	(1,237,376)	(137,849)	(15,293)	(1,010,510)	(506,902)
Annual contract fee	(443,593)	(426,657)	(66,499)	(56,818)	(842,339)	(737,887)

Net increase (decrease) in net assets from principal transactions	(901,187)	460,670	(230,126)	31,510	2,357,034	472,010

Total increase (decrease) in net assets	(2,521,922)	1,991,558	(383,459)	322,049	(474,171)	4,652,182
Net assets at beginning of period	11,918,204	9,926,646	1,406,716	1,084,667	19,287,654	14,635,472

Net assets at end of period	$9,396,282	$11,918,204	$1,023,257	$1,406,716	$18,813,483	$19,287,654

	2018	2017	2018	2017	2018	2017
Units, beginning of period	312,059	299,659	26,801	26,389	617,770	598,924
Units issued	58,007	120,831	2,029	5,997	180,337	117,803
Units redeemed	(82,724)	(108,431)	(6,381)	(5,585)	(104,182)	(98,957)

Units, end of period	287,342	312,059	22,449	26,801	693,925	617,770

See accompanying notes.

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV		Global Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$376,214	$584,681	$593,846	$753,430	$125,983	$110,786
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	376,214	584,681	593,846	753,430	125,983	110,786

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	642,411	741,506	1,215,245	940,937	(41,591)	(40,256)

Realized gains (losses)	642,411	741,506	1,215,245	940,937	(41,591)	(40,256)

Unrealized appreciation (depreciation) during the period	(6,811,928)	4,517,759	(10,730,187)	5,435,595	(173,312)	352,721

Net increase (decrease) in net assets from operations	(5,793,303)	5,843,946	(8,921,096)	7,129,962	(88,920)	423,251

Changes from principal transactions:
Purchase payments	1,079,471	1,113,460	3,742,665	3,576,699	143,729	165,068
Transfers between sub-accounts and the company	(335,276)	(1,674,588)	4,207,284	(354,802)	236,952	(183,677)
Transfers on general account policy loans	(178,914)	(708,171)	(188,578)	(249,901)	(34,415)	248
Withdrawals	(2,233,798)	(1,515,486)	(1,557,662)	(931,572)	(290,373)	(426,217)
Annual contract fee	(1,925,392)	(2,050,846)	(1,819,165)	(1,729,783)	(246,799)	(242,700)

Net increase (decrease) in net assets from principal transactions	(3,593,909)	(4,835,631)	4,384,544	310,641	(190,906)	(687,278)

Total increase (decrease) in net assets	(9,387,212)	1,008,315	(4,536,552)	7,440,603	(279,826)	(264,027)
Net assets at beginning of period	37,050,420	36,042,105	47,967,188	40,526,585	4,904,037	5,168,064

Net assets at end of period	$27,663,208	$37,050,420	$43,430,636	$47,967,188	$4,624,211	$4,904,037

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,021,137	1,166,491	1,874,453	1,861,460	147,690	169,268
Units issued	20,531	49,551	449,839	271,449	11,797	8,635
Units redeemed	(122,720)	(194,905)	(278,814)	(258,456)	(17,533)	(30,213)

Units, end of period	918,948	1,021,137	2,045,478	1,874,453	141,954	147,690

See accompanying notes.

31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series NAV		Global Trust Series I		Global Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$963,132	$665,456	$200,603	$221,883	$580,169	$588,196
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	963,132	665,456	200,603	221,883	580,169	588,196

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	1
Net realized gain (loss)	(131,912)	(102,305)	275,931	432,278	314,032	136,423

Realized gains (losses)	(131,912)	(102,305)	275,931	432,278	314,032	136,424

Unrealized appreciation (depreciation) during the period	(1,597,515)	1,759,496	(2,069,877)	1,348,482	(5,400,656)	4,431,979

Net increase (decrease) in net assets from operations	(766,295)	2,322,647	(1,593,343)	2,002,643	(4,506,455)	5,156,599

Changes from principal transactions:
Purchase payments	3,585,555	2,810,402	429,300	421,400	3,058,483	2,928,276
Transfers between sub-accounts and the company	7,790,723	(817,908)	(321,041)	(230,145)	(168,139)	(1,333,425)
Transfers on general account policy loans	(324,866)	(152,815)	9,920	62,822	(398,473)	(210,767)
Withdrawals	(1,586,987)	(995,288)	(601,733)	(338,049)	(2,137,924)	(968,546)
Annual contract fee	(1,285,993)	(1,158,268)	(675,452)	(698,431)	(1,174,090)	(1,256,341)

Net increase (decrease) in net assets from principal transactions	8,178,432	(313,877)	(1,159,006)	(782,403)	(820,143)	(840,803)

Total increase (decrease) in net assets	7,412,137	2,008,770	(2,752,349)	1,220,240	(5,326,598)	4,315,796
Net assets at beginning of period	28,799,787	26,791,017	12,176,041	10,955,801	31,879,295	27,563,499

Net assets at end of period	$36,211,924	$28,799,787	$9,423,692	$12,176,041	$26,552,697	$31,879,295

	2018	2017	2018	2017	2018	2017
Units, beginning of period	863,987	873,741	313,287	335,109	1,515,103	1,557,573
Units issued	382,230	172,201	8,539	14,076	175,803	135,142
Units redeemed	(140,644)	(181,955)	(38,270)	(35,898)	(216,337)	(177,612)

Units, end of period	1,105,573	863,987	283,556	313,287	1,474,569	1,515,103

See accompanying notes.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$805,031	$732,906
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	805,031	732,906

Realized gains (losses) on investments:
Capital gain distributions received	1,200,992	1,320,180	4,496,625	3,944,675	—	—
Net realized gain (loss)	(1,619,130)	(222,125)	(1,978,452)	(2,219,892)	(438,072)	(140,788)

Realized gains (losses)	(418,138)	1,098,055	2,518,173	1,724,783	(438,072)	(140,788)

Unrealized appreciation (depreciation) during the period	479,523	1,657,260	(2,544,336)	7,480,238	(729,581)	367,506

Net increase (decrease) in net assets from operations	61,385	2,755,315	(26,163)	9,205,021	(362,622)	959,624

Changes from principal transactions:
Purchase payments	151,163	157,518	3,882,806	3,209,913	594,723	590,309
Transfers between sub-accounts and the company	(1,230,265)	1,986,951	2,232,818	(772,130)	152,441	222,479
Transfers on general account policy loans	(232,039)	(24,155)	(496,061)	(293,575)	(32,201)	(28,153)
Withdrawals	(510,994)	(278,801)	(1,353,871)	(2,080,527)	(2,025,058)	(509,431)
Annual contract fee	(431,917)	(411,102)	(1,900,308)	(1,731,877)	(647,943)	(647,247)

Net increase (decrease) in net assets from principal transactions	(2,254,052)	1,430,411	2,365,384	(1,668,196)	(1,958,038)	(372,043)

Total increase (decrease) in net assets	(2,192,667)	4,185,726	2,339,221	7,536,825	(2,320,660)	587,581
Net assets at beginning of period	13,855,258	9,669,532	42,047,374	34,510,549	13,428,818	12,841,237

Net assets at end of period	$11,662,591	$13,855,258	$44,386,595	$42,047,374	$11,108,158	$13,428,818

	2018	2017	2018	2017	2018	2017
Units, beginning of period	156,156	138,957	607,029	635,767	366,078	376,317
Units issued	26,216	29,444	112,345	99,273	27,810	26,503
Units redeemed	(51,825)	(12,245)	(83,429)	(128,011)	(81,680)	(36,742)

Units, end of period	130,547	156,156	635,945	607,029	312,208	366,078

See accompanying notes.

33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,037,194	$1,733,705	$303,410	$296,534	$1,942,637	$1,452,897
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,037,194	1,733,705	303,410	296,534	1,942,637	1,452,897

Realized gains (losses) on investments:
Capital gain distributions received	—	—	4,444	—	27,148	—
Net realized gain (loss)	(695,353)	(364,035)	826,845	185,806	984,265	490,985

Realized gains (losses)	(695,353)	(364,035)	831,289	185,806	1,011,413	490,985

Unrealized appreciation (depreciation) during the period	(2,337,463)	804,573	(3,082,605)	2,647,954	(14,664,872)	12,754,444

Net increase (decrease) in net assets from operations	(995,622)	2,174,243	(1,947,906)	3,130,294	(11,710,822)	14,698,326

Changes from principal transactions:
Purchase payments	2,390,571	2,168,227	388,103	389,327	6,822,961	5,490,149
Transfers between sub-accounts and the company	1,142,357	880,486	(676,510)	1,217,318	10,078,662	6,235,510
Transfers on general account policy loans	(193,911)	(323,699)	(27,962)	184,058	(666,297)	(370,724)
Withdrawals	(2,219,725)	(561,629)	(677,395)	(641,876)	(1,126,060)	(977,343)
Annual contract fee	(1,365,101)	(1,317,514)	(642,208)	(609,992)	(2,370,446)	(2,110,117)

Net increase (decrease) in net assets from principal transactions	(245,809)	845,871	(1,635,972)	538,835	12,738,820	8,267,475

Total increase (decrease) in net assets	(1,241,431)	3,020,114	(3,583,878)	3,669,129	1,027,998	22,965,801
Net assets at beginning of period	31,838,303	28,818,189	14,854,926	11,185,797	73,049,402	50,083,601

Net assets at end of period	$30,596,872	$31,838,303	$11,271,048	$14,854,926	$74,077,400	$73,049,402

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,312,779	1,276,928	1,025,077	982,629	1,282,976	1,121,042
Units issued	351,114	193,755	162,228	136,669	379,809	266,234
Units redeemed	(362,975)	(157,904)	(281,923)	(94,221)	(148,178)	(104,300)

Units, end of period	1,300,918	1,312,779	905,382	1,025,077	1,514,607	1,282,976

See accompanying notes.

34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series I		International Growth Stock Trust Series NAV		International Small Company Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$43,137	$38,471	$294,422	$241,075	$83,307	$110,285
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	43,137	38,471	294,422	241,075	83,307	110,285

Realized gains (losses) on investments:
Capital gain distributions received	78,095	—	523,214	—	—	—
Net realized gain (loss)	105,943	32,809	291,934	558,760	497,085	142,527

Realized gains (losses)	184,038	32,809	815,148	558,760	497,085	142,527

Unrealized appreciation (depreciation) during the period	(638,025)	450,079	(3,757,373)	2,333,544	(1,984,794)	1,638,245

Net increase (decrease) in net assets from operations	(410,850)	521,359	(2,647,803)	3,133,379	(1,404,402)	1,891,057

Changes from principal transactions:
Purchase payments	119,724	114,796	1,799,621	1,709,371	228,913	212,050
Transfers between sub-accounts and the company	(69,923)	58,828	(763,909)	1,436,900	(2,114,774)	1,966,750
Transfers on general account policy loans	5,661	7,923	(302,229)	(82,038)	(40,532)	(48,560)
Withdrawals	(123,559)	(8,688)	(330,371)	(1,440,999)	(300,650)	(200,982)
Annual contract fee	(103,240)	(103,529)	(777,398)	(729,127)	(369,628)	(353,579)

Net increase (decrease) in net assets from principal transactions	(171,337)	69,330	(374,286)	894,107	(2,596,671)	1,575,679

Total increase (decrease) in net assets	(582,187)	590,689	(3,022,089)	4,027,486	(4,001,073)	3,466,736
Net assets at beginning of period	2,916,571	2,325,882	18,120,277	14,092,791	9,370,815	5,904,079

Net assets at end of period	$2,334,384	$2,916,571	$15,098,188	$18,120,277	$5,369,742	$9,370,815

	2018	2017	2018	2017	2018	2017
Units, beginning of period	199,797	194,161	1,237,734	1,173,493	457,214	372,932
Units issued	44,558	16,613	288,075	348,315	19,059	158,929
Units redeemed	(57,478)	(10,977)	(320,617)	(284,074)	(148,377)	(74,647)

Units, end of period	186,877	199,797	1,205,192	1,237,734	327,896	457,214

See accompanying notes.

35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series NAV		International Value Trust Series I		International Value Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$366,729	$385,080	$559,615	$445,968	$1,101,547	$782,354
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	366,729	385,080	559,615	445,968	1,101,547	782,354

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	1	—	—
Net realized gain (loss)	832,474	730,406	605,707	898,309	317,284	661,507

Realized gains (losses)	832,474	730,406	605,707	898,310	317,284	661,507

Unrealized appreciation (depreciation) during the period	(7,542,339)	5,340,342	(4,680,645)	2,626,642	(8,054,495)	4,834,654

Net increase (decrease) in net assets from operations	(6,343,136)	6,455,828	(3,515,323)	3,970,920	(6,635,664)	6,278,515

Changes from principal transactions:
Purchase payments	2,691,641	2,372,869	859,529	825,461	3,218,705	3,071,554
Transfers between sub-accounts and the company	2,560,916	1,351,124	(295,224)	(1,805,689)	1,585,483	2,010,648
Transfers on general account policy loans	(562,360)	(315,008)	(111,543)	(102,956)	(182,322)	(322,976)
Withdrawals	(1,077,164)	(511,336)	(1,385,528)	(1,339,117)	(1,617,513)	(1,890,381)
Annual contract fee	(976,005)	(922,931)	(1,272,632)	(1,332,290)	(1,710,832)	(1,662,654)

Net increase (decrease) in net assets from principal transactions	2,637,028	1,974,718	(2,205,398)	(3,754,591)	1,293,521	1,206,191

Total increase (decrease) in net assets	(3,706,108)	8,430,546	(5,720,721)	216,329	(5,342,143)	7,484,706
Net assets at beginning of period	29,173,612	20,743,066	25,120,808	24,904,479	43,337,283	35,852,577

Net assets at end of period	$25,467,504	$29,173,612	$19,400,087	$25,120,808	$37,995,140	$43,337,283

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,417,050	1,305,742	865,561	1,005,167	2,311,755	2,242,445
Units issued	333,388	274,524	38,225	14,845	356,766	397,994
Units redeemed	(202,691)	(163,216)	(117,066)	(154,451)	(285,159)	(328,684)

Units, end of period	1,547,747	1,417,050	786,720	865,561	2,383,362	2,311,755

See accompanying notes.

36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV		Lifestyle Aggressive Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$261,359	$269,367	$492,986	$428,844	$206,120	$103,211
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	261,359	269,367	492,986	428,844	206,120	103,211

Realized gains (losses) on investments:
Capital gain distributions received	67,563	43,780	125,585	65,360	244,226	72,398
Net realized gain (loss)	(80,384)	(59,078)	(183,335)	(73,793)	349,254	14,400

Realized gains (losses)	(12,821)	(15,298)	(57,750)	(8,433)	593,480	86,798

Unrealized appreciation (depreciation) during the period	(339,982)	208,500	(539,653)	229,594	(1,911,253)	778,153

Net increase (decrease) in net assets from operations	(91,444)	462,569	(104,417)	650,005	(1,111,653)	968,162

Changes from principal transactions:
Purchase payments	428,416	419,653	1,802,394	1,468,930	349,318	182,022
Transfers between sub-accounts and the company	257,225	277,458	590,992	3,031,547	5,162,540	3,263,894
Transfers on general account policy loans	(39,833)	23,604	(107,993)	(29,372)	(15)	—
Withdrawals	(657,282)	(538,358)	(451,558)	(367,397)	13,703	(1,110)
Annual contract fee	(782,644)	(805,525)	(708,609)	(631,543)	(352,955)	(224,304)

Net increase (decrease) in net assets from principal transactions	(794,118)	(623,168)	1,125,226	3,472,165	5,172,591	3,220,502

Total increase (decrease) in net assets	(885,562)	(160,599)	1,020,809	4,122,170	4,060,938	4,188,664
Net assets at beginning of period	10,248,925	10,409,524	16,751,526	12,629,356	6,467,259	2,278,595

Net assets at end of period	$9,363,363	$10,248,925	$17,772,335	$16,751,526	$10,528,197	$6,467,259

	2018	2017	2018	2017	2018	2017
Units, beginning of period	279,745	297,205	967,132	763,224	455,491	195,531
Units issued	15,176	18,817	240,435	311,822	524,739	276,502
Units redeemed	(37,237)	(36,277)	(174,501)	(107,914)	(166,633)	(16,542)

Units, end of period	257,684	279,745	1,033,066	967,132	813,597	455,491

See accompanying notes.

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV		Lifestyle Growth Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,811,925	$1,411,601	$109,800	$91,335	$25,889	$28,487
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,811,925	1,411,601	109,800	91,335	25,889	28,487

Realized gains (losses) on investments:
Capital gain distributions received	1,094,715	631,211	37,105	18,298	17,675	4,844
Net realized gain (loss)	54,003	(1,412)	(5,138)	(588)	52,493	6,258

Realized gains (losses)	1,148,718	629,799	31,967	17,710	70,168	11,102

Unrealized appreciation (depreciation) during the period	(6,236,351)	4,346,975	(212,432)	104,378	(161,143)	60,736

Net increase (decrease) in net assets from operations	(3,275,708)	6,388,375	(70,665)	213,423	(65,086)	100,325

Changes from principal transactions:
Purchase payments	9,946,516	8,362,946	293,080	254,987	20,667	13,925
Transfers between sub-accounts and the company	8,027,889	10,403,659	709,920	509,459	(60,088)	991,297
Transfers on general account policy loans	(105,676)	(101,069)	6,519	(530)	(535)	—
Withdrawals	(380,914)	(474,249)	(18,579)	(2,527)	(303,711)	25
Annual contract fee	(6,980,189)	(5,620,535)	(286,213)	(230,777)	(64,579)	(25,940)

Net increase (decrease) in net assets from principal transactions	10,507,626	12,570,752	704,727	530,612	(408,246)	979,307

Total increase (decrease) in net assets	7,231,918	18,959,127	634,062	744,035	(473,332)	1,079,632
Net assets at beginning of period	64,648,485	45,689,358	3,601,038	2,857,003	1,580,367	500,735

Net assets at end of period	$71,880,403	$64,648,485	$4,235,100	$3,601,038	$1,107,035	$1,580,367

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,050,715	4,011,283	303,928	258,041	133,420	49,096
Units issued	1,130,057	1,149,255	80,787	56,119	1,291	92,885
Units redeemed	(307,515)	(109,823)	(20,266)	(10,232)	(35,161)	(8,561)

Units, end of period	5,873,257	5,050,715	364,449	303,928	99,550	133,420

See accompanying notes.

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$7,329,150	$5,779,132	$548,958	$431,952	$47,248	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	7,329,150	5,779,132	548,958	431,952	47,248	—

Realized gains (losses) on investments:
Capital gain distributions received	4,027,795	1,168,275	293,637	148,264	2,961,184	1,686,620
Net realized gain (loss)	1,795,825	677,204	1,063	6,935	227,067	411,131

Realized gains (losses)	5,823,620	1,845,479	294,700	155,199	3,188,251	2,097,751

Unrealized appreciation (depreciation) during the period	(32,958,950)	14,237,792	(1,609,032)	989,953	(5,484,883)	531,051

Net increase (decrease) in net assets from operations	(19,806,180)	21,862,403	(765,374)	1,577,104	(2,249,384)	2,628,802

Changes from principal transactions:
Purchase payments	30,201,394	16,750,227	2,647,084	2,238,910	1,113,008	1,115,347
Transfers between sub-accounts and the company	8,628,448	187,734,041	2,989,684	3,320,674	(758,854)	(1,039,100)
Transfers on general account policy loans	(1,004,392)	(153,999)	(10,873)	3,354	(76,743)	(17,652)
Withdrawals	(3,821,848)	(3,713,064)	(287,820)	(99,399)	(249,201)	(398,769)
Annual contract fee	(19,923,715)	(10,723,926)	(1,974,244)	(1,590,863)	(634,268)	(598,528)

Net increase (decrease) in net assets from principal transactions	14,079,887	189,893,279	3,363,831	3,872,676	(606,058)	(938,702)

Total increase (decrease) in net assets	(5,726,293)	211,755,682	2,598,457	5,449,780	(2,855,442)	1,690,100
Net assets at beginning of period	312,362,191	100,606,509	18,783,665	13,333,885	16,198,363	14,508,263

Net assets at end of period	$306,635,898	$312,362,191	$21,382,122	$18,783,665	$13,342,921	$16,198,363

	2018	2017	2018	2017	2018	2017
Units, beginning of period	23,202,839	8,683,823	1,505,333	1,181,426	141,462	150,799
Units issued	2,421,413	15,180,775	391,588	405,328	18,563	16,179
Units redeemed	(1,374,839)	(661,759)	(120,625)	(81,421)	(24,296)	(25,516)

Units, end of period	24,249,413	23,202,839	1,776,296	1,505,333	135,729	141,462

See accompanying notes.

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M International Equity		M Large Cap Growth		M Large Cap Value
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$135,037	$226,442	$—	$—	$203,510	$189,930
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	135,037	226,442	—	—	203,510	189,930

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,861,833	429,461	1,005,526	633,669
Net realized gain (loss)	317,222	65,914	286,107	424,498	25,235	159,611

Realized gains (losses)	317,222	65,914	2,147,940	853,959	1,030,761	793,280

Unrealized appreciation (depreciation) during the period	(2,647,034)	2,495,060	(2,928,577)	3,846,021	(2,904,153)	800,631

Net increase (decrease) in net assets from operations	(2,194,775)	2,787,416	(780,637)	4,699,980	(1,669,882)	1,783,841

Changes from principal transactions:
Purchase payments	723,488	953,692	1,514,517	1,127,387	1,133,321	1,078,909
Transfers between sub-accounts and the company	(4,558,420)	3,675	233,102	(1,336,888)	200,882	(196,548)
Transfers on general account policy loans	(39,536)	(198,129)	(99,016)	13,081	(105,300)	19,830
Withdrawals	(238,283)	(135,894)	(336,555)	(396,580)	(220,384)	(252,068)
Annual contract fee	(409,312)	(479,245)	(744,360)	(637,823)	(613,597)	(528,740)

Net increase (decrease) in net assets from principal transactions	(4,522,063)	144,099	567,688	(1,230,823)	394,922	121,383

Total increase (decrease) in net assets	(6,716,838)	2,931,515	(212,949)	3,469,157	(1,274,960)	1,905,224
Net assets at beginning of period	14,613,777	11,682,262	15,980,068	12,510,911	13,609,469	11,704,245

Net assets at end of period	$7,896,939	$14,613,777	$15,767,119	$15,980,068	$12,334,509	$13,609,469

	2018	2017	2018	2017	2018	2017
Units, beginning of period	371,299	368,200	217,690	236,857	455,589	450,559
Units issued	39,448	53,455	33,984	22,462	76,810	57,356
Units redeemed	(158,153)	(50,356)	(25,694)	(41,629)	(62,819)	(52,326)

Units, end of period	252,594	371,299	225,980	217,690	469,580	455,589

See accompanying notes.

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series NAV		Managed Volatility Balanced Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$285,693	$234,648	$4,067,119	$3,230,767	$1,301,223	$1,322,163
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	285,693	234,648	4,067,119	3,230,767	1,301,223	1,322,163

Realized gains (losses) on investments:
Capital gain distributions received	917,337	—	12,628,541	—	3,838,320	2,191,938
Net realized gain (loss)	304,678	794,993	5,125,415	5,730,374	1,363,565	1,573,158

Realized gains (losses)	1,222,015	794,993	17,753,956	5,730,374	5,201,885	3,765,096

Unrealized appreciation (depreciation) during the period	(2,663,749)	1,805,170	(37,491,649)	27,261,620	(9,150,742)	2,618,880

Net increase (decrease) in net assets from operations	(1,156,041)	2,834,811	(15,670,574)	36,222,761	(2,647,634)	7,706,139

Changes from principal transactions:
Purchase payments	503,911	553,204	15,559,646	15,779,117	1,286,175	1,246,680
Transfers between sub-accounts and the company	43,658	(623,214)	(3,224,015)	(8,358,569)	(1,761,948)	1,557,384
Transfers on general account policy loans	(51,102)	(183,864)	(308,397)	(1,141,622)	216,637	(16,203)
Withdrawals	(482,483)	(1,113,672)	(5,159,981)	(4,604,564)	(4,128,618)	(1,789,481)
Annual contract fee	(630,221)	(621,830)	(8,597,854)	(9,009,112)	(2,560,112)	(2,578,868)

Net increase (decrease) in net assets from principal transactions	(616,237)	(1,989,376)	(1,730,601)	(7,334,750)	(6,947,866)	(1,580,488)

Total increase (decrease) in net assets	(1,772,278)	845,435	(17,401,175)	28,888,011	(9,595,500)	6,125,651
Net assets at beginning of period	14,338,686	13,493,251	192,188,291	163,300,280	62,006,303	55,880,652

Net assets at end of period	$12,566,408	$14,338,686	$174,787,116	$192,188,291	$52,410,803	$62,006,303

	2018	2017	2018	2017	2018	2017
Units, beginning of period	390,364	451,177	8,724,396	9,108,828	1,500,398	1,543,280
Units issued	11,220	9,936	616,403	666,552	43,353	77,545
Units redeemed	(27,848)	(70,749)	(686,207)	(1,050,984)	(210,408)	(120,427)

Units, end of period	373,736	390,364	8,654,592	8,724,396	1,333,343	1,500,398

See accompanying notes.

41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$10,540,644	$9,733,277	$78,051	$82,561	$910,869	$891,833
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	10,540,644	9,733,277	78,051	82,561	910,869	891,833

Realized gains (losses) on investments:
Capital gain distributions received	29,561,169	15,919,263	90,908	61,499	989,471	624,710
Net realized gain (loss)	2,994,619	5,560,125	(109,468)	(73,799)	(732,545)	(591,070)

Realized gains (losses)	32,555,788	21,479,388	(18,560)	(12,300)	256,926	33,640

Unrealized appreciation (depreciation) during the period	(64,132,662)	24,944,841	(127,677)	183,909	(1,949,003)	1,721,746

Net increase (decrease) in net assets from operations	(21,036,230)	56,157,506	(68,186)	254,170	(781,208)	2,647,219

Changes from principal transactions:
Purchase payments	34,098,449	37,229,490	76,820	128,970	3,172,963	3,469,967
Transfers between sub-accounts and the company	(4,002,540)	(4,716,893)	181,517	10,738	(204,176)	(709,109)
Transfers on general account policy loans	(1,737,987)	(1,724,266)	(12,379)	51,568	(70,408)	27,405
Withdrawals	(13,716,527)	(14,583,248)	(361,274)	(150,971)	(2,301,055)	(1,976,566)
Annual contract fee	(24,638,308)	(25,171,283)	(260,881)	(272,146)	(2,079,003)	(2,133,092)

Net increase (decrease) in net assets from principal transactions	(9,996,913)	(8,966,200)	(376,197)	(231,841)	(1,481,679)	(1,321,395)

Total increase (decrease) in net assets	(31,033,143)	47,191,306	(444,383)	22,329	(2,262,887)	1,325,824
Net assets at beginning of period	447,516,634	400,325,328	3,314,381	3,292,052	35,298,933	33,973,109

Net assets at end of period	$416,483,491	$447,516,634	$2,869,998	$3,314,381	$33,036,046	$35,298,933

	2018	2017	2018	2017	2018	2017
Units, beginning of period	21,747,190	22,207,129	83,757	89,696	1,903,845	1,977,908
Units issued	1,054,539	1,216,512	7,572	8,686	175,496	224,952
Units redeemed	(1,537,653)	(1,676,451)	(17,189)	(14,625)	(257,263)	(299,015)

Units, end of period	21,264,076	21,747,190	74,140	83,757	1,822,078	1,903,845

See accompanying notes.

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,528,534	$1,399,155	$13,971,864	$12,484,184	$331,022	$324,073
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,528,534	1,399,155	13,971,864	12,484,184	331,022	324,073

Realized gains (losses) on investments:
Capital gain distributions received	5,952,874	2,580,887	53,073,674	22,075,989	835,441	450,098
Net realized gain (loss)	2,428,646	3,168,060	13,821,734	11,082,497	(49,844)	6,379

Realized gains (losses)	8,381,520	5,748,947	66,895,408	33,158,486	785,597	456,477

Unrealized appreciation (depreciation) during the period	(14,406,965)	5,012,807	(121,462,659)	55,470,236	(1,642,378)	799,138

Net increase (decrease) in net assets from operations	(4,496,911)	12,160,909	(40,595,387)	101,112,906	(525,759)	1,579,688

Changes from principal transactions:
Purchase payments	2,399,749	2,525,256	55,277,086	60,691,679	225,871	229,812
Transfers between sub-accounts and the company	300,384	(3,228,728)	(6,666,089)	(8,451,749)	(227,011)	(38,042)
Transfers on general account policy loans	(178,143)	10,200	(4,961,203)	(3,472,150)	(9,700)	243,208
Withdrawals	(2,732,401)	(4,568,359)	(27,580,947)	(21,655,283)	(514,971)	(667,228)
Annual contract fee	(3,542,199)	(3,450,486)	(34,161,186)	(35,198,176)	(645,705)	(632,230)

Net increase (decrease) in net assets from principal transactions	(3,752,610)	(8,712,117)	(18,092,339)	(8,085,679)	(1,171,516)	(864,480)

Total increase (decrease) in net assets	(8,249,521)	3,448,792	(58,687,726)	93,027,227	(1,697,275)	715,208
Net assets at beginning of period	73,320,422	69,871,630	640,383,574	547,356,347	14,344,284	13,629,076

Net assets at end of period	$65,070,901	$73,320,422	$581,695,848	$640,383,574	$12,647,009	$14,344,284

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,865,034	2,107,664	30,337,018	30,780,881	342,224	363,787
Units issued	45,903	35,698	1,690,679	2,317,407	3,609	11,544
Units redeemed	(139,841)	(278,328)	(2,537,958)	(2,761,270)	(31,580)	(33,107)

Units, end of period	1,771,096	1,865,034	29,489,739	30,337,018	314,253	342,224

See accompanying notes.

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,412,334	$2,390,072	$313,677	$102,459	$812,207	$305,081
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,412,334	2,390,072	313,677	102,459	812,207	305,081

Realized gains (losses) on investments:
Capital gain distributions received	5,879,302	2,945,005	1,933,441	878,988	4,724,734	2,994,070
Net realized gain (loss)	(389,755)	105,558	61,387	823,193	1,269,592	695,554

Realized gains (losses)	5,489,547	3,050,563	1,994,828	1,702,181	5,994,326	3,689,624

Unrealized appreciation (depreciation) during the period	(11,448,455)	4,861,720	(5,342,568)	872,941	(14,645,222)	3,677,511

Net increase (decrease) in net assets from operations	(3,546,574)	10,302,355	(3,034,063)	2,677,581	(7,838,689)	7,672,216

Changes from principal transactions:
Purchase payments	9,135,530	9,528,097	501,758	362,347	5,427,784	4,135,234
Transfers between sub-accounts and the company	(8,386,030)	7,374,252	(356,383)	12,221,104	643,396	16,703,704
Transfers on general account policy loans	(490,394)	(1,150,501)	(321,244)	(58,359)	(470,567)	(691,958)
Withdrawals	(3,700,276)	(2,046,629)	(1,135,077)	(816,907)	(2,545,111)	(1,279,915)
Annual contract fee	(5,511,746)	(5,454,112)	(1,325,560)	(781,103)	(2,618,478)	(1,978,065)

Net increase (decrease) in net assets from principal transactions	(8,952,916)	8,251,107	(2,636,506)	10,927,082	437,024	16,889,000

Total increase (decrease) in net assets	(12,499,490)	18,553,462	(5,670,569)	13,604,663	(7,401,665)	24,561,216
Net assets at beginning of period	103,791,971	85,238,509	29,470,072	15,865,409	67,588,547	43,027,331

Net assets at end of period	$91,292,481	$103,791,971	$23,799,503	$29,470,072	$60,186,882	$67,588,547

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,139,787	4,728,247	516,844	322,241	1,804,976	1,331,350
Units issued	384,110	843,118	10,293	277,120	258,627	699,956
Units redeemed	(817,946)	(431,578)	(55,740)	(82,517)	(248,365)	(226,330)

Units, end of period	4,705,951	5,139,787	471,397	516,844	1,815,238	1,804,976

See accompanying notes.

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV		Mid Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$100,294	$129,769
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	100,294	129,769

Realized gains (losses) on investments:
Capital gain distributions received	2,470,831	427,136	4,061,342	590,026	1,022,496	1,214,426
Net realized gain (loss)	1,504,443	361,347	417,952	(93,262)	(44,177)	87,849

Realized gains (losses)	3,975,274	788,483	4,479,294	496,764	978,319	1,302,275

Unrealized appreciation (depreciation) during the period	(4,130,063)	4,211,385	(5,320,569)	6,281,003	(2,394,176)	16,891

Net increase (decrease) in net assets from operations	(154,789)	4,999,868	(841,275)	6,777,767	(1,315,563)	1,448,935

Changes from principal transactions:
Purchase payments	490,742	495,204	2,563,157	2,459,508	270,249	264,773
Transfers between sub-accounts and the company	358,108	(563,986)	4,910,422	821,380	(375,293)	(1,253,566)
Transfers on general account policy loans	(84,834)	159,239	(378,225)	(200,884)	(52,228)	(40,608)
Withdrawals	(1,417,573)	(908,473)	(1,249,200)	(2,335,327)	(577,223)	(463,647)
Annual contract fee	(1,078,420)	(1,034,931)	(1,454,307)	(1,121,898)	(523,890)	(543,135)

Net increase (decrease) in net assets from principal transactions	(1,731,977)	(1,852,947)	4,391,847	(377,221)	(1,258,385)	(2,036,183)

Total increase (decrease) in net assets	(1,886,766)	3,146,921	3,550,572	6,400,546	(2,573,948)	(587,248)
Net assets at beginning of period	21,463,917	18,316,996	30,902,772	24,502,226	13,494,713	14,081,961

Net assets at end of period	$19,577,151	$21,463,917	$34,453,344	$30,902,772	$10,920,765	$13,494,713

	2018	2017	2018	2017	2018	2017
Units, beginning of period	475,931	522,065	314,358	320,684	389,154	452,518
Units issued	33,715	25,240	88,393	67,984	8,970	10,274
Units redeemed	(68,681)	(71,374)	(46,780)	(74,310)	(44,904)	(73,638)

Units, end of period	440,965	475,931	355,971	314,358	353,220	389,154

See accompanying notes.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust Series I		Money-Market Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$253,400	$294,150	$391,743	$164,000	$1,300,319	$593,723
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	253,400	294,150	391,743	164,000	1,300,319	593,723

Realized gains (losses) on investments:
Capital gain distributions received	2,408,060	2,549,544	—	317	7	995
Net realized gain (loss)	(180,264)	100,322	—	—	—	—

Realized gains (losses)	2,227,796	2,649,866	—	317	7	995

Unrealized appreciation (depreciation) during the period	(5,701,023)	134,834	—	4	—	(1)

Net increase (decrease) in net assets from operations	(3,219,827)	3,078,850	391,743	164,321	1,300,326	594,717

Changes from principal transactions:
Purchase payments	2,326,258	2,180,222	1,898,273	2,535,316	111,789,766	112,105,444
Transfers between sub-accounts and the company	1,691,514	(1,073,093)	8,659,483	1,860,878	(100,274,112)	(122,509,868)
Transfers on general account policy loans	(217,597)	(210,066)	819,297	(1,608,540)	(827,156)	(1,491,163)
Withdrawals	(1,326,015)	(680,271)	(5,146,454)	(9,195,473)	4,825,586	(144,974)
Annual contract fee	(1,176,241)	(1,201,915)	(2,731,882)	(2,854,152)	(6,167,116)	(7,008,288)

Net increase (decrease) in net assets from principal transactions	1,297,919	(985,123)	3,498,717	(9,261,971)	9,346,968	(19,048,849)

Total increase (decrease) in net assets	(1,921,908)	2,093,727	3,890,460	(9,097,650)	10,647,294	(18,454,132)
Net assets at beginning of period	28,888,722	26,794,995	25,942,096	35,039,746	91,727,404	110,181,536

Net assets at end of period	$26,966,814	$28,888,722	$29,832,556	$25,942,096	$102,374,698	$91,727,404

	2018	2017	2018	2017	2018	2017
Units, beginning of period	541,810	560,117	1,045,888	1,420,598	9,104,460	11,007,435
Units issued	111,560	111,085	544,816	299,637	11,380,820	11,836,694
Units redeemed	(87,106)	(129,392)	(406,404)	(674,347)	(10,482,772)	(13,739,669)

Units, end of period	566,264	541,810	1,184,300	1,045,888	10,002,508	9,104,460

See accompanying notes.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$953,792	$1,210,118	$400,433	$139,509	$787,695	$296,050
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	953,792	1,210,118	400,433	139,509	787,695	296,050

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(103,093)	(136,636)	2,102,196	1,088,593	1,637,554	2,187,723

Realized gains (losses)	(103,093)	(136,636)	2,102,196	1,088,593	1,637,554	2,187,723

Unrealized appreciation (depreciation) during the period	(2,757,744)	2,205,012	(3,330,105)	389,056	(4,297,112)	702,524

Net increase (decrease) in net assets from operations	(1,907,045)	3,278,494	(827,476)	1,617,158	(1,871,863)	3,186,297

Changes from principal transactions:
Purchase payments	2,305,484	1,390,123	478,893	504,936	4,182,685	4,630,665
Transfers between sub-accounts and the company	4,750,265	4,492,748	(1,017,457)	(818,110)	(7,128,901)	(3,650,452)
Transfers on general account policy loans	29,266	42,712	(191,594)	(131,274)	(436,941)	(873,948)
Withdrawals	(1,650,541)	(985,939)	(1,834,858)	(1,060,844)	(1,694,279)	(1,177,105)
Annual contract fee	(1,100,922)	(964,472)	(1,102,665)	(1,208,989)	(1,927,448)	(2,154,332)

Net increase (decrease) in net assets from principal transactions	4,333,552	3,975,172	(3,667,681)	(2,714,281)	(7,004,884)	(3,225,172)

Total increase (decrease) in net assets	2,426,507	7,253,666	(4,495,157)	(1,097,123)	(8,876,747)	(38,875)
Net assets at beginning of period	30,167,421	22,913,755	26,663,685	27,760,808	53,030,200	53,069,075

Net assets at end of period	$32,593,928	$30,167,421	$22,168,528	$26,663,685	$44,153,453	$53,030,200

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,613,893	1,369,696	137,652	152,252	326,744	347,455
Units issued	409,869	404,328	1,495	2,111	40,786	42,882
Units redeemed	(172,294)	(160,131)	(20,594)	(16,711)	(85,830)	(63,593)

Units, end of period	1,851,468	1,613,893	118,553	137,652	281,700	326,744

See accompanying notes.

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Select Bond Trust Series I
	2018	2017	2018	2017	2018 (a)	2017
Income:
Dividend distributions received	$—	$12,062	$—	$21,551	$87,797	$101,624
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	12,062	—	21,551	87,797	101,624

Realized gains (losses) on investments:
Capital gain distributions received	3,845,254	1,290,300	4,742,616	1,367,164	—	—
Net realized gain (loss)	814,185	620,579	761,746	330,787	(30,254)	(14,386)

Realized gains (losses)	4,659,439	1,910,879	5,504,362	1,697,951	(30,254)	(14,386)

Unrealized appreciation (depreciation) during the period	(4,461,297)	5,456,073	(5,931,820)	6,368,551	(79,024)	41,551

Net increase (decrease) in net assets from operations	198,142	7,379,014	(427,458)	8,088,053	(21,481)	128,789

Changes from principal transactions:
Purchase payments	454,926	496,022	2,253,766	1,893,093	93,036	89,415
Transfers between sub-accounts and the company	(1,978,300)	2,687,800	4,524,350	1,702,606	(157,980)	(5,598)
Transfers on general account policy loans	(282,963)	47,491	143,823	(140,119)	33,869	(136,424)
Withdrawals	(1,706,573)	(442,380)	(1,779,926)	(1,745,839)	(277,782)	(102,761)
Annual contract fee	(1,212,926)	(1,103,311)	(1,296,622)	(1,049,169)	(192,955)	(196,710)

Net increase (decrease) in net assets from principal transactions	(4,725,836)	1,685,622	3,845,391	660,572	(501,812)	(352,078)

Total increase (decrease) in net assets	(4,527,694)	9,064,636	3,417,933	8,748,625	(523,293)	(223,289)
Net assets at beginning of period	25,956,864	16,892,228	28,379,763	19,631,138	3,592,149	3,815,438

Net assets at end of period	$21,429,170	$25,956,864	$31,797,696	$28,379,763	$3,068,856	$3,592,149

	2018	2017	2018	2017	2018	2017
Units, beginning of period	469,232	430,963	646,311	631,328	300,657	331,065
Units issued	13,598	96,022	195,767	156,640	13,283	31,697
Units redeemed	(93,074)	(57,753)	(113,793)	(141,657)	(55,972)	(62,105)

Units, end of period	389,756	469,232	728,285	646,311	257,968	300,657

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

See accompanying notes.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series NAV		Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV
	2018 (b)	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$694,654	$667,692	$113,376	$87,888	$460,925	$263,149
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	694,654	667,692	113,376	87,888	460,925	263,149

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(146,679)	(42,738)	(145,026)	(49,727)	(188,622)	(139,399)

Realized gains (losses)	(146,679)	(42,738)	(145,026)	(49,727)	(188,622)	(139,399)

Unrealized appreciation (depreciation) during the period	(625,959)	202,776	71,887	(5,007)	(68,410)	(21,081)

Net increase (decrease) in net assets from operations	(77,984)	827,730	40,237	33,154	203,893	102,669

Changes from principal transactions:
Purchase payments	2,667,000	2,783,925	678,529	520,317	2,216,389	2,211,772
Transfers between sub-accounts and the company	231,294	1,558,917	(532,768)	785,544	1,153,260	1,431,600
Transfers on general account policy loans	(200,209)	(152,866)	41,871	20,782	(210,895)	742,328
Withdrawals	(796,251)	(644,326)	(361,953)	(162,583)	(385,090)	(931,441)
Annual contract fee	(1,053,386)	(1,050,458)	(793,236)	(769,075)	(725,891)	(683,217)

Net increase (decrease) in net assets from principal transactions	848,448	2,495,192	(967,557)	394,985	2,047,773	2,771,042

Total increase (decrease) in net assets	770,464	3,322,922	(927,320)	428,139	2,251,666	2,873,711
Net assets at beginning of period	23,318,542	19,995,620	6,242,260	5,814,121	19,499,311	16,625,600

Net assets at end of period	$24,089,006	$23,318,542	$5,314,940	$6,242,260	$21,750,977	$19,499,311

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,946,376	1,729,855	577,254	540,725	1,795,919	1,540,743
Units issued	347,420	869,989	75,586	106,879	460,575	480,308
Units redeemed	(275,383)	(653,468)	(165,412)	(70,350)	(270,837)	(225,132)

Units, end of period	2,018,413	1,946,376	487,428	577,254	1,985,657	1,795,919

(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series NAV.

See accompanying notes.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$108,533	$47,444	$390,291	$162,527	$134,652	$133,563
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	108,533	47,444	390,291	162,527	134,652	133,563

Realized gains (losses) on investments:
Capital gain distributions received	697,416	430,257	2,290,478	1,285,761	6,363,188	2,085,818
Net realized gain (loss)	595,555	328,835	361,646	387,517	54,066	208,683

Realized gains (losses)	1,292,971	759,092	2,652,124	1,673,278	6,417,254	2,294,501

Unrealized appreciation (depreciation) during the period	(2,619,553)	634,257	(7,677,539)	2,548,501	(10,564,221)	1,040,266

Net increase (decrease) in net assets from operations	(1,218,049)	1,440,793	(4,635,124)	4,384,306	(4,012,315)	3,468,330

Changes from principal transactions:
Purchase payments	177,426	212,875	3,132,346	2,565,370	831,079	888,208
Transfers between sub-accounts and the company	358,979	487,890	1,219,618	1,772,417	(1,272,729)	(1,463,893)
Transfers on general account policy loans	(77,895)	(39,654)	(162,658)	(267,888)	15,295	(75,999)
Withdrawals	(750,380)	(318,847)	(441,623)	(495,069)	(1,933,630)	(1,592,760)
Annual contract fee	(376,742)	(362,450)	(1,305,245)	(1,160,432)	(1,601,535)	(1,655,066)

Net increase (decrease) in net assets from principal transactions	(668,612)	(20,186)	2,442,438	2,414,398	(3,961,520)	(3,899,510)

Total increase (decrease) in net assets	(1,886,661)	1,420,607	(2,192,686)	6,798,704	(7,973,835)	(431,180)
Net assets at beginning of period	11,035,041	9,614,434	35,451,777	28,653,073	33,642,716	34,073,896

Net assets at end of period	$9,148,380	$11,035,041	$33,259,091	$35,451,777	$25,668,881	$33,642,716

	2018	2017	2018	2017	2018	2017
Units, beginning of period	256,946	256,073	1,033,625	955,927	677,464	762,127
Units issued	42,686	51,645	217,206	195,297	7,688	6,388
Units redeemed	(59,142)	(50,772)	(157,545)	(117,599)	(85,198)	(91,051)

Units, end of period	240,490	256,946	1,093,286	1,033,625	599,954	677,464

See accompanying notes.

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series NAV		Small Cap Stock Trust Series I		Small Cap Stock Trust Series NAV
	2018	2017	2018 (c)	2017	2018 (d)	2017
Income:
Dividend distributions received	$86,549	$83,777	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	86,549	83,777	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	3,676,110	1,181,403	259,278	—	1,545,541	—
Net realized gain (loss)	516,567	239,891	40,570	(153,619)	(137,431)	(400,173)

Realized gains (losses)	4,192,677	1,421,294	299,848	(153,619)	1,408,110	(400,173)

Unrealized appreciation (depreciation) during the period	(6,729,205)	459,172	(567,365)	679,524	(2,847,174)	5,035,326

Net increase (decrease) in net assets from operations	(2,449,979)	1,964,243	(267,517)	525,905	(1,439,064)	4,635,153

Changes from principal transactions:
Purchase payments	1,156,735	1,368,507	67,584	67,047	1,709,188	1,956,069
Transfers between sub-accounts and the company	891,959	421,479	140,767	(217,570)	(548,070)	1,297,485
Transfers on general account policy loans	(288,509)	(250,954)	(41,704)	13,563	(244,979)	(147,555)
Withdrawals	(2,673,748)	(729,603)	(217,466)	(64,896)	(1,028,615)	(968,412)
Annual contract fee	(588,659)	(607,824)	(117,855)	(93,668)	(952,937)	(794,589)

Net increase (decrease) in net assets from principal transactions	(1,502,222)	201,605	(168,674)	(295,524)	(1,065,413)	1,342,998

Total increase (decrease) in net assets	(3,952,201)	2,165,848	(436,191)	230,381	(2,504,477)	5,978,151
Net assets at beginning of period	19,736,292	17,570,444	2,426,006	2,195,625	23,253,736	17,275,585

Net assets at end of period	$15,784,091	$19,736,292	$1,989,815	$2,426,006	$20,749,259	$23,253,736

	2018	2017	2018	2017	2018	2017
Units, beginning of period	805,619	797,432	74,446	85,208	600,234	564,985
Units issued	182,399	129,096	61,327	7,605	112,554	127,148
Units redeemed	(240,527)	(120,909)	(71,369)	(18,367)	(147,676)	(91,899)

Units, end of period	747,491	805,619	64,404	74,446	565,112	600,234

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

See accompanying notes.

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series NAV		Small Company Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$23,053	$36,572	$265,642	$349,428	$51,777	$32,520
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	23,053	36,572	265,642	349,428	51,777	32,520

Realized gains (losses) on investments:
Capital gain distributions received	417,886	286,645	4,411,430	2,663,046	1,220,849	1,981,287
Net realized gain (loss)	(54,034)	(183,665)	(1,132,245)	(356,060)	390,535	1,977,208

Realized gains (losses)	363,852	102,980	3,279,185	2,306,986	1,611,384	3,958,495

Unrealized appreciation (depreciation) during the period	(795,790)	(36,368)	(7,935,002)	(1,312,732)	(3,330,345)	(2,503,640)

Net increase (decrease) in net assets from operations	(408,885)	103,184	(4,390,175)	1,343,682	(1,667,184)	1,487,375

Changes from principal transactions:
Purchase payments	94,711	85,807	2,984,241	2,821,232	305,623	320,180
Transfers between sub-accounts and the company	(434,661)	(1,171,057)	(668,410)	513,400	(386,649)	(2,461,864)
Transfers on general account policy loans	(6,303)	(25,668)	150,691	(75,403)	(24,309)	(16,068)
Withdrawals	(88,972)	(339,799)	(2,005,771)	(1,124,072)	(538,506)	(590,203)
Annual contract fee	(125,060)	(135,218)	(1,489,106)	(1,459,767)	(620,827)	(638,845)

Net increase (decrease) in net assets from principal transactions	(560,285)	(1,585,935)	(1,028,355)	675,390	(1,264,668)	(3,386,800)

Total increase (decrease) in net assets	(969,170)	(1,482,751)	(5,418,530)	2,019,072	(2,931,852)	(1,899,425)
Net assets at beginning of period	3,783,091	5,265,842	36,028,993	34,009,921	14,425,426	16,324,851

Net assets at end of period	$2,813,921	$3,783,091	$30,610,463	$36,028,993	$11,493,574	$14,425,426

	2018	2017	2018	2017	2018	2017
Units, beginning of period	122,561	176,951	414,415	406,007	302,283	381,367
Units issued	7,395	66,599	52,335	71,606	4,548	18,374
Units redeemed	(25,768)	(120,989)	(64,603)	(63,198)	(30,172)	(97,458)

Units, end of period	104,188	122,561	402,147	414,415	276,659	302,283

See accompanying notes.

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$116,157	$61,917	$307,618	$288,139	$1,348,809	$996,231
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	116,157	61,917	307,618	288,139	1,348,809	996,231

Realized gains (losses) on investments:
Capital gain distributions received	2,414,128	3,659,071	—	—	—	—
Net realized gain (loss)	39,705	594,046	47,963	22,271	(89,927)	64,095

Realized gains (losses)	2,453,833	4,253,117	47,963	22,271	(89,927)	64,095

Unrealized appreciation (depreciation) during the period	(6,466,772)	(1,481,944)	(774,523)	172,536	(2,978,005)	552,617

Net increase (decrease) in net assets from operations	(3,896,782)	2,833,090	(418,942)	482,946	(1,719,123)	1,612,943

Changes from principal transactions:
Purchase payments	2,213,351	2,082,883	446,544	345,275	3,414,477	2,295,984
Transfers between sub-accounts and the company	2,195,675	(46,569)	(283,529)	903,451	2,129,660	3,715,983
Transfers on general account policy loans	(368,976)	(236,393)	(48,383)	(1,739)	(427,945)	(188,301)
Withdrawals	(1,216,101)	(556,773)	(469,745)	(285,220)	(1,177,393)	(1,028,137)
Annual contract fee	(876,970)	(855,071)	(710,235)	(736,128)	(1,297,204)	(1,232,163)

Net increase (decrease) in net assets from principal transactions	1,946,979	388,077	(1,065,348)	225,639	2,641,595	3,563,366

Total increase (decrease) in net assets	(1,949,803)	3,221,167	(1,484,290)	708,585	922,472	5,176,309
Net assets at beginning of period	27,310,702	24,089,535	9,153,904	8,445,319	32,034,980	26,858,671

Net assets at end of period	$25,360,899	$27,310,702	$7,669,614	$9,153,904	$32,957,452	$32,034,980

	2018	2017	2018	2017	2018	2017
Units, beginning of period	858,040	844,484	315,509	307,359	1,486,353	1,316,714
Units issued	160,057	114,297	19,779	41,600	356,155	333,559
Units redeemed	(102,957)	(100,741)	(56,926)	(33,450)	(232,896)	(163,920)

Units, end of period	915,140	858,040	278,362	315,509	1,609,612	1,486,353

See accompanying notes.

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$717,234	$672,614	$185,301	$205,150	$787,969	$779,504
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	717,234	672,614	185,301	205,150	787,969	779,504

Realized gains (losses) on investments:
Capital gain distributions received	—	—	507,428	311,243	2,023,647	1,129,078
Net realized gain (loss)	(133,816)	(38,163)	645,258	905,343	2,330,574	1,911,433

Realized gains (losses)	(133,816)	(38,163)	1,152,686	1,216,586	4,354,221	3,040,511

Unrealized appreciation (depreciation) during the period	(610,533)	76,041	(2,137,201)	953,700	(8,673,284)	5,897,313

Net increase (decrease) in net assets from operations	(27,115)	710,492	(799,214)	2,375,436	(3,531,094)	9,717,328

Changes from principal transactions:
Purchase payments	2,303,755	2,366,759	379,688	356,183	4,740,183	3,579,295
Transfers between sub-accounts and the company	1,712,679	4,005,701	92,921	8,514,391	(1,469,417)	11,508,825
Transfers on general account policy loans	(39,027)	(151,252)	78,020	163,918	(173,362)	(248,474)
Withdrawals	(518,147)	(1,107,093)	(1,003,793)	(1,026,249)	(978,010)	(453,757)
Annual contract fee	(998,167)	(944,488)	(964,549)	(845,721)	(1,993,155)	(1,700,975)

Net increase (decrease) in net assets from principal transactions	2,461,093	4,169,627	(1,417,713)	7,162,522	126,239	12,684,914

Total increase (decrease) in net assets	2,433,978	4,880,119	(2,216,927)	9,537,958	(3,404,855)	22,402,242
Net assets at beginning of period	24,385,229	19,505,110	16,220,870	6,682,912	61,254,316	38,852,074

Net assets at end of period	$26,819,207	$24,385,229	$14,003,943	$16,220,870	$57,849,461	$61,254,316

	2018	2017	2018	2017	2018	2017
Units, beginning of period	972,096	803,505	503,102	249,913	569,712	435,985
Units issued	190,244	262,486	14,880	324,072	72,798	201,435
Units redeemed	(90,588)	(93,895)	(57,379)	(70,883)	(72,201)	(67,708)

Units, end of period	1,071,752	972,096	460,603	503,102	570,309	569,712

See accompanying notes.

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$24,988	$19,598	$104,775	$84,272	$124,044	$95,083
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	24,988	19,598	104,775	84,272	124,044	95,083

Realized gains (losses) on investments:
Capital gain distributions received	(1)	—	—	—	—	—
Net realized gain (loss)	(24,373)	(4,231)	(25,629)	(27,845)	19,461	(17,028)

Realized gains (losses)	(24,374)	(4,231)	(25,629)	(27,845)	19,461	(17,028)

Unrealized appreciation (depreciation) during the period	21,619	(7,512)	4,813	(26,939)	(112,875)	464,540

Net increase (decrease) in net assets from operations	22,233	7,855	83,959	29,488	30,630	542,595

Changes from principal transactions:
Purchase payments	67,223	100,127	443,786	660,667	101,899	74,720
Transfers between sub-accounts and the company	211,782	556,989	2,065,233	2,080,254	(189,726)	131,918
Transfers on general account policy loans	(352,695)	—	(30,579)	(1,129,162)	(53,153)	2,417
Withdrawals	(310,775)	355	(772,078)	(105,448)	(44,587)	(108,908)
Annual contract fee	(122,970)	(84,782)	(263,032)	(253,396)	(166,822)	(166,757)

Net increase (decrease) in net assets from principal transactions	(507,435)	572,689	1,443,330	1,252,915	(352,389)	(66,610)

Total increase (decrease) in net assets	(485,202)	580,544	1,527,289	1,282,403	(321,759)	475,985
Net assets at beginning of period	1,797,598	1,217,054	5,199,385	3,916,982	3,968,145	3,492,160

Net assets at end of period	$1,312,396	$1,797,598	$6,726,674	$5,199,385	$3,646,386	$3,968,145

	2018	2017	2018	2017	2018	2017
Units, beginning of period	176,845	120,520	509,691	386,353	97,621	98,578
Units issued	67,011	70,607	272,374	366,374	2,325	51,667
Units redeemed	(116,525)	(14,282)	(132,606)	(243,036)	(11,026)	(52,624)

Units, end of period	127,331	176,845	649,459	509,691	88,920	97,621

See accompanying notes.

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series NAV
	2018	2017
Income:
Dividend distributions received	$551,880	$414,420
Expenses:
Mortality and expense risk and administrative charges	—	—

Net investment income (loss)	551,880	414,420

Realized gains (losses) on investments:
Capital gain distributions received	—	—
Net realized gain (loss)	(66,927)	(282,723)

Realized gains (losses)	(66,927)	(282,723)

Unrealized appreciation (depreciation) during the period	(351,342)	2,148,448

Net increase (decrease) in net assets from operations	133,611	2,280,145

Changes from principal transactions:
Purchase payments	1,383,871	1,569,008
Transfers between sub-accounts and the company	(560,521)	(614,520)
Transfers on general account policy loans	(231,033)	(261,400)
Withdrawals	(1,175,099)	(493,272)
Annual contract fee	(716,030)	(748,379)

Net increase (decrease) in net assets from principal transactions	(1,298,812)	(548,563)

Total increase (decrease) in net assets	(1,165,201)	1,731,582
Net assets at beginning of period	17,121,845	15,390,263

Net assets at end of period	$15,956,644	$17,121,845

	2018	2017
Units, beginning of period	525,609	542,473
Units issued	84,656	90,009
Units redeemed	(124,964)	(106,873)

Units, end of period	485,301	525,609

See accompanying notes.

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The Account consists of 95 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Bond Trust Series I	Select Bond Trust Series I	04/30/2018
Bond Trust Series NAV	Select Bond Trust Series NAV	04/30/2018
Small Cap Growth Trust Series I	Small Cap Stock Trust Series I	04/30/2018
Small Cap Growth Trust Series NAV	Small Cap Stock Trust Series NAV	04/30/2018

Funds transferred in 2018 are as follows:

Transferred from	Transferred to	Effective Date
Alpha Opportunities Trust Series I	Mid Cap Stock Trust Series I	04/27/2018
Alpha Opportunities Trust Series NAV	Mid Cap Stock Trust Series NAV	04/27/2018

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2018.

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2018, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2018. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$4,421,146,641	—	—	4,421,146,641
NonAffiliated	$81,935,416	—	—	81,935,416

Total	$4,503,082,057	—	—	4,503,082,057

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2018.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2018 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series NAV	$51,922,912	$40,564,700
Active Bond Trust Series I	1,797,291	969,089
Active Bond Trust Series NAV	9,641,600	9,555,239
Alpha Opportunities Trust Series I (a)	52,923	464,750
Alpha Opportunities Trust Series NAV (b)	597,871	3,739,254
American Asset Allocation Trust Series I	35,750,994	11,254,855
American Global Growth Trust Series I	4,844,133	4,381,857
American Growth Trust Series I	25,857,379	15,355,537
American Growth-Income Trust Series I	28,432,979	24,964,580
American International Trust Series I	18,291,211	10,091,038
Blue Chip Growth Trust Series I	8,117,550	7,988,389
Blue Chip Growth Trust Series NAV	29,094,548	12,974,204
Capital Appreciation Trust Series I	8,777,449	6,070,436
Capital Appreciation Trust Series NAV	14,157,877	6,556,885
Capital Appreciation Value Trust Series I	523,448	667,370
Capital Appreciation Value Trust Series NAV	17,135,145	11,109,197
Core Bond Trust Series I	862,891	2,279,751
Core Bond Trust Series NAV	13,506,195	17,552,188
Emerging Markets Value Trust Series I	1,466,358	1,684,838
Emerging Markets Value Trust Series NAV	15,491,765	7,896,113
Equity Income Trust Series I	6,214,270	6,891,346
Equity Income Trust Series NAV	19,419,662	9,415,766
Financial Industries Trust Series I	358,651	804,392
Financial Industries Trust Series NAV	3,152,085	3,166,538
Fundamental All Cap Core Trust Series I	284,939	338,770
Fundamental All Cap Core Trust Series NAV	8,484,861	3,347,333
Fundamental Large Cap Value Trust Series I	1,086,513	4,304,209
Fundamental Large Cap Value Trust Series NAV	11,897,627	6,919,237
Global Bond Trust Series I	513,069	577,992
Global Bond Trust Series NAV	13,776,342	4,634,779
Global Trust Series I	530,020	1,488,423
Global Trust Series NAV	4,225,170	4,465,145
Health Sciences Trust Series I	3,865,644	4,918,703
Health Sciences Trust Series NAV	13,047,427	6,185,419
High Yield Trust Series I	1,822,345	2,975,352
High Yield Trust Series NAV	10,611,042	8,819,654
International Equity Index Series I	2,744,487	4,072,606
International Equity Index Series NAV	22,888,575	8,179,964
International Growth Stock Trust Series I	778,397	828,502
International Growth Stock Trust Series NAV	4,889,412	4,446,063
International Small Company Trust Series I	451,311	2,964,674
International Small Company Trust Series NAV	6,937,088	3,933,333
International Value Trust Series I	1,651,234	3,297,018
International Value Trust Series NAV	7,494,408	5,099,338
Investment Quality Bond Trust Series I	876,757	1,341,953
Investment Quality Bond Trust Series NAV	4,719,047	2,975,249
Lifestyle Aggressive Portfolio Series NAV	8,010,755	2,387,819
Lifestyle Balanced Portfolio Series NAV	17,340,439	3,926,173
Lifestyle Conservative Portfolio Series NAV	1,089,478	237,847

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Lifestyle Growth Portfolio Series I	$58,907	$423,591
Lifestyle Growth Portfolio Series NAV	44,007,255	18,570,419
Lifestyle Moderate Portfolio Series NAV	5,703,743	1,497,315
M Capital Appreciation	5,112,486	2,710,112
M International Equity	1,596,721	5,983,745
M Large Cap Growth	4,414,191	1,984,669
M Large Cap Value	3,444,163	1,840,206
Managed Volatility Aggressive Portfolio Series I	1,619,450	1,032,658
Managed Volatility Aggressive Portfolio Series NAV	30,377,856	15,412,797
Managed Volatility Balanced Portfolio Series I	6,938,849	8,747,172
Managed Volatility Balanced Portfolio Series NAV	61,839,139	31,734,238
Managed Volatility Conservative Portfolio Series I	467,800	675,036
Managed Volatility Conservative Portfolio Series NAV	5,136,864	4,718,204
Managed Volatility Growth Portfolio Series I	9,295,221	5,566,424
Managed Volatility Growth Portfolio Series NAV	102,941,436	53,988,238
Managed Volatility Moderate Portfolio Series I	1,317,694	1,322,747
Managed Volatility Moderate Portfolio Series NAV	16,042,151	16,703,431
Mid Cap Index Trust Series I	2,813,895	3,203,283
Mid Cap Index Trust Series NAV	15,347,245	9,373,279
Mid Cap Stock Trust Series I	4,104,314	3,365,458
Mid Cap Stock Trust Series NAV	13,451,055	4,997,865
Mid Value Trust Series I	1,438,668	1,574,265
Mid Value Trust Series NAV	8,630,356	4,670,977
Money Market Trust Series I	14,036,325	10,145,864
Money-Market Trust Series NAV	116,872,295	106,225,002
PIMCO All Asset	8,436,087	3,148,740
Real Estate Securities Trust Series I	685,751	3,952,997
Real Estate Securities Trust Series NAV	7,250,887	13,468,074
Science & Technology Trust Series I	4,657,173	5,537,756
Science & Technology Trust Series NAV	14,070,947	5,482,941
Select Bond Trust Series I	243,753	657,767
Select Bond Trust Series NAV	4,794,868	3,251,765
Short Term Government Income Trust Series I	925,162	1,779,343
Short Term Government Income Trust Series NAV	5,438,300	2,929,599
Small Cap Index Trust Series I	2,747,320	2,609,983
Small Cap Index Trust Series NAV	10,377,497	5,254,291
Small Cap Opportunities Trust Series I	6,892,634	4,356,316
Small Cap Opportunities Trust Series NAV	8,448,591	6,188,154
Small Cap Stock Trust Series I	2,458,317	2,367,712
Small Cap Stock Trust Series NAV	6,356,624	5,876,497
Small Cap Value Trust Series I	681,318	800,663
Small Cap Value Trust Series NAV	9,253,370	5,604,653
Small Company Value Trust Series I	1,474,544	1,466,585
Small Company Value Trust Series NAV	7,763,473	3,286,207
Strategic Income Opportunities Trust Series I	870,145	1,627,875
Strategic Income Opportunities Trust Series NAV	8,897,872	4,907,468
Total Bond Market Series Trust NAV	5,408,962	2,230,633
Total Stock Market Index Trust Series I	1,198,670	1,923,654
Total Stock Market Index Trust Series NAV	10,913,395	7,975,537
Ultra Short Term Bond Trust Series I	707,499	1,189,945
Ultra Short Term Bond Trust Series NAV	2,907,779	1,359,670
Utilities Trust Series I	220,183	448,530

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Utilities Trust Series NAV	$3,348,971	$4,095,900

(a)

Terminated as an investment option and funds transferred to Mid Cap Stock Trust Series I on April 27, 2018. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(b)

Terminated as an investment option and funds transferred to Mid Cap Stock Trust Series NAV on April 27, 2018. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
500 Index Fund Series NAV (*)	2018	6,704	$55.90 to $ 34.95	$333,002	0.00 % to 0.00%	1.40%	-4.64 % to -4.65%
	2017	6,784	58.62 to 36.65	348,722	0.00 to 0.00	1.83	21.54 to 9.98
	2016	6,586	48.23 to 30.16	273,254	0.00 to 0.00	1.96	11.64 to 11.64
	2015	5,508	43.20 to 27.01	203,858	0.00 to 0.00	1.77	1.15 to 1.15
	2014	5,455	42.71 to 26.70	195,957	0.00 to 0.00	1.69	13.43 to 9.85

Active Bond Trust Series I (*)	2018	297	23.74 to 23.74	7,043	0.00 to 0.00	3.36	-0.60 to -0.60
	2017	271	23.89 to 23.89	6,472	0.00 to 0.00	3.44	4.84 to 4.84
	2016	329	22.78 to 22.78	7,491	0.00 to 0.00	3.82	4.34 to 4.34
	2015	306	21.84 to 21.84	6,687	0.00 to 0.00	5.11	0.17 to 0.17
	2014	318	21.80 to 21.80	6,927	0.00 to 0.00	3.64	6.82 to 6.82

Active Bond Trust Series NAV (*)	2018	329	77.56 to 77.56	25,502	0.00 to 0.00	3.23	-0.55 to -0.55
	2017	339	77.99 to 77.99	26,438	0.00 to 0.00	3.66	4.89 to 1.36
	2016	301	74.36 to 74.36	22,366	0.00 to 0.00	3.88	4.50 to 4.50
	2015	267	71.15 to 71.15	19,029	0.00 to 0.00	5.46	0.12 to 0.12
	2014	209	71.07 to 71.07	14,876	0.00 to 0.00	4.16	6.97 to 2.79

American Asset Allocation Trust Series I (*)	2018	6,966	18.46 to 18.46	128,553	0.00 to 0.00	1.68	-4.91 to -4.91
	2017	6,625	19.41 to 19.41	128,577	0.00 to 0.00	1.29	15.79 to 6.32
	2016	6,029	16.76 to 16.76	101,053	0.00 to 0.00	1.40	8.99 to 8.99
	2015	5,264	15.38 to 15.38	80,949	0.00 to 0.00	2.25	1.06 to 1.06
	2014	4,830	15.22 to 15.22	73,501	0.00 to 0.00	1.78	5.05 to 3.82

American Global Growth Trust Series I (*)	2018	694	18.63 to 18.63	12,930	0.00 to 0.00	0.66	-9.37 to -9.37
	2017	721	20.55 to 20.55	14,814	0.00 to 0.00	0.28	30.92 to 9.48
	2016	588	15.70 to 15.70	9,238	0.00 to 0.00	1.06	0.29 to 0.29
	2015	534	15.66 to 15.66	8,354	0.00 to 0.00	1.90	6.64 to 6.64
	2014	365	14.68 to 14.68	5,353	0.00 to 0.00	0.94	3.55 to 1.97

American Growth Trust Series I (*)	2018	2,307	47.01 to 31.23	78,465	0.00 to 0.00	0.38	-0.66 to -0.66
	2017	2,412	47.32 to 31.43	83,786	0.00 to 0.00	0.37	27.87 to 10.07
	2016	2,457	37.01 to 24.58	66,671	0.00 to 0.00	0.40	9.08 to 9.07
	2015	2,485	33.93 to 22.54	62,274	0.00 to 0.00	0.24	6.44 to 6.44
	2014	2,634	31.88 to 21.17	62,573	0.00 to 0.00	0.84	8.14 to 7.90

American Growth-Income Trust Series I (*)	2018	3,246	39.97 to 26.78	100,732	0.00 to 0.00	1.38	-2.18 to -2.18
	2017	3,585	40.87 to 27.38	113,859	0.00 to 0.00	1.10	22.03 to 10.24
	2016	3,612	33.49 to 22.44	94,504	0.00 to 0.00	1.67	11.10 to 11.10
	2015	3,602	30.14 to 20.19	86,236	0.00 to 0.00	1.34	1.11 to 1.11
	2014	3,706	29.81 to 19.97	88,902	0.00 to 0.00	0.92	10.25 to 7.27

American International Trust Series I (*)	2018	2,328	35.98 to 20.44	51,790	0.00 to 0.00	2.82	-13.46 to -13.46
	2017	2,135	41.58 to 23.62	55,579	0.00 to 0.00	0.95	31.65 to 10.60
	2016	2,058	31.58 to 17.94	41,108	0.00 to 0.00	1.03	3.12 to 3.12
	2015	2,038	30.63 to 17.40	39,918	0.00 to 0.00	1.13	-4.82 to -4.82
	2014	1,879	32.18 to 18.28	39,770	0.00 to 0.00	1.00	-3.05 to -4.20

Blue Chip Growth Trust Series I (*)	2018	488	78.14 to 78.14	38,127	0.00 to 0.00	0.02	1.97 to 1.97
	2017	556	76.63 to 76.63	42,578	0.00 to 0.00	0.07	36.28 to 36.28
	2016	616	56.23 to 56.23	34,610	0.00 to 0.00	0.01	0.81 to 0.81
	2015	714	55.78 to 55.78	39,843	0.00 to 0.00	0.00	11.06 to 11.06
	2014	769	50.22 to 50.22	38,599	0.00 to 0.00	0.00	9.07 to 9.07

Blue Chip Growth Trust Series NAV (*)	2018	478	190.64 to 190.64	91,092	0.00 to 0.00	0.06	2.03 to 2.03
	2017	464	186.84 to 186.84	86,650	0.00 to 0.00	0.12	36.34 to 13.00
	2016	457	137.04 to 137.04	62,639	0.00 to 0.00	0.05	0.85 to 0.85
	2015	414	135.88 to 135.88	56,255	0.00 to 0.00	0.00	11.13 to 11.13
	2014	347	122.28 to 122.28	42,434	0.00 to 0.00	0.00	11.16 to 9.11

Capital Appreciation Trust Series I (*)	2018	721	37.00 to 37.00	26,690	0.00 to 0.00	0.27	-0.80 to -0.80
	2017	791	37.30 to 37.30	29,496	0.00 to 0.00	0.06	36.53 to 36.53
	2016	863	27.32 to 27.32	23,584	0.00 to 0.00	0.00	-1.08 to -1.08
	2015	1,005	27.61 to 27.61	27,741	0.00 to 0.00	0.00	11.45 to 11.45
	2014	1,106	24.78 to 24.78	27,404	0.00 to 0.00	0.05	9.65 to 9.65

Capital Appreciation Trust Series NAV (*)	2018	900	36.38 to 36.38	32,748	0.00 to 0.00	0.36	-0.72 to -0.72
	2017	877	36.64 to 36.64	32,135	0.00 to 0.00	0.11	36.51 to 14.35
	2016	812	26.84 to 26.84	21,802	0.00 to 0.00	0.01	-1.00 to -1.00
	2015	803	27.11 to 27.11	21,769	0.00 to 0.00	0.02	11.47 to 11.47
	2014	834	24.32 to 24.32	20,287	0.00 to 0.00	0.09	11.81 to 9.68

Capital Appreciation Value Trust Series I (*)	2018	108	23.01 to 23.01	2,491	0.00 to 0.00	2.14	0.39 to 0.39
	2017	125	22.92 to 22.92	2,863	0.00 to 0.00	1.48	15.14 to 15.14
	2016	132	19.90 to 19.90	2,620	0.00 to 0.00	1.61	8.12 to 8.12
	2015	54	18.41 to 18.41	988	0.00 to 0.00	1.27	5.28 to 5.28
	2014	63	17.48 to 17.48	1,096	0.00 to 0.00	1.30	12.22 to 12.22

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Capital Appreciation Value Trust Series NAV (*)	2018	3,058	$23.09 to $ 23.09	$70,629	0.00 % to 0.00%	2.26%	0.45 % to 0.45%
	2017	3,101	22.99 to 22.99	71,301	0.00 to 0.00	1.57	15.13 to 4.72
	2016	2,711	19.97 to 19.97	54,138	0.00 to 0.00	1.58	8.19 to 8.19
	2015	1,782	18.46 to 18.46	32,897	0.00 to 0.00	1.30	5.27 to 5.27
	2014	1,340	17.54 to 17.54	23,505	0.00 to 0.00	1.61	12.38 to 7.58

Core Bond Trust Series I (*)	2018	719	21.45 to 21.45	15,421	0.00 to 0.00	2.39	-0.59 to -0.59
	2017	804	21.58 to 21.58	17,353	0.00 to 0.00	2.11	3.40 to 3.40
	2016	857	20.87 to 20.87	17,879	0.00 to 0.00	1.93	2.74 to 2.74
	2015	960	20.31 to 20.31	19,495	0.00 to 0.00	2.31	0.31 to 0.31
	2014	66	20.25 to 20.25	1,334	0.00 to 0.00	3.07	5.93 to 5.93

Core Bond Trust Series NAV (*)	2018	3,545	17.25 to 17.25	61,160	0.00 to 0.00	2.54	-0.54 to -0.54
	2017	3,874	17.35 to 17.35	67,203	0.00 to 0.00	2.24	3.47 to 0.84
	2016	3,635	16.76 to 16.76	60,928	0.00 to 0.00	2.10	2.73 to 2.73
	2015	3,255	16.32 to 16.32	53,124	0.00 to 0.00	2.28	0.36 to 0.36
	2014	397	16.26 to 16.26	6,459	0.00 to 0.00	3.62	6.01 to 2.87

Emerging Markets Value Trust Series I (*)	2018	328	15.44 to 15.44	5,070	0.00 to 0.00	2.56	-13.59 to -13.59
	2017	348	17.87 to 17.87	6,225	0.00 to 0.00	2.15	32.69 to 32.69
	2016	202	13.47 to 13.47	2,721	0.00 to 0.00	2.16	18.00 to 18.00
	2015	189	11.41 to 11.41	2,155	0.00 to 0.00	2.03	-19.07 to -19.07
	2014	198	14.10 to 14.10	2,786	0.00 to 0.00	1.86	-5.50 to -5.50

Emerging Markets Value Trust Series NAV (*)	2018	4,738	12.43 to 12.43	58,883	0.00 to 0.00	2.72	-13.48 to -13.48
	2017	4,325	14.36 to 14.36	62,118	0.00 to 0.00	2.07	32.67 to 13.66
	2016	2,747	10.83 to 10.83	29,733	0.00 to 0.00	2.26	18.09 to 18.09
	2015	2,481	9.17 to 9.17	22,747	0.00 to 0.00	2.19	-19.05 to -19.05
	2014	2,052	11.32 to 11.32	23,237	0.00 to 0.00	2.00	-5.37 to -7.51

Equity Income Trust Series I (*)	2018	628	53.61 to 53.61	33,645	0.00 to 0.00	1.81	-9.58 to -9.58
	2017	733	59.29 to 59.29	43,432	0.00 to 0.00	2.26	16.29 to 16.29
	2016	794	50.99 to 50.99	40,460	0.00 to 0.00	2.21	19.13 to 19.13
	2015	892	42.80 to 42.80	38,190	0.00 to 0.00	1.89	-6.75 to -6.75
	2014	990	45.90 to 45.90	45,429	0.00 to 0.00	1.82	7.47 to 7.47

Equity Income Trust Series NAV (*)	2018	1,257	53.66 to 53.66	67,422	0.00 to 0.00	1.93	-9.52 to -9.52
	2017	1,270	59.30 to 59.30	75,291	0.00 to 0.00	2.32	16.28 to 9.05
	2016	1,360	51.00 to 51.00	69,339	0.00 to 0.00	2.35	19.18 to 19.18
	2015	1,416	42.79 to 42.79	60,573	0.00 to 0.00	1.99	-6.66 to -6.66
	2014	1,475	45.85 to 45.85	67,616	0.00 to 0.00	1.93	7.55 to 4.38

Financial Industries Trust Series I (*)	2018	88	27.10 to 27.10	2,373	0.00 to 0.00	1.07	-14.49 to -14.49
	2017	108	31.69 to 31.69	3,411	0.00 to 0.00	1.12	15.29 to 15.29
	2016	163	27.49 to 27.49	4,468	0.00 to 0.00	1.40	19.37 to 19.37
	2015	115	23.03 to 23.03	2,647	0.00 to 0.00	0.99	-2.65 to -2.65
	2014	119	23.65 to 23.65	2,807	0.00 to 0.00	0.73	8.65 to 8.65

Financial Industries Trust Series NAV (*)	2018	287	32.70 to 32.70	9,396	0.00 to 0.00	1.17	-14.38 to -14.38
	2017	312	38.19 to 38.19	11,918	0.00 to 0.00	1.31	15.29 to 9.22
	2016	300	33.13 to 33.13	9,927	0.00 to 0.00	1.56	19.47 to 19.47
	2015	275	27.73 to 27.73	7,636	0.00 to 0.00	1.15	-2.58 to -2.58
	2014	218	28.46 to 28.46	6,196	0.00 to 0.00	0.80	8.64 to 6.56

Fundamental All Cap Core Trust Series I (*)	2018	22	45.57 to 45.57	1,023	0.00 to 0.00	0.41	-13.16 to -13.16
	2017	27	52.48 to 52.48	1,407	0.00 to 0.00	0.75	27.70 to 27.70
	2016	26	41.10 to 41.10	1,085	0.00 to 0.00	0.59	8.34 to 8.34
	2015	27	37.93 to 37.93	1,011	0.00 to 0.00	0.00	4.01 to 4.01
	2014	25	36.47 to 36.47	896	0.00 to 0.00	0.33	9.75 to 9.75

Fundamental All Cap Core Trust Series NAV (*)	2018	694	27.11 to 27.11	18,813	0.00 to 0.00	0.49	-13.16 to -13.16
	2017	618	31.22 to 31.22	19,288	0.00 to 0.00	0.81	27.77 to 14.16
	2016	599	24.44 to 24.44	14,635	0.00 to 0.00	0.70	8.40 to 8.40
	2015	583	22.55 to 22.55	13,149	0.00 to 0.00	0.00	4.09 to 4.09
	2014	561	21.66 to 21.66	12,145	0.00 to 0.00	0.46	11.86 to 9.81

Fundamental Large Cap Value Trust Series I (*)	2018	919	30.10 to 30.10	27,663	0.00 to 0.00	1.08	-17.03 to -17.03
	2017	1,021	36.28 to 36.28	37,050	0.00 to 0.00	1.60	17.43 to 17.43
	2016	1,166	30.90 to 30.90	36,042	0.00 to 0.00	2.24	10.17 to 10.17
	2015	1,291	28.05 to 28.05	36,204	0.00 to 0.00	0.99	-1.11 to -1.11
	2014	1,394	28.36 to 28.36	39,538	0.00 to 0.00	1.95	10.61 to 10.61

Fundamental Large Cap Value Trust Series NAV (*)	2018	2,045	21.23 to 21.23	43,431	0.00 to 0.00	1.22	-17.03 to -17.03
	2017	1,874	25.59 to 25.59	47,967	0.00 to 0.00	1.72	17.54 to 9.65
	2016	1,861	21.77 to 21.77	40,527	0.00 to 0.00	2.31	10.21 to 10.21
	2015	1,887	19.75 to 19.75	37,270	0.00 to 0.00	1.11	-1.06 to -1.06
	2014	1,692	19.96 to 19.96	33,776	0.00 to 0.00	1.11	10.66 to 7.82

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Global Bond Trust Series I (*)	2018	142	$32.57 to $ 32.57	$4,624	0.00 % to 0.00%	2.67%	-1.90 % to -1.90%
	2017	148	33.20 to 33.20	4,904	0.00 to 0.00	2.21	8.75 to 8.75
	2016	169	30.53 to 30.53	5,168	0.00 to 0.00	0.00	3.05 to 3.05
	2015	178	29.63 to 29.63	5,266	0.00 to 0.00	2.49	-3.50 to -3.50
	2014	197	30.70 to 30.70	6,058	0.00 to 0.00	0.90	2.28 to 2.28

Global Bond Trust Series NAV (*)	2018	1,106	32.75 to 32.75	36,212	0.00 to 0.00	2.82	-1.74 to -1.74
	2017	864	33.33 to 33.33	28,800	0.00 to 0.00	2.38	8.71 to 3.58
	2016	874	30.66 to 30.66	26,791	0.00 to 0.00	0.00	3.15 to 3.15
	2015	777	29.73 to 29.73	23,090	0.00 to 0.00	2.63	-3.51 to -3.51
	2014	754	30.81 to 30.81	23,227	0.00 to 0.00	1.00	2.42 to -1.88

Global Trust Series I (*)	2018	284	33.23 to 33.23	9,424	0.00 to 0.00	1.77	-14.49 to -14.49
	2017	313	38.86 to 38.86	12,176	0.00 to 0.00	1.91	18.88 to 18.88
	2016	335	32.69 to 32.69	10,956	0.00 to 0.00	4.53	9.46 to 9.46
	2015	364	29.86 to 29.86	10,859	0.00 to 0.00	1.87	-6.42 to -6.42
	2014	413	31.91 to 31.91	13,193	0.00 to 0.00	3.12	-2.60 to -2.60

Global Trust Series NAV (*)	2018	1,475	18.01 to 18.01	26,553	0.00 to 0.00	1.86	-14.42 to -14.42
	2017	1,515	21.04 to 21.04	31,879	0.00 to 0.00	1.96	18.90 to 7.34
	2016	1,558	17.70 to 17.70	27,563	0.00 to 0.00	4.64	9.46 to 9.46
	2015	1,602	16.17 to 16.17	25,903	0.00 to 0.00	2.01	-6.33 to -6.33
	2014	1,728	17.26 to 17.26	29,822	0.00 to 0.00	6.16	-2.51 to -6.31

Health Sciences Trust Series I (*)	2018	131	89.34 to 89.34	11,663	0.00 to 0.00	0.00	0.69 to 0.69
	2017	156	88.73 to 88.73	13,855	0.00 to 0.00	0.00	27.51 to 27.51
	2016	139	69.59 to 69.59	9,670	0.00 to 0.00	0.06	-10.57 to -10.57
	2015	163	77.81 to 77.81	12,695	0.00 to 0.00	0.00	12.69 to 12.69
	2014	215	69.05 to 69.05	14,819	0.00 to 0.00	0.00	31.83 to 31.83

Health Sciences Trust Series NAV (*)	2018	636	69.79 to 69.79	44,387	0.00 to 0.00	0.00	0.76 to 0.76
	2017	607	69.27 to 69.27	42,047	0.00 to 0.00	0.00	27.61 to 8.33
	2016	636	54.28 to 54.28	34,511	0.00 to 0.00	0.11	-10.54 to -10.54
	2015	635	60.67 to 60.67	38,510	0.00 to 0.00	0.00	12.76 to 12.76
	2014	556	53.81 to 53.81	29,900	0.00 to 0.00	0.00	31.85 to 25.97

High Yield Trust Series I (*)	2018	312	35.57 to 35.57	11,108	0.00 to 0.00	5.98	-3.01 to -3.01
	2017	366	36.68 to 36.68	13,429	0.00 to 0.00	5.49	7.50 to 7.50
	2016	376	34.12 to 34.12	12,841	0.00 to 0.00	6.98	16.26 to 16.26
	2015	402	29.35 to 29.35	11,811	0.00 to 0.00	7.29	-8.32 to -8.32
	2014	440	32.01 to 32.01	14,093	0.00 to 0.00	6.55	0.11 to 0.11

High Yield Trust Series NAV (*)	2018	1,301	23.52 to 23.52	30,597	0.00 to 0.00	6.20	-3.02 to -3.02
	2017	1,313	24.25 to 24.25	31,838	0.00 to 0.00	5.67	7.46 to 2.50
	2016	1,277	22.57 to 22.57	28,818	0.00 to 0.00	7.22	16.56 to 16.56
	2015	1,253	19.36 to 19.36	24,252	0.00 to 0.00	7.70	-8.38 to -8.38
	2014	1,232	21.14 to 21.14	26,044	0.00 to 0.00	6.90	0.00 to -3.67

International Equity Index Series I (*)	2018	905	12.45 to 12.45	11,271	0.00 to 0.00	2.25	-14.10 to -14.10
	2017	1,025	14.49 to 14.49	14,855	0.00 to 0.00	2.23	27.30 to 27.30
	2016	983	11.39 to 11.39	11,186	0.00 to 0.00	2.65	4.45 to 4.45
	2015	1,053	10.90 to 10.90	11,479	0.00 to 0.00	2.36	-5.91 to -5.91
	2014	1,081	11.58 to 11.58	12,520	0.00 to 0.00	3.02	-4.61 to -4.61

International Equity Index Series NAV (*)	2018	1,515	48.91 to 48.91	74,077	0.00 to 0.00	2.50	-14.10 to -14.10
	2017	1,283	56.94 to 56.94	73,049	0.00 to 0.00	2.33	27.45 to 10.35
	2016	1,121	44.68 to 44.68	50,084	0.00 to 0.00	2.77	4.43 to 4.43
	2015	1,034	42.78 to 42.78	44,230	0.00 to 0.00	2.59	-5.80 to -5.80
	2014	865	45.42 to 45.42	39,290	0.00 to 0.00	3.28	-4.57 to -7.23

International Growth Stock Trust Series I (*)	2018	187	12.49 to 12.49	2,334	0.00 to 0.00	1.57	-14.43 to -14.43
	2017	200	14.60 to 14.60	2,917	0.00 to 0.00	1.42	21.86 to 21.86
	2016	194	11.98 to 11.98	2,326	0.00 to 0.00	1.82	-1.31 to -1.31
	2015	135	12.14 to 12.14	1,644	0.00 to 0.00	1.62	-2.27 to -2.27
	2014	152	12.42 to 12.42	1,892	0.00 to 0.00	1.77	0.20 to 0.20

International Growth Stock Trust Series NAV (*)	2018	1,205	12.53 to 12.53	15,098	0.00 to 0.00	1.68	-14.43 to -14.43
	2017	1,238	14.64 to 14.64	18,120	0.00 to 0.00	1.48	21.90 to 6.70
	2016	1,173	12.01 to 12.01	14,093	0.00 to 0.00	1.95	-1.19 to -1.19
	2015	820	12.16 to 12.16	9,961	0.00 to 0.00	1.86	-2.23 to -2.23
	2014	656	12.43 to 12.43	8,153	0.00 to 0.00	1.93	0.19 to -2.81

International Small Company Trust Series I (*)	2018	328	16.38 to 16.38	5,370	0.00 to 0.00	1.09	-20.10 to -20.10
	2017	457	20.50 to 20.50	9,371	0.00 to 0.00	1.48	29.45 to 29.45
	2016	373	15.83 to 15.83	5,904	0.00 to 0.00	2.13	4.90 to 4.90
	2015	391	15.09 to 15.09	5,896	0.00 to 0.00	1.69	6.54 to 6.54
	2014	427	14.17 to 14.17	6,043	0.00 to 0.00	1.26	-6.89 to -6.89

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
International Small Company Trust Series NAV (*)	2018	1,548	$16.45 to $ 16.45	$25,468	0.00 % to 0.00%	1.26%	-20.07 % to -20.07%
	2017	1,417	20.59 to 20.59	29,174	0.00 to 0.00	1.52	29.59 to 11.75
	2016	1,306	15.89 to 15.89	20,743	0.00 to 0.00	2.04	4.95 to 4.95
	2015	1,282	15.14 to 15.14	19,406	0.00 to 0.00	1.97	6.68 to 6.68
	2014	878	14.19 to 14.19	12,457	0.00 to 0.00	1.50	-6.85 to -10.48

International Value Trust Series I (*)	2018	787	24.66 to 24.66	19,400	0.00 to 0.00	2.42	-15.03 to -15.03
	2017	866	29.03 to 29.03	25,121	0.00 to 0.00	1.77	17.14 to 17.14
	2016	1,005	24.78 to 24.78	24,904	0.00 to 0.00	3.47	12.24 to 12.24
	2015	535	22.08 to 22.08	11,804	0.00 to 0.00	1.79	-7.81 to -7.81
	2014	623	23.95 to 23.95	14,924	0.00 to 0.00	2.80	-12.51 to -12.51

International Value Trust Series NAV (*)	2018	2,383	15.94 to 15.94	37,995	0.00 to 0.00	2.61	-14.96 to -14.96
	2017	2,312	18.75 to 18.75	43,337	0.00 to 0.00	1.94	17.25 to 5.47
	2016	2,242	15.99 to 15.99	35,853	0.00 to 0.00	3.12	12.20 to 12.20
	2015	1,336	14.25 to 14.25	19,037	0.00 to 0.00	1.96	-7.72 to -7.72
	2014	1,399	15.44 to 15.44	21,595	0.00 to 0.00	3.03	-12.47 to -14.40

Investment Quality Bond Trust Series I (*)	2018	258	36.35 to 36.35	9,363	0.00 to 0.00	2.70	-0.82 to -0.82
	2017	280	36.65 to 36.65	10,249	0.00 to 0.00	2.62	4.61 to 4.61
	2016	297	35.03 to 35.03	10,410	0.00 to 0.00	2.27	4.29 to 4.29
	2015	321	33.59 to 33.59	10,794	0.00 to 0.00	1.82	-0.82 to -0.82
	2014	361	33.87 to 33.87	12,238	0.00 to 0.00	2.96	5.48 to 5.48

Investment Quality Bond Trust Series NAV (*)	2018	1,033	17.20 to 17.20	17,772	0.00 to 0.00	2.84	-0.67 to -0.67
	2017	967	17.32 to 17.32	16,752	0.00 to 0.00	2.90	4.67 to 1.34
	2016	763	16.55 to 16.55	12,629	0.00 to 0.00	2.51	4.26 to 4.26
	2015	674	15.87 to 15.87	10,698	0.00 to 0.00	1.99	-0.68 to -0.68
	2014	534	15.98 to 15.98	8,529	0.00 to 0.00	3.30	5.54 to 2.04

Lifestyle Aggressive Portfolio Series NAV (*)	2018	814	12.94 to 12.94	10,528	0.00 to 0.00	2.30	-8.87 to -8.87
	2017	455	14.20 to 14.20	6,467	0.00 to 0.00	2.07	21.85 to 21.85
	2016	196	11.65 to 11.65	2,279	0.00 to 0.00	2.87	9.59 to 9.59
	2015	80	10.63 to 10.63	853	0.00 to 0.00	2.03	-1.51 to -1.51
	2014	48	10.80 to 10.80	523	0.00 to 0.00	5.68	5.46 to 5.46

Lifestyle Balanced Portfolio Series NAV (*)	2018	5,873	12.24 to 12.24	71,880	0.00 to 0.00	2.61	-3.29 to -4.39
	2017	5,051	12.80 to 12.80	64,648	0.00 to 0.00	2.54	12.38 to 4.70
	2016	4,011	11.39 to 11.39	45,689	0.00 to 0.00	2.94	6.17 to 6.17
	2015	2,450	10.73 to 10.73	26,281	0.00 to 0.00	3.78	0.10 to 0.10
	2014	961	10.72 to 10.72	10,303	0.00 to 0.00	8.80	5.94 to 5.94

Lifestyle Conservative Portfolio Series NAV (*)	2018	364	11.62 to 11.62	4,235	0.00 to 0.00	2.83	-0.28 to -1.92
	2017	304	11.85 to 11.85	3,601	0.00 to 0.00	2.85	7.01 to 2.40
	2016	258	11.07 to 11.07	2,857	0.00 to 0.00	5.16	4.36 to 4.36
	2015	58	10.61 to 10.61	618	0.00 to 0.00	3.23	0.22 to 0.22
	2014	18	10.59 to 10.59	191	0.00 to 0.00	8.91	5.67 to 5.67

Lifestyle Growth Portfolio Series I (*)	2018	100	11.12 to 11.12	1,107	0.00 to 0.00	1.83	-6.11 to -6.11
	2017	133	11.85 to 11.85	1,580	0.00 to 0.00	4.18	16.14 to 16.14
	2016	49	10.20 to 10.20	501	0.00 to 0.00	9.77	1.99 to 1.99

Lifestyle Growth Portfolio Series NAV (*)	2018	24,249	12.64 to 12.64	306,636	0.00 to 0.00	2.29	-6.07 to -6.07
	2017	23,203	13.46 to 13.46	312,362	0.00 to 0.00	3.90	16.20 to 6.72
	2016	8,684	11.59 to 11.59	100,607	0.00 to 0.00	3.93	7.22 to 1.99
	2015	2,723	10.81 to 10.81	29,423	0.00 to 0.00	3.36	0.00 to 0.00
	2014	1,093	10.81 to 10.81	11,808	0.00 to 0.00	7.60	6.23 to 6.23

Lifestyle Moderate Portfolio Series NAV (*)	2018	1,776	12.04 to 12.04	21,382	0.00 to 0.00	2.73	-2.24 to -3.53
	2017	1,505	12.48 to 12.48	18,784	0.00 to 0.00	2.71	10.56 to 3.93
	2016	1,181	11.29 to 11.29	13,334	0.00 to 0.00	3.26	5.54 to 5.54
	2015	673	10.69 to 10.69	7,196	0.00 to 0.00	3.93	0.14 to 0.14
	2014	269	10.68 to 10.68	2,874	0.00 to 0.00	8.70	5.88 to 5.88

M Capital Appreciation	2018	136	98.31 to 98.31	13,343	0.00 to 0.00	0.29	-14.15 to -14.15
	2017	141	114.51 to 114.51	16,198	0.00 to 0.00	0.00	19.02 to 19.02
	2016	151	96.21 to 96.21	14,508	0.00 to 0.00	0.00	21.06 to 21.06
	2015	151	79.47 to 79.47	11,986	0.00 to 0.00	0.00	-6.58 to -6.58
	2014	128	85.07 to 85.07	10,873	0.00 to 0.00	0.00	12.42 to 9.01

M International Equity	2018	253	31.26 to 31.26	7,897	0.00 to 0.00	1.24	-20.57 to -20.57
	2017	371	39.36 to 39.36	14,614	0.00 to 0.00	1.70	24.05 to 5.64
	2016	368	31.73 to 31.73	11,682	0.00 to 0.00	1.14	-0.05 to -0.05
	2015	409	31.74 to 31.74	12,973	0.00 to 0.00	1.90	-3.94 to -3.94
	2014	328	33.05 to 33.05	10,847	0.00 to 0.00	2.37	-7.06 to -10.07

M Large Cap Growth	2018	226	69.77 to 69.77	15,767	0.00 to 0.00	0.00	-4.95 to -4.95
	2017	218	73.41 to 73.41	15,980	0.00 to 0.00	0.00	38.97 to 38.97

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
M Large Cap Growth	2016	237	$52.82 to $52.82	$12,511	0.00 % to 0.00%	0.00	-2.32 % to -2.32%
	2015	243	54.08 to 54.08	13,154	0.00 to 0.00	0.03	7.70 to 7.70
	2014	250	50.21 to 50.21	12,528	0.00 to 0.00	0.04	12.53 to 10.21

M Large Cap Value	2018	470	26.27 to 26.27	12,335	0.00 to 0.00	1.49	-12.07 to -12.07
	2017	456	29.87 to 29.87	13,609	0.00 to 0.00	1.52	14.99 to 14.99
	2016	451	25.98 to 25.98	11,704	0.00 to 0.00	2.03	9.64 to 9.64
	2015	423	23.69 to 23.69	10,016	0.00 to 0.00	1.37	-0.66 to -0.66
	2014	396	23.85 to 23.85	9,439	0.00 to 0.00	1.26	9.68 to 5.84

Managed Volatility Aggressive Portfolio Series I (*)	2018	374	33.62 to 33.62	12,566	0.00 to 0.00	2.01	-8.46 to -8.46
	2017	390	36.73 to 36.73	14,339	0.00 to 0.00	1.70	22.82 to 22.82
	2016	451	29.91 to 29.91	13,493	0.00 to 0.00	1.67	1.95 to 1.95
	2015	487	29.33 to 29.33	14,299	0.00 to 0.00	1.95	-5.85 to -5.85
	2014	529	31.15 to 31.15	16,492	0.00 to 0.00	2.53	1.40 to 1.40

Managed Volatility Aggressive Portfolio Series NAV (*)	2018	8,655	20.19 to 20.19	174,787	0.00 to 0.00	2.09	-8.32 to -8.32
	2017	8,724	22.03 to 22.03	192,188	0.00 to 0.00	1.83	22.88 to 9.63
	2016	9,109	17.93 to 17.93	163,300	0.00 to 0.00	1.71	1.89 to 1.89
	2015	9,422	17.59 to 17.59	165,762	0.00 to 0.00	2.05	-5.79 to -5.79
	2014	9,406	18.67 to 18.67	175,656	0.00 to 0.00	2.92	1.54 to 0.53

Managed Volatility Balanced Portfolio Series I (*)	2018	1,333	39.31 to 39.31	52,411	0.00 to 0.00	2.21	-4.88 to -4.88
	2017	1,500	41.33 to 41.33	62,006	0.00 to 0.00	2.26	14.13 to 14.13
	2016	1,543	36.21 to 36.21	55,881	0.00 to 0.00	2.05	4.79 to 4.79
	2015	1,693	34.55 to 34.55	58,486	0.00 to 0.00	2.35	-2.25 to -2.25
	2014	1,838	35.35 to 35.35	64,961	0.00 to 0.00	2.83	4.29 to 4.29

Managed Volatility Balanced Portfolio Series NAV (*)	2018	21,264	19.58 to 19.58	416,483	0.00 to 0.00	2.38	-4.82 to -4.82
	2017	21,747	20.58 to 20.58	447,517	0.00 to 0.00	2.28	14.15 to 5.83
	2016	22,207	18.02 to 18.02	400,325	0.00 to 0.00	2.20	4.91 to 4.91
	2015	22,063	17.18 to 17.18	379,093	0.00 to 0.00	2.52	-2.20 to -2.20
	2014	21,988	17.57 to 17.57	386,294	0.00 to 0.00	3.02	4.25 to 1.81

Managed Volatility Conservative Portfolio Series I (*)	2018	74	38.70 to 38.70	2,870	0.00 to 0.00	2.47	-2.18 to -2.18
	2017	84	39.56 to 39.56	3,314	0.00 to 0.00	2.44	7.82 to 7.82
	2016	90	36.69 to 36.69	3,292	0.00 to 0.00	2.24	4.58 to 4.58
	2015	109	35.09 to 35.09	3,825	0.00 to 0.00	2.55	0.05 to 0.05
	2014	119	35.07 to 35.07	4,177	0.00 to 0.00	2.56	5.02 to 5.02

Managed Volatility Conservative Portfolio Series NAV (*)	2018	1,822	18.13 to 18.13	33,036	0.00 to 0.00	2.64	-2.21 to -2.21
	2017	1,904	18.54 to 18.54	35,299	0.00 to 0.00	2.57	7.94 to 2.95
	2016	1,978	17.17 to 17.17	33,973	0.00 to 0.00	2.41	4.53 to 4.53
	2015	1,979	16.43 to 16.43	32,516	0.00 to 0.00	2.57	0.18 to 0.18
	2014	2,049	16.40 to 16.40	33,614	0.00 to 0.00	3.02	4.98 to 2.14

Managed Volatility Growth Portfolio Series I (*)	2018	1,771	36.75 to 36.75	65,071	0.00 to 0.00	2.11	-6.54 to -6.54
	2017	1,865	39.32 to 39.32	73,320	0.00 to 0.00	1.96	18.58 to 18.58
	2016	2,108	33.16 to 33.16	69,872	0.00 to 0.00	1.82	3.34 to 3.34
	2015	2,344	32.08 to 32.08	75,182	0.00 to 0.00	2.08	-4.53 to -4.53
	2014	2,599	33.61 to 33.61	87,346	0.00 to 0.00	2.68	2.16 to 2.16

Managed Volatility Growth Portfolio Series NAV (*)	2018	29,490	19.72 to 19.72	581,696	0.00 to 0.00	2.19	-6.56 to -6.56
	2017	30,337	21.11 to 21.11	640,384	0.00 to 0.00	2.10	18.71 to 7.84
	2016	30,781	17.78 to 17.78	547,356	0.00 to 0.00	1.95	3.38 to 3.38
	2015	31,216	17.20 to 17.20	536,932	0.00 to 0.00	2.30	-4.55 to -4.55
	2014	30,578	18.02 to 18.02	551,018	0.00 to 0.00	2.94	2.28 to 0.59

Managed Volatility Moderate Portfolio Series I (*)	2018	314	40.24 to 40.24	12,647	0.00 to 0.00	2.40	-3.98 to -3.98
	2017	342	41.91 to 41.91	14,344	0.00 to 0.00	2.30	11.88 to 11.88
	2016	364	37.46 to 37.46	13,629	0.00 to 0.00	2.13	5.30 to 5.30
	2015	380	35.58 to 35.58	13,519	0.00 to 0.00	2.40	-0.91 to -0.91
	2014	428	35.90 to 35.90	15,384	0.00 to 0.00	2.60	4.94 to 4.94

Managed Volatility Moderate Portfolio Series NAV (*)	2018	4,706	19.40 to 19.40	91,292	0.00 to 0.00	2.39	-3.93 to -3.93
	2017	5,140	20.19 to 20.19	103,792	0.00 to 0.00	2.62	12.02 to 4.82
	2016	4,728	18.03 to 18.03	85,239	0.00 to 0.00	2.23	5.25 to 5.25
	2015	4,737	17.13 to 17.13	81,140	0.00 to 0.00	2.61	-0.86 to -0.86
	2014	4,639	17.27 to 17.27	80,144	0.00 to 0.00	3.06	4.99 to 2.38

Mid Cap Index Trust Series I (*)	2018	471	50.49 to 50.49	23,800	0.00 to 0.00	1.09	-11.46 to -11.46
	2017	517	57.02 to 57.02	29,470	0.00 to 0.00	0.59	15.81 to 15.81
	2016	322	49.24 to 49.24	15,865	0.00 to 0.00	1.16	20.11 to 20.11
	2015	315	40.99 to 40.99	12,931	0.00 to 0.00	1.00	-2.60 to -2.60
	2014	343	42.08 to 42.08	14,446	0.00 to 0.00	0.96	9.35 to 9.35

Mid Cap Index Trust Series NAV (*)	2018	1,815	33.16 to 33.16	60,187	0.00 to 0.00	1.18	-11.45 to -11.45
	2017	1,805	37.45 to 37.45	67,589	0.00 to 0.00	0.60	15.86 to 8.44

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Mid Cap Index Trust Series NAV (*)	2016		1,331	$32.32 to $32.32	$43,027	0.00 % to 0.00%	1.33%	20.17 % to 20.17%
	2015		1,180	26.89 to 26.89	31,748	0.00 to 0.00	1.10	-2.54 to -2.54
	2014		1,111	27.60 to 27.60	30,659	0.00 to 0.00	1.10	9.40 to 6.47

Mid Cap Stock Trust Series I (*)	2018		441	44.40 to 44.40	19,577	0.00 to 0.00	0.00	-1.56 to -1.56
	2017		476	45.10 to 45.10	21,464	0.00 to 0.00	0.00	28.54 to 28.54
	2016		522	35.09 to 35.09	18,317	0.00 to 0.00	0.00	0.59 to 0.59
	2015		578	34.88 to 34.88	20,174	0.00 to 0.00	0.00	3.00 to 3.00
	2014		644	33.87 to 33.87	21,808	0.00 to 0.00	0.10	8.02 to 8.02

Mid Cap Stock Trust Series NAV (*)	2018		356	96.79 to 96.79	34,453	0.00 to 0.00	0.00	-1.54 to -1.54
	2017		314	98.30 to 98.30	30,903	0.00 to 0.00	0.00	28.66 to 8.17
	2016		321	76.41 to 76.41	24,502	0.00 to 0.00	0.00	0.58 to 0.58
	2015		347	75.96 to 75.96	26,363	0.00 to 0.00	0.00	3.04 to 3.04
	2014		317	73.72 to 73.72	23,349	0.00 to 0.00	0.15	9.25 to 8.11

Mid Value Trust Series I (*)	2018		353	30.91 to 30.91	10,921	0.00 to 0.00	0.77	-10.84 to -10.84
	2017		389	34.67 to 34.67	13,495	0.00 to 0.00	0.97	11.43 to 11.43
	2016		453	31.12 to 31.12	14,082	0.00 to 0.00	1.14	24.02 to 24.02
	2015		482	25.09 to 25.09	12,092	0.00 to 0.00	1.11	-3.43 to -3.43
	2014		521	25.98 to 25.98	13,539	0.00 to 0.00	0.72	10.60 to 10.60

Mid Value Trust Series NAV (*)	2018		566	47.62 to 47.62	26,967	0.00 to 0.00	0.85	-10.68 to -10.68
	2017		542	53.32 to 53.32	28,889	0.00 to 0.00	1.06	11.46 to 8.00
	2016		560	47.84 to 47.84	26,795	0.00 to 0.00	1.29	24.09 to 24.09
	2015		479	38.55 to 38.55	18,472	0.00 to 0.00	1.18	-3.41 to -3.41
	2014		491	39.91 to 39.91	19,602	0.00 to 0.00	0.82	10.70 to 4.90

Money Market Trust Series I (*)	2018		1,184	25.21 to 25.21	29,833	0.00 to 0.00	1.54	1.54 to 1.54
	2017		1,046	24.83 to 24.83	25,942	0.00 to 0.00	0.58	0.59 to 0.59
	2016		1,421	24.69 to 24.69	35,040	0.00 to 0.00	0.07	0.08 to 0.08
	2015		1,474	24.66 to 24.66	36,327	0.00 to 0.00	0.00	0.00 to 0.00
	2014		1,384	24.66 to 24.66	34,120	0.00 to 0.00	0.00	0.00 to 0.00

Money-Market Trust Series NAV (*)	2018		10,003	10.23 to 10.23	102,375	0.00 to 0.00	1.59	1.60 to 1.60
	2017		9,104	10.07 to 10.07	91,727	0.00 to 0.00	0.63	0.61 to 0.42
	2016		11,007	10.00 to 10.00	110,182	0.00 to 0.00	0.16	0.05 to 0.05

PIMCO All Asset	2018		1,851	24.40 to 17.29	32,594	0.00 to 0.00	2.93	-5.59 to -5.59
	2017		1,614	25.85 to 18.31	30,167	0.00 to 0.00	4.49	13.19 to 6.12
	2016		1,370	22.84 to 16.18	22,914	0.00 to 0.00	2.31	12.59 to 12.59
	2015		1,439	20.28 to 14.37	21,371	0.00 to 0.00	3.01	-9.31 to -9.32
	2014		1,461	22.37 to 15.84	24,126	0.00 to 0.00	4.55	0.24 to -3.88

Real Estate Securities Trust Series I (*)	2018		119	187.00 to 187.00	22,169	0.00 to 0.00	1.65	-3.46 to -3.46
	2017		138	193.71 to 193.71	26,664	0.00 to 0.00	0.52	6.24 to 6.24
	2016		152	182.34 to 182.34	27,761	0.00 to 0.00	3.34	6.92 to 6.92
	2015		173	170.54 to 170.54	29,578	0.00 to 0.00	1.85	2.68 to 2.68
	2014		191	166.10 to 166.10	31,721	0.00 to 0.00	1.63	31.73 to 31.73

Real Estate Securities Trust Series NAV (*)	2018		282	156.74 to 156.74	44,153	0.00 to 0.00	1.64	-3.43 to -3.43
	2017		327	162.30 to 162.30	53,030	0.00 to 0.00	0.57	6.26 to 1.60
	2016		347	152.74 to 152.74	53,069	0.00 to 0.00	3.56	6.96 to 6.96
	2015		332	142.80 to 142.80	47,368	0.00 to 0.00	2.05	2.80 to 2.80
	2014		283	138.91 to 138.91	39,373	0.00 to 0.00	1.81	31.75 to 13.03

Science & Technology Trust Series I (*)	2018		390	54.98 to 54.98	21,429	0.00 to 0.00	0.00	-0.61 to -0.61
	2017		469	55.32 to 55.32	25,957	0.00 to 0.00	0.05	41.13 to 41.13
	2016		431	39.20 to 39.20	16,892	0.00 to 0.00	0.00	8.39 to 8.39
	2015		547	36.16 to 36.16	19,781	0.00 to 0.00	0.00	6.69 to 6.69
	2014		557	33.90 to 33.90	18,893	0.00 to 0.00	0.00	12.89 to 12.89

Science & Technology Trust Series NAV (*)	2018		728	43.66 to 43.66	31,798	0.00 to 0.00	0.00	-0.57 to -0.57
	2017		646	43.91 to 43.91	28,380	0.00 to 0.00	0.09	41.21 to 14.63
	2016		631	31.10 to 31.10	19,631	0.00 to 0.00	0.00	8.41 to 8.41
	2015		631	28.68 to 28.68	18,095	0.00 to 0.00	0.00	6.78 to 6.78
	2014		486	26.86 to 26.86	13,046	0.00 to 0.00	0.00	14.24 to 12.95

Select Bond Trust Series I (*)	2018	(e)	258	11.90 to 11.90	3,069	0.00 to 0.00	2.64	-0.43 to -0.43
	2017		301	11.95 to 11.95	3,592	0.00 to 0.00	2.82	3.67 to 3.67
	2016		331	11.52 to 11.52	3,815	0.00 to 0.00	3.73	3.06 to 3.06
	2015		73	11.18 to 11.18	818	0.00 to 0.00	3.03	0.24 to 0.24
	2014		98	11.16 to 11.16	1,098	0.00 to 0.00	2.77	5.53 to 5.53

Select Bond Trust Series NAV (*)	2018	(f)	2,018	11.94 to 11.94	24,089	0.00 to 0.00	2.92	-0.38 to -0.38
	2017		1,946	11.98 to 11.98	23,319	0.00 to 0.00	2.87	3.65 to 0.85
	2016		1,730	11.56 to 11.56	19,996	0.00 to 0.00	3.66	3.19 to 3.19
	2015		594	11.20 to 11.20	6,657	0.00 to 0.00	2.99	0.30 to 0.30

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Select Bond Trust Series NAV (*)	2014		664	$11.17 to $11.17	$7,416	0.00 % to 0.00%	2.80%	5.59 % to 2.50%

Short Term Government Income Trust Series I (*)	2018		487	10.90 to 10.90	5,315	0.00 to 0.00	1.98	0.84 to 0.84
	2017		577	10.81 to 10.81	6,242	0.00 to 0.00	1.41	0.57 to 0.57
	2016		541	10.75 to 10.75	5,814	0.00 to 0.00	1.69	0.57 to 0.57
	2015		576	10.69 to 10.69	6,161	0.00 to 0.00	1.78	0.65 to 0.65
	2014		592	10.62 to 10.62	6,284	0.00 to 0.00	1.82	1.15 to 1.15

Short Term Government Income Trust Series NAV (*)	2018		1,986	10.95 to 10.95	21,751	0.00 to 0.00	2.19	0.89 to 0.89
	2017		1,796	10.86 to 10.86	19,499	0.00 to 0.00	1.48	0.62 to -0.20
	2016		1,541	10.79 to 10.79	16,626	0.00 to 0.00	1.83	0.63 to 0.63
	2015		1,256	10.72 to 10.72	13,465	0.00 to 0.00	1.87	0.69 to 0.69
	2014		1,114	10.65 to 10.65	11,869	0.00 to 0.00	2.00	1.19 to 0.39

Small Cap Index Trust Series I (*)	2018		240	38.04 to 38.04	9,148	0.00 to 0.00	0.96	-11.42 to -11.42
	2017		257	42.95 to 42.95	11,035	0.00 to 0.00	0.45	14.39 to 14.39
	2016		256	37.55 to 37.55	9,614	0.00 to 0.00	1.15	20.98 to 20.98
	2015		267	31.04 to 31.04	8,282	0.00 to 0.00	1.00	-4.58 to -4.58
	2014		291	32.52 to 32.52	9,477	0.00 to 0.00	0.92	4.59 to 4.59

Small Cap Index Trust Series NAV (*)	2018		1,093	30.42 to 30.42	33,259	0.00 to 0.00	1.01	-11.31 to -11.31
	2017		1,034	34.30 to 34.30	35,452	0.00 to 0.00	0.51	14.43 to 8.89
	2016		956	29.98 to 29.98	28,653	0.00 to 0.00	1.27	21.02 to 21.02
	2015		849	24.77 to 24.77	21,017	0.00 to 0.00	1.13	-4.59 to -4.59
	2014		793	25.96 to 25.96	20,587	0.00 to 0.00	1.02	7.14 to 4.71

Small Cap Opportunities Trust Series I (*)	2018		600	42.79 to 42.79	25,669	0.00 to 0.00	0.42	-13.84 to -13.84
	2017		677	49.66 to 49.66	33,643	0.00 to 0.00	0.41	11.07 to 11.07
	2016		762	44.71 to 44.71	34,074	0.00 to 0.00	0.46	19.47 to 19.47
	2015		818	37.42 to 37.42	30,614	0.00 to 0.00	0.07	-5.17 to -5.17
	2014		903	39.46 to 39.46	35,643	0.00 to 0.00	0.05	2.39 to 2.39

Small Cap Opportunities Trust Series NAV (*)	2018		747	21.11 to 21.11	15,784	0.00 to 0.00	0.45	-13.81 to -13.81
	2017		806	24.50 to 24.50	19,736	0.00 to 0.00	0.46	11.18 to 8.65
	2016		797	22.03 to 22.03	17,570	0.00 to 0.00	0.53	19.51 to 19.51
	2015		769	18.44 to 18.44	14,181	0.00 to 0.00	0.12	-5.12 to -5.12
	2014		822	19.43 to 19.43	15,967	0.00 to 0.00	0.08	3.44 to 2.42

Small Cap Stock Trust Series I (*)	2018	(g)	64	30.90 to 30.90	1,990	0.00 to 0.00	0.00	-5.19 to -5.19
	2017		74	32.59 to 32.59	2,426	0.00 to 0.00	0.00	26.46 to 26.46
	2016		85	25.77 to 25.77	2,196	0.00 to 0.00	0.00	2.29 to 2.29
	2015		103	25.19 to 25.19	2,583	0.00 to 0.00	0.00	-8.85 to -8.85
	2014		94	27.64 to 27.64	2,586	0.00 to 0.00	0.00	7.57 to 7.57

Small Cap Stock Trust Series NAV (*)	2018	(h)	565	36.72 to 36.72	20,749	0.00 to 0.00	0.00	-5.22 to -5.22
	2017		600	38.74 to 38.74	23,254	0.00 to 0.00	0.00	26.70 to 10.81
	2016		565	30.58 to 30.58	17,276	0.00 to 0.00	0.00	2.27 to 2.27
	2015		558	29.90 to 29.90	16,691	0.00 to 0.00	0.00	-8.78 to -8.78
	2014		510	32.78 to 32.78	16,723	0.00 to 0.00	0.00	11.05 to 7.60

Small Cap Value Trust Series I (*)	2018		104	27.01 to 27.01	2,814	0.00 to 0.00	0.67	-12.50 to -12.50
	2017		123	30.87 to 30.87	3,783	0.00 to 0.00	0.84	3.73 to 3.73
	2016		177	29.76 to 29.76	5,266	0.00 to 0.00	0.68	22.67 to 22.67
	2015		145	24.26 to 24.26	3,510	0.00 to 0.00	0.42	-1.36 to -1.36
	2014		124	24.60 to 24.60	3,054	0.00 to 0.00	0.64	7.18 to 7.18

Small Cap Value Trust Series NAV (*)	2018		402	76.12 to 76.12	30,610	0.00 to 0.00	0.74	-12.45 to -12.45
	2017		414	86.94 to 86.94	36,029	0.00 to 0.00	1.03	6.06 to 3.79
	2016		406	83.77 to 83.77	34,010	0.00 to 0.00	0.79	22.68 to 22.68
	2015		380	68.28 to 68.28	25,930	0.00 to 0.00	0.54	-1.31 to -1.31
	2014		341	69.19 to 69.19	23,607	0.00 to 0.00	0.72	7.99 to 7.25

Small Company Value Trust Series I (*)	2018		277	41.56 to 41.56	11,494	0.00 to 0.00	0.37	-12.94 to -12.94
	2017		302	47.74 to 47.74	14,425	0.00 to 0.00	0.22	11.49 to 11.49
	2016		381	42.82 to 42.82	16,325	0.00 to 0.00	0.82	32.31 to 32.31
	2015		364	32.36 to 32.36	11,775	0.00 to 0.00	1.30	-5.60 to -5.60
	2014		401	34.28 to 34.28	13,756	0.00 to 0.00	0.03	0.11 to 0.11

Small Company Value Trust Series NAV (*)	2018		915	27.71 to 27.71	25,361	0.00 to 0.00	0.41	-12.93 to -12.93
	2017		858	31.83 to 31.83	27,311	0.00 to 0.00	0.25	11.58 to 9.05
	2016		844	28.53 to 28.53	24,090	0.00 to 0.00	0.87	32.33 to 32.33
	2015		812	21.56 to 21.56	17,510	0.00 to 0.00	1.46	-5.51 to -5.51
	2014		770	22.81 to 22.81	17,573	0.00 to 0.00	0.06	0.30 to 0.14

Strategic Income Opportunities Trust Series I (*)	2018		278	27.56 to 27.56	7,670	0.00 to 0.00	3.70	-5.03 to -5.03
	2017		316	29.02 to 29.02	9,154	0.00 to 0.00	3.20	5.59 to 5.59
	2016		307	27.48 to 27.48	8,445	0.00 to 0.00	2.36	5.12 to 5.12
	2015		328	26.14 to 26.14	8,578	0.00 to 0.00	2.42	1.22 to 1.22

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Strategic Income Opportunities Trust Series I (*)	2014	354	$25.83 to $25.83	$9,149	0.00 % to 0.00%	4.28%	5.06 % to 5.06%

Strategic Income Opportunities Trust Series NAV (*)	2018	1,610	20.48 to 20.48	32,957	0.00 to 0.00	4.07	-5.00 to -5.00
	2017	1,486	21.56 to 21.56	32,035	0.00 to 0.00	3.34	5.66 to 2.07
	2016	1,317	20.40 to 20.40	26,859	0.00 to 0.00	2.48	5.19 to 5.19
	2015	1,331	19.39 to 19.39	25,816	0.00 to 0.00	2.68	1.27 to 1.27
	2014	1,258	19.15 to 19.15	24,083	0.00 to 0.00	4.69	5.13 to 1.57

Total Bond Market Series Trust NAV (*)	2018	1,072	25.02 to 25.02	26,819	0.00 to 0.00	2.82	-0.24 to -0.24
	2017	972	25.08 to 25.08	24,385	0.00 to 0.00	3.06	3.34 to 0.84
	2016	804	24.27 to 24.27	19,505	0.00 to 0.00	2.76	2.45 to 2.45
	2015	724	23.69 to 23.69	17,167	0.00 to 0.00	2.88	0.30 to 0.30
	2014	681	23.62 to 23.62	16,086	0.00 to 0.00	3.42	6.06 to 2.90

Total Stock Market Index Trust Series I (*)	2018	461	30.40 to 30.40	14,004	0.00 to 0.00	1.15	-5.70 to -5.70
	2017	503	32.24 to 32.24	16,221	0.00 to 0.00	1.59	20.59 to 20.59
	2016	250	26.73 to 26.73	6,683	0.00 to 0.00	1.49	12.38 to 12.38
	2015	235	23.79 to 23.79	5,594	0.00 to 0.00	1.30	-0.64 to -0.64
	2014	255	23.94 to 23.94	6,104	0.00 to 0.00	1.12	11.47 to 11.47

Total Stock Market Index Trust Series NAV (*)	2018	570	101.44 to 101.44	57,849	0.00 to 0.00	1.25	-5.66 to -5.66
	2017	570	107.52 to 107.52	61,254	0.00 to 0.00	1.49	20.65 to 9.95
	2016	436	89.11 to 89.11	38,852	0.00 to 0.00	1.55	12.38 to 12.38
	2015	387	79.30 to 79.30	30,669	0.00 to 0.00	1.49	-0.53 to -0.53
	2014	306	79.72 to 79.72	24,387	0.00 to 0.00	1.29	11.46 to 8.79

Ultra Short Term Bond Trust Series I (*)	2018	127	10.31 to 10.31	1,312	0.00 to 0.00	1.49	1.40 to 1.40
	2017	177	10.17 to 10.17	1,798	0.00 to 0.00	1.60	0.66 to 0.66
	2016	121	10.10 to 10.10	1,217	0.00 to 0.00	1.83	0.52 to 0.52
	2015	84	10.05 to 10.05	848	0.00 to 0.00	1.36	-0.04 to -0.04
	2014	62	10.05 to 10.05	620	0.00 to 0.00	1.61	-0.02 to -0.02

Ultra Short Term Bond Trust Series NAV (*)	2018	649	10.36 to 10.36	6,727	0.00 to 0.00	1.94	1.53 to 1.53
	2017	510	10.20 to 10.20	5,199	0.00 to 0.00	1.72	0.62 to 0.27
	2016	386	10.14 to 10.14	3,917	0.00 to 0.00	1.57	0.67 to 0.67
	2015	421	10.07 to 10.07	4,238	0.00 to 0.00	1.39	0.01 to 0.01
	2014	338	10.07 to 10.07	3,409	0.00 to 0.00	1.61	0.03 to -0.14

Utilities Trust Series I (*)	2018	89	41.01 to 41.01	3,646	0.00 to 0.00	3.30	0.88 to 0.88
	2017	98	40.65 to 40.65	3,968	0.00 to 0.00	2.24	14.75 to 14.75
	2016	99	35.43 to 35.43	3,492	0.00 to 0.00	5.01	11.35 to 11.35
	2015	114	31.82 to 31.82	3,616	0.00 to 0.00	2.98	-14.76 to -14.76
	2014	131	37.33 to 37.33	4,884	0.00 to 0.00	2.76	12.59 to 12.59

Utilities Trust Series NAV (*)	2018	485	32.88 to 32.88	15,957	0.00 to 0.00	3.33	0.93 to 0.93
	2017	526	32.57 to 32.57	17,122	0.00 to 0.00	2.46	14.82 to 3.40
	2016	542	28.37 to 28.37	15,390	0.00 to 0.00	4.82	11.43 to 11.43
	2015	525	25.46 to 25.46	13,376	0.00 to 0.00	3.21	-14.79 to -14.79
	2014	504	29.88 to 29.88	15,058	0.00 to 0.00	3.22	12.72 to 2.31

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

(*)	Sub-account that invests in affiliated Trust.

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

(f)	Renamed on April 30, 2018. Previously known as Bond Trust Series NAV.

(g)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.

(h)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

(i)	Sub-account available in prior year but no activity.

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

73

Prospectus dated April 29, 2019
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
EPVUL
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
Utilities
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
EPVUL 2019

2

This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, or the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for JHUSA and Separate Account A. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
SUMMARY OF BENEFITS AND RISKS
Benefits
Some of the benefits of purchasing the policy are described below.
Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrenders and partial withdrawals. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.” Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.
Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.
Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.
Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.
Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy
3

loans are taken, unless the policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.
Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10-15 years (depending upon the age of the Life Insured) from the purchase of the policy or an increase in Face Amount. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.
Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
4

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.
Transaction fees
Charge	When charge is Deducted	Amount deducted
Maximum Sales Charge Imposed on Premium (Load)	Upon receipt of premium	7.5% of each premium paid during the first 10 Policy Years*
8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**
3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***
Maximum Surrender Charge(Load)	Upon withdrawal, surrender or Policy lapse	The maximum Surrender Charge per $1000 of Face Amount is $44.17**** A Surrender Charge is assessed during the first 10-15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the Policy.
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon Transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon Transfer	Guaranteed $15.00
Current $0.00

* 5% thereafter.
** 5.5% thereafter.
*** 2.25% thereafter
**** If the Policy is issued with a Cash Value Enhancement Rider, the Surrender Charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the Policy is issued with a Cash Value Enhancement Plus Rider, there is no Surrender Charge.
The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.
5

Charges other than those of the portfolios
Charge	When charge is Deducted	Amount deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.01 per $1,000 of the net amount at risk
Asset Based Risk Charge (Contracts with No Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03% monthly (0.30% annually)
		Current	0%
Asset Based Risk Charge (Contracts with Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03% monthly (0.30% annually)
		Current	0%
Asset Based Risk Charge (Contracts with Cash Value Enhancement Plus Rider)	Monthly	Guaranteed First 15 Policy Years	0.11% monthly (1.30% annually)
		Guaranteed Policy Years 16 and After	0.05% monthly (0.55% annually)
		Current First 15 Policy Years	0.08% monthly (1.0% annually)
		Current Policy Years 16 and After	0.02% monthly (0.25% annually)
Face Amount Charge Death Benefit Option 1	Monthly	Maximum	$1.18 per $1000 of Face Amount
		Minimum	$0.08 per $1000 of Face Amount
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Face Amount Charge Death Benefit Option 2	Monthly	Maximum	$0.83 per $1000 of Face Amount
		Minimum	$0.04 per $1000 of Face Amount
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Administration Charge	Monthly		$40 per Policy Month**
Optional Term Rider*	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.08 per $1,000 of the net amount at risk
Optional Return of Premium Death Benefit Rider	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.012 per $1,000 of the net amount at risk
Loan Interest Rate (Net)	Annually	1.25%***
6

* The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.
** First 5 policy years. $20 per Policy Month thereafter.
*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.47%	1.87%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.85%, respectively.
7

Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios have the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
8

Portfolio	Subadviser	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
9

Portfolio	Subadviser	Investment Objective
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
POLICY SUMMARY
General
We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy’s provisions may vary in some states and the terms of your Policy and any endorsement or rider supersede the disclosure in this prospectus.
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Death Benefits
There are two death benefit options. Under Option 1, the death benefit is the Face Amount of the Policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under “Death Benefits - Minimum Death Benefit.” You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.
Optional Term Rider
The Policy may be issued with an optional term insurance rider (the “Term Rider”)which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the No-Lapse Guarantee after the second Policy Year and terminates at the life insured’s Attained Age 100.
Cash Value Enhancement Riders
The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce Surrender Charges in connection with decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the Policy.
Return of Premium Rider
The Policy may be issued with an optional Return of Premium rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:
The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium rider is not protected by the No-Lapse Guarantee after the second Policy Year.
Premiums
You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments—Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account accounts, subject to the limitations described below.
Policy Value
The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.
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Policy Loans
You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured’s death or upon surrender.
Surrender and Partial Withdrawals
You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.
You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.
Lapse and Reinstatement
Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.
The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.
A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Reinstatement.”
Charges and Deductions
We assess certain charges and deductions in connection with the Policy. These include:
•	charges deducted from premiums paid,
•	monthly deductions for administration, asset-based risk, cost of insurance, and face amount charges,
•	charges assessed on surrender or lapse, and
•	if applicable, a charge for any supplementary benefits added to the Policy.
The charges are summarized in the Fee Tables. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, face amount, and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.
In addition, there are charges deducted from each Portfolio. For more information, please refer to the prospectus for the underlying portfolio.
The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced upon the surrender or lapse of a Policy. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the Fee Tables.
Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described in the Table of Investment Options and Investment Subadvisers.
The Portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.
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Allocating net premiums only to one or a small number of the investment options should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account. Our executive office is located at 200 Berkeley St., Boston, MA 02116.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The variable investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
ISSUING A POLICY
Requirements
To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company’s satisfaction.
Policies may be issued on a basis which does not take into account the insured’s sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.
Each Policy has a Policy Date, an Effective Date and an Issue Date (See “Definitions” in Appendix A).
The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.
If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:
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•	the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and
•	the Issue Date will be the date the Company issues the Policy.
The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.
Minimum Initial Face Amount. We will generally issue a Policy only if it has a Face Amount of at least $500,000.
Backdating a Policy. Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.
As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.
Temporary Insurance Agreement
In accordance with the Company’s underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company’s usual and customary underwriting standards for the coverage applied for.
The acceptance of an application is subject to the Company’s underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.
Right to Examine the Policy
You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the John Hancock USA agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:
(1)  the amount of all premiums paid, less any partial withdrawals made and policy loans taken, or
(2)  the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios, minus any partial withdrawals made and policy loans taken.
Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.
If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, you will receive a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.
We reserve the right to delay the refund of any premium paid by check until the check has cleared.
(Applicable to Residents of California Only)
Residents in California age 60 and greater may return the Policy for a refund at any time within 30 days after receiving it. The Policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. If you cancel the Policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid minus any partial withdrawals made and any policy loans taken. If your
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premiums were allocated to one or more of the Separate Account investment options (other than the Money Market portfolio), we will refund you the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios; minus any partial withdrawals made and policy loans taken.
Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or (c) in one or more of the Separate Account investment options, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market investment option.
Life Insurance Qualification
A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.
Cash Value Accumulation Test. Under the Cash Value Accumulation Test (“CVAT”), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.
Guideline Premium Test. Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:
•	the Guideline Single Premium, or
•	the sum of the Guideline Level Premiums to such date.
If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.
The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See “Death Benefits—Minimum Death Benefit.”
The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit.
Changes to the Policy may affect the maximum amount of premiums, such as:
•	a change in the Policy’s Face Amount.
•	a change in the death benefit option.
•	partial withdrawals.
•	addition or deletion of Supplementary Benefits.
Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.
DEATH BENEFITS
If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general
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account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.
If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we may pay only the Net Cash Surrender Value.
Death Benefit Options
There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.
Death Benefit Option 1. Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.
Death Benefit Option 2. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.
If any partial withdrawals are made, the death benefit, whether it is Option 1 and 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1. See “Policy Surrender and Partial Withdrawals—Reduction in Face Amount due to a Partial Withdrawal.”
If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.
Minimum Death Benefit
The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See “Issuing a Policy—Life Insurance Qualification.”
If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.
Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
For ages not shown, the applicable percentage can be found by adjusting the above applicable percentages proportionately.
If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above plus the benefit payable under any Supplementary Term Insurance on the life insured will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.
Changing the Death Benefit Option
You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the
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next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $500,000.
A change in the death benefit option will result in a change in the Policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:
Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.
Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.
No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.
Changing the Face Amount
Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.
Increase in Face Amount. You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.
New Surrender Charges for an Increase. An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The Surrender Charge associated with premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a Right to Examine with respect to any increase resulting in new Surrender Charges.
An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.
Increase with Prior Decreases. If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.
Changing Both the Face Amount and the Death Benefit Option. If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.
Decrease in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $500,000. For information on Surrender Charges on a decrease in Face Amount, see “Charges and Deductions—Surrender Charges.”
Factors that Affect the Death Benefit. In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.
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PREMIUM PAYMENTS
Initial Premiums
No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.
The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.
On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.
Subsequent Premiums
After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured’s Attained Age 100, subject to the limitations on premium amount described below.
A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.
The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.
Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, in states where permitted, the Policy does have a No-Lapse Guarantee which would prevent the Policy from lapsing during the guarantee period.
All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.
Maximum Premium Limitation
If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.
If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.
Premium Allocation
Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals 100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.
Investment Credit. After the tenth policy anniversary, we may credit your Policy annually on the Policy Anniversary Date with an amount equal to the percentage credit listed below multiplied by the value in your Investment Accounts on this
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date, provided the values in your Investment Accounts are not subject to an existing loan. The investment credit percentages are 0.075% for policy anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Accounts according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.
CHARGES AND DEDUCTIONS
The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a decrease in Face Amount, a partial withdrawal or lapse of a Policy. These charges are discussed below.
The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under “Other Provisions of the Policy—Cash Value Enhancement Riders.”
Premium Charges
During the first 10 Policy Years, John Hancock USA deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to the Company and is designed to cover a portion of the Company’s acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.
Surrender Charges
The Company will deduct a Surrender Charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:
•	the Policy is surrendered for its Net Cash Surrender Value,
•	a partial withdrawal is made,
•	the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption,
•	the Policy lapses.
Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.
The Surrender Charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.
The Surrender Charge period varies based on the age of the Insured on the date of issuance of the Policy or the date of any Face Amount increase (as applicable) as follows:
Age	Surrender Charge Period
0-50	15 Years
51	14 Years
52	13 Years
53	12 Years
54	11 Years
55+	10 Years
The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:
(i)  The Rate per $1000 of initial Face Amount (or Face Amount increase);
(ii)  is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the
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Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and
(iii)  is the initial Face Amount (or the Face Amount increase) divided by 1000.
The Rate per $1000 of initial Face Amount is based on the life insured’s Age and the death benefit option in effect at issuance of the Policy. The Rate per $1000 of Face Amount increase is based on the life insured’s Attained Age and the death benefit option in effect at the time of an increase. The Rates per $1000 are set forth in the following table.
Table of Guaranteed Surrender Charge Rates Per $1000 of Face Amount or Face Amount Increase
Age at Issuance or Attained Age at Increase	Death Benefit Option 1	Death Benefit Option 2
25 or less	$7.54	$6.50
26 – 35	$6.61	$5.78
36 – 45	$6.09	$4.85
46 – 55	$4.13	$4.65
56 – 65	$2.99	$1.96
66+	$2.48	$1.96
The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.
Grading Percentages During The Surrender Charge Period (Applicable to the Initial Face Amount and Subsequent Increases) The Grading Percentages Will Not Exceed The Following:
	AGE AND GRADING PERCENTAGE**
SURRENDER CHARGE PERIOD*	0-50	51	52	53	54	55+
1	100%	100%	100%	100%	100%	100%
2	93%	93%	92%	92%	91%	90%
3	87%	86%	85%	83%	82%	80%
4	80%	79%	77%	75%	73%	70%
5	73%	71%	69%	67%	64%	60%
6	67%	64%	62%	58%	55%	50%
7	60%	57%	54%	50%	45%	40%
8	53%	50%	46%	42%	36%	30%
9	47%	43%	38%	33%	27%	20%
10	40%	36%	31%	25%	18%	10%
11	33%	29%	23%	17%	9%	0%
12	27%	21%	15%	8%	0%
13	20%	14%	8%	0%
14	13%	7%	0%
15	7%	0%
16	0%

* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.
** Age for the Initial Face amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the attained age at the time of the increase.
Illustration of Surrender Charge Calculation.
Assumptions.
•	45 year old
•	Death Benefit Option 1
•	$20,000 in premiums have been paid on the Policy in the first Policy Year
•	Surrender Charge Premium Limit for the Policy is $16.06 per thousand of Face Amount
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•	Face Amount of the Policy at issue is $500,000 and no increases have occurred
•	Policy is surrendered during the first month of the first policy year.
Surrender Charge. The Surrender Charge to be assessed would be $12,680 determined as follows:
•	First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.
$6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.
•	Next, this figure is multiplied by the initial Face Amount divided by 1000.
$25.36 x [500,000/1000 or 500] = $12,680.
•	Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).
$12,680 x 100% = $12,680.
Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.
Surrender Charges on a Partial Withdrawal. A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:
(a) is the amount of the partial Net Cash Surrender Value withdrawal;
(b) is the Net Cash Surrender Value prior to the withdrawal; and
(c) is the current total Surrender Charge prior to the withdrawal.
The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.
Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy’s remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.
Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.
The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once Cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the Exemption amount. This amount is set at issuance of the Policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the Policy or a partial withdrawal of Net Cash Surrender Value.
Monthly Deductions
On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan
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interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:
•	an administration charge;
•	a Face Amount charge;
•	an asset-based risk charge; and
•	a cost of insurance charge.
If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.
All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.
Administration Charge. The administration charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.
Face Amount Charge. There is a monthly per $1000 Face Amount charge that is paid to the Company. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.
Age*/Attained Age*	Death Benefit Option 1 First Ten Policy Years	Death Benefit Option 2 First Ten Policy Years
25 or less	$0.08	$0.04
35	$0.11	$0.06
45	$0.22	$0.10
55	$0.31	$0.17
65	$0.60	$0.39
75	$0.89	$0.61
85+	$1.18	$0.83

* For ages not shown, the applicable monthly charge can be found by adjusting the above charges proportionately.
Asset-Based Risk Charge. A charge is assessed against the Investment Accounts monthly at an annual rate of 0%. This rate is guaranteed not to exceed 0.30%. This charge is paid to the Company to compensate it for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.
Cost of Insurance Charge. The monthly cost of insurance charge is paid to the Company and is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.
Death Benefit Option 1. The net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:
(a)  is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and
(b)  is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.
Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.
Since the net amount of risk for Death Benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
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The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured’s Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.
The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.
The cost of insurance rates reflect the Company’s expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of persons including the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.
Charges for Transfers
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.
Reduction in Charges
The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy’s charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
SPECIAL PROVISIONS FOR EXCHANGES
The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.
COMPANY TAX CONSIDERATIONS
At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.
POLICY VALUE
Determination of the Policy Value
A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
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The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.”
Investment Accounts. An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.
Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA. For a detailed description of the Fixed Account, see “The General Account—Fixed Account.”
Loan Account. Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is lower than the amount charged on the outstanding Policy Debt. For a detailed description of the Loan Account, see “Policy Loans—Loan Account”.
Units and Unit Values
Crediting and Canceling Units. Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.
A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.
Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.
Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:
(a)  is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)  is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without
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immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
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We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers Involving Fixed Account.
While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.
We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.
Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.
POLICY LOANS
While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See “Tax Treatment of Policy Benefits—Interest on Policy Loans After Year 10” and “Tax Treatment of Policy Benefits—Policy Loan Interest.”
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Effect of Policy Loans
A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a Policy loan may result in a Policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.
Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.
For a Policy that is not a Modified Endowment Contract (“MEC”), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.
Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured’s Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.
Loan Account
When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
Interest Credited to the Loan Account. Interest is currently credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%.
Loan Account Adjustments. On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.
Loan Repayments. You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.
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Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
You may surrender a Policy for its Net Cash Surrender Value at any time while a life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.
Partial Withdrawals
You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see “Charges and Deductions—Surrender Charges.”
Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $500,000.
Reduction in Face Amount due to a Partial Withdrawal. If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under “Death Benefit—Minimum Death Benefit,” the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.
If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.
When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.
LAPSE AND REINSTATEMENT
Lapse
Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under “Tax Considerations—Tax Treatment of Policy Benefits—Surrender or Lapse.” The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.
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No-Lapse Guarantee
In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy’s Net Cash Surrender Value to fall to zero or below during such period.
The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.
The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.
The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.
While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
•	the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or
•	the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.
If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.
No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.
Death During Grace Period. If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	Evidence of the life insured’s insurability, satisfactory to the Company, is provided to the Company; and
•	A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner’s request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.
THE GENERAL ACCOUNT
The general account of John Hancock USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account.
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By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Fixed Account
A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the net premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest in the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.
OTHER PROVISIONS OF THE POLICY
Cash Value Enhancement Riders
The Policy may be issued with one of two optional Cash Value Enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.
Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:
Cash Value Enhancement Factors (Applicable to Initial Face Amount and Subsequent Increases)
Policy Year	Cash Value Enhancement Rider	Cash Value Enhancement Plus Rider
1	90	100
2	80	100
3	60	100
4	40	100
5	20	100
6+	0	100
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Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.
Comparative Monthly Charges with Addition of Cash Value Enhancement Riders
Charges	The Policy
Premium Charge	7.5% for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge	0% (guaranteed not to exceed 0.03%)
The Policy with Cash Value Enhancement Rider
Premium Charge	8.5% for first 10 Policy Years and 5.5% thereafter
Asset-Based Risk Charge	0% (guaranteed not to exceed 0.03%)
The Policy with Cash Value Enhancement Plus Rider
Premium Charge	3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge	0.08% for the first 15 Policy Years (guaranteed not to exceed 0.11%) and 0.02% thereafter (guaranteed not to exceed 0.05%)
Return of Premium Death Benefit Rider
The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:
The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).
Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:
•	the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;
•	the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or
•	the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.
Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Death Benefit Rider coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata Surrender Charges.
Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is inforce, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions—Surrender Charges.” In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Death Benefit Rider.
No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.
Policyowner Rights
Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured’s death:
•	Vary the premiums paid under the Policy.
•	Change the death benefit option.
•	Change the premium allocation for future premiums.
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•	Take loans and/or partial withdrawals.
•	Surrender the contract.
•	Transfer ownership to a new owner.
•	Name a contingent owner that will automatically become owner if the policyowner dies before the insured.
•	Change or revoke a contingent owner.
•	Change or revoke a beneficiary.
Assignment of Rights. John Hancock USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.
Beneficiary
One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner’s estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.
Validity
The Company will not contest the validity of a Policy after it has been in force during any life insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.
Misstatement of Age or Sex
If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
Suicide Exclusion
If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.
If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.
The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.
Supplementary Benefits
Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.
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Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
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Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on
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this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the
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recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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OTHER INFORMATION
Payment of Proceeds
As long as the Policy is in force, John Hancock USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit on all amounts in a John Hancock retained asset account. Please contact our Service Office for more information.
The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
Reports to Policyowners
Within 30 days after each Policy Anniversary, John Hancock USA will send the policyowner a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
•	the premiums paid and other Policy transactions made during the period since the last report; and
•	any other information required by law.
Each policyowner will also be sent an annual and a semi-annual report for the Trust, which will include a list of the securities held in each Portfolio as required by the 1940 Act.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
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Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 5% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-10. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock USA
John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.
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Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the policy value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA disregards voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.
Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.
John Hancock USA reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.
All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.
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State Regulation
John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.
John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.
Optional Term Rider
The Policy may be issued with an optional term insurance rider (the “Term Rider”). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the no lapse guarantee after the second Policy Year and terminates at age 100.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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APPENDIX A: DEFINITIONS
Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard Risk Classification.
Attained Age: is the Age at issue plus the number of whole years that have elapsed since the Policy Date.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.
Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.
Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.
Effective Date: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.
Fixed Account: is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.
Investment Account: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.
Issue Date: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.
Life Insured: is the person whose life is insured under this Policy.
Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.
Loan Interest Credited Differential: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.
Maximum Loanable Amount: is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.
Minimum Death Benefit: is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.
Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.
No-Lapse Guarantee: is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.
No-Lapse Guarantee Period: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured’s age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.
No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:
•	the Face Amount of insurance changes.
•	a Supplementary Benefit is added, changed or terminated.
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•	the Risk Classification of the life insured changes.
•	a temporary Additional Rating is added (due to a face amount increase), or terminated.
•	the death benefit option changes.
No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.
No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.
Policy Date: is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.
Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:
(a)   is the total amount of loans borrowed as of such date;
(b)   is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;
(c)   is any interest charges accrued from the last Policy Anniversary to the current date; and
(d)   is the total amount of loan repayments as of such date.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.
Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.
Surrender Charge Premium Limit: is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.
Written Request: is the policyowner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.
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In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834—1933 Act File No. 333-85284

Statement of Additional Information
dated April 29, 2019
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2018, 2017, and 2016, was $95,309,756, $94,706,904, and $100,416,732, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
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AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2018, 2017 and 2016

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2018, 2017 and 2016

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

F-1

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 3, 2019

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2018	2017

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$44,556	$47,970
Stocks:
Preferred stocks	14	11
Common stocks	918	1,354
Investments in affiliates	2,913	2,560
Mortgage loans on real estate	12,085	11,900
Real estate:
Company occupied	162	286
Investment properties	3,851	5,436
Cash, cash equivalents and short-term investments	2,988	4,131
Policy loans	2,788	2,726
Derivatives	8,511	9,637
Receivable for securities	1	16
Other invested assets	9,728	9,269

Total cash and invested assets	88,515	95,296
Investment income due and accrued	583	705
Premiums due	65	65
Amounts recoverable from reinsurers	232	163
Net deferred tax asset	-	13
Funds held by or deposited with reinsured companies	3,188	3,321
Other reinsurance receivable	575	181
Amounts due from affiliates	244	477
Other assets	2,423	1,435
Assets held in separate accounts	124,131	141,167

Total admitted assets	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS – (CONTINUED)

	December 31,
	2018	2017

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$64,047	$69,132
Policyholders’ and beneficiaries funds	2,395	2,683
Consumer notes	154	197
Dividends payable to policyholders	393	408
Policy benefits in process of payment	445	450
Other amount payable on reinsurance	845	534
Other policy obligations	46	46

Total policy and contract obligations	68,325	73,450
Payable to parent and affiliates	1,309	1,645
Transfers to (from) separate account, net	(311)	(365)
Asset valuation reserve	1,981	2,106
Reinsurance in unauthorized companies	1	4
Funds withheld from unauthorized reinsurers	336	66
Interest maintenance reserve	1,373	2,038
Current federal income taxes payable	-	104
Net deferred tax liability	77	-
Derivatives	3,719	4,129
Payables for collateral on derivatives	1,559	1,973
Payables for securities	29	177
Funds held under coinsurance	7,376	7,239
Other general account obligations	1,181	981
Obligations related to separate accounts	124,131	141,167

Total liabilities	211,086	234,714

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2018 and 2017)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2018 and 2017, respectively)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,061	4,300

Total capital and surplus	8,870	8,109

Total liabilities and capital and surplus	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums, net	$5,816	$18,286	$13,227
Consideration for supplementary contracts with life contingencies	132	176	201
Net investment income	4,665	4,426	4,308
Amortization of interest maintenance reserve	179	195	191
Commissions and expense allowance on reinsurance ceded	468	1,963	629
Reserve adjustment on reinsurance ceded	(7,820)	(12,621)	(7,297)
Separate account administrative and contract fees	1,786	1,772	1,697
Other revenue	193	347	434

Total premiums and other revenues	5,419	14,544	13,390
Benefits paid or provided:
Death, surrender and other contract benefits, net	12,322	12,693	10,220
Annuity benefits	1,735	1,788	1,622
Disability and long-term care benefits	801	738	664
Interest and adjustments on policy or deposit-type funds	(52)	(318)	94
Payments on supplementary contracts with life contingencies	203	199	191
Increase (decrease) in life and long-term care reserves	(5,078)	1,979	1,784

Total benefits paid or provided	9,931	17,079	14,575
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,078	1,091	1,049
General expenses	1,186	1,039	943
Insurance taxes, licenses and fees	167	138	171
Net transfers to (from) separate accounts	(7,616)	(8,706)	(5,581)
Investment income ceded	1,052	878	1,240
Other deductions	(459)	153	21

Total insurance expenses and other deductions	(4,592)	(5,407)	(2,157)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	80	2,872	972
Dividends to policyholders	111	124	131

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(31)	2,748	841
Federal income tax expense (benefit)	(725)	446	(121)

Income (loss) from operations before net realized capital gains (losses)	694	2,302	962
Net realized capital gains (losses)	340	(403)	(933)

Net income (loss)	$1,034	$1,899	$29

The accompanying notes are an integral part of these statutory-basis financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2016	$5	$3,196	$990	$1,253	$5,444
Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	5	3,196	585	2,368	6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)

Balances at December 31, 2017	5	3,219	585	4,300	8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13

Balances at December 31, 2018	$5	$3,219	$585	$5,061	$8,870

The accompanying notes are an integral part of these statutory-basis financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$13,901	$18,819	$13,411
Net investment income received	4,828	4,603	4,415
Separate account fees	1,786	1,772	1,697
Commissions and expenses allowance on reinsurance ceded	468	1,963	629
Miscellaneous income	668	374	595
Benefits and losses paid	(22,601)	(28,091)	(21,060)
Net transfers from (to) separate accounts	7,670	8,763	5,699
Commissions and expenses (paid) recovered	(3,763)	(3,040)	(2,873)
Dividends paid to policyholders	(126)	(138)	(137)
Federal and foreign income and capital gain taxes (paid) recovered	(617)	(846)	200

Net cash provided by (used in) operating activities	2,214	4,179	2,576

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	22,532	19,287	20,934
Stocks	566	317	239
Mortgage loans on real estate	880	885	1,283
Real estate	2,507	986	1,295
Other invested assets	2,066	624	485
Net gains (losses) on cash, cash equivalents and short term investments	(4)	4	(2)

Total investment proceeds	28,547	22,103	24,234
Cost of investments acquired:
Bonds	25,992	21,195	21,880
Stocks	114	459	652
Mortgage loans on real estate	1,975	1,179	2,440
Real estate	213	415	446
Other invested assets	2,530	1,680	1,429
Derivatives	12	46	1,420

Total cost of investments acquired	30,836	24,974	28,267
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(547)	217	266
Net (increase) decrease in policy loans	(62)	(4)	932

Net cash provided by (used in) investment activities	(2,898)	(2,658)	(2,835)

Financing and miscellaneous activities
Surplus notes	-	-	(405)
Borrowed funds	(42)	(164)	(64)
Net deposits (withdrawals) on deposit-type contracts	(288)	(34)	93
Dividend paid to Parent	(600)	(900)	-
Other cash provided (applied)	471	(171)	(14)

Net cash provided by (used in) financing and miscellaneous activities	(459)	(1,269)	(390)
Net increase (decrease) in cash, cash equivalents and short-term investments	(1,143)	252	(649)
Cash, cash equivalents and short-term investments at beginning of year	4,131	3,879	4,528

Cash, cash equivalents and short-term investments at end of year	$2,988	$4,131	$3,879

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$7,873	$33	$650
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(7,873)	16	(650)
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	(49)	-

The accompanying notes are an integral part of these statutory-basis financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. Effective December 2, 2016, the Company discontinued new sales of its individual long-term care product. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2018, 2017 and 2016, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2018 and 2017, the Company held reserves of $1,212 million and $1,281 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principles-based reserving method use assumptions as outlined in the Company’s PBR Actuarial Report.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2018 and 2017. Reserves at December 31, 2018 and 2017 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 16% and 14% of the Company’s aggregate reserve for life contracts at December 31, 2018 and 2017, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2018 and 2017, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

John Hancock Subsidiaries, LLC (“JHS”) is a wholly-owned subsidiary of the Company. During 2017, the Company reclassified its investment in JHS of $1.3 billion from Stocks - Investments in affiliates to Other invested assets. This reclassification was the result of a change in accounting principle and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Adoption of New Accounting Standards

Effective January 1, 2018, the NAIC made substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

margin payment to be collateral or a legal settlement. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2015, the NAIC adopted revisions to SSAP No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and will finish implementation prior to January 1, 2020. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86, Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by FASB. The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions are effective beginning January 1, 2019 and early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2018, 2017 and 2016.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817

Total bonds	$44,556	$2,472	$(979)	$46,049

December 31, 2017:
U.S. government and agencies	$5,382	$153	$(78)	$5,457
States and political subdivisions	2,713	548	(3)	3,258
Foreign governments	2,467	87	(17)	2,537
Corporate bonds	31,028	3,455	(77)	34,406
Mortgage-backed and asset-backed securities	6,380	430	(28)	6,782

Total bonds	$47,970	$4,673	$(203)	$52,440

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2018, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$930	$932
Due after one year through five years	4,914	4,923
Due after five years through ten years	7,546	7,628
Due after ten years	25,492	26,749
Mortgage-backed and asset-backed securities	5,674	5,817

Total	$44,556	$46,049

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2018	2017

	(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$265	$135
Bonds and cash pledged in support of exchange-traded futures	362	364
Bonds and cash pledged in support of cleared interest rate swaps	337	192

Total fair value	$964	$691

At carrying value:
Bonds on deposit with government authorities	$14	$16
Mortgage loans pledged in support of real estate	-	2
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,508	4,187

Total carrying value	$2,615	$4,298

At December 31, 2018 and 2017, the Company held below investment grade corporate bonds of $2,856 million and $2,238 million, with an aggregate fair value of $2,830 million and $2,412 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2018

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2017

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

671451CZ0	$2	$-	$2	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$2	$-	$2	$-	$-

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$2,805	$(18)	$1,137	$(60)	$3,942	$(78)
States and political subdivisions	45	-	62	(3)	107	(3)
Foreign governments	27	-	43	(17)	70	(17)
Corporate bonds	2,028	(14)	2,534	(63)	4,562	(77)
Mortgage-backed and asset-backed securities	540	(3)	772	(25)	1,312	(28)
Total	$5,445	$(35)	$4,548	$(168)	$9,993	$(203)

At December 31, 2018 and 2017, there were 1,383 and 483 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $43 million and $40 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $72 million, $3 million, and $61 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 4, and 8 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2018, 2017 and 2016 was $0 million, $3 million, and $16 million, respectively. There were 1, 1, and 2 restructured corporate bonds for which an impairment was recognized during 2018, 2017 and 2016, respectively. The Company accrues interest income on impaired securities to the

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Proceeds	$28,102	$17,663	$20,018
Realized gross gains	729	557	524
Realized gross losses	(407)	(33)	(112)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2018 and 2017.

Affiliate Transactions

In 2018, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”). These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

In 2016, the Company transferred certain bonds to an affiliate, JHRECO, in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate MLRL. These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MRLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $140 million.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913

Total stocks	$2,394	$1,482	$(30)	$3,846

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$11	$3	$-	$14
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1,131	235	(12)	1,354
Affiliates*	1,589	971	-	2,560

Total stocks	$2,731	$1,209	$(12)	$3,928

*Affiliates - fair value represents the carrying value

At December 31, 2018 and 2017, there were 309 and 136 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2018 and 2017, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $11 million, $2 million, and $24 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 95, 81, and 108 securities, respectively. These are primarily made up of impairments on public and private common stocks.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2018 and 2017, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)

Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,560	East North Central	$1,574
Industrial	907	East South Central	187
Office buildings	3,168	Middle Atlantic	1,868
Retail	3,652	Mountain	527
Agricultural	139	New England	579
Agribusiness	303	Pacific	3,604
Mixed use	22	South Atlantic	2,449
Other	1,163	West North Central	384
Allowance	(14)	West South Central	660
		Canada / Other	82
		Allowance	(14)

Total mortgage loans on real estate	$11,900	Total mortgage loans on real estate	$11,900

The aggregate mortgages outstanding to any one borrower do not exceed $425 million.

During 2018, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 8.30% and 3.26% for commercial loans. The Company issued no purchase money mortgages in 2018 and 2017. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2018, 2017 and 2016, respectively. The average recorded investment in impaired loans was $56 million, $31 million, and $25 million at December 31, 2018, 2017 and 2016, respectively. The Company recognized $4 million, $0 million, and $1 million of interest income during the period the loans were impaired for the years ended December 31, 2018, 2017 and 2016, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-
December 31, 2017:
Recorded Investment
Current	$442	$-	$11,472	$-	$11,914
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2018 and 2017. The Company was not a participant or co-lender in a mortgage loan agreement in 2018 and 2017.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2018	2017

	(in millions)
AAA	$279	$250
AA	2,814	2,842
A	5,505	5,585
BBB	3,370	3,095
BB	61	98
B and lower and unrated	56	30

Total	$12,085	$11,900

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2018	2017

	(in millions)
Properties occupied by the company	$236	$396
Properties held for the production of income	4,730	6,086
Properties held for sale	-	-
Less accumulated depreciation	(953)	(760)

Total	$4,013	$5,722

The Company recorded $0 million, $0 million, and $38 million of impairments on real estate investments during the years ended December 31, 2018, 2017 and 2016, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769 million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2018 and 2017.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $39 million, $0 million, and $99 million of impairments on partnerships and LLCs during the years ended December 31, 2018, 2017 and 2016, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2018 or 2017.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2018 and 2017, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2018 and 2017.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2018 or 2017.

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2018	2017	2016

	(in millions)
Income:
Bonds	$2,279	$2,146	$2,232
Preferred stocks	-	-	-
Common stocks	126	23	225
Mortgage loans on real estate	594	610	609
Real estate	638	704	762
Policy loans	175	176	167
Cash, cash equivalents and short-term investments	38	33	18
Other invested assets	1,069	1,014	506
Derivatives	427	483	594
Other income	(21)	12	30

Total investment income	5,325	5,201	5,143
Expenses
Investment expenses	(424)	(509)	(529)
Investment taxes, licenses and fees, excluding federal income taxes	(76)	(93)	(94)
Investment interest expense	(48)	(50)	(82)
Depreciation on real estate and other invested assets	(112)	(123)	(130)

Total investment expenses	(660)	(775)	(835)

Net investment income	$4,665	$4,426	$4,308

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2018	2017	2016

	(in millions)
Realized capital gains (losses)	$730	$722	$(494)
Less amount transferred to the IMR (net of related tax benefit (expense) of $2 in 2018, $(475) in 2017, and $31 in 2016)	(6)	882	(57)

Realized capital gains (losses) before tax	736	(160)	(437)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	396	243	496

Net realized capital gains (losses)	$340	$(403)	$(933)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2018
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5

Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6

Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188

Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2017

		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,870	$-	$2	$308	$128
	Foreign currency swaps	45	-	9	-	15

Cash flow hedges	Interest rate swaps	8,116	-	-	896	283
	Foreign currency swaps	1,549	78	45	295	268
	Foreign currency forwards	132	-	-	-	3
	Interest rate treasury locks	880	-	-	58	-
	Equity total return swaps	36	-	-	9	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,628	$78	$56	$1,566	$697

Other Hedging Relationships
	Interest rate swaps	$121,799	$8,284	$4,041	$8,284	$4,041
	Interest rate treasury locks	10,728	630	13	630	13
	Interest rate options	8,014	247	-	247	-
	Interest rate futures	7,453	-	-	-	-
	Foreign currency swaps	322	57	13	57	13
	Foreign currency forwards	535	2	5	2	5
	Foreign currency futures	991	-	-	-	-
	Equity total return swaps	100	20	-	20	-
	Equity index options	4,113	319	1	319	1
	Equity index futures	5,372	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$159,427	$9,559	$4,073	$9,559	$4,073

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$98	$102
	Credit default swaps	30	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,165	$-	$-	$98	$102

Total Derivatives		$175,220	$9,637	$4,129	$11,223	$4,872

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2018, 2017 and 2016, respectively, the Company recorded unrealized gains (losses) of $231 million, $402 million, and $436 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2018, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 28 years.

Derivatives Not Designated as Hedging Instruments or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2018, 2017 and 2016 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(193)	$(805)	$773
Interest rate treasury locks	(417)	841	(435)
Interest rate options	(35)	(73)	(8)
Interest rate futures	212	-	-
Foreign currency swaps	-	6	(31)
Foreign currency forwards	6	(11)	-
Foreign currency futures	(11)	-	-
Equity total return swaps	9	3	(4)
Equity index options	(133)	102	68
Equity index futures	121	-	-
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net unrealized capital gain (loss)	$(441)	$63	$363

Net realized capital gain (loss):
Interest rate swaps	$(225)	$874	$(490)
Interest rate treasury locks	43	34	342
Interest rate options	(5)	(3)	-
Interest rate futures	(411)	273	(23)
Foreign currency swaps	4	4	3
Foreign currency forwards	(16)	16	24
Foreign currency futures	61	(111)	94
Equity total return swaps	(2)	(9)	(9)
Equity index options	49	22	(98)
Equity index futures	157	(1,104)	(1,007)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(345)	$(4)	$(1,164)

Total gain (loss) from derivatives in other hedging relationships	$(786)	$59	$(801)

The table above does not include unrealized gains (losses) of ($28) million, $9 million, $11 million and realized gains (losses) of $12 million, $12 million and $6 million for the years ended December 31, 2018, 2017 and 2016, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($229) million, $872 million, and ($526) million (including ($226) million, $874 million, and ($490) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2018, 2017 and 2016, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2018 and 2017, respectively

	December 31, 2018			December 31, 2017

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$-	$-	-	$10	$-	1
AA	-	-	-	10	-	-
A	-	-	-	10	-	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$-	$-		$30	$-

1

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

2

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

3	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2018 and 2017. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2018 and 2017, the Company accepted collateral consisting of cash of $1,559 million and $1,973 million, and various securities with a fair value of $3,280 million and $4,360 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2018	$-
2019	66
2020	-
2021	-
Thereafter	-

Total Future Settled Premiums	$66

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
		(in millions)
Prior Year	$40	$32	$71
Current Year	$66	$(48)	$17

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2018 and 2017, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $266 million and $261 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2018 and 2017, the equity total return swap agreements with MLI had a fair value of ($14) million and $30 million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with John Hancock Reassurance Company Limited. The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the interest maintenance reserve (IMR) and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	31	31	-	25	6	-

Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-

Common stocks:
Industrial and misc	918	918	807	-	111	-

Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,450	8,450	-	8,035	415	-

Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	3,716	3,716	-	3,591	125	-

Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$22	$22	$-	$12	$10	$-
Loan-backed and structured securities	6	6	-	-	6	-

Total bonds with NAIC 6 rating	28	28	-	12	16	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-

Common stocks:
Industrial and misc	1,354	1,354	1,220	-	134	-

Total common stocks	1,354	1,354	1,220	-	134	-
Derivatives:
Interest rate swaps	8,284	8,284	-	8,284	-	-
Interest rate treasury locks	630	630	-	61	569	-
Interest rate options	247	247	-	67	180	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	57	57	-	57	-	-
Foreign currency forwards	2	2	-	2	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	20	20	-	-	20	-
Equity index options	319	319	-	319	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	9,559	9,559	-	8,790	769	-

Assets held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total assets	$152,108	$152,108	$137,593	$11,752	$2,763	$-

Liabilities:
Derivatives:
Interest rate swaps	$4,041	$4,041	$-	$4,001	$40	$-
Interest rate treasury locks	13	13	-	12	1	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	13	13	-	13	-	-
Foreign currency forwards	5	5	-	5	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	4,073	4,073	-	4,032	41	-

Liabilities held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total liabilities	$145,240	$145,240	$136,373	$6,982	$1,885	$-

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28

Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240

Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,942	$49,997	$-	$47,017	$2,980
Preferred stocks	11	14	-	-	14
Mortgage loans on real estate	11,900	12,759	-	-	12,759
Cash, cash equivalents and short term investments	4,131	4,131	3,065	1,066	-
Policy loans	2,726	2,726	-	2,726	-
Derivatives in effective hedge accounting and RSAT relationships	78	1,664	-	1,596	68

Total assets	$66,788	$71,291	$3,065	$52,405	$15,821

Liabilities:
Consumer notes	$197	$226	$-	$-	$226
Borrowed money	-	-	-	-	-
Policy reserves	1,364	1,354	-	-	1,354
Policyholders’ and beneficiaries funds	937	1,136	-	1,136	-
Derivatives in effective hedge accounting and RSAT relationships	56	799	-	618	181

Total liabilities	$2,554	$3,515	$-	$1,754	$1,761

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,439 million and $2,415 million at December 31, 2018 and 2017, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2018 and 2017, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2018 and 2017.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2018, 2017 and 2016, are summarized as follows:

	Balance at January 1, 2018	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2018
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-

Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3

Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111

Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804

Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2017	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2017
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6

Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134

Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134
Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844

Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2016	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2016
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums earned
Direct	$20,067	$20,392	$19,809
Assumed	603	605	872
Ceded	(14,854)	(2,711)	(7,454)

Net	$5,816	$18,286	$13,227

Benefits to policyholders ceded	$(15,881)	$(16,741)	$(15,271)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2018, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2018, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2018, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,586 million.

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Non-Affiliated Reinsurance

The table below consists of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(219)	$(224)	$(264)
Premiums assumed	88	91	106
Benefits ceded	(594)	(636)	(615)
Benefits assumed	238	254	246

Other reinsurance receivable (payable)	-	(1)	(2)
Funds held by or deposited with reinsured companies	3,183	3,316	3,483

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

The table below consists of the impact of the 2018 Reinsurance Group of America (“RGA”) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(2,790)
Benefits ceded, net	(134)
Other reinsurance receivable	24
Other amounts payable on reinsurance	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual payout annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table below consists of the impact of the 2012 RGA Agreement:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(2)	$(3)	$(392)
Benefits ceded, net	(407)	(418)	(467)

Other reinsurance receivable	72	68	73
Other amounts payable on reinsurance	-	-	-

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table below consists of the impact of the Jackson National Life Insurance Company (“Jackson’) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(5,317)
Benefits ceded, net	(134)
Funds held by or deposited with reinsured companies	-

Other reinsurance receivable	20
Other amounts payable on reinsurance	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(167)	$(177)	$(183)
Benefits ceded, net	(408)	(424)	(427)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	39	46	41
Other amounts payable on reinsurance	5	4	9

Treaty settlement received (paid)*	208	227	246
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(501)	$(256)	$(517)
Premiums ceded, impact of treaty recaptured	-	3,718	-
Benefits ceded	(573)	(782)	(836)

Other reinsurance receivable	13	2	-
Other amounts payable on reinsurance	-	-	24
Funds withheld from reinsured companies	7,131	7,048	-
Funds withheld from unauthorized reinsurers	-	-	7,236
Treaty settlement received (paid)*	20	(8)	(594)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the payout annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long-Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,038 million and $8,644 million at December 31, 2018 and 2017, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long-term care liabilities was $7,131 million and $7,048 million at December 31, 2018 and 2017, respectively.

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The available and required capital in the table below represent JHRECO’s capital position on a NAIC basis at December 31, 2018 and 2017.

	Years ended December 31,
	2018	2017

	(in millions)
Available Capital	$2,085	$1,884
Required Capital	$323	$262
RBC Ratio	646%	718%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2018 and 2017 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2018	$11,404	$1,425	800%
Impact of JHRECO LTC Recapture	470	232	-83%

Capital Gross of JHRECO LTC Cession	$11,874	$1,657	717%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2017	$10,761	$1,266	850%
Impact of JHRECO LTC Recapture	854	189	-52%

Capital Gross of JHRECO LTC Cession	$11,615	$1,455	798%

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(3,763)	$(3,320)	$(3,978)
Benefits ceded	(10,700)	(11,653)	(10,494)

Other reinsurance receivable	185	25	-
Other amounts payable on reinsurance	660	389	605
Funds withheld from unauthorized reinsurers	7	-	227

Treaty settlement received (paid)*	178	480	(142)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $1,989 million and $1,873 million as a coinsurance reserve and JHUSA holds $420 million and $109 million as a modified coinsurance reserve at December 31, 2018 and 2017, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $7 million and $0 million at December 31, 2018 and 2017, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(133)	$(255)	$(298)
Benefits ceded	(595)	(545)	(468)

Other reinsurance receivable	-	-	5
Other amounts payable on reinsurance	7	7	-
Funds withheld from unauthorized reinsurers	329	66	-
Treaty settlement received (paid)*	(30)	(28)	(74)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	241
Benefits ceded	(22)	(19)	(10)
Benefits assumed	19	22	8

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	5	7	-
Funds withheld from authorized reinsurers	-	-	3
Treaty settlement received (paid)*	(23)	(28)	7

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Year ended December 31,
	2018	2017

	(in millions)
Premiums ceded	$(135)	$(373)
Premiums assumed	-	-
Benefits ceded	(17)	(14)
Benefits assumed	-	-

Other reinsurance receivable	-	-
Other amounts payable on reinsurance	22	18
Funds withheld from authorized reinsurers	102	50
Treaty settlement received (paid)*	(68)	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2018.

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$2,432	$63	$2,495
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,311	63	2,374
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,311	63	2,374
(f) Deferred tax liabilities	2,289	72	2,361

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$22	$(9)	$13

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(758)	$4	$(754)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(758)	4	(754)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(758)	4	(754)
(f) Deferred tax liabilities	(661)	(3)	(664)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(97)	$7	$(90)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2018. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	742	-	742
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	742	-	742
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,212	-	1,212
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,569	10	1,579

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,311	$63	$2,374

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$12	$12
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(93)	-	(93)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(93)	-	(93)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	116	-	116
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(665)	(8)	(673)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(758)	$4	$(754)

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2018	2017

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	800%	849%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,854	$8,082

Impact of tax planning strategies is as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2017
	(3) Ordinary	(4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,311	$63
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,311	$63
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(758)	$4
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(758)	$4
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(725)	$446	$(1,171)
(b) Foreign	-	-	-

(c) Subtotal	(725)	446	(1,171)
(d) Federal income tax on net capital gains	396	243	153
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(329)	$689	$(1,018)

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	654	1,489	(835)
(4) Investments	72	88	(16)
(5) Deferred acquisition costs	412	357	55
(6) Policyholder dividends accrual	53	49	4
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	34	28	6
(9) Pension accrual	17	16	1
(10) Receivables - nonadmitted	54	48	6
(11) Net operating loss carryforward	35	-	35
(12) Tax credit carry-forward	333	329	4
(13) Other (including items <5% of total ordinary tax assets)	10	28	(18)

(99) Subtotal	$1,674	$2,432	$(758)
(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,553	$2,311	$(758)
(e) Capital:
(1) Investments	$67	$63	$4
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$67	$63	$4
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$67	$63	$4
(i) Admitted deferred tax assets (2(d)+2(h))	$1,620	$2,374	$(754)

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,150	$1,178	$(28)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	9	9	-
(4) Policyholder reserves	324	934	(610)
(5) Other (including items <5% of total ordinary tax liabilities)	127	150	(23)

(99) Subtotal	$1,628	$2,289	$(661)
(b) Capital:
(1) Investments	$69	$72	$(3)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$69	$72	$(3)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,697	$2,361	$(664)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(77)	$13	$(90)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2018	2017	Change

	(in millions)
Total deferred tax assets	$1,620	$2,374	$(754)
Total deferred tax liabilities	1,697	2,361	(664)

Net deferred tax assets (liabilities)	$(77)	$13	$(90)

Tax effect of unrealized gains and losses			137
Tax effect of unrealized foreign exchange gains (losses)			5
Other			(215)

Change in net deferred income taxes			$(17)

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2018 and 35% for 2017 and 2016 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Ordinary provisions computed at statutory rate	$(7)	$962	$294
Net realized capital gains (losses) before IMR at statutory rate	153	253	(173)
Change in nonadmitted assets	-	-	-
Reinsurance	77	22	(47)
Valuation allowance	-	-	71
Tax-exempt income	1	(22)	(16)
Nondeductible expenses	2	1	(1)
Foreign tax expense gross up	5	8	8
Amortization of IMR	(138)	(68)	(78)
Tax recorded in surplus	14	68	(4)
Dividend received deduction	(159)	(184)	(183)
Investment in subsidiaries	(18)	(25)	(25)
Prior year adjustment	(69)	(151)	(54)
Tax credits	(23)	(24)	(26)
Change in tax reserve	33	4	(200)
Pension	-	-	-
Tax rate change	(185)	570	-
Other	2	1	(1)

Total	$(312)	$1,415	$(435)

Federal and foreign income taxes incurred	$(725)	$446	$(121)
Capital gains tax	396	243	496
Change in net deferred income taxes	17	726	(810)

Total statutory income tax expense (benefit)	$(312)	$1,415	$(435)

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2018, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	23
	2008	2028	57
	2009	2029	54
	2010	2030	47
	2011	2031	41
	2012	2032	32
	2013	2033	21
	2014	2034	12
	2015	2035	5
	2016	2036	3
	2017	2037	1
	2018	2038	-

			$303

Net Operating Losses	2008	2023	$-
	2009	2024	-
	2010	2025	-
	2013	2028	-
	2014	2029	-
	2018		35

			$35

Foreign Tax Credits	2006	2016	$-
	2007	2017	-
	2008	2018	-
	2009	2019	-
	2010	2020	-
	2011	2021	-
	2012	2022	-
	2013	2023	-
	2014	2024	-
	2015	2025	-
	2016	2026	-
	2017	2027	-
	2018	2028	23

			$23

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Origination Year	Expiration Year	Amount

	(in millions)
Other credits	2000	2020	$-
	2001	2021	-
	2002	2022	-
	2003	2023	-
	2004	2024	-
	2005	2025	-
	2006	2026	-
	2007	2027	-
	2008	2028	-
	2009	2029	-
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	2
	2014	2034	2
	2015	2035	3
	2016	2036	-

			$7

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $323 million and $0 million for the years 2018, 2017 and 2016 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Holding (USA) LLC
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Taxes receivable from (payable to) affiliates are ($47) million and ($156) million at December 31, 2018 and 2017, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2018	2017

	(in millions)
Balance at beginning of year	$60	$37
Additions based on tax positions related to the current year	2	14
Payments	-	-
Additions for tax positions of prior years	48	22
Reductions for tax positions of prior years	(2)	(13)

Balance at end of year	$108	$60

Included in the balances as of December 31, 2018 and 2017, are $108 million and $75 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2018 and 2017, are ($1) million and ($16) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately ($3) million, ($10) million, and ($177) million of interest expense / (benefit) for the years ended December 31, 2018, 2017 and 2016, respectively. The Company had approximately $6 million and $6 million accrued for interest as of December 31, 2018 and 2017, respectively. The Company did not recognize any material penalties for the years ended December 31, 2018, 2017 and 2016.

The Company reported a Repatriation Transition Tax liability in the amount of $1 million for 2017. This amount was fully remitted to the IRS with the filing of the 2017 federal income tax return.

As of December 31, 2017, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $485 million, all of which was recorded as a current tax recoverable. The Company expects to recover $243 million of this balance with the filing of its 2018 tax return, while the remaining $242 million is expected to be recovered in 2019 through 2021.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company completed its analysis on the income tax effects of the Act and adjusted its provisional amounts accordingly. The Company updated policy level tax reserves and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $13 million per year. In addition, with the completion of the 2017 tax return,

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

the Company recorded all provision to return adjustments of which ($185) million impacted the effective tax rate related to the revaluation of deferred tax assets and liabilities from 35% to 21%.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2018, 2017 and 2016, the Company paid ordinary dividends of $600 million, $807 million and $0 million and extraordinary dividends of $0 million, $93 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2018 and 2017, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2018. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2018, 2017 and 2016. Total interest paid through December 31, 2018 was $813 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The surplus notes which were to have matured on March 31, 2033 were repaid on November 1, 2016. For the year ended December 31, 2016, the combined interest expense on the notes was $31 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid through December 31, 2018 was $24 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $296 million, $347 million, and $329 million, respectively, for the years ended December 31, 2018, 2017 and 2016.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $748 million, $767 million, and $811 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2018, 2017 and 2016, respectively, the Company received dividends of $28 million, $31 million, and $34 million from John Hancock Investment Management Services LLC, $83 million, $72 million, and $71 million from JHD, $100 million, $0 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $404 million, $231 million, and $214 million from John Hancock Subsidiaries, LLC (“JHS LLC”), and $0 million, $0 million, and $19 million from John Hancock Partnership Holdings I & II, $1 million, $10 million, and $0 million from CLA CRE Opportunity Fund I LP and $27 million, $0 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018 and 2017, the Company made a capital contribution of $0 million and $0 million to JHS LLC.

The Company did not make a capital contribution to its wholly-owned subsidiary, MMRC in 2018. During 2017, the Company made a capital contribution of $40 million to MMRC, in exchange for one hundred and one shares of the common stock of MMRC.

During 2018 and 2017, the Company received a return of capital of $80 million and $0 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2018 and 2017, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $572 million and $558 million at December 31, 2018 and 2017, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2018	2017

	(In millions)
The Manufacturers Investment Corporation	$66	$134
John Hancock Financial Corporation	113	114
Manulife Reinsurance Limited	17	56
Manulife Reinsurance (Bermuda) Ltd.	141	111
Manulife (Michigan) Reassurance Company	6	4
John Hancock Life & Health Insurance Company	159	180
John Hancock Reassurance Company, Ltd.	91	179
John Hancock Life Insurance Company New York	293	170
John Hancock Investment Management Services LLC	25	23
John Hancock Subsidiaries LLC	24	31
John Hancock Insurance Agency, Inc.	5	5
Essex Corporation	1	-
JH Signature Services Inc.	9	8
JH Partnership Holdings I, II LP	-	7
John Hancock Realty Advisors	6	2
JH Advisors LLC	47	66
Manulife Asset Management (US) LLC	35	76
Hancock Capital Investment Management LLC	15	11
John Hancock RPS, LLC	41	31
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	11	11
JH Networking Insurance Agency, Inc.	4	5
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	1
Hancock Natural Resource Group, Inc.	68	30
Hancock Forest Management, Inc.	5	5
John Hancock Personal Financial Services, LLC	1	2
John Hancock Funding Company LLC	(9)	-

Total	$1,221	$1,264

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $723 million, purchase other invested assets of $2,118 million, purchase real estate of $87 million, and issue agricultural and commercial mortgages of $152 million at December 31, 2018. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 42% of these commitments expire in 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2019	$9
2020	8
2021	5
2022	3
2023	3
Thereafter	16

Total	$44

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition,

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company is pending in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On November 1, 2018, the court granted preliminary approval of the $91 million settlement for Besen and scheduled a fairness hearing for February 19, 2019. Distribution of notice of the settlement to the class commenced on December 26, 2018. A similar class action based on the same policy language in dispute in the case pending in New York had been pending in California. The parties have settled all claims alleged in the California action. On May 8, 2018, the court granted final approval of the settlement, and the settlement amount of $60 million has been paid.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. In October 2018, an almost identical class action was initiated against the Company in the Southern District of New York. It was filed as a related case as the one filed in June and has been assigned to the same judge. Discovery has commenced in these cases and will continue through 2019. It is too early to assess the range of potential outcomes for these two related lawsuits.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%

Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%

Total (gross)	20,038	544	110,692	131,274	100%

Reinsurance ceded	10,830	-	-	10,830

Total (net)	$9,208	$544	$110,692	$120,444

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$448	$400	$1,720	$2,568	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	124,432	124,432	84%

Total with adjustment or at fair value	450	400	126,152	127,002	86%
At book value without adjustment (minimal or no charge or adjustment)	5,412	-	-	5,412	4%
Not subject to discretionary withdrawal	14,987	227	171	15,385	10%

Total (gross)	20,849	627	126,323	147,799	100%

Reinsurance ceded	4,526	-	-	4,526

Total (net)	$16,323	$627	$126,323	$143,273

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2018	2017	2018	2017

	(in millions)
Group Annuity Contracts (401K)	$78,443	$87,377	$-	$-
Variable and Fixed Annuities	29,250	35,552	21	23
Life Insurance	12,771	14,081	-	-
Fixed Products - Institutional and stable value fund	1,743	2,140	-	-
Fixed Products - Retail	26	26	351	413
Investments - Funds	1,526	1,555	-	-

Total	$123,759	$140,731	$372	$436

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59
2014	$252	$74

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2018	2017

	(in millions, except for ages)
Account value	$29,577	$36,044
Amount of reserve held	1,230	821
Net amount at risk - gross	7,778	4,817
Weighted average attained age	69	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2018 and 2017:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2018 and 2017, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2018 and 2017, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018	2017

	(in millions)
Type of Fund
Equity	$24,071	$28,880
Balanced	8,365	10,009
Bonds	5,615	6,381
Money Market	517	519

Total	$38,568	$45,789

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$14,007	$14,007	$-	$14,395	$14,395

Reserves for accounts with assets at:
Fair value	544	123,076	123,620	627	139,896	140,523
Amortized cost	-	-	-	-	-	-

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$337	$1,385	$1,722	$400	$1,720	$2,120
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,329	1,329	-	1,494	1,494
At fair value	-	118,543	118,543	-	134,740	134,740
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,671	1,671	-	1,771	1,771

Subtotal	337	122,928	123,265	400	139,725	140,125
Not subject to discretionary withdrawal	207	148	355	227	171	398

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2018	2017	2016

	(in millions)
Transfers to separate accounts	$15,071	$17,679	$17,163
Transfers from separate accounts	22,687	26,385	22,744

Net transfers to (from) separate accounts	$(7,616)	$(8,706)	$(5,581)

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $26 million, $34 million, and $30 million in 2018, 2017 and 2016, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2018, 2017 and 2016, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $308 million and $328 million at December 31, 2018 and 2017, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During the year, the Company implemented its North American voluntary early retirement program. The program will result in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2018, 2017 and 2016, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2018 and 2017 was $108 million and $112 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2018 and 2017 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans - (continued)

actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2018, 2017 and 2016, respectively.

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2018, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2018, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2018. At December 31, 2018, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2018, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2018, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $1 million for the year ended December 31, 2018 and 2017.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2018 and 2017 was $154 million and $197 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2019-$16 million; 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $10 million, $11 million, and $12 million in 2018, 2017 and 2016, respectively. Interest paid amounted to $8 million, $11 million, and $11 million in 2018, 2017 and 2016, respectively.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $7 million, and $7 million for the years ended December 31, 2018, 2017 and 2016, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million, $1 million, and $1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

	December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$421

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2018 and 2017, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2018
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

December 31, 2018
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$803	$755	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$803	$755	$400

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2018 was $0 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block - (continued)

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2018	2017

	(in millions)
Assets:
Bonds	$2,222	$2,744
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	327	247
Real estate	661	704
Cash, cash equivalents and short-term investments	332	4
Policy loans	1,734	1,694
Other invested assets	407	248

Total cash and invested assets	5,683	5,641
Investment income due and accrued	110	102
Premiums due	4	5
Net deferred tax asset	32	73
Other closed block assets	372	46

Total closed block assets	$6,201	$5,867

Obligations:
Policy reserves	5,407	5,515
Policyholders’ and beneficiaries’ funds	58	60
Dividends payable to policyholders	304	322
Policy benefits in process of payment	61	71
Other policy obligations	6	1
Other closed block obligations	663	500

Total closed block obligations	$6,499	$6,469

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2018 financial statements through April 3, 2019, the date the financial statements were issued.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court with the anticipation that a Plan of Rehabilitation that addresses and removes the causes of SRUS’s impairment be submitted to the Receiver and the Court for approval. In the event a Plan of Rehabilitation is not submitted and approved, the rehabilitation proceedings could convert into liquidation proceedings. As of December 31, 2018, the Company recorded a reserve credit and a reinsurance receivable of approximately $209 million and $33 million, respectively, related to the various agreements with SRUS.

F-82

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2018

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

December  31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account A (the Separate Account), as of December 31, 2018, and the related statements of operations and changes in contract owners’ equity for the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018 and the results of its operations and changes in contract owners’ equity for the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1987.

Boston, Massachusetts

April 3, 2019

3

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account A

500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series NAV
Lifestyle Growth Portfolio Series I
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV
M Capital Appreciation
M International Equity
American Asset Allocation Trust Series I	M Large Cap Growth
American Global Growth Trust Series I	M Large Cap Value
American Growth Trust Series I	Managed Volatility Aggressive Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
American International Trust Series I	Managed Volatility Balanced Portfolio Series I
Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series I
Managed Volatility Conservative Portfolio Series NAV
Managed Volatility Growth Portfolio Series I
Capital Appreciation Trust Series I	Managed Volatility Growth Portfolio Series NAV
Capital Appreciation Trust Series NAV	Managed Volatility Moderate Portfolio Series I
Capital Appreciation Value Trust Series I	Managed Volatility Moderate Portfolio Series NAV
Capital Appreciation Value Trust Series NAV	Mid Cap Index Trust Series I
Core Bond Trust Series I	Mid Cap Index Trust Series NAV
Core Bond Trust Series NAV	Mid Cap Stock Trust Series I
Emerging Markets Value Trust Series I	Mid Cap Stock Trust Series NAV
Emerging Markets Value Trust Series NAV	Mid Value Trust Series I
Equity Income Trust Series I	Mid Value Trust Series NAV
Equity Income Trust Series NAV	Money Market Trust Series I
Money Market Trust Series NAV
Financial Industries Trust Series I	PIMCO All Asset
Financial Industries Trust Series NAV	Real Estate Securities Trust Series I
Fundamental All Cap Core Trust Series I	Real Estate Securities Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Science & Technology Trust Series I
Fundamental Large Cap Value Trust Series I	Science & Technology Trust Series NAV
Select Bond Trust Series I
Select Bond Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Short Term Government Income Trust Series I
Global Bond Trust Series I	Short Term Government Income Trust Series NAV
Global Bond Trust Series NAV	Small Cap Stock Trust Series I
Global Trust Series I	Small Cap Stock Trust Series NAV
Global Trust Series NAV	Small Cap Index Trust Series I
Health Sciences Trust Series I	Small Cap Index Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Opportunities Trust Series I
High Yield Trust Series I	Small Cap Opportunities Trust Series NAV

4

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account A

High Yield Trust Series NAV	Small Cap Value Trust Series I
International Equity Index Series I	Small Cap Value Trust Series NAV
International Equity Index Series NAV	Small Company Value Trust Series I
International Growth Stock Trust Series I	Small Company Value Trust Series NAV
International Growth Stock Trust Series NAV	Strategic Income Opportunities Trust Series I
International Small Company Trust Series I	Strategic Income Opportunities Trust Series NAV
International Small Company Trust Series NAV	Total Bond Market Series Trust NAV
International Value Trust Series I	Total Stock Market Index Trust Series I
International Value Trust Series NAV	Total Stock Market Index Trust Series NAV
Investment Quality Bond Trust Series I	Ultra Short Term Bond Trust Series I
Investment Quality Bond Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Lifestyle Aggressive Portfolio Series NAV	Utilities Trust Series I
Lifestyle Balanced Portfolio Series NAV	Utilities Trust Series NAV

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I
Total Assets
Investments at fair value	$333,001,865	$7,042,758	$25,502,030	$128,553,201	$12,930,201	$78,465,488

Units outstanding	6,703,776	296,649	328,792	6,965,681	694,178	2,307,102
Unit value	$49.67	$23.74	$77.56	$18.46	$18.63	$34.01

Shares	11,174,559	764,686	2,765,947	10,857,534	945,190	4,741,117
Cost	$288,316,057	$7,424,358	$26,557,795	$150,011,688	$14,523,472	$92,757,643

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV
Total Assets
Investments at fair value	$100,731,704	$51,790,365	$38,127,316	$91,092,320	$26,689,621	$32,748,489

Units outstanding	3,246,275	2,328,343	487,988	477,819	721,435	900,078
Unit value	$31.03	$22.24	$78.13	$190.64	$37.00	$36.38

Shares	6,702,043	2,930,977	1,231,502	2,941,308	2,207,578	2,704,252
Cost	$117,948,960	$55,347,075	$39,250,932	$95,287,674	$30,722,155	$37,415,398

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV
Total Assets
Investments at fair value	$2,490,868	$70,628,944	$15,421,146	$61,160,428	$5,070,429	$58,882,982

Units outstanding	108,256	3,057,942	718,876	3,545,325	328,312	4,738,415
Unit value	$23.01	$23.10	$21.45	$17.25	$15.44	$12.43

Shares	228,101	6,485,670	1,216,179	4,846,310	567,797	6,601,231
Cost	$2,644,801	$76,027,144	$16,289,420	$63,807,353	$5,528,135	$62,804,915

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Equity Income Trust Series I	Equity Income Trust Series NAV	Financial Industries Trust Series I	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV
Total Assets
Investments at fair value	$33,645,179	$67,422,019	$2,373,145	$9,396,282	$1,023,257	$18,813,483

Units outstanding	627,663	1,256,507	87,596	287,342	22,449	693,925
Unit value	$53.60	$53.66	$27.09	$32.70	$45.58	$27.11

Shares	2,464,848	4,964,803	199,424	790,933	52,101	953,064
Cost	$39,676,933	$82,408,651	$2,712,600	$10,517,675	$1,194,431	$20,433,998

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV
Total Assets
Investments at fair value	$27,663,208	$43,430,636	$4,624,211	$36,211,924	$9,423,692	$26,552,697

Units outstanding	918,948	2,045,478	141,954	1,105,573	283,556	1,474,569
Unit value	$30.10	$21.23	$32.58	$32.75	$33.23	$18.01

Shares	1,579,852	2,480,333	374,734	2,944,059	512,994	1,447,013
Cost	$28,045,766	$45,766,293	$4,792,361	$37,348,927	$10,199,162	$28,736,423

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I	International Equity Index Series NAV
Total Assets
Investments at fair value	$11,662,591	$44,386,595	$11,108,158	$30,596,872	$11,271,048	$74,077,400

Units outstanding	130,547	635,945	312,208	1,300,918	905,382	1,514,607
Unit value	$89.34	$69.80	$35.58	$23.52	$12.45	$48.91

Shares	509,952	1,910,745	2,290,342	6,414,439	729,990	4,800,868
Cost	$13,228,951	$50,832,291	$12,857,399	$34,124,837	$11,870,363	$78,552,850

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I	International Value Trust Series NAV
Total Assets
Investments at fair value	$2,334,384	$15,098,188	$5,369,742	$25,467,504	$19,400,087	$37,995,140

Units outstanding	186,877	1,205,192	327,896	1,547,747	786,720	2,383,362
Unit value	$12.49	$12.53	$16.38	$16.45	$24.66	$15.94

Shares	154,288	997,897	427,868	2,027,668	1,638,521	3,233,629
Cost	$2,580,006	$16,872,573	$5,805,417	$26,864,583	$20,797,115	$41,643,996

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive Portfolio Series NAV	Lifestyle Balanced Portfolio Series NAV	Lifestyle Conservative Portfolio Series NAV	Lifestyle Growth Portfolio Series I
Total Assets
Investments at fair value	$9,363,363	$17,772,335	$10,528,197	$71,880,403	$4,235,100	$1,107,035

Units outstanding	257,684	1,033,066	813,597	5,873,257	364,449	99,550
Unit value	$36.34	$17.20	$12.94	$12.24	$11.62	$11.12

Shares	876,719	1,668,764	796,384	5,231,470	334,526	74,498
Cost	$10,069,968	$18,611,479	$11,699,382	$74,950,183	$4,464,184	$1,207,075

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series NAV	M Capital Appreciation	M International Equity	M Large Cap Growth	M Large Cap Value
Total Assets
Investments at fair value	$306,635,898	$21,382,122	$13,342,921	$7,896,939	$15,767,119	$12,334,509

Units outstanding	24,249,413	1,776,296	135,729	252,594	225,980	469,580
Unit value	$12.65	$12.04	$98.31	$31.26	$69.77	$26.27

Shares	20,648,882	1,598,066	631,169	744,994	690,027	1,115,236
Cost	$326,198,027	$22,403,921	$17,755,111	$9,012,400	$16,503,471	$14,583,813

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Aggressive Portfolio Series I	Managed Volatility Aggressive Portfolio Series NAV	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series NAV	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series NAV
Total Assets
Investments at fair value	$12,566,408	$174,787,116	$52,410,803	$416,483,491	$2,869,998	$33,036,046

Units outstanding	373,736	8,654,592	1,333,343	21,264,076	74,140	1,822,078
Unit value	$33.62	$20.20	$39.31	$19.59	$38.71	$18.13

Shares	1,260,422	17,513,739	4,667,035	36,987,877	270,499	3,107,812
Cost	$12,803,591	$172,447,866	$57,817,734	$466,738,444	$3,213,211	$36,755,055

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series NAV	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV
Total Assets
Investments at fair value	$65,070,901	$581,695,848	$12,647,009	$91,292,481	$23,799,503	$60,186,882

Units outstanding	1,771,096	29,489,739	314,253	4,705,951	471,397	1,815,238
Unit value	$36.74	$19.73	$40.24	$19.40	$50.49	$33.16

Shares	5,333,680	47,640,938	1,166,698	8,414,054	1,263,914	3,198,028
Cost	$65,626,948	$613,648,347	$14,752,358	$104,882,753	$27,462,936	$69,439,126

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust Series I	Money-Market Trust Series NAV
Total Assets
Investments at fair value	$19,577,151	$34,453,344	$10,920,765	$26,966,814	$29,832,556	$102,374,698

Units outstanding	440,965	355,971	353,220	566,264	1,184,300	10,002,508
Unit value	$44.40	$96.79	$30.92	$47.62	$25.19	$10.23

Shares	1,239,845	2,153,334	1,153,196	2,862,719	29,832,556	102,374,698
Cost	$20,491,058	$37,078,458	$13,654,511	$32,858,396	$29,832,556	$102,374,698

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Select Bond Trust Series I (a)
Total Assets
Investments at fair value	$32,593,928	$22,168,528	$44,153,453	$21,429,170	$31,797,696	$3,068,856

Units outstanding	1,851,468	118,553	281,700	389,756	728,285	257,968
Unit value	$17.60	$186.99	$156.74	$54.98	$43.66	$11.90

Shares	3,220,744	1,184,216	2,372,566	830,588	1,218,303	236,248
Cost	$34,551,429	$15,936,428	$41,539,227	$20,893,636	$32,786,129	$3,223,551

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Select Bond Trust Series NAV (b)	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I
Total Assets
Investments at fair value	$24,089,006	$5,314,940	$21,750,977	$9,148,380	$33,259,091	$25,668,881

Units outstanding	2,018,413	487,428	1,985,657	240,490	1,093,286	599,954
Unit value	$11.93	$10.90	$10.95	$38.04	$30.42	$42.78

Shares	1,855,856	447,762	1,832,433	684,759	2,485,732	1,147,469
Cost	$25,151,508	$5,501,965	$22,435,314	$10,379,060	$37,153,317	$33,797,306

(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series NAV.

See accompanying notes.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Cap Opportunities Trust Series NAV	Small Cap Stock Trust Series I (c)	Small Cap Stock Trust Series NAV (d)	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I
Total Assets
Investments at fair value	$15,784,091	$1,989,815	$20,749,259	$2,813,921	$30,610,463	$11,493,574

Units outstanding	747,491	64,404	565,112	104,188	402,147	276,659
Unit value	$21.12	$30.90	$36.72	$27.01	$76.12	$41.54

Shares	710,036	219,143	2,257,808	180,380	1,969,785	691,551
Cost	$21,202,472	$2,441,499	$22,450,034	$3,730,379	$40,270,177	$13,745,039

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

See accompanying notes.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Series Trust NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV
Total Assets
Investments at fair value	$25,360,899	$7,669,614	$32,957,452	$26,819,207	$14,003,943	$57,849,461

Units outstanding	915,140	278,362	1,609,612	1,071,752	460,603	570,309
Unit value	$27.71	$27.55	$20.48	$25.02	$30.40	$101.44

Shares	1,530,531	612,100	2,638,707	2,733,864	692,579	2,862,418
Cost	$31,670,811	$8,250,422	$35,484,967	$28,077,523	$13,954,530	$56,380,896

See accompanying notes.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV
Total Assets
Investments at fair value	$1,312,396	$6,726,674	$3,646,386	$15,956,644

Units outstanding	127,331	649,459	88,920	485,301
Unit value	$10.31	$10.36	$41.01	$32.88

Shares	115,426	591,096	264,614	1,159,640
Cost	$1,318,017	$6,821,051	$3,547,571	$16,156,486

See accompanying notes.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$5,037,431	$5,711,380	$226,185	$250,045	$885,279	$894,812
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,037,431	5,711,380	226,185	250,045	885,279	894,812

Realized gains (losses) on investments:
Capital gain distributions received	5,673,350	4,034,345	—	—	—	—
Net realized gain (loss)	16,768,797	12,647,181	(64,251)	(57,535)	(581,664)	(99,259)

Realized gains (losses)	22,442,147	16,681,526	(64,251)	(57,535)	(581,664)	(99,259)

Unrealized appreciation (depreciation) during the period	(43,846,904)	38,637,593	(192,864)	153,928	(440,952)	338,620

Net increase (decrease) in net assets from operations	(16,367,326)	61,030,499	(30,930)	346,438	(137,337)	1,134,173

Changes from principal transactions:
Purchase payments	22,284,725	19,984,225	222,137	219,445	2,603,223	2,048,551
Transfers between sub-accounts and the company	6,419,093	18,073,465	1,261,679	(787,187)	623,217	2,763,558
Transfers on general account policy loans	(1,322,685)	(1,764,413)	12,818	(29,393)	(152,369)	(148,499)
Withdrawals	(12,204,412)	(8,342,573)	(453,778)	(254,198)	(2,502,654)	(598,612)
Annual contract fee	(14,529,288)	(13,513,071)	(440,840)	(514,515)	(1,370,335)	(1,126,575)

Net increase (decrease) in net assets from principal transactions	647,433	14,437,633	602,016	(1,365,848)	(798,918)	2,938,423

Total increase (decrease) in net assets	(15,719,893)	75,468,132	571,086	(1,019,410)	(936,255)	4,072,596
Net assets at beginning of period	348,721,758	273,253,626	6,471,672	7,491,082	26,438,285	22,365,689

Net assets at end of period	$333,001,865	$348,721,758	$7,042,758	$6,471,672	$25,502,030	$26,438,285

	2018	2017	2018	2017	2018	2017
Units, beginning of period	6,784,125	6,586,120	270,953	328,818	338,984	300,795
Units issued	682,933	878,637	66,853	25,745	113,905	86,290
Units redeemed	(763,282)	(680,632)	(41,157)	(83,610)	(124,097)	(48,101)

Units, end of period	6,703,776	6,784,125	296,649	270,953	328,792	338,984

See accompanying notes.

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,265,816	$1,496,880	$100,168	$34,294	$327,187	$288,948
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,265,816	1,496,880	100,168	34,294	327,187	288,948

Realized gains (losses) on investments:
Capital gain distributions received	15,523,189	7,889,162	878,313	1,071,185	15,148,105	11,908,631
Net realized gain (loss)	683,660	1,035,280	115,596	64,250	4,234,615	3,310,844

Realized gains (losses)	16,206,849	8,924,442	993,909	1,135,435	19,382,720	15,219,475

Unrealized appreciation (depreciation) during the period	(25,203,828)	6,336,459	(2,461,274)	1,933,790	(20,056,793)	3,249,825

Net increase (decrease) in net assets from operations	(6,731,163)	16,757,781	(1,367,197)	3,103,519	(346,886)	18,758,248

Changes from principal transactions:
Purchase payments	11,541,651	9,932,355	1,208,830	995,448	3,999,413	4,132,126
Transfers between sub-accounts and the company	6,598,350	10,149,892	(821,041)	2,435,564	942,251	468,940
Transfers on general account policy loans	(64,813)	(108,782)	296,861	(192,450)	(1,245,403)	(629,826)
Withdrawals	(3,941,812)	(2,669,136)	(533,369)	(248,851)	(5,268,017)	(2,405,391)
Annual contract fee	(7,426,245)	(6,538,270)	(667,487)	(517,980)	(3,401,694)	(3,209,403)

Net increase (decrease) in net assets from principal transactions	6,707,131	10,766,059	(516,206)	2,471,731	(4,973,450)	(1,643,554)

Total increase (decrease) in net assets	(24,032)	27,523,840	(1,883,403)	5,575,250	(5,320,336)	17,114,694
Net assets at beginning of period	128,577,233	101,053,393	14,813,604	9,238,354	83,785,824	66,671,130

Net assets at end of period	$128,553,201	$128,577,233	$12,930,201	$14,813,604	$78,465,488	$83,785,824

	2018	2017	2018	2017	2018	2017
Units, beginning of period	6,625,088	6,029,037	720,753	588,444	2,411,606	2,456,826
Units issued	919,612	1,022,015	184,457	209,830	293,414	279,811
Units redeemed	(579,019)	(425,964)	(211,032)	(77,521)	(397,918)	(325,031)

Units, end of period	6,965,681	6,625,088	694,178	720,753	2,307,102	2,411,606

See accompanying notes.

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,572,588	$1,150,101	$1,606,847	$465,614	$10,497	$28,447
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,572,588	1,150,101	1,606,847	465,614	10,497	28,447

Realized gains (losses) on investments:
Capital gain distributions received	13,510,112	17,656,554	2,196,402	2,611,757	5,949,164	2,644,941
Net realized gain (loss)	2,166,502	2,708,695	2,565,866	1,661,395	3,209,476	3,561,000

Realized gains (losses)	15,676,614	20,365,249	4,762,268	4,273,152	9,158,640	6,205,941

Unrealized appreciation (depreciation) during the period	(18,762,076)	(707,099)	(14,554,241)	8,356,818	(7,788,916)	5,886,516

Net increase (decrease) in net assets from operations	(1,512,874)	20,808,251	(8,185,126)	13,095,584	1,380,221	12,120,904

Changes from principal transactions:
Purchase payments	5,015,587	5,041,278	3,201,458	3,003,430	1,006,166	982,594
Transfers between sub-accounts and the company	1,064,109	2,282,237	7,174,537	1,273,365	(1,739,699)	(1,412,508)
Transfers on general account policy loans	(547,881)	(616,998)	(491,820)	(95,032)	(262,059)	(76,906)
Withdrawals	(12,318,157)	(3,649,164)	(3,586,402)	(1,080,357)	(2,396,663)	(1,402,018)
Annual contract fee	(4,827,959)	(4,510,410)	(1,900,849)	(1,726,754)	(2,438,244)	(2,244,354)

Net increase (decrease) in net assets from principal transactions	(11,614,301)	(1,453,057)	4,396,924	1,374,652	(5,830,499)	(4,153,192)

Total increase (decrease) in net assets	(13,127,175)	19,355,194	(3,788,202)	14,470,236	(4,450,278)	7,967,712
Net assets at beginning of period	113,858,879	94,503,685	55,578,567	41,108,331	42,577,594	34,609,882

Net assets at end of period	$100,731,704	$113,858,879	$51,790,365	$55,578,567	$38,127,316	$42,577,594

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,585,179	3,611,722	2,135,269	2,057,878	555,682	615,567
Units issued	453,570	306,804	600,586	322,394	26,482	40,017
Units redeemed	(792,474)	(333,347)	(407,512)	(245,003)	(94,176)	(99,902)

Units, end of period	3,246,275	3,585,179	2,328,343	2,135,269	487,988	555,682

See accompanying notes.

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$56,542	$87,844	$85,297	$17,132	$130,544	$29,311
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	56,542	87,844	85,297	17,132	130,544	29,311

Realized gains (losses) on investments:
Capital gain distributions received	13,199,240	5,202,391	5,477,150	2,275,506	6,498,498	2,343,805
Net realized gain (loss)	2,213,826	1,794,684	1,291,799	872,590	54,829	(82,064)

Realized gains (losses)	15,413,066	6,997,075	6,768,949	3,148,096	6,553,327	2,261,741

Unrealized appreciation (depreciation) during the period	(13,892,254)	15,807,053	(6,805,370)	5,167,488	(7,041,921)	5,897,984

Net increase (decrease) in net assets from operations	1,577,354	22,891,972	48,876	8,332,716	(358,050)	8,189,036

Changes from principal transactions:
Purchase payments	7,264,327	6,452,638	748,447	760,092	2,686,447	2,185,308
Transfers between sub-accounts and the company	4,934,004	1,722,247	(309,419)	(322,108)	307,195	1,568,740
Transfers on general account policy loans	(708,281)	(831,753)	(32,078)	19,929	(162,507)	(88,606)
Withdrawals	(4,767,177)	(3,084,897)	(1,653,860)	(1,390,521)	(531,445)	(482,652)
Annual contract fee	(3,858,315)	(3,138,590)	(1,608,524)	(1,487,724)	(1,327,741)	(1,039,379)

Net increase (decrease) in net assets from principal transactions	2,864,558	1,119,645	(2,855,434)	(2,420,332)	971,949	2,143,411

Total increase (decrease) in net assets	4,441,912	24,011,617	(2,806,558)	5,912,384	613,899	10,332,447
Net assets at beginning of period	86,650,408	62,638,791	29,496,179	23,583,795	32,134,590	21,802,143

Net assets at end of period	$91,092,320	$86,650,408	$26,689,621	$29,496,179	$32,748,489	$32,134,590

	2018	2017	2018	2017	2018	2017
Units, beginning of period	463,766	457,079	790,899	863,372	876,826	812,101
Units issued	76,941	71,067	81,810	15,756	187,807	183,639
Units redeemed	(62,888)	(64,380)	(151,274)	(88,229)	(164,555)	(118,914)

Units, end of period	477,819	463,766	721,435	790,899	900,078	876,826

See accompanying notes.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$55,748	$50,893	$1,643,512	$1,002,782	$388,181	$371,107
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	55,748	50,893	1,643,512	1,002,782	388,181	371,107

Realized gains (losses) on investments:
Capital gain distributions received	189,718	167,171	5,336,424	3,078,055	—	224,099
Net realized gain (loss)	19,417	65,725	(534,658)	(245,204)	(129,676)	(34,669)

Realized gains (losses)	209,135	232,896	4,801,766	2,832,851	(129,676)	189,430

Unrealized appreciation (depreciation) during the period	(247,969)	195,648	(6,163,385)	4,953,470	(385,313)	29,813

Net increase (decrease) in net assets from operations	16,914	479,437	281,893	8,789,103	(126,808)	590,350

Changes from principal transactions:
Purchase payments	208,067	195,518	6,331,069	6,697,034	462,070	494,587
Transfers between sub-accounts and the company	23,981	534,045	(152,919)	5,557,007	(489,494)	170,416
Transfers on general account policy loans	(253)	(18,980)	(309,510)	(317,483)	(46,088)	(147,159)
Withdrawals	(355,215)	(728,985)	(3,461,609)	(615,682)	(1,024,447)	(881,342)
Annual contract fee	(265,968)	(218,192)	(3,361,019)	(2,947,035)	(707,083)	(753,011)

Net increase (decrease) in net assets from principal transactions	(389,388)	(236,594)	(953,988)	8,373,841	(1,805,042)	(1,116,509)

Total increase (decrease) in net assets	(372,474)	242,843	(672,095)	17,162,944	(1,931,850)	(526,159)
Net assets at beginning of period	2,863,342	2,620,499	71,301,039	54,138,095	17,352,996	17,879,155

Net assets at end of period	$2,490,868	$2,863,342	$70,628,944	$71,301,039	$15,421,146	$17,352,996

	2018	2017	2018	2017	2018	2017
Units, beginning of period	124,935	131,659	3,100,817	2,710,774	804,188	856,789
Units issued	11,819	40,993	428,448	774,602	22,401	34,897
Units redeemed	(28,498)	(47,717)	(471,323)	(384,559)	(107,713)	(87,498)

Units, end of period	108,256	124,935	3,057,942	3,100,817	718,876	804,188

See accompanying notes.

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,601,210	$1,441,432	$147,359	$77,461	$1,728,428	$834,282
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,601,210	1,441,432	147,359	77,461	1,728,428	834,282

Realized gains (losses) on investments:
Capital gain distributions received	—	837,460	—	—	—	—
Net realized gain (loss)	(852,944)	(139,208)	164,479	(33,023)	709,137	(66,270)

Realized gains (losses)	(852,944)	698,252	164,479	(33,023)	709,137	(66,270)

Unrealized appreciation (depreciation) during the period	(1,143,167)	16,954	(1,100,305)	932,232	(11,539,411)	10,107,496

Net increase (decrease) in net assets from operations	(394,901)	2,156,638	(788,467)	976,670	(9,101,846)	10,875,508

Changes from principal transactions:
Purchase payments	5,745,330	5,583,075	162,992	87,934	5,594,978	3,762,337
Transfers between sub-accounts and the company	(3,343,220)	3,725,396	297,718	2,775,692	4,829,135	20,362,870
Transfers on general account policy loans	(463,319)	(536,116)	(59,485)	10,966	(317,597)	(453,514)
Withdrawals	(4,731,404)	(1,766,691)	(549,129)	(208,261)	(1,992,041)	(683,885)
Annual contract fee	(2,854,592)	(2,888,247)	(217,935)	(138,941)	(2,247,249)	(1,478,651)

Net increase (decrease) in net assets from principal transactions	(5,647,205)	4,117,417	(365,839)	2,527,390	5,867,226	21,509,157

Total increase (decrease) in net assets	(6,042,106)	6,274,055	(1,154,306)	3,504,060	(3,234,620)	32,384,665
Net assets at beginning of period	67,202,534	60,928,479	6,224,735	2,720,675	62,117,602	29,732,937

Net assets at end of period	$61,160,428	$67,202,534	$5,070,429	$6,224,735	$58,882,982	$62,117,602

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,874,428	3,634,667	348,258	201,982	4,324,940	2,746,637
Units issued	698,862	768,494	74,570	176,088	984,793	1,914,894
Units redeemed	(1,027,965)	(528,733)	(94,516)	(29,812)	(571,318)	(336,591)

Units, end of period	3,545,325	3,874,428	328,312	348,258	4,738,415	4,324,940

See accompanying notes.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$718,771	$939,507	$1,455,981	$1,657,104	$33,466	$37,589
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	718,771	939,507	1,455,981	1,657,104	33,466	37,589

Realized gains (losses) on investments:
Capital gain distributions received	4,822,496	3,113,327	9,355,040	5,303,333	181,653	—
Net realized gain (loss)	1,197,812	1,487,756	(10,711)	612,397	114,810	123,722

Realized gains (losses)	6,020,308	4,601,083	9,344,329	5,915,730	296,463	123,722

Unrealized appreciation (depreciation) during the period	(10,307,500)	778,827	(17,861,888)	3,284,904	(706,857)	384,558

Net increase (decrease) in net assets from operations	(3,568,421)	6,319,417	(7,061,578)	10,857,738	(376,928)	545,869

Changes from principal transactions:
Purchase payments	1,182,990	1,156,003	5,542,972	4,967,458	52,399	71,001
Transfers between sub-accounts and the company	(2,775,032)	(495,831)	(542,818)	(3,807,025)	(399,783)	(1,425,887)
Transfers on general account policy loans	(279,166)	(199,383)	(922,857)	(631,268)	(64,909)	(6,508)
Withdrawals	(2,150,265)	(1,514,758)	(2,298,448)	(2,818,743)	(138,815)	(134,508)
Annual contract fee	(2,196,870)	(2,293,085)	(2,585,972)	(2,616,215)	(109,752)	(106,648)

Net increase (decrease) in net assets from principal transactions	(6,218,343)	(3,347,054)	(807,123)	(4,905,793)	(660,860)	(1,602,550)

Total increase (decrease) in net assets	(9,786,764)	2,972,363	(7,868,701)	5,951,945	(1,037,788)	(1,056,681)
Net assets at beginning of period	43,431,943	40,459,580	75,290,720	69,338,775	3,410,933	4,467,614

Net assets at end of period	$33,645,179	$43,431,943	$67,422,019	$75,290,720	$2,373,145	$3,410,933

	2018	2017	2018	2017	2018	2017
Units, beginning of period	732,612	793,634	1,269,637	1,359,594	107,658	162,550
Units issued	11,466	12,575	146,171	135,051	4,388	51,000
Units redeemed	(116,415)	(73,597)	(159,301)	(225,008)	(24,450)	(105,892)

Units, end of period	627,663	732,612	1,256,507	1,269,637	87,596	107,658

See accompanying notes.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$138,748	$139,351	$5,438	$8,996	$100,947	$138,907
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	138,748	139,351	5,438	8,996	100,947	138,907

Realized gains (losses) on investments:
Capital gain distributions received	747,989	—	170,859	28,878	2,679,547	413,147
Net realized gain (loss)	518,211	(159,999)	29,226	60,743	984,346	855,039

Realized gains (losses)	1,266,200	(159,999)	200,085	89,621	3,663,893	1,268,186

Unrealized appreciation (depreciation) during the period	(3,025,683)	1,551,536	(358,856)	191,922	(6,596,045)	2,773,079

Net increase (decrease) in net assets from operations	(1,620,735)	1,530,888	(153,333)	290,539	(2,831,205)	4,180,172

Changes from principal transactions:
Purchase payments	703,019	687,908	36,901	17,809	1,131,371	1,001,752
Transfers between sub-accounts and the company	(651,977)	1,524,089	(35,498)	209,434	3,276,766	937,274
Transfers on general account policy loans	489,194	(87,294)	(27,181)	(123,622)	(198,254)	(222,227)
Withdrawals	(997,830)	(1,237,376)	(137,849)	(15,293)	(1,010,510)	(506,902)
Annual contract fee	(443,593)	(426,657)	(66,499)	(56,818)	(842,339)	(737,887)

Net increase (decrease) in net assets from principal transactions	(901,187)	460,670	(230,126)	31,510	2,357,034	472,010

Total increase (decrease) in net assets	(2,521,922)	1,991,558	(383,459)	322,049	(474,171)	4,652,182
Net assets at beginning of period	11,918,204	9,926,646	1,406,716	1,084,667	19,287,654	14,635,472

Net assets at end of period	$9,396,282	$11,918,204	$1,023,257	$1,406,716	$18,813,483	$19,287,654

	2018	2017	2018	2017	2018	2017
Units, beginning of period	312,059	299,659	26,801	26,389	617,770	598,924
Units issued	58,007	120,831	2,029	5,997	180,337	117,803
Units redeemed	(82,724)	(108,431)	(6,381)	(5,585)	(104,182)	(98,957)

Units, end of period	287,342	312,059	22,449	26,801	693,925	617,770

See accompanying notes.

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV		Global Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$376,214	$584,681	$593,846	$753,430	$125,983	$110,786
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	376,214	584,681	593,846	753,430	125,983	110,786

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	642,411	741,506	1,215,245	940,937	(41,591)	(40,256)

Realized gains (losses)	642,411	741,506	1,215,245	940,937	(41,591)	(40,256)

Unrealized appreciation (depreciation) during the period	(6,811,928)	4,517,759	(10,730,187)	5,435,595	(173,312)	352,721

Net increase (decrease) in net assets from operations	(5,793,303)	5,843,946	(8,921,096)	7,129,962	(88,920)	423,251

Changes from principal transactions:
Purchase payments	1,079,471	1,113,460	3,742,665	3,576,699	143,729	165,068
Transfers between sub-accounts and the company	(335,276)	(1,674,588)	4,207,284	(354,802)	236,952	(183,677)
Transfers on general account policy loans	(178,914)	(708,171)	(188,578)	(249,901)	(34,415)	248
Withdrawals	(2,233,798)	(1,515,486)	(1,557,662)	(931,572)	(290,373)	(426,217)
Annual contract fee	(1,925,392)	(2,050,846)	(1,819,165)	(1,729,783)	(246,799)	(242,700)

Net increase (decrease) in net assets from principal transactions	(3,593,909)	(4,835,631)	4,384,544	310,641	(190,906)	(687,278)

Total increase (decrease) in net assets	(9,387,212)	1,008,315	(4,536,552)	7,440,603	(279,826)	(264,027)
Net assets at beginning of period	37,050,420	36,042,105	47,967,188	40,526,585	4,904,037	5,168,064

Net assets at end of period	$27,663,208	$37,050,420	$43,430,636	$47,967,188	$4,624,211	$4,904,037

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,021,137	1,166,491	1,874,453	1,861,460	147,690	169,268
Units issued	20,531	49,551	449,839	271,449	11,797	8,635
Units redeemed	(122,720)	(194,905)	(278,814)	(258,456)	(17,533)	(30,213)

Units, end of period	918,948	1,021,137	2,045,478	1,874,453	141,954	147,690

See accompanying notes.

31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series NAV		Global Trust Series I		Global Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$963,132	$665,456	$200,603	$221,883	$580,169	$588,196
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	963,132	665,456	200,603	221,883	580,169	588,196

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	1
Net realized gain (loss)	(131,912)	(102,305)	275,931	432,278	314,032	136,423

Realized gains (losses)	(131,912)	(102,305)	275,931	432,278	314,032	136,424

Unrealized appreciation (depreciation) during the period	(1,597,515)	1,759,496	(2,069,877)	1,348,482	(5,400,656)	4,431,979

Net increase (decrease) in net assets from operations	(766,295)	2,322,647	(1,593,343)	2,002,643	(4,506,455)	5,156,599

Changes from principal transactions:
Purchase payments	3,585,555	2,810,402	429,300	421,400	3,058,483	2,928,276
Transfers between sub-accounts and the company	7,790,723	(817,908)	(321,041)	(230,145)	(168,139)	(1,333,425)
Transfers on general account policy loans	(324,866)	(152,815)	9,920	62,822	(398,473)	(210,767)
Withdrawals	(1,586,987)	(995,288)	(601,733)	(338,049)	(2,137,924)	(968,546)
Annual contract fee	(1,285,993)	(1,158,268)	(675,452)	(698,431)	(1,174,090)	(1,256,341)

Net increase (decrease) in net assets from principal transactions	8,178,432	(313,877)	(1,159,006)	(782,403)	(820,143)	(840,803)

Total increase (decrease) in net assets	7,412,137	2,008,770	(2,752,349)	1,220,240	(5,326,598)	4,315,796
Net assets at beginning of period	28,799,787	26,791,017	12,176,041	10,955,801	31,879,295	27,563,499

Net assets at end of period	$36,211,924	$28,799,787	$9,423,692	$12,176,041	$26,552,697	$31,879,295

	2018	2017	2018	2017	2018	2017
Units, beginning of period	863,987	873,741	313,287	335,109	1,515,103	1,557,573
Units issued	382,230	172,201	8,539	14,076	175,803	135,142
Units redeemed	(140,644)	(181,955)	(38,270)	(35,898)	(216,337)	(177,612)

Units, end of period	1,105,573	863,987	283,556	313,287	1,474,569	1,515,103

See accompanying notes.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$805,031	$732,906
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	805,031	732,906

Realized gains (losses) on investments:
Capital gain distributions received	1,200,992	1,320,180	4,496,625	3,944,675	—	—
Net realized gain (loss)	(1,619,130)	(222,125)	(1,978,452)	(2,219,892)	(438,072)	(140,788)

Realized gains (losses)	(418,138)	1,098,055	2,518,173	1,724,783	(438,072)	(140,788)

Unrealized appreciation (depreciation) during the period	479,523	1,657,260	(2,544,336)	7,480,238	(729,581)	367,506

Net increase (decrease) in net assets from operations	61,385	2,755,315	(26,163)	9,205,021	(362,622)	959,624

Changes from principal transactions:
Purchase payments	151,163	157,518	3,882,806	3,209,913	594,723	590,309
Transfers between sub-accounts and the company	(1,230,265)	1,986,951	2,232,818	(772,130)	152,441	222,479
Transfers on general account policy loans	(232,039)	(24,155)	(496,061)	(293,575)	(32,201)	(28,153)
Withdrawals	(510,994)	(278,801)	(1,353,871)	(2,080,527)	(2,025,058)	(509,431)
Annual contract fee	(431,917)	(411,102)	(1,900,308)	(1,731,877)	(647,943)	(647,247)

Net increase (decrease) in net assets from principal transactions	(2,254,052)	1,430,411	2,365,384	(1,668,196)	(1,958,038)	(372,043)

Total increase (decrease) in net assets	(2,192,667)	4,185,726	2,339,221	7,536,825	(2,320,660)	587,581
Net assets at beginning of period	13,855,258	9,669,532	42,047,374	34,510,549	13,428,818	12,841,237

Net assets at end of period	$11,662,591	$13,855,258	$44,386,595	$42,047,374	$11,108,158	$13,428,818

	2018	2017	2018	2017	2018	2017
Units, beginning of period	156,156	138,957	607,029	635,767	366,078	376,317
Units issued	26,216	29,444	112,345	99,273	27,810	26,503
Units redeemed	(51,825)	(12,245)	(83,429)	(128,011)	(81,680)	(36,742)

Units, end of period	130,547	156,156	635,945	607,029	312,208	366,078

See accompanying notes.

33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,037,194	$1,733,705	$303,410	$296,534	$1,942,637	$1,452,897
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,037,194	1,733,705	303,410	296,534	1,942,637	1,452,897

Realized gains (losses) on investments:
Capital gain distributions received	—	—	4,444	—	27,148	—
Net realized gain (loss)	(695,353)	(364,035)	826,845	185,806	984,265	490,985

Realized gains (losses)	(695,353)	(364,035)	831,289	185,806	1,011,413	490,985

Unrealized appreciation (depreciation) during the period	(2,337,463)	804,573	(3,082,605)	2,647,954	(14,664,872)	12,754,444

Net increase (decrease) in net assets from operations	(995,622)	2,174,243	(1,947,906)	3,130,294	(11,710,822)	14,698,326

Changes from principal transactions:
Purchase payments	2,390,571	2,168,227	388,103	389,327	6,822,961	5,490,149
Transfers between sub-accounts and the company	1,142,357	880,486	(676,510)	1,217,318	10,078,662	6,235,510
Transfers on general account policy loans	(193,911)	(323,699)	(27,962)	184,058	(666,297)	(370,724)
Withdrawals	(2,219,725)	(561,629)	(677,395)	(641,876)	(1,126,060)	(977,343)
Annual contract fee	(1,365,101)	(1,317,514)	(642,208)	(609,992)	(2,370,446)	(2,110,117)

Net increase (decrease) in net assets from principal transactions	(245,809)	845,871	(1,635,972)	538,835	12,738,820	8,267,475

Total increase (decrease) in net assets	(1,241,431)	3,020,114	(3,583,878)	3,669,129	1,027,998	22,965,801
Net assets at beginning of period	31,838,303	28,818,189	14,854,926	11,185,797	73,049,402	50,083,601

Net assets at end of period	$30,596,872	$31,838,303	$11,271,048	$14,854,926	$74,077,400	$73,049,402

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,312,779	1,276,928	1,025,077	982,629	1,282,976	1,121,042
Units issued	351,114	193,755	162,228	136,669	379,809	266,234
Units redeemed	(362,975)	(157,904)	(281,923)	(94,221)	(148,178)	(104,300)

Units, end of period	1,300,918	1,312,779	905,382	1,025,077	1,514,607	1,282,976

See accompanying notes.

34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series I		International Growth Stock Trust Series NAV		International Small Company Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$43,137	$38,471	$294,422	$241,075	$83,307	$110,285
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	43,137	38,471	294,422	241,075	83,307	110,285

Realized gains (losses) on investments:
Capital gain distributions received	78,095	—	523,214	—	—	—
Net realized gain (loss)	105,943	32,809	291,934	558,760	497,085	142,527

Realized gains (losses)	184,038	32,809	815,148	558,760	497,085	142,527

Unrealized appreciation (depreciation) during the period	(638,025)	450,079	(3,757,373)	2,333,544	(1,984,794)	1,638,245

Net increase (decrease) in net assets from operations	(410,850)	521,359	(2,647,803)	3,133,379	(1,404,402)	1,891,057

Changes from principal transactions:
Purchase payments	119,724	114,796	1,799,621	1,709,371	228,913	212,050
Transfers between sub-accounts and the company	(69,923)	58,828	(763,909)	1,436,900	(2,114,774)	1,966,750
Transfers on general account policy loans	5,661	7,923	(302,229)	(82,038)	(40,532)	(48,560)
Withdrawals	(123,559)	(8,688)	(330,371)	(1,440,999)	(300,650)	(200,982)
Annual contract fee	(103,240)	(103,529)	(777,398)	(729,127)	(369,628)	(353,579)

Net increase (decrease) in net assets from principal transactions	(171,337)	69,330	(374,286)	894,107	(2,596,671)	1,575,679

Total increase (decrease) in net assets	(582,187)	590,689	(3,022,089)	4,027,486	(4,001,073)	3,466,736
Net assets at beginning of period	2,916,571	2,325,882	18,120,277	14,092,791	9,370,815	5,904,079

Net assets at end of period	$2,334,384	$2,916,571	$15,098,188	$18,120,277	$5,369,742	$9,370,815

	2018	2017	2018	2017	2018	2017
Units, beginning of period	199,797	194,161	1,237,734	1,173,493	457,214	372,932
Units issued	44,558	16,613	288,075	348,315	19,059	158,929
Units redeemed	(57,478)	(10,977)	(320,617)	(284,074)	(148,377)	(74,647)

Units, end of period	186,877	199,797	1,205,192	1,237,734	327,896	457,214

See accompanying notes.

35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series NAV		International Value Trust Series I		International Value Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$366,729	$385,080	$559,615	$445,968	$1,101,547	$782,354
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	366,729	385,080	559,615	445,968	1,101,547	782,354

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	1	—	—
Net realized gain (loss)	832,474	730,406	605,707	898,309	317,284	661,507

Realized gains (losses)	832,474	730,406	605,707	898,310	317,284	661,507

Unrealized appreciation (depreciation) during the period	(7,542,339)	5,340,342	(4,680,645)	2,626,642	(8,054,495)	4,834,654

Net increase (decrease) in net assets from operations	(6,343,136)	6,455,828	(3,515,323)	3,970,920	(6,635,664)	6,278,515

Changes from principal transactions:
Purchase payments	2,691,641	2,372,869	859,529	825,461	3,218,705	3,071,554
Transfers between sub-accounts and the company	2,560,916	1,351,124	(295,224)	(1,805,689)	1,585,483	2,010,648
Transfers on general account policy loans	(562,360)	(315,008)	(111,543)	(102,956)	(182,322)	(322,976)
Withdrawals	(1,077,164)	(511,336)	(1,385,528)	(1,339,117)	(1,617,513)	(1,890,381)
Annual contract fee	(976,005)	(922,931)	(1,272,632)	(1,332,290)	(1,710,832)	(1,662,654)

Net increase (decrease) in net assets from principal transactions	2,637,028	1,974,718	(2,205,398)	(3,754,591)	1,293,521	1,206,191

Total increase (decrease) in net assets	(3,706,108)	8,430,546	(5,720,721)	216,329	(5,342,143)	7,484,706
Net assets at beginning of period	29,173,612	20,743,066	25,120,808	24,904,479	43,337,283	35,852,577

Net assets at end of period	$25,467,504	$29,173,612	$19,400,087	$25,120,808	$37,995,140	$43,337,283

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,417,050	1,305,742	865,561	1,005,167	2,311,755	2,242,445
Units issued	333,388	274,524	38,225	14,845	356,766	397,994
Units redeemed	(202,691)	(163,216)	(117,066)	(154,451)	(285,159)	(328,684)

Units, end of period	1,547,747	1,417,050	786,720	865,561	2,383,362	2,311,755

See accompanying notes.

36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV		Lifestyle Aggressive Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$261,359	$269,367	$492,986	$428,844	$206,120	$103,211
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	261,359	269,367	492,986	428,844	206,120	103,211

Realized gains (losses) on investments:
Capital gain distributions received	67,563	43,780	125,585	65,360	244,226	72,398
Net realized gain (loss)	(80,384)	(59,078)	(183,335)	(73,793)	349,254	14,400

Realized gains (losses)	(12,821)	(15,298)	(57,750)	(8,433)	593,480	86,798

Unrealized appreciation (depreciation) during the period	(339,982)	208,500	(539,653)	229,594	(1,911,253)	778,153

Net increase (decrease) in net assets from operations	(91,444)	462,569	(104,417)	650,005	(1,111,653)	968,162

Changes from principal transactions:
Purchase payments	428,416	419,653	1,802,394	1,468,930	349,318	182,022
Transfers between sub-accounts and the company	257,225	277,458	590,992	3,031,547	5,162,540	3,263,894
Transfers on general account policy loans	(39,833)	23,604	(107,993)	(29,372)	(15)	—
Withdrawals	(657,282)	(538,358)	(451,558)	(367,397)	13,703	(1,110)
Annual contract fee	(782,644)	(805,525)	(708,609)	(631,543)	(352,955)	(224,304)

Net increase (decrease) in net assets from principal transactions	(794,118)	(623,168)	1,125,226	3,472,165	5,172,591	3,220,502

Total increase (decrease) in net assets	(885,562)	(160,599)	1,020,809	4,122,170	4,060,938	4,188,664
Net assets at beginning of period	10,248,925	10,409,524	16,751,526	12,629,356	6,467,259	2,278,595

Net assets at end of period	$9,363,363	$10,248,925	$17,772,335	$16,751,526	$10,528,197	$6,467,259

	2018	2017	2018	2017	2018	2017
Units, beginning of period	279,745	297,205	967,132	763,224	455,491	195,531
Units issued	15,176	18,817	240,435	311,822	524,739	276,502
Units redeemed	(37,237)	(36,277)	(174,501)	(107,914)	(166,633)	(16,542)

Units, end of period	257,684	279,745	1,033,066	967,132	813,597	455,491

See accompanying notes.

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV		Lifestyle Growth Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,811,925	$1,411,601	$109,800	$91,335	$25,889	$28,487
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,811,925	1,411,601	109,800	91,335	25,889	28,487

Realized gains (losses) on investments:
Capital gain distributions received	1,094,715	631,211	37,105	18,298	17,675	4,844
Net realized gain (loss)	54,003	(1,412)	(5,138)	(588)	52,493	6,258

Realized gains (losses)	1,148,718	629,799	31,967	17,710	70,168	11,102

Unrealized appreciation (depreciation) during the period	(6,236,351)	4,346,975	(212,432)	104,378	(161,143)	60,736

Net increase (decrease) in net assets from operations	(3,275,708)	6,388,375	(70,665)	213,423	(65,086)	100,325

Changes from principal transactions:
Purchase payments	9,946,516	8,362,946	293,080	254,987	20,667	13,925
Transfers between sub-accounts and the company	8,027,889	10,403,659	709,920	509,459	(60,088)	991,297
Transfers on general account policy loans	(105,676)	(101,069)	6,519	(530)	(535)	—
Withdrawals	(380,914)	(474,249)	(18,579)	(2,527)	(303,711)	25
Annual contract fee	(6,980,189)	(5,620,535)	(286,213)	(230,777)	(64,579)	(25,940)

Net increase (decrease) in net assets from principal transactions	10,507,626	12,570,752	704,727	530,612	(408,246)	979,307

Total increase (decrease) in net assets	7,231,918	18,959,127	634,062	744,035	(473,332)	1,079,632
Net assets at beginning of period	64,648,485	45,689,358	3,601,038	2,857,003	1,580,367	500,735

Net assets at end of period	$71,880,403	$64,648,485	$4,235,100	$3,601,038	$1,107,035	$1,580,367

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,050,715	4,011,283	303,928	258,041	133,420	49,096
Units issued	1,130,057	1,149,255	80,787	56,119	1,291	92,885
Units redeemed	(307,515)	(109,823)	(20,266)	(10,232)	(35,161)	(8,561)

Units, end of period	5,873,257	5,050,715	364,449	303,928	99,550	133,420

See accompanying notes.

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$7,329,150	$5,779,132	$548,958	$431,952	$47,248	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	7,329,150	5,779,132	548,958	431,952	47,248	—

Realized gains (losses) on investments:
Capital gain distributions received	4,027,795	1,168,275	293,637	148,264	2,961,184	1,686,620
Net realized gain (loss)	1,795,825	677,204	1,063	6,935	227,067	411,131

Realized gains (losses)	5,823,620	1,845,479	294,700	155,199	3,188,251	2,097,751

Unrealized appreciation (depreciation) during the period	(32,958,950)	14,237,792	(1,609,032)	989,953	(5,484,883)	531,051

Net increase (decrease) in net assets from operations	(19,806,180)	21,862,403	(765,374)	1,577,104	(2,249,384)	2,628,802

Changes from principal transactions:
Purchase payments	30,201,394	16,750,227	2,647,084	2,238,910	1,113,008	1,115,347
Transfers between sub-accounts and the company	8,628,448	187,734,041	2,989,684	3,320,674	(758,854)	(1,039,100)
Transfers on general account policy loans	(1,004,392)	(153,999)	(10,873)	3,354	(76,743)	(17,652)
Withdrawals	(3,821,848)	(3,713,064)	(287,820)	(99,399)	(249,201)	(398,769)
Annual contract fee	(19,923,715)	(10,723,926)	(1,974,244)	(1,590,863)	(634,268)	(598,528)

Net increase (decrease) in net assets from principal transactions	14,079,887	189,893,279	3,363,831	3,872,676	(606,058)	(938,702)

Total increase (decrease) in net assets	(5,726,293)	211,755,682	2,598,457	5,449,780	(2,855,442)	1,690,100
Net assets at beginning of period	312,362,191	100,606,509	18,783,665	13,333,885	16,198,363	14,508,263

Net assets at end of period	$306,635,898	$312,362,191	$21,382,122	$18,783,665	$13,342,921	$16,198,363

	2018	2017	2018	2017	2018	2017
Units, beginning of period	23,202,839	8,683,823	1,505,333	1,181,426	141,462	150,799
Units issued	2,421,413	15,180,775	391,588	405,328	18,563	16,179
Units redeemed	(1,374,839)	(661,759)	(120,625)	(81,421)	(24,296)	(25,516)

Units, end of period	24,249,413	23,202,839	1,776,296	1,505,333	135,729	141,462

See accompanying notes.

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M International Equity		M Large Cap Growth		M Large Cap Value
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$135,037	$226,442	$—	$—	$203,510	$189,930
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	135,037	226,442	—	—	203,510	189,930

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,861,833	429,461	1,005,526	633,669
Net realized gain (loss)	317,222	65,914	286,107	424,498	25,235	159,611

Realized gains (losses)	317,222	65,914	2,147,940	853,959	1,030,761	793,280

Unrealized appreciation (depreciation) during the period	(2,647,034)	2,495,060	(2,928,577)	3,846,021	(2,904,153)	800,631

Net increase (decrease) in net assets from operations	(2,194,775)	2,787,416	(780,637)	4,699,980	(1,669,882)	1,783,841

Changes from principal transactions:
Purchase payments	723,488	953,692	1,514,517	1,127,387	1,133,321	1,078,909
Transfers between sub-accounts and the company	(4,558,420)	3,675	233,102	(1,336,888)	200,882	(196,548)
Transfers on general account policy loans	(39,536)	(198,129)	(99,016)	13,081	(105,300)	19,830
Withdrawals	(238,283)	(135,894)	(336,555)	(396,580)	(220,384)	(252,068)
Annual contract fee	(409,312)	(479,245)	(744,360)	(637,823)	(613,597)	(528,740)

Net increase (decrease) in net assets from principal transactions	(4,522,063)	144,099	567,688	(1,230,823)	394,922	121,383

Total increase (decrease) in net assets	(6,716,838)	2,931,515	(212,949)	3,469,157	(1,274,960)	1,905,224
Net assets at beginning of period	14,613,777	11,682,262	15,980,068	12,510,911	13,609,469	11,704,245

Net assets at end of period	$7,896,939	$14,613,777	$15,767,119	$15,980,068	$12,334,509	$13,609,469

	2018	2017	2018	2017	2018	2017
Units, beginning of period	371,299	368,200	217,690	236,857	455,589	450,559
Units issued	39,448	53,455	33,984	22,462	76,810	57,356
Units redeemed	(158,153)	(50,356)	(25,694)	(41,629)	(62,819)	(52,326)

Units, end of period	252,594	371,299	225,980	217,690	469,580	455,589

See accompanying notes.

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series NAV		Managed Volatility Balanced Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$285,693	$234,648	$4,067,119	$3,230,767	$1,301,223	$1,322,163
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	285,693	234,648	4,067,119	3,230,767	1,301,223	1,322,163

Realized gains (losses) on investments:
Capital gain distributions received	917,337	—	12,628,541	—	3,838,320	2,191,938
Net realized gain (loss)	304,678	794,993	5,125,415	5,730,374	1,363,565	1,573,158

Realized gains (losses)	1,222,015	794,993	17,753,956	5,730,374	5,201,885	3,765,096

Unrealized appreciation (depreciation) during the period	(2,663,749)	1,805,170	(37,491,649)	27,261,620	(9,150,742)	2,618,880

Net increase (decrease) in net assets from operations	(1,156,041)	2,834,811	(15,670,574)	36,222,761	(2,647,634)	7,706,139

Changes from principal transactions:
Purchase payments	503,911	553,204	15,559,646	15,779,117	1,286,175	1,246,680
Transfers between sub-accounts and the company	43,658	(623,214)	(3,224,015)	(8,358,569)	(1,761,948)	1,557,384
Transfers on general account policy loans	(51,102)	(183,864)	(308,397)	(1,141,622)	216,637	(16,203)
Withdrawals	(482,483)	(1,113,672)	(5,159,981)	(4,604,564)	(4,128,618)	(1,789,481)
Annual contract fee	(630,221)	(621,830)	(8,597,854)	(9,009,112)	(2,560,112)	(2,578,868)

Net increase (decrease) in net assets from principal transactions	(616,237)	(1,989,376)	(1,730,601)	(7,334,750)	(6,947,866)	(1,580,488)

Total increase (decrease) in net assets	(1,772,278)	845,435	(17,401,175)	28,888,011	(9,595,500)	6,125,651
Net assets at beginning of period	14,338,686	13,493,251	192,188,291	163,300,280	62,006,303	55,880,652

Net assets at end of period	$12,566,408	$14,338,686	$174,787,116	$192,188,291	$52,410,803	$62,006,303

	2018	2017	2018	2017	2018	2017
Units, beginning of period	390,364	451,177	8,724,396	9,108,828	1,500,398	1,543,280
Units issued	11,220	9,936	616,403	666,552	43,353	77,545
Units redeemed	(27,848)	(70,749)	(686,207)	(1,050,984)	(210,408)	(120,427)

Units, end of period	373,736	390,364	8,654,592	8,724,396	1,333,343	1,500,398

See accompanying notes.

41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$10,540,644	$9,733,277	$78,051	$82,561	$910,869	$891,833
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	10,540,644	9,733,277	78,051	82,561	910,869	891,833

Realized gains (losses) on investments:
Capital gain distributions received	29,561,169	15,919,263	90,908	61,499	989,471	624,710
Net realized gain (loss)	2,994,619	5,560,125	(109,468)	(73,799)	(732,545)	(591,070)

Realized gains (losses)	32,555,788	21,479,388	(18,560)	(12,300)	256,926	33,640

Unrealized appreciation (depreciation) during the period	(64,132,662)	24,944,841	(127,677)	183,909	(1,949,003)	1,721,746

Net increase (decrease) in net assets from operations	(21,036,230)	56,157,506	(68,186)	254,170	(781,208)	2,647,219

Changes from principal transactions:
Purchase payments	34,098,449	37,229,490	76,820	128,970	3,172,963	3,469,967
Transfers between sub-accounts and the company	(4,002,540)	(4,716,893)	181,517	10,738	(204,176)	(709,109)
Transfers on general account policy loans	(1,737,987)	(1,724,266)	(12,379)	51,568	(70,408)	27,405
Withdrawals	(13,716,527)	(14,583,248)	(361,274)	(150,971)	(2,301,055)	(1,976,566)
Annual contract fee	(24,638,308)	(25,171,283)	(260,881)	(272,146)	(2,079,003)	(2,133,092)

Net increase (decrease) in net assets from principal transactions	(9,996,913)	(8,966,200)	(376,197)	(231,841)	(1,481,679)	(1,321,395)

Total increase (decrease) in net assets	(31,033,143)	47,191,306	(444,383)	22,329	(2,262,887)	1,325,824
Net assets at beginning of period	447,516,634	400,325,328	3,314,381	3,292,052	35,298,933	33,973,109

Net assets at end of period	$416,483,491	$447,516,634	$2,869,998	$3,314,381	$33,036,046	$35,298,933

	2018	2017	2018	2017	2018	2017
Units, beginning of period	21,747,190	22,207,129	83,757	89,696	1,903,845	1,977,908
Units issued	1,054,539	1,216,512	7,572	8,686	175,496	224,952
Units redeemed	(1,537,653)	(1,676,451)	(17,189)	(14,625)	(257,263)	(299,015)

Units, end of period	21,264,076	21,747,190	74,140	83,757	1,822,078	1,903,845

See accompanying notes.

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,528,534	$1,399,155	$13,971,864	$12,484,184	$331,022	$324,073
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,528,534	1,399,155	13,971,864	12,484,184	331,022	324,073

Realized gains (losses) on investments:
Capital gain distributions received	5,952,874	2,580,887	53,073,674	22,075,989	835,441	450,098
Net realized gain (loss)	2,428,646	3,168,060	13,821,734	11,082,497	(49,844)	6,379

Realized gains (losses)	8,381,520	5,748,947	66,895,408	33,158,486	785,597	456,477

Unrealized appreciation (depreciation) during the period	(14,406,965)	5,012,807	(121,462,659)	55,470,236	(1,642,378)	799,138

Net increase (decrease) in net assets from operations	(4,496,911)	12,160,909	(40,595,387)	101,112,906	(525,759)	1,579,688

Changes from principal transactions:
Purchase payments	2,399,749	2,525,256	55,277,086	60,691,679	225,871	229,812
Transfers between sub-accounts and the company	300,384	(3,228,728)	(6,666,089)	(8,451,749)	(227,011)	(38,042)
Transfers on general account policy loans	(178,143)	10,200	(4,961,203)	(3,472,150)	(9,700)	243,208
Withdrawals	(2,732,401)	(4,568,359)	(27,580,947)	(21,655,283)	(514,971)	(667,228)
Annual contract fee	(3,542,199)	(3,450,486)	(34,161,186)	(35,198,176)	(645,705)	(632,230)

Net increase (decrease) in net assets from principal transactions	(3,752,610)	(8,712,117)	(18,092,339)	(8,085,679)	(1,171,516)	(864,480)

Total increase (decrease) in net assets	(8,249,521)	3,448,792	(58,687,726)	93,027,227	(1,697,275)	715,208
Net assets at beginning of period	73,320,422	69,871,630	640,383,574	547,356,347	14,344,284	13,629,076

Net assets at end of period	$65,070,901	$73,320,422	$581,695,848	$640,383,574	$12,647,009	$14,344,284

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,865,034	2,107,664	30,337,018	30,780,881	342,224	363,787
Units issued	45,903	35,698	1,690,679	2,317,407	3,609	11,544
Units redeemed	(139,841)	(278,328)	(2,537,958)	(2,761,270)	(31,580)	(33,107)

Units, end of period	1,771,096	1,865,034	29,489,739	30,337,018	314,253	342,224

See accompanying notes.

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,412,334	$2,390,072	$313,677	$102,459	$812,207	$305,081
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,412,334	2,390,072	313,677	102,459	812,207	305,081

Realized gains (losses) on investments:
Capital gain distributions received	5,879,302	2,945,005	1,933,441	878,988	4,724,734	2,994,070
Net realized gain (loss)	(389,755)	105,558	61,387	823,193	1,269,592	695,554

Realized gains (losses)	5,489,547	3,050,563	1,994,828	1,702,181	5,994,326	3,689,624

Unrealized appreciation (depreciation) during the period	(11,448,455)	4,861,720	(5,342,568)	872,941	(14,645,222)	3,677,511

Net increase (decrease) in net assets from operations	(3,546,574)	10,302,355	(3,034,063)	2,677,581	(7,838,689)	7,672,216

Changes from principal transactions:
Purchase payments	9,135,530	9,528,097	501,758	362,347	5,427,784	4,135,234
Transfers between sub-accounts and the company	(8,386,030)	7,374,252	(356,383)	12,221,104	643,396	16,703,704
Transfers on general account policy loans	(490,394)	(1,150,501)	(321,244)	(58,359)	(470,567)	(691,958)
Withdrawals	(3,700,276)	(2,046,629)	(1,135,077)	(816,907)	(2,545,111)	(1,279,915)
Annual contract fee	(5,511,746)	(5,454,112)	(1,325,560)	(781,103)	(2,618,478)	(1,978,065)

Net increase (decrease) in net assets from principal transactions	(8,952,916)	8,251,107	(2,636,506)	10,927,082	437,024	16,889,000

Total increase (decrease) in net assets	(12,499,490)	18,553,462	(5,670,569)	13,604,663	(7,401,665)	24,561,216
Net assets at beginning of period	103,791,971	85,238,509	29,470,072	15,865,409	67,588,547	43,027,331

Net assets at end of period	$91,292,481	$103,791,971	$23,799,503	$29,470,072	$60,186,882	$67,588,547

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,139,787	4,728,247	516,844	322,241	1,804,976	1,331,350
Units issued	384,110	843,118	10,293	277,120	258,627	699,956
Units redeemed	(817,946)	(431,578)	(55,740)	(82,517)	(248,365)	(226,330)

Units, end of period	4,705,951	5,139,787	471,397	516,844	1,815,238	1,804,976

See accompanying notes.

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV		Mid Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$100,294	$129,769
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	100,294	129,769

Realized gains (losses) on investments:
Capital gain distributions received	2,470,831	427,136	4,061,342	590,026	1,022,496	1,214,426
Net realized gain (loss)	1,504,443	361,347	417,952	(93,262)	(44,177)	87,849

Realized gains (losses)	3,975,274	788,483	4,479,294	496,764	978,319	1,302,275

Unrealized appreciation (depreciation) during the period	(4,130,063)	4,211,385	(5,320,569)	6,281,003	(2,394,176)	16,891

Net increase (decrease) in net assets from operations	(154,789)	4,999,868	(841,275)	6,777,767	(1,315,563)	1,448,935

Changes from principal transactions:
Purchase payments	490,742	495,204	2,563,157	2,459,508	270,249	264,773
Transfers between sub-accounts and the company	358,108	(563,986)	4,910,422	821,380	(375,293)	(1,253,566)
Transfers on general account policy loans	(84,834)	159,239	(378,225)	(200,884)	(52,228)	(40,608)
Withdrawals	(1,417,573)	(908,473)	(1,249,200)	(2,335,327)	(577,223)	(463,647)
Annual contract fee	(1,078,420)	(1,034,931)	(1,454,307)	(1,121,898)	(523,890)	(543,135)

Net increase (decrease) in net assets from principal transactions	(1,731,977)	(1,852,947)	4,391,847	(377,221)	(1,258,385)	(2,036,183)

Total increase (decrease) in net assets	(1,886,766)	3,146,921	3,550,572	6,400,546	(2,573,948)	(587,248)
Net assets at beginning of period	21,463,917	18,316,996	30,902,772	24,502,226	13,494,713	14,081,961

Net assets at end of period	$19,577,151	$21,463,917	$34,453,344	$30,902,772	$10,920,765	$13,494,713

	2018	2017	2018	2017	2018	2017
Units, beginning of period	475,931	522,065	314,358	320,684	389,154	452,518
Units issued	33,715	25,240	88,393	67,984	8,970	10,274
Units redeemed	(68,681)	(71,374)	(46,780)	(74,310)	(44,904)	(73,638)

Units, end of period	440,965	475,931	355,971	314,358	353,220	389,154

See accompanying notes.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust Series I		Money-Market Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$253,400	$294,150	$391,743	$164,000	$1,300,319	$593,723
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	253,400	294,150	391,743	164,000	1,300,319	593,723

Realized gains (losses) on investments:
Capital gain distributions received	2,408,060	2,549,544	—	317	7	995
Net realized gain (loss)	(180,264)	100,322	—	—	—	—

Realized gains (losses)	2,227,796	2,649,866	—	317	7	995

Unrealized appreciation (depreciation) during the period	(5,701,023)	134,834	—	4	—	(1)

Net increase (decrease) in net assets from operations	(3,219,827)	3,078,850	391,743	164,321	1,300,326	594,717

Changes from principal transactions:
Purchase payments	2,326,258	2,180,222	1,898,273	2,535,316	111,789,766	112,105,444
Transfers between sub-accounts and the company	1,691,514	(1,073,093)	8,659,483	1,860,878	(100,274,112)	(122,509,868)
Transfers on general account policy loans	(217,597)	(210,066)	819,297	(1,608,540)	(827,156)	(1,491,163)
Withdrawals	(1,326,015)	(680,271)	(5,146,454)	(9,195,473)	4,825,586	(144,974)
Annual contract fee	(1,176,241)	(1,201,915)	(2,731,882)	(2,854,152)	(6,167,116)	(7,008,288)

Net increase (decrease) in net assets from principal transactions	1,297,919	(985,123)	3,498,717	(9,261,971)	9,346,968	(19,048,849)

Total increase (decrease) in net assets	(1,921,908)	2,093,727	3,890,460	(9,097,650)	10,647,294	(18,454,132)
Net assets at beginning of period	28,888,722	26,794,995	25,942,096	35,039,746	91,727,404	110,181,536

Net assets at end of period	$26,966,814	$28,888,722	$29,832,556	$25,942,096	$102,374,698	$91,727,404

	2018	2017	2018	2017	2018	2017
Units, beginning of period	541,810	560,117	1,045,888	1,420,598	9,104,460	11,007,435
Units issued	111,560	111,085	544,816	299,637	11,380,820	11,836,694
Units redeemed	(87,106)	(129,392)	(406,404)	(674,347)	(10,482,772)	(13,739,669)

Units, end of period	566,264	541,810	1,184,300	1,045,888	10,002,508	9,104,460

See accompanying notes.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$953,792	$1,210,118	$400,433	$139,509	$787,695	$296,050
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	953,792	1,210,118	400,433	139,509	787,695	296,050

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(103,093)	(136,636)	2,102,196	1,088,593	1,637,554	2,187,723

Realized gains (losses)	(103,093)	(136,636)	2,102,196	1,088,593	1,637,554	2,187,723

Unrealized appreciation (depreciation) during the period	(2,757,744)	2,205,012	(3,330,105)	389,056	(4,297,112)	702,524

Net increase (decrease) in net assets from operations	(1,907,045)	3,278,494	(827,476)	1,617,158	(1,871,863)	3,186,297

Changes from principal transactions:
Purchase payments	2,305,484	1,390,123	478,893	504,936	4,182,685	4,630,665
Transfers between sub-accounts and the company	4,750,265	4,492,748	(1,017,457)	(818,110)	(7,128,901)	(3,650,452)
Transfers on general account policy loans	29,266	42,712	(191,594)	(131,274)	(436,941)	(873,948)
Withdrawals	(1,650,541)	(985,939)	(1,834,858)	(1,060,844)	(1,694,279)	(1,177,105)
Annual contract fee	(1,100,922)	(964,472)	(1,102,665)	(1,208,989)	(1,927,448)	(2,154,332)

Net increase (decrease) in net assets from principal transactions	4,333,552	3,975,172	(3,667,681)	(2,714,281)	(7,004,884)	(3,225,172)

Total increase (decrease) in net assets	2,426,507	7,253,666	(4,495,157)	(1,097,123)	(8,876,747)	(38,875)
Net assets at beginning of period	30,167,421	22,913,755	26,663,685	27,760,808	53,030,200	53,069,075

Net assets at end of period	$32,593,928	$30,167,421	$22,168,528	$26,663,685	$44,153,453	$53,030,200

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,613,893	1,369,696	137,652	152,252	326,744	347,455
Units issued	409,869	404,328	1,495	2,111	40,786	42,882
Units redeemed	(172,294)	(160,131)	(20,594)	(16,711)	(85,830)	(63,593)

Units, end of period	1,851,468	1,613,893	118,553	137,652	281,700	326,744

See accompanying notes.

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Select Bond Trust Series I
	2018	2017	2018	2017	2018 (a)	2017
Income:
Dividend distributions received	$—	$12,062	$—	$21,551	$87,797	$101,624
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	12,062	—	21,551	87,797	101,624

Realized gains (losses) on investments:
Capital gain distributions received	3,845,254	1,290,300	4,742,616	1,367,164	—	—
Net realized gain (loss)	814,185	620,579	761,746	330,787	(30,254)	(14,386)

Realized gains (losses)	4,659,439	1,910,879	5,504,362	1,697,951	(30,254)	(14,386)

Unrealized appreciation (depreciation) during the period	(4,461,297)	5,456,073	(5,931,820)	6,368,551	(79,024)	41,551

Net increase (decrease) in net assets from operations	198,142	7,379,014	(427,458)	8,088,053	(21,481)	128,789

Changes from principal transactions:
Purchase payments	454,926	496,022	2,253,766	1,893,093	93,036	89,415
Transfers between sub-accounts and the company	(1,978,300)	2,687,800	4,524,350	1,702,606	(157,980)	(5,598)
Transfers on general account policy loans	(282,963)	47,491	143,823	(140,119)	33,869	(136,424)
Withdrawals	(1,706,573)	(442,380)	(1,779,926)	(1,745,839)	(277,782)	(102,761)
Annual contract fee	(1,212,926)	(1,103,311)	(1,296,622)	(1,049,169)	(192,955)	(196,710)

Net increase (decrease) in net assets from principal transactions	(4,725,836)	1,685,622	3,845,391	660,572	(501,812)	(352,078)

Total increase (decrease) in net assets	(4,527,694)	9,064,636	3,417,933	8,748,625	(523,293)	(223,289)
Net assets at beginning of period	25,956,864	16,892,228	28,379,763	19,631,138	3,592,149	3,815,438

Net assets at end of period	$21,429,170	$25,956,864	$31,797,696	$28,379,763	$3,068,856	$3,592,149

	2018	2017	2018	2017	2018	2017
Units, beginning of period	469,232	430,963	646,311	631,328	300,657	331,065
Units issued	13,598	96,022	195,767	156,640	13,283	31,697
Units redeemed	(93,074)	(57,753)	(113,793)	(141,657)	(55,972)	(62,105)

Units, end of period	389,756	469,232	728,285	646,311	257,968	300,657

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

See accompanying notes.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series NAV		Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV
	2018 (b)	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$694,654	$667,692	$113,376	$87,888	$460,925	$263,149
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	694,654	667,692	113,376	87,888	460,925	263,149

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(146,679)	(42,738)	(145,026)	(49,727)	(188,622)	(139,399)

Realized gains (losses)	(146,679)	(42,738)	(145,026)	(49,727)	(188,622)	(139,399)

Unrealized appreciation (depreciation) during the period	(625,959)	202,776	71,887	(5,007)	(68,410)	(21,081)

Net increase (decrease) in net assets from operations	(77,984)	827,730	40,237	33,154	203,893	102,669

Changes from principal transactions:
Purchase payments	2,667,000	2,783,925	678,529	520,317	2,216,389	2,211,772
Transfers between sub-accounts and the company	231,294	1,558,917	(532,768)	785,544	1,153,260	1,431,600
Transfers on general account policy loans	(200,209)	(152,866)	41,871	20,782	(210,895)	742,328
Withdrawals	(796,251)	(644,326)	(361,953)	(162,583)	(385,090)	(931,441)
Annual contract fee	(1,053,386)	(1,050,458)	(793,236)	(769,075)	(725,891)	(683,217)

Net increase (decrease) in net assets from principal transactions	848,448	2,495,192	(967,557)	394,985	2,047,773	2,771,042

Total increase (decrease) in net assets	770,464	3,322,922	(927,320)	428,139	2,251,666	2,873,711
Net assets at beginning of period	23,318,542	19,995,620	6,242,260	5,814,121	19,499,311	16,625,600

Net assets at end of period	$24,089,006	$23,318,542	$5,314,940	$6,242,260	$21,750,977	$19,499,311

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,946,376	1,729,855	577,254	540,725	1,795,919	1,540,743
Units issued	347,420	869,989	75,586	106,879	460,575	480,308
Units redeemed	(275,383)	(653,468)	(165,412)	(70,350)	(270,837)	(225,132)

Units, end of period	2,018,413	1,946,376	487,428	577,254	1,985,657	1,795,919

(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series NAV.

See accompanying notes.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$108,533	$47,444	$390,291	$162,527	$134,652	$133,563
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	108,533	47,444	390,291	162,527	134,652	133,563

Realized gains (losses) on investments:
Capital gain distributions received	697,416	430,257	2,290,478	1,285,761	6,363,188	2,085,818
Net realized gain (loss)	595,555	328,835	361,646	387,517	54,066	208,683

Realized gains (losses)	1,292,971	759,092	2,652,124	1,673,278	6,417,254	2,294,501

Unrealized appreciation (depreciation) during the period	(2,619,553)	634,257	(7,677,539)	2,548,501	(10,564,221)	1,040,266

Net increase (decrease) in net assets from operations	(1,218,049)	1,440,793	(4,635,124)	4,384,306	(4,012,315)	3,468,330

Changes from principal transactions:
Purchase payments	177,426	212,875	3,132,346	2,565,370	831,079	888,208
Transfers between sub-accounts and the company	358,979	487,890	1,219,618	1,772,417	(1,272,729)	(1,463,893)
Transfers on general account policy loans	(77,895)	(39,654)	(162,658)	(267,888)	15,295	(75,999)
Withdrawals	(750,380)	(318,847)	(441,623)	(495,069)	(1,933,630)	(1,592,760)
Annual contract fee	(376,742)	(362,450)	(1,305,245)	(1,160,432)	(1,601,535)	(1,655,066)

Net increase (decrease) in net assets from principal transactions	(668,612)	(20,186)	2,442,438	2,414,398	(3,961,520)	(3,899,510)

Total increase (decrease) in net assets	(1,886,661)	1,420,607	(2,192,686)	6,798,704	(7,973,835)	(431,180)
Net assets at beginning of period	11,035,041	9,614,434	35,451,777	28,653,073	33,642,716	34,073,896

Net assets at end of period	$9,148,380	$11,035,041	$33,259,091	$35,451,777	$25,668,881	$33,642,716

	2018	2017	2018	2017	2018	2017
Units, beginning of period	256,946	256,073	1,033,625	955,927	677,464	762,127
Units issued	42,686	51,645	217,206	195,297	7,688	6,388
Units redeemed	(59,142)	(50,772)	(157,545)	(117,599)	(85,198)	(91,051)

Units, end of period	240,490	256,946	1,093,286	1,033,625	599,954	677,464

See accompanying notes.

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series NAV		Small Cap Stock Trust Series I		Small Cap Stock Trust Series NAV
	2018	2017	2018 (c)	2017	2018 (d)	2017
Income:
Dividend distributions received	$86,549	$83,777	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	86,549	83,777	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	3,676,110	1,181,403	259,278	—	1,545,541	—
Net realized gain (loss)	516,567	239,891	40,570	(153,619)	(137,431)	(400,173)

Realized gains (losses)	4,192,677	1,421,294	299,848	(153,619)	1,408,110	(400,173)

Unrealized appreciation (depreciation) during the period	(6,729,205)	459,172	(567,365)	679,524	(2,847,174)	5,035,326

Net increase (decrease) in net assets from operations	(2,449,979)	1,964,243	(267,517)	525,905	(1,439,064)	4,635,153

Changes from principal transactions:
Purchase payments	1,156,735	1,368,507	67,584	67,047	1,709,188	1,956,069
Transfers between sub-accounts and the company	891,959	421,479	140,767	(217,570)	(548,070)	1,297,485
Transfers on general account policy loans	(288,509)	(250,954)	(41,704)	13,563	(244,979)	(147,555)
Withdrawals	(2,673,748)	(729,603)	(217,466)	(64,896)	(1,028,615)	(968,412)
Annual contract fee	(588,659)	(607,824)	(117,855)	(93,668)	(952,937)	(794,589)

Net increase (decrease) in net assets from principal transactions	(1,502,222)	201,605	(168,674)	(295,524)	(1,065,413)	1,342,998

Total increase (decrease) in net assets	(3,952,201)	2,165,848	(436,191)	230,381	(2,504,477)	5,978,151
Net assets at beginning of period	19,736,292	17,570,444	2,426,006	2,195,625	23,253,736	17,275,585

Net assets at end of period	$15,784,091	$19,736,292	$1,989,815	$2,426,006	$20,749,259	$23,253,736

	2018	2017	2018	2017	2018	2017
Units, beginning of period	805,619	797,432	74,446	85,208	600,234	564,985
Units issued	182,399	129,096	61,327	7,605	112,554	127,148
Units redeemed	(240,527)	(120,909)	(71,369)	(18,367)	(147,676)	(91,899)

Units, end of period	747,491	805,619	64,404	74,446	565,112	600,234

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

See accompanying notes.

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series NAV		Small Company Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$23,053	$36,572	$265,642	$349,428	$51,777	$32,520
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	23,053	36,572	265,642	349,428	51,777	32,520

Realized gains (losses) on investments:
Capital gain distributions received	417,886	286,645	4,411,430	2,663,046	1,220,849	1,981,287
Net realized gain (loss)	(54,034)	(183,665)	(1,132,245)	(356,060)	390,535	1,977,208

Realized gains (losses)	363,852	102,980	3,279,185	2,306,986	1,611,384	3,958,495

Unrealized appreciation (depreciation) during the period	(795,790)	(36,368)	(7,935,002)	(1,312,732)	(3,330,345)	(2,503,640)

Net increase (decrease) in net assets from operations	(408,885)	103,184	(4,390,175)	1,343,682	(1,667,184)	1,487,375

Changes from principal transactions:
Purchase payments	94,711	85,807	2,984,241	2,821,232	305,623	320,180
Transfers between sub-accounts and the company	(434,661)	(1,171,057)	(668,410)	513,400	(386,649)	(2,461,864)
Transfers on general account policy loans	(6,303)	(25,668)	150,691	(75,403)	(24,309)	(16,068)
Withdrawals	(88,972)	(339,799)	(2,005,771)	(1,124,072)	(538,506)	(590,203)
Annual contract fee	(125,060)	(135,218)	(1,489,106)	(1,459,767)	(620,827)	(638,845)

Net increase (decrease) in net assets from principal transactions	(560,285)	(1,585,935)	(1,028,355)	675,390	(1,264,668)	(3,386,800)

Total increase (decrease) in net assets	(969,170)	(1,482,751)	(5,418,530)	2,019,072	(2,931,852)	(1,899,425)
Net assets at beginning of period	3,783,091	5,265,842	36,028,993	34,009,921	14,425,426	16,324,851

Net assets at end of period	$2,813,921	$3,783,091	$30,610,463	$36,028,993	$11,493,574	$14,425,426

	2018	2017	2018	2017	2018	2017
Units, beginning of period	122,561	176,951	414,415	406,007	302,283	381,367
Units issued	7,395	66,599	52,335	71,606	4,548	18,374
Units redeemed	(25,768)	(120,989)	(64,603)	(63,198)	(30,172)	(97,458)

Units, end of period	104,188	122,561	402,147	414,415	276,659	302,283

See accompanying notes.

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$116,157	$61,917	$307,618	$288,139	$1,348,809	$996,231
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	116,157	61,917	307,618	288,139	1,348,809	996,231

Realized gains (losses) on investments:
Capital gain distributions received	2,414,128	3,659,071	—	—	—	—
Net realized gain (loss)	39,705	594,046	47,963	22,271	(89,927)	64,095

Realized gains (losses)	2,453,833	4,253,117	47,963	22,271	(89,927)	64,095

Unrealized appreciation (depreciation) during the period	(6,466,772)	(1,481,944)	(774,523)	172,536	(2,978,005)	552,617

Net increase (decrease) in net assets from operations	(3,896,782)	2,833,090	(418,942)	482,946	(1,719,123)	1,612,943

Changes from principal transactions:
Purchase payments	2,213,351	2,082,883	446,544	345,275	3,414,477	2,295,984
Transfers between sub-accounts and the company	2,195,675	(46,569)	(283,529)	903,451	2,129,660	3,715,983
Transfers on general account policy loans	(368,976)	(236,393)	(48,383)	(1,739)	(427,945)	(188,301)
Withdrawals	(1,216,101)	(556,773)	(469,745)	(285,220)	(1,177,393)	(1,028,137)
Annual contract fee	(876,970)	(855,071)	(710,235)	(736,128)	(1,297,204)	(1,232,163)

Net increase (decrease) in net assets from principal transactions	1,946,979	388,077	(1,065,348)	225,639	2,641,595	3,563,366

Total increase (decrease) in net assets	(1,949,803)	3,221,167	(1,484,290)	708,585	922,472	5,176,309
Net assets at beginning of period	27,310,702	24,089,535	9,153,904	8,445,319	32,034,980	26,858,671

Net assets at end of period	$25,360,899	$27,310,702	$7,669,614	$9,153,904	$32,957,452	$32,034,980

	2018	2017	2018	2017	2018	2017
Units, beginning of period	858,040	844,484	315,509	307,359	1,486,353	1,316,714
Units issued	160,057	114,297	19,779	41,600	356,155	333,559
Units redeemed	(102,957)	(100,741)	(56,926)	(33,450)	(232,896)	(163,920)

Units, end of period	915,140	858,040	278,362	315,509	1,609,612	1,486,353

See accompanying notes.

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$717,234	$672,614	$185,301	$205,150	$787,969	$779,504
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	717,234	672,614	185,301	205,150	787,969	779,504

Realized gains (losses) on investments:
Capital gain distributions received	—	—	507,428	311,243	2,023,647	1,129,078
Net realized gain (loss)	(133,816)	(38,163)	645,258	905,343	2,330,574	1,911,433

Realized gains (losses)	(133,816)	(38,163)	1,152,686	1,216,586	4,354,221	3,040,511

Unrealized appreciation (depreciation) during the period	(610,533)	76,041	(2,137,201)	953,700	(8,673,284)	5,897,313

Net increase (decrease) in net assets from operations	(27,115)	710,492	(799,214)	2,375,436	(3,531,094)	9,717,328

Changes from principal transactions:
Purchase payments	2,303,755	2,366,759	379,688	356,183	4,740,183	3,579,295
Transfers between sub-accounts and the company	1,712,679	4,005,701	92,921	8,514,391	(1,469,417)	11,508,825
Transfers on general account policy loans	(39,027)	(151,252)	78,020	163,918	(173,362)	(248,474)
Withdrawals	(518,147)	(1,107,093)	(1,003,793)	(1,026,249)	(978,010)	(453,757)
Annual contract fee	(998,167)	(944,488)	(964,549)	(845,721)	(1,993,155)	(1,700,975)

Net increase (decrease) in net assets from principal transactions	2,461,093	4,169,627	(1,417,713)	7,162,522	126,239	12,684,914

Total increase (decrease) in net assets	2,433,978	4,880,119	(2,216,927)	9,537,958	(3,404,855)	22,402,242
Net assets at beginning of period	24,385,229	19,505,110	16,220,870	6,682,912	61,254,316	38,852,074

Net assets at end of period	$26,819,207	$24,385,229	$14,003,943	$16,220,870	$57,849,461	$61,254,316

	2018	2017	2018	2017	2018	2017
Units, beginning of period	972,096	803,505	503,102	249,913	569,712	435,985
Units issued	190,244	262,486	14,880	324,072	72,798	201,435
Units redeemed	(90,588)	(93,895)	(57,379)	(70,883)	(72,201)	(67,708)

Units, end of period	1,071,752	972,096	460,603	503,102	570,309	569,712

See accompanying notes.

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$24,988	$19,598	$104,775	$84,272	$124,044	$95,083
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	24,988	19,598	104,775	84,272	124,044	95,083

Realized gains (losses) on investments:
Capital gain distributions received	(1)	—	—	—	—	—
Net realized gain (loss)	(24,373)	(4,231)	(25,629)	(27,845)	19,461	(17,028)

Realized gains (losses)	(24,374)	(4,231)	(25,629)	(27,845)	19,461	(17,028)

Unrealized appreciation (depreciation) during the period	21,619	(7,512)	4,813	(26,939)	(112,875)	464,540

Net increase (decrease) in net assets from operations	22,233	7,855	83,959	29,488	30,630	542,595

Changes from principal transactions:
Purchase payments	67,223	100,127	443,786	660,667	101,899	74,720
Transfers between sub-accounts and the company	211,782	556,989	2,065,233	2,080,254	(189,726)	131,918
Transfers on general account policy loans	(352,695)	—	(30,579)	(1,129,162)	(53,153)	2,417
Withdrawals	(310,775)	355	(772,078)	(105,448)	(44,587)	(108,908)
Annual contract fee	(122,970)	(84,782)	(263,032)	(253,396)	(166,822)	(166,757)

Net increase (decrease) in net assets from principal transactions	(507,435)	572,689	1,443,330	1,252,915	(352,389)	(66,610)

Total increase (decrease) in net assets	(485,202)	580,544	1,527,289	1,282,403	(321,759)	475,985
Net assets at beginning of period	1,797,598	1,217,054	5,199,385	3,916,982	3,968,145	3,492,160

Net assets at end of period	$1,312,396	$1,797,598	$6,726,674	$5,199,385	$3,646,386	$3,968,145

	2018	2017	2018	2017	2018	2017
Units, beginning of period	176,845	120,520	509,691	386,353	97,621	98,578
Units issued	67,011	70,607	272,374	366,374	2,325	51,667
Units redeemed	(116,525)	(14,282)	(132,606)	(243,036)	(11,026)	(52,624)

Units, end of period	127,331	176,845	649,459	509,691	88,920	97,621

See accompanying notes.

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series NAV
	2018	2017
Income:
Dividend distributions received	$551,880	$414,420
Expenses:
Mortality and expense risk and administrative charges	—	—

Net investment income (loss)	551,880	414,420

Realized gains (losses) on investments:
Capital gain distributions received	—	—
Net realized gain (loss)	(66,927)	(282,723)

Realized gains (losses)	(66,927)	(282,723)

Unrealized appreciation (depreciation) during the period	(351,342)	2,148,448

Net increase (decrease) in net assets from operations	133,611	2,280,145

Changes from principal transactions:
Purchase payments	1,383,871	1,569,008
Transfers between sub-accounts and the company	(560,521)	(614,520)
Transfers on general account policy loans	(231,033)	(261,400)
Withdrawals	(1,175,099)	(493,272)
Annual contract fee	(716,030)	(748,379)

Net increase (decrease) in net assets from principal transactions	(1,298,812)	(548,563)

Total increase (decrease) in net assets	(1,165,201)	1,731,582
Net assets at beginning of period	17,121,845	15,390,263

Net assets at end of period	$15,956,644	$17,121,845

	2018	2017
Units, beginning of period	525,609	542,473
Units issued	84,656	90,009
Units redeemed	(124,964)	(106,873)

Units, end of period	485,301	525,609

See accompanying notes.

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The Account consists of 95 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Bond Trust Series I	Select Bond Trust Series I	04/30/2018
Bond Trust Series NAV	Select Bond Trust Series NAV	04/30/2018
Small Cap Growth Trust Series I	Small Cap Stock Trust Series I	04/30/2018
Small Cap Growth Trust Series NAV	Small Cap Stock Trust Series NAV	04/30/2018

Funds transferred in 2018 are as follows:

Transferred from	Transferred to	Effective Date
Alpha Opportunities Trust Series I	Mid Cap Stock Trust Series I	04/27/2018
Alpha Opportunities Trust Series NAV	Mid Cap Stock Trust Series NAV	04/27/2018

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2018.

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2018, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2018. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$4,421,146,641	—	—	4,421,146,641
NonAffiliated	$81,935,416	—	—	81,935,416

Total	$4,503,082,057	—	—	4,503,082,057

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2018.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2018 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series NAV	$51,922,912	$40,564,700
Active Bond Trust Series I	1,797,291	969,089
Active Bond Trust Series NAV	9,641,600	9,555,239
Alpha Opportunities Trust Series I (a)	52,923	464,750
Alpha Opportunities Trust Series NAV (b)	597,871	3,739,254
American Asset Allocation Trust Series I	35,750,994	11,254,855
American Global Growth Trust Series I	4,844,133	4,381,857
American Growth Trust Series I	25,857,379	15,355,537
American Growth-Income Trust Series I	28,432,979	24,964,580
American International Trust Series I	18,291,211	10,091,038
Blue Chip Growth Trust Series I	8,117,550	7,988,389
Blue Chip Growth Trust Series NAV	29,094,548	12,974,204
Capital Appreciation Trust Series I	8,777,449	6,070,436
Capital Appreciation Trust Series NAV	14,157,877	6,556,885
Capital Appreciation Value Trust Series I	523,448	667,370
Capital Appreciation Value Trust Series NAV	17,135,145	11,109,197
Core Bond Trust Series I	862,891	2,279,751
Core Bond Trust Series NAV	13,506,195	17,552,188
Emerging Markets Value Trust Series I	1,466,358	1,684,838
Emerging Markets Value Trust Series NAV	15,491,765	7,896,113
Equity Income Trust Series I	6,214,270	6,891,346
Equity Income Trust Series NAV	19,419,662	9,415,766
Financial Industries Trust Series I	358,651	804,392
Financial Industries Trust Series NAV	3,152,085	3,166,538
Fundamental All Cap Core Trust Series I	284,939	338,770
Fundamental All Cap Core Trust Series NAV	8,484,861	3,347,333
Fundamental Large Cap Value Trust Series I	1,086,513	4,304,209
Fundamental Large Cap Value Trust Series NAV	11,897,627	6,919,237
Global Bond Trust Series I	513,069	577,992
Global Bond Trust Series NAV	13,776,342	4,634,779
Global Trust Series I	530,020	1,488,423
Global Trust Series NAV	4,225,170	4,465,145
Health Sciences Trust Series I	3,865,644	4,918,703
Health Sciences Trust Series NAV	13,047,427	6,185,419
High Yield Trust Series I	1,822,345	2,975,352
High Yield Trust Series NAV	10,611,042	8,819,654
International Equity Index Series I	2,744,487	4,072,606
International Equity Index Series NAV	22,888,575	8,179,964
International Growth Stock Trust Series I	778,397	828,502
International Growth Stock Trust Series NAV	4,889,412	4,446,063
International Small Company Trust Series I	451,311	2,964,674
International Small Company Trust Series NAV	6,937,088	3,933,333
International Value Trust Series I	1,651,234	3,297,018
International Value Trust Series NAV	7,494,408	5,099,338
Investment Quality Bond Trust Series I	876,757	1,341,953
Investment Quality Bond Trust Series NAV	4,719,047	2,975,249
Lifestyle Aggressive Portfolio Series NAV	8,010,755	2,387,819
Lifestyle Balanced Portfolio Series NAV	17,340,439	3,926,173
Lifestyle Conservative Portfolio Series NAV	1,089,478	237,847

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Lifestyle Growth Portfolio Series I	$58,907	$423,591
Lifestyle Growth Portfolio Series NAV	44,007,255	18,570,419
Lifestyle Moderate Portfolio Series NAV	5,703,743	1,497,315
M Capital Appreciation	5,112,486	2,710,112
M International Equity	1,596,721	5,983,745
M Large Cap Growth	4,414,191	1,984,669
M Large Cap Value	3,444,163	1,840,206
Managed Volatility Aggressive Portfolio Series I	1,619,450	1,032,658
Managed Volatility Aggressive Portfolio Series NAV	30,377,856	15,412,797
Managed Volatility Balanced Portfolio Series I	6,938,849	8,747,172
Managed Volatility Balanced Portfolio Series NAV	61,839,139	31,734,238
Managed Volatility Conservative Portfolio Series I	467,800	675,036
Managed Volatility Conservative Portfolio Series NAV	5,136,864	4,718,204
Managed Volatility Growth Portfolio Series I	9,295,221	5,566,424
Managed Volatility Growth Portfolio Series NAV	102,941,436	53,988,238
Managed Volatility Moderate Portfolio Series I	1,317,694	1,322,747
Managed Volatility Moderate Portfolio Series NAV	16,042,151	16,703,431
Mid Cap Index Trust Series I	2,813,895	3,203,283
Mid Cap Index Trust Series NAV	15,347,245	9,373,279
Mid Cap Stock Trust Series I	4,104,314	3,365,458
Mid Cap Stock Trust Series NAV	13,451,055	4,997,865
Mid Value Trust Series I	1,438,668	1,574,265
Mid Value Trust Series NAV	8,630,356	4,670,977
Money Market Trust Series I	14,036,325	10,145,864
Money-Market Trust Series NAV	116,872,295	106,225,002
PIMCO All Asset	8,436,087	3,148,740
Real Estate Securities Trust Series I	685,751	3,952,997
Real Estate Securities Trust Series NAV	7,250,887	13,468,074
Science & Technology Trust Series I	4,657,173	5,537,756
Science & Technology Trust Series NAV	14,070,947	5,482,941
Select Bond Trust Series I	243,753	657,767
Select Bond Trust Series NAV	4,794,868	3,251,765
Short Term Government Income Trust Series I	925,162	1,779,343
Short Term Government Income Trust Series NAV	5,438,300	2,929,599
Small Cap Index Trust Series I	2,747,320	2,609,983
Small Cap Index Trust Series NAV	10,377,497	5,254,291
Small Cap Opportunities Trust Series I	6,892,634	4,356,316
Small Cap Opportunities Trust Series NAV	8,448,591	6,188,154
Small Cap Stock Trust Series I	2,458,317	2,367,712
Small Cap Stock Trust Series NAV	6,356,624	5,876,497
Small Cap Value Trust Series I	681,318	800,663
Small Cap Value Trust Series NAV	9,253,370	5,604,653
Small Company Value Trust Series I	1,474,544	1,466,585
Small Company Value Trust Series NAV	7,763,473	3,286,207
Strategic Income Opportunities Trust Series I	870,145	1,627,875
Strategic Income Opportunities Trust Series NAV	8,897,872	4,907,468
Total Bond Market Series Trust NAV	5,408,962	2,230,633
Total Stock Market Index Trust Series I	1,198,670	1,923,654
Total Stock Market Index Trust Series NAV	10,913,395	7,975,537
Ultra Short Term Bond Trust Series I	707,499	1,189,945
Ultra Short Term Bond Trust Series NAV	2,907,779	1,359,670
Utilities Trust Series I	220,183	448,530

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Utilities Trust Series NAV	$3,348,971	$4,095,900

(a)

Terminated as an investment option and funds transferred to Mid Cap Stock Trust Series I on April 27, 2018. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(b)

Terminated as an investment option and funds transferred to Mid Cap Stock Trust Series NAV on April 27, 2018. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
500 Index Fund Series NAV (*)	2018	6,704	$55.90 to $ 34.95	$333,002	0.00 % to 0.00%	1.40%	-4.64 % to -4.65%
	2017	6,784	58.62 to 36.65	348,722	0.00 to 0.00	1.83	21.54 to 9.98
	2016	6,586	48.23 to 30.16	273,254	0.00 to 0.00	1.96	11.64 to 11.64
	2015	5,508	43.20 to 27.01	203,858	0.00 to 0.00	1.77	1.15 to 1.15
	2014	5,455	42.71 to 26.70	195,957	0.00 to 0.00	1.69	13.43 to 9.85

Active Bond Trust Series I (*)	2018	297	23.74 to 23.74	7,043	0.00 to 0.00	3.36	-0.60 to -0.60
	2017	271	23.89 to 23.89	6,472	0.00 to 0.00	3.44	4.84 to 4.84
	2016	329	22.78 to 22.78	7,491	0.00 to 0.00	3.82	4.34 to 4.34
	2015	306	21.84 to 21.84	6,687	0.00 to 0.00	5.11	0.17 to 0.17
	2014	318	21.80 to 21.80	6,927	0.00 to 0.00	3.64	6.82 to 6.82

Active Bond Trust Series NAV (*)	2018	329	77.56 to 77.56	25,502	0.00 to 0.00	3.23	-0.55 to -0.55
	2017	339	77.99 to 77.99	26,438	0.00 to 0.00	3.66	4.89 to 1.36
	2016	301	74.36 to 74.36	22,366	0.00 to 0.00	3.88	4.50 to 4.50
	2015	267	71.15 to 71.15	19,029	0.00 to 0.00	5.46	0.12 to 0.12
	2014	209	71.07 to 71.07	14,876	0.00 to 0.00	4.16	6.97 to 2.79

American Asset Allocation Trust Series I (*)	2018	6,966	18.46 to 18.46	128,553	0.00 to 0.00	1.68	-4.91 to -4.91
	2017	6,625	19.41 to 19.41	128,577	0.00 to 0.00	1.29	15.79 to 6.32
	2016	6,029	16.76 to 16.76	101,053	0.00 to 0.00	1.40	8.99 to 8.99
	2015	5,264	15.38 to 15.38	80,949	0.00 to 0.00	2.25	1.06 to 1.06
	2014	4,830	15.22 to 15.22	73,501	0.00 to 0.00	1.78	5.05 to 3.82

American Global Growth Trust Series I (*)	2018	694	18.63 to 18.63	12,930	0.00 to 0.00	0.66	-9.37 to -9.37
	2017	721	20.55 to 20.55	14,814	0.00 to 0.00	0.28	30.92 to 9.48
	2016	588	15.70 to 15.70	9,238	0.00 to 0.00	1.06	0.29 to 0.29
	2015	534	15.66 to 15.66	8,354	0.00 to 0.00	1.90	6.64 to 6.64
	2014	365	14.68 to 14.68	5,353	0.00 to 0.00	0.94	3.55 to 1.97

American Growth Trust Series I (*)	2018	2,307	47.01 to 31.23	78,465	0.00 to 0.00	0.38	-0.66 to -0.66
	2017	2,412	47.32 to 31.43	83,786	0.00 to 0.00	0.37	27.87 to 10.07
	2016	2,457	37.01 to 24.58	66,671	0.00 to 0.00	0.40	9.08 to 9.07
	2015	2,485	33.93 to 22.54	62,274	0.00 to 0.00	0.24	6.44 to 6.44
	2014	2,634	31.88 to 21.17	62,573	0.00 to 0.00	0.84	8.14 to 7.90

American Growth-Income Trust Series I (*)	2018	3,246	39.97 to 26.78	100,732	0.00 to 0.00	1.38	-2.18 to -2.18
	2017	3,585	40.87 to 27.38	113,859	0.00 to 0.00	1.10	22.03 to 10.24
	2016	3,612	33.49 to 22.44	94,504	0.00 to 0.00	1.67	11.10 to 11.10
	2015	3,602	30.14 to 20.19	86,236	0.00 to 0.00	1.34	1.11 to 1.11
	2014	3,706	29.81 to 19.97	88,902	0.00 to 0.00	0.92	10.25 to 7.27

American International Trust Series I (*)	2018	2,328	35.98 to 20.44	51,790	0.00 to 0.00	2.82	-13.46 to -13.46
	2017	2,135	41.58 to 23.62	55,579	0.00 to 0.00	0.95	31.65 to 10.60
	2016	2,058	31.58 to 17.94	41,108	0.00 to 0.00	1.03	3.12 to 3.12
	2015	2,038	30.63 to 17.40	39,918	0.00 to 0.00	1.13	-4.82 to -4.82
	2014	1,879	32.18 to 18.28	39,770	0.00 to 0.00	1.00	-3.05 to -4.20

Blue Chip Growth Trust Series I (*)	2018	488	78.14 to 78.14	38,127	0.00 to 0.00	0.02	1.97 to 1.97
	2017	556	76.63 to 76.63	42,578	0.00 to 0.00	0.07	36.28 to 36.28
	2016	616	56.23 to 56.23	34,610	0.00 to 0.00	0.01	0.81 to 0.81
	2015	714	55.78 to 55.78	39,843	0.00 to 0.00	0.00	11.06 to 11.06
	2014	769	50.22 to 50.22	38,599	0.00 to 0.00	0.00	9.07 to 9.07

Blue Chip Growth Trust Series NAV (*)	2018	478	190.64 to 190.64	91,092	0.00 to 0.00	0.06	2.03 to 2.03
	2017	464	186.84 to 186.84	86,650	0.00 to 0.00	0.12	36.34 to 13.00
	2016	457	137.04 to 137.04	62,639	0.00 to 0.00	0.05	0.85 to 0.85
	2015	414	135.88 to 135.88	56,255	0.00 to 0.00	0.00	11.13 to 11.13
	2014	347	122.28 to 122.28	42,434	0.00 to 0.00	0.00	11.16 to 9.11

Capital Appreciation Trust Series I (*)	2018	721	37.00 to 37.00	26,690	0.00 to 0.00	0.27	-0.80 to -0.80
	2017	791	37.30 to 37.30	29,496	0.00 to 0.00	0.06	36.53 to 36.53
	2016	863	27.32 to 27.32	23,584	0.00 to 0.00	0.00	-1.08 to -1.08
	2015	1,005	27.61 to 27.61	27,741	0.00 to 0.00	0.00	11.45 to 11.45
	2014	1,106	24.78 to 24.78	27,404	0.00 to 0.00	0.05	9.65 to 9.65

Capital Appreciation Trust Series NAV (*)	2018	900	36.38 to 36.38	32,748	0.00 to 0.00	0.36	-0.72 to -0.72
	2017	877	36.64 to 36.64	32,135	0.00 to 0.00	0.11	36.51 to 14.35
	2016	812	26.84 to 26.84	21,802	0.00 to 0.00	0.01	-1.00 to -1.00
	2015	803	27.11 to 27.11	21,769	0.00 to 0.00	0.02	11.47 to 11.47
	2014	834	24.32 to 24.32	20,287	0.00 to 0.00	0.09	11.81 to 9.68

Capital Appreciation Value Trust Series I (*)	2018	108	23.01 to 23.01	2,491	0.00 to 0.00	2.14	0.39 to 0.39
	2017	125	22.92 to 22.92	2,863	0.00 to 0.00	1.48	15.14 to 15.14
	2016	132	19.90 to 19.90	2,620	0.00 to 0.00	1.61	8.12 to 8.12
	2015	54	18.41 to 18.41	988	0.00 to 0.00	1.27	5.28 to 5.28
	2014	63	17.48 to 17.48	1,096	0.00 to 0.00	1.30	12.22 to 12.22

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Capital Appreciation Value Trust Series NAV (*)	2018	3,058	$23.09 to $ 23.09	$70,629	0.00 % to 0.00%	2.26%	0.45 % to 0.45%
	2017	3,101	22.99 to 22.99	71,301	0.00 to 0.00	1.57	15.13 to 4.72
	2016	2,711	19.97 to 19.97	54,138	0.00 to 0.00	1.58	8.19 to 8.19
	2015	1,782	18.46 to 18.46	32,897	0.00 to 0.00	1.30	5.27 to 5.27
	2014	1,340	17.54 to 17.54	23,505	0.00 to 0.00	1.61	12.38 to 7.58

Core Bond Trust Series I (*)	2018	719	21.45 to 21.45	15,421	0.00 to 0.00	2.39	-0.59 to -0.59
	2017	804	21.58 to 21.58	17,353	0.00 to 0.00	2.11	3.40 to 3.40
	2016	857	20.87 to 20.87	17,879	0.00 to 0.00	1.93	2.74 to 2.74
	2015	960	20.31 to 20.31	19,495	0.00 to 0.00	2.31	0.31 to 0.31
	2014	66	20.25 to 20.25	1,334	0.00 to 0.00	3.07	5.93 to 5.93

Core Bond Trust Series NAV (*)	2018	3,545	17.25 to 17.25	61,160	0.00 to 0.00	2.54	-0.54 to -0.54
	2017	3,874	17.35 to 17.35	67,203	0.00 to 0.00	2.24	3.47 to 0.84
	2016	3,635	16.76 to 16.76	60,928	0.00 to 0.00	2.10	2.73 to 2.73
	2015	3,255	16.32 to 16.32	53,124	0.00 to 0.00	2.28	0.36 to 0.36
	2014	397	16.26 to 16.26	6,459	0.00 to 0.00	3.62	6.01 to 2.87

Emerging Markets Value Trust Series I (*)	2018	328	15.44 to 15.44	5,070	0.00 to 0.00	2.56	-13.59 to -13.59
	2017	348	17.87 to 17.87	6,225	0.00 to 0.00	2.15	32.69 to 32.69
	2016	202	13.47 to 13.47	2,721	0.00 to 0.00	2.16	18.00 to 18.00
	2015	189	11.41 to 11.41	2,155	0.00 to 0.00	2.03	-19.07 to -19.07
	2014	198	14.10 to 14.10	2,786	0.00 to 0.00	1.86	-5.50 to -5.50

Emerging Markets Value Trust Series NAV (*)	2018	4,738	12.43 to 12.43	58,883	0.00 to 0.00	2.72	-13.48 to -13.48
	2017	4,325	14.36 to 14.36	62,118	0.00 to 0.00	2.07	32.67 to 13.66
	2016	2,747	10.83 to 10.83	29,733	0.00 to 0.00	2.26	18.09 to 18.09
	2015	2,481	9.17 to 9.17	22,747	0.00 to 0.00	2.19	-19.05 to -19.05
	2014	2,052	11.32 to 11.32	23,237	0.00 to 0.00	2.00	-5.37 to -7.51

Equity Income Trust Series I (*)	2018	628	53.61 to 53.61	33,645	0.00 to 0.00	1.81	-9.58 to -9.58
	2017	733	59.29 to 59.29	43,432	0.00 to 0.00	2.26	16.29 to 16.29
	2016	794	50.99 to 50.99	40,460	0.00 to 0.00	2.21	19.13 to 19.13
	2015	892	42.80 to 42.80	38,190	0.00 to 0.00	1.89	-6.75 to -6.75
	2014	990	45.90 to 45.90	45,429	0.00 to 0.00	1.82	7.47 to 7.47

Equity Income Trust Series NAV (*)	2018	1,257	53.66 to 53.66	67,422	0.00 to 0.00	1.93	-9.52 to -9.52
	2017	1,270	59.30 to 59.30	75,291	0.00 to 0.00	2.32	16.28 to 9.05
	2016	1,360	51.00 to 51.00	69,339	0.00 to 0.00	2.35	19.18 to 19.18
	2015	1,416	42.79 to 42.79	60,573	0.00 to 0.00	1.99	-6.66 to -6.66
	2014	1,475	45.85 to 45.85	67,616	0.00 to 0.00	1.93	7.55 to 4.38

Financial Industries Trust Series I (*)	2018	88	27.10 to 27.10	2,373	0.00 to 0.00	1.07	-14.49 to -14.49
	2017	108	31.69 to 31.69	3,411	0.00 to 0.00	1.12	15.29 to 15.29
	2016	163	27.49 to 27.49	4,468	0.00 to 0.00	1.40	19.37 to 19.37
	2015	115	23.03 to 23.03	2,647	0.00 to 0.00	0.99	-2.65 to -2.65
	2014	119	23.65 to 23.65	2,807	0.00 to 0.00	0.73	8.65 to 8.65

Financial Industries Trust Series NAV (*)	2018	287	32.70 to 32.70	9,396	0.00 to 0.00	1.17	-14.38 to -14.38
	2017	312	38.19 to 38.19	11,918	0.00 to 0.00	1.31	15.29 to 9.22
	2016	300	33.13 to 33.13	9,927	0.00 to 0.00	1.56	19.47 to 19.47
	2015	275	27.73 to 27.73	7,636	0.00 to 0.00	1.15	-2.58 to -2.58
	2014	218	28.46 to 28.46	6,196	0.00 to 0.00	0.80	8.64 to 6.56

Fundamental All Cap Core Trust Series I (*)	2018	22	45.57 to 45.57	1,023	0.00 to 0.00	0.41	-13.16 to -13.16
	2017	27	52.48 to 52.48	1,407	0.00 to 0.00	0.75	27.70 to 27.70
	2016	26	41.10 to 41.10	1,085	0.00 to 0.00	0.59	8.34 to 8.34
	2015	27	37.93 to 37.93	1,011	0.00 to 0.00	0.00	4.01 to 4.01
	2014	25	36.47 to 36.47	896	0.00 to 0.00	0.33	9.75 to 9.75

Fundamental All Cap Core Trust Series NAV (*)	2018	694	27.11 to 27.11	18,813	0.00 to 0.00	0.49	-13.16 to -13.16
	2017	618	31.22 to 31.22	19,288	0.00 to 0.00	0.81	27.77 to 14.16
	2016	599	24.44 to 24.44	14,635	0.00 to 0.00	0.70	8.40 to 8.40
	2015	583	22.55 to 22.55	13,149	0.00 to 0.00	0.00	4.09 to 4.09
	2014	561	21.66 to 21.66	12,145	0.00 to 0.00	0.46	11.86 to 9.81

Fundamental Large Cap Value Trust Series I (*)	2018	919	30.10 to 30.10	27,663	0.00 to 0.00	1.08	-17.03 to -17.03
	2017	1,021	36.28 to 36.28	37,050	0.00 to 0.00	1.60	17.43 to 17.43
	2016	1,166	30.90 to 30.90	36,042	0.00 to 0.00	2.24	10.17 to 10.17
	2015	1,291	28.05 to 28.05	36,204	0.00 to 0.00	0.99	-1.11 to -1.11
	2014	1,394	28.36 to 28.36	39,538	0.00 to 0.00	1.95	10.61 to 10.61

Fundamental Large Cap Value Trust Series NAV (*)	2018	2,045	21.23 to 21.23	43,431	0.00 to 0.00	1.22	-17.03 to -17.03
	2017	1,874	25.59 to 25.59	47,967	0.00 to 0.00	1.72	17.54 to 9.65
	2016	1,861	21.77 to 21.77	40,527	0.00 to 0.00	2.31	10.21 to 10.21
	2015	1,887	19.75 to 19.75	37,270	0.00 to 0.00	1.11	-1.06 to -1.06
	2014	1,692	19.96 to 19.96	33,776	0.00 to 0.00	1.11	10.66 to 7.82

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Global Bond Trust Series I (*)	2018	142	$32.57 to $ 32.57	$4,624	0.00 % to 0.00%	2.67%	-1.90 % to -1.90%
	2017	148	33.20 to 33.20	4,904	0.00 to 0.00	2.21	8.75 to 8.75
	2016	169	30.53 to 30.53	5,168	0.00 to 0.00	0.00	3.05 to 3.05
	2015	178	29.63 to 29.63	5,266	0.00 to 0.00	2.49	-3.50 to -3.50
	2014	197	30.70 to 30.70	6,058	0.00 to 0.00	0.90	2.28 to 2.28

Global Bond Trust Series NAV (*)	2018	1,106	32.75 to 32.75	36,212	0.00 to 0.00	2.82	-1.74 to -1.74
	2017	864	33.33 to 33.33	28,800	0.00 to 0.00	2.38	8.71 to 3.58
	2016	874	30.66 to 30.66	26,791	0.00 to 0.00	0.00	3.15 to 3.15
	2015	777	29.73 to 29.73	23,090	0.00 to 0.00	2.63	-3.51 to -3.51
	2014	754	30.81 to 30.81	23,227	0.00 to 0.00	1.00	2.42 to -1.88

Global Trust Series I (*)	2018	284	33.23 to 33.23	9,424	0.00 to 0.00	1.77	-14.49 to -14.49
	2017	313	38.86 to 38.86	12,176	0.00 to 0.00	1.91	18.88 to 18.88
	2016	335	32.69 to 32.69	10,956	0.00 to 0.00	4.53	9.46 to 9.46
	2015	364	29.86 to 29.86	10,859	0.00 to 0.00	1.87	-6.42 to -6.42
	2014	413	31.91 to 31.91	13,193	0.00 to 0.00	3.12	-2.60 to -2.60

Global Trust Series NAV (*)	2018	1,475	18.01 to 18.01	26,553	0.00 to 0.00	1.86	-14.42 to -14.42
	2017	1,515	21.04 to 21.04	31,879	0.00 to 0.00	1.96	18.90 to 7.34
	2016	1,558	17.70 to 17.70	27,563	0.00 to 0.00	4.64	9.46 to 9.46
	2015	1,602	16.17 to 16.17	25,903	0.00 to 0.00	2.01	-6.33 to -6.33
	2014	1,728	17.26 to 17.26	29,822	0.00 to 0.00	6.16	-2.51 to -6.31

Health Sciences Trust Series I (*)	2018	131	89.34 to 89.34	11,663	0.00 to 0.00	0.00	0.69 to 0.69
	2017	156	88.73 to 88.73	13,855	0.00 to 0.00	0.00	27.51 to 27.51
	2016	139	69.59 to 69.59	9,670	0.00 to 0.00	0.06	-10.57 to -10.57
	2015	163	77.81 to 77.81	12,695	0.00 to 0.00	0.00	12.69 to 12.69
	2014	215	69.05 to 69.05	14,819	0.00 to 0.00	0.00	31.83 to 31.83

Health Sciences Trust Series NAV (*)	2018	636	69.79 to 69.79	44,387	0.00 to 0.00	0.00	0.76 to 0.76
	2017	607	69.27 to 69.27	42,047	0.00 to 0.00	0.00	27.61 to 8.33
	2016	636	54.28 to 54.28	34,511	0.00 to 0.00	0.11	-10.54 to -10.54
	2015	635	60.67 to 60.67	38,510	0.00 to 0.00	0.00	12.76 to 12.76
	2014	556	53.81 to 53.81	29,900	0.00 to 0.00	0.00	31.85 to 25.97

High Yield Trust Series I (*)	2018	312	35.57 to 35.57	11,108	0.00 to 0.00	5.98	-3.01 to -3.01
	2017	366	36.68 to 36.68	13,429	0.00 to 0.00	5.49	7.50 to 7.50
	2016	376	34.12 to 34.12	12,841	0.00 to 0.00	6.98	16.26 to 16.26
	2015	402	29.35 to 29.35	11,811	0.00 to 0.00	7.29	-8.32 to -8.32
	2014	440	32.01 to 32.01	14,093	0.00 to 0.00	6.55	0.11 to 0.11

High Yield Trust Series NAV (*)	2018	1,301	23.52 to 23.52	30,597	0.00 to 0.00	6.20	-3.02 to -3.02
	2017	1,313	24.25 to 24.25	31,838	0.00 to 0.00	5.67	7.46 to 2.50
	2016	1,277	22.57 to 22.57	28,818	0.00 to 0.00	7.22	16.56 to 16.56
	2015	1,253	19.36 to 19.36	24,252	0.00 to 0.00	7.70	-8.38 to -8.38
	2014	1,232	21.14 to 21.14	26,044	0.00 to 0.00	6.90	0.00 to -3.67

International Equity Index Series I (*)	2018	905	12.45 to 12.45	11,271	0.00 to 0.00	2.25	-14.10 to -14.10
	2017	1,025	14.49 to 14.49	14,855	0.00 to 0.00	2.23	27.30 to 27.30
	2016	983	11.39 to 11.39	11,186	0.00 to 0.00	2.65	4.45 to 4.45
	2015	1,053	10.90 to 10.90	11,479	0.00 to 0.00	2.36	-5.91 to -5.91
	2014	1,081	11.58 to 11.58	12,520	0.00 to 0.00	3.02	-4.61 to -4.61

International Equity Index Series NAV (*)	2018	1,515	48.91 to 48.91	74,077	0.00 to 0.00	2.50	-14.10 to -14.10
	2017	1,283	56.94 to 56.94	73,049	0.00 to 0.00	2.33	27.45 to 10.35
	2016	1,121	44.68 to 44.68	50,084	0.00 to 0.00	2.77	4.43 to 4.43
	2015	1,034	42.78 to 42.78	44,230	0.00 to 0.00	2.59	-5.80 to -5.80
	2014	865	45.42 to 45.42	39,290	0.00 to 0.00	3.28	-4.57 to -7.23

International Growth Stock Trust Series I (*)	2018	187	12.49 to 12.49	2,334	0.00 to 0.00	1.57	-14.43 to -14.43
	2017	200	14.60 to 14.60	2,917	0.00 to 0.00	1.42	21.86 to 21.86
	2016	194	11.98 to 11.98	2,326	0.00 to 0.00	1.82	-1.31 to -1.31
	2015	135	12.14 to 12.14	1,644	0.00 to 0.00	1.62	-2.27 to -2.27
	2014	152	12.42 to 12.42	1,892	0.00 to 0.00	1.77	0.20 to 0.20

International Growth Stock Trust Series NAV (*)	2018	1,205	12.53 to 12.53	15,098	0.00 to 0.00	1.68	-14.43 to -14.43
	2017	1,238	14.64 to 14.64	18,120	0.00 to 0.00	1.48	21.90 to 6.70
	2016	1,173	12.01 to 12.01	14,093	0.00 to 0.00	1.95	-1.19 to -1.19
	2015	820	12.16 to 12.16	9,961	0.00 to 0.00	1.86	-2.23 to -2.23
	2014	656	12.43 to 12.43	8,153	0.00 to 0.00	1.93	0.19 to -2.81

International Small Company Trust Series I (*)	2018	328	16.38 to 16.38	5,370	0.00 to 0.00	1.09	-20.10 to -20.10
	2017	457	20.50 to 20.50	9,371	0.00 to 0.00	1.48	29.45 to 29.45
	2016	373	15.83 to 15.83	5,904	0.00 to 0.00	2.13	4.90 to 4.90
	2015	391	15.09 to 15.09	5,896	0.00 to 0.00	1.69	6.54 to 6.54
	2014	427	14.17 to 14.17	6,043	0.00 to 0.00	1.26	-6.89 to -6.89

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
International Small Company Trust Series NAV (*)	2018	1,548	$16.45 to $ 16.45	$25,468	0.00 % to 0.00%	1.26%	-20.07 % to -20.07%
	2017	1,417	20.59 to 20.59	29,174	0.00 to 0.00	1.52	29.59 to 11.75
	2016	1,306	15.89 to 15.89	20,743	0.00 to 0.00	2.04	4.95 to 4.95
	2015	1,282	15.14 to 15.14	19,406	0.00 to 0.00	1.97	6.68 to 6.68
	2014	878	14.19 to 14.19	12,457	0.00 to 0.00	1.50	-6.85 to -10.48

International Value Trust Series I (*)	2018	787	24.66 to 24.66	19,400	0.00 to 0.00	2.42	-15.03 to -15.03
	2017	866	29.03 to 29.03	25,121	0.00 to 0.00	1.77	17.14 to 17.14
	2016	1,005	24.78 to 24.78	24,904	0.00 to 0.00	3.47	12.24 to 12.24
	2015	535	22.08 to 22.08	11,804	0.00 to 0.00	1.79	-7.81 to -7.81
	2014	623	23.95 to 23.95	14,924	0.00 to 0.00	2.80	-12.51 to -12.51

International Value Trust Series NAV (*)	2018	2,383	15.94 to 15.94	37,995	0.00 to 0.00	2.61	-14.96 to -14.96
	2017	2,312	18.75 to 18.75	43,337	0.00 to 0.00	1.94	17.25 to 5.47
	2016	2,242	15.99 to 15.99	35,853	0.00 to 0.00	3.12	12.20 to 12.20
	2015	1,336	14.25 to 14.25	19,037	0.00 to 0.00	1.96	-7.72 to -7.72
	2014	1,399	15.44 to 15.44	21,595	0.00 to 0.00	3.03	-12.47 to -14.40

Investment Quality Bond Trust Series I (*)	2018	258	36.35 to 36.35	9,363	0.00 to 0.00	2.70	-0.82 to -0.82
	2017	280	36.65 to 36.65	10,249	0.00 to 0.00	2.62	4.61 to 4.61
	2016	297	35.03 to 35.03	10,410	0.00 to 0.00	2.27	4.29 to 4.29
	2015	321	33.59 to 33.59	10,794	0.00 to 0.00	1.82	-0.82 to -0.82
	2014	361	33.87 to 33.87	12,238	0.00 to 0.00	2.96	5.48 to 5.48

Investment Quality Bond Trust Series NAV (*)	2018	1,033	17.20 to 17.20	17,772	0.00 to 0.00	2.84	-0.67 to -0.67
	2017	967	17.32 to 17.32	16,752	0.00 to 0.00	2.90	4.67 to 1.34
	2016	763	16.55 to 16.55	12,629	0.00 to 0.00	2.51	4.26 to 4.26
	2015	674	15.87 to 15.87	10,698	0.00 to 0.00	1.99	-0.68 to -0.68
	2014	534	15.98 to 15.98	8,529	0.00 to 0.00	3.30	5.54 to 2.04

Lifestyle Aggressive Portfolio Series NAV (*)	2018	814	12.94 to 12.94	10,528	0.00 to 0.00	2.30	-8.87 to -8.87
	2017	455	14.20 to 14.20	6,467	0.00 to 0.00	2.07	21.85 to 21.85
	2016	196	11.65 to 11.65	2,279	0.00 to 0.00	2.87	9.59 to 9.59
	2015	80	10.63 to 10.63	853	0.00 to 0.00	2.03	-1.51 to -1.51
	2014	48	10.80 to 10.80	523	0.00 to 0.00	5.68	5.46 to 5.46

Lifestyle Balanced Portfolio Series NAV (*)	2018	5,873	12.24 to 12.24	71,880	0.00 to 0.00	2.61	-3.29 to -4.39
	2017	5,051	12.80 to 12.80	64,648	0.00 to 0.00	2.54	12.38 to 4.70
	2016	4,011	11.39 to 11.39	45,689	0.00 to 0.00	2.94	6.17 to 6.17
	2015	2,450	10.73 to 10.73	26,281	0.00 to 0.00	3.78	0.10 to 0.10
	2014	961	10.72 to 10.72	10,303	0.00 to 0.00	8.80	5.94 to 5.94

Lifestyle Conservative Portfolio Series NAV (*)	2018	364	11.62 to 11.62	4,235	0.00 to 0.00	2.83	-0.28 to -1.92
	2017	304	11.85 to 11.85	3,601	0.00 to 0.00	2.85	7.01 to 2.40
	2016	258	11.07 to 11.07	2,857	0.00 to 0.00	5.16	4.36 to 4.36
	2015	58	10.61 to 10.61	618	0.00 to 0.00	3.23	0.22 to 0.22
	2014	18	10.59 to 10.59	191	0.00 to 0.00	8.91	5.67 to 5.67

Lifestyle Growth Portfolio Series I (*)	2018	100	11.12 to 11.12	1,107	0.00 to 0.00	1.83	-6.11 to -6.11
	2017	133	11.85 to 11.85	1,580	0.00 to 0.00	4.18	16.14 to 16.14
	2016	49	10.20 to 10.20	501	0.00 to 0.00	9.77	1.99 to 1.99

Lifestyle Growth Portfolio Series NAV (*)	2018	24,249	12.64 to 12.64	306,636	0.00 to 0.00	2.29	-6.07 to -6.07
	2017	23,203	13.46 to 13.46	312,362	0.00 to 0.00	3.90	16.20 to 6.72
	2016	8,684	11.59 to 11.59	100,607	0.00 to 0.00	3.93	7.22 to 1.99
	2015	2,723	10.81 to 10.81	29,423	0.00 to 0.00	3.36	0.00 to 0.00
	2014	1,093	10.81 to 10.81	11,808	0.00 to 0.00	7.60	6.23 to 6.23

Lifestyle Moderate Portfolio Series NAV (*)	2018	1,776	12.04 to 12.04	21,382	0.00 to 0.00	2.73	-2.24 to -3.53
	2017	1,505	12.48 to 12.48	18,784	0.00 to 0.00	2.71	10.56 to 3.93
	2016	1,181	11.29 to 11.29	13,334	0.00 to 0.00	3.26	5.54 to 5.54
	2015	673	10.69 to 10.69	7,196	0.00 to 0.00	3.93	0.14 to 0.14
	2014	269	10.68 to 10.68	2,874	0.00 to 0.00	8.70	5.88 to 5.88

M Capital Appreciation	2018	136	98.31 to 98.31	13,343	0.00 to 0.00	0.29	-14.15 to -14.15
	2017	141	114.51 to 114.51	16,198	0.00 to 0.00	0.00	19.02 to 19.02
	2016	151	96.21 to 96.21	14,508	0.00 to 0.00	0.00	21.06 to 21.06
	2015	151	79.47 to 79.47	11,986	0.00 to 0.00	0.00	-6.58 to -6.58
	2014	128	85.07 to 85.07	10,873	0.00 to 0.00	0.00	12.42 to 9.01

M International Equity	2018	253	31.26 to 31.26	7,897	0.00 to 0.00	1.24	-20.57 to -20.57
	2017	371	39.36 to 39.36	14,614	0.00 to 0.00	1.70	24.05 to 5.64
	2016	368	31.73 to 31.73	11,682	0.00 to 0.00	1.14	-0.05 to -0.05
	2015	409	31.74 to 31.74	12,973	0.00 to 0.00	1.90	-3.94 to -3.94
	2014	328	33.05 to 33.05	10,847	0.00 to 0.00	2.37	-7.06 to -10.07

M Large Cap Growth	2018	226	69.77 to 69.77	15,767	0.00 to 0.00	0.00	-4.95 to -4.95
	2017	218	73.41 to 73.41	15,980	0.00 to 0.00	0.00	38.97 to 38.97

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
M Large Cap Growth	2016	237	$52.82 to $52.82	$12,511	0.00 % to 0.00%	0.00	-2.32 % to -2.32%
	2015	243	54.08 to 54.08	13,154	0.00 to 0.00	0.03	7.70 to 7.70
	2014	250	50.21 to 50.21	12,528	0.00 to 0.00	0.04	12.53 to 10.21

M Large Cap Value	2018	470	26.27 to 26.27	12,335	0.00 to 0.00	1.49	-12.07 to -12.07
	2017	456	29.87 to 29.87	13,609	0.00 to 0.00	1.52	14.99 to 14.99
	2016	451	25.98 to 25.98	11,704	0.00 to 0.00	2.03	9.64 to 9.64
	2015	423	23.69 to 23.69	10,016	0.00 to 0.00	1.37	-0.66 to -0.66
	2014	396	23.85 to 23.85	9,439	0.00 to 0.00	1.26	9.68 to 5.84

Managed Volatility Aggressive Portfolio Series I (*)	2018	374	33.62 to 33.62	12,566	0.00 to 0.00	2.01	-8.46 to -8.46
	2017	390	36.73 to 36.73	14,339	0.00 to 0.00	1.70	22.82 to 22.82
	2016	451	29.91 to 29.91	13,493	0.00 to 0.00	1.67	1.95 to 1.95
	2015	487	29.33 to 29.33	14,299	0.00 to 0.00	1.95	-5.85 to -5.85
	2014	529	31.15 to 31.15	16,492	0.00 to 0.00	2.53	1.40 to 1.40

Managed Volatility Aggressive Portfolio Series NAV (*)	2018	8,655	20.19 to 20.19	174,787	0.00 to 0.00	2.09	-8.32 to -8.32
	2017	8,724	22.03 to 22.03	192,188	0.00 to 0.00	1.83	22.88 to 9.63
	2016	9,109	17.93 to 17.93	163,300	0.00 to 0.00	1.71	1.89 to 1.89
	2015	9,422	17.59 to 17.59	165,762	0.00 to 0.00	2.05	-5.79 to -5.79
	2014	9,406	18.67 to 18.67	175,656	0.00 to 0.00	2.92	1.54 to 0.53

Managed Volatility Balanced Portfolio Series I (*)	2018	1,333	39.31 to 39.31	52,411	0.00 to 0.00	2.21	-4.88 to -4.88
	2017	1,500	41.33 to 41.33	62,006	0.00 to 0.00	2.26	14.13 to 14.13
	2016	1,543	36.21 to 36.21	55,881	0.00 to 0.00	2.05	4.79 to 4.79
	2015	1,693	34.55 to 34.55	58,486	0.00 to 0.00	2.35	-2.25 to -2.25
	2014	1,838	35.35 to 35.35	64,961	0.00 to 0.00	2.83	4.29 to 4.29

Managed Volatility Balanced Portfolio Series NAV (*)	2018	21,264	19.58 to 19.58	416,483	0.00 to 0.00	2.38	-4.82 to -4.82
	2017	21,747	20.58 to 20.58	447,517	0.00 to 0.00	2.28	14.15 to 5.83
	2016	22,207	18.02 to 18.02	400,325	0.00 to 0.00	2.20	4.91 to 4.91
	2015	22,063	17.18 to 17.18	379,093	0.00 to 0.00	2.52	-2.20 to -2.20
	2014	21,988	17.57 to 17.57	386,294	0.00 to 0.00	3.02	4.25 to 1.81

Managed Volatility Conservative Portfolio Series I (*)	2018	74	38.70 to 38.70	2,870	0.00 to 0.00	2.47	-2.18 to -2.18
	2017	84	39.56 to 39.56	3,314	0.00 to 0.00	2.44	7.82 to 7.82
	2016	90	36.69 to 36.69	3,292	0.00 to 0.00	2.24	4.58 to 4.58
	2015	109	35.09 to 35.09	3,825	0.00 to 0.00	2.55	0.05 to 0.05
	2014	119	35.07 to 35.07	4,177	0.00 to 0.00	2.56	5.02 to 5.02

Managed Volatility Conservative Portfolio Series NAV (*)	2018	1,822	18.13 to 18.13	33,036	0.00 to 0.00	2.64	-2.21 to -2.21
	2017	1,904	18.54 to 18.54	35,299	0.00 to 0.00	2.57	7.94 to 2.95
	2016	1,978	17.17 to 17.17	33,973	0.00 to 0.00	2.41	4.53 to 4.53
	2015	1,979	16.43 to 16.43	32,516	0.00 to 0.00	2.57	0.18 to 0.18
	2014	2,049	16.40 to 16.40	33,614	0.00 to 0.00	3.02	4.98 to 2.14

Managed Volatility Growth Portfolio Series I (*)	2018	1,771	36.75 to 36.75	65,071	0.00 to 0.00	2.11	-6.54 to -6.54
	2017	1,865	39.32 to 39.32	73,320	0.00 to 0.00	1.96	18.58 to 18.58
	2016	2,108	33.16 to 33.16	69,872	0.00 to 0.00	1.82	3.34 to 3.34
	2015	2,344	32.08 to 32.08	75,182	0.00 to 0.00	2.08	-4.53 to -4.53
	2014	2,599	33.61 to 33.61	87,346	0.00 to 0.00	2.68	2.16 to 2.16

Managed Volatility Growth Portfolio Series NAV (*)	2018	29,490	19.72 to 19.72	581,696	0.00 to 0.00	2.19	-6.56 to -6.56
	2017	30,337	21.11 to 21.11	640,384	0.00 to 0.00	2.10	18.71 to 7.84
	2016	30,781	17.78 to 17.78	547,356	0.00 to 0.00	1.95	3.38 to 3.38
	2015	31,216	17.20 to 17.20	536,932	0.00 to 0.00	2.30	-4.55 to -4.55
	2014	30,578	18.02 to 18.02	551,018	0.00 to 0.00	2.94	2.28 to 0.59

Managed Volatility Moderate Portfolio Series I (*)	2018	314	40.24 to 40.24	12,647	0.00 to 0.00	2.40	-3.98 to -3.98
	2017	342	41.91 to 41.91	14,344	0.00 to 0.00	2.30	11.88 to 11.88
	2016	364	37.46 to 37.46	13,629	0.00 to 0.00	2.13	5.30 to 5.30
	2015	380	35.58 to 35.58	13,519	0.00 to 0.00	2.40	-0.91 to -0.91
	2014	428	35.90 to 35.90	15,384	0.00 to 0.00	2.60	4.94 to 4.94

Managed Volatility Moderate Portfolio Series NAV (*)	2018	4,706	19.40 to 19.40	91,292	0.00 to 0.00	2.39	-3.93 to -3.93
	2017	5,140	20.19 to 20.19	103,792	0.00 to 0.00	2.62	12.02 to 4.82
	2016	4,728	18.03 to 18.03	85,239	0.00 to 0.00	2.23	5.25 to 5.25
	2015	4,737	17.13 to 17.13	81,140	0.00 to 0.00	2.61	-0.86 to -0.86
	2014	4,639	17.27 to 17.27	80,144	0.00 to 0.00	3.06	4.99 to 2.38

Mid Cap Index Trust Series I (*)	2018	471	50.49 to 50.49	23,800	0.00 to 0.00	1.09	-11.46 to -11.46
	2017	517	57.02 to 57.02	29,470	0.00 to 0.00	0.59	15.81 to 15.81
	2016	322	49.24 to 49.24	15,865	0.00 to 0.00	1.16	20.11 to 20.11
	2015	315	40.99 to 40.99	12,931	0.00 to 0.00	1.00	-2.60 to -2.60
	2014	343	42.08 to 42.08	14,446	0.00 to 0.00	0.96	9.35 to 9.35

Mid Cap Index Trust Series NAV (*)	2018	1,815	33.16 to 33.16	60,187	0.00 to 0.00	1.18	-11.45 to -11.45
	2017	1,805	37.45 to 37.45	67,589	0.00 to 0.00	0.60	15.86 to 8.44

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Mid Cap Index Trust Series NAV (*)	2016		1,331	$32.32 to $32.32	$43,027	0.00 % to 0.00%	1.33%	20.17 % to 20.17%
	2015		1,180	26.89 to 26.89	31,748	0.00 to 0.00	1.10	-2.54 to -2.54
	2014		1,111	27.60 to 27.60	30,659	0.00 to 0.00	1.10	9.40 to 6.47

Mid Cap Stock Trust Series I (*)	2018		441	44.40 to 44.40	19,577	0.00 to 0.00	0.00	-1.56 to -1.56
	2017		476	45.10 to 45.10	21,464	0.00 to 0.00	0.00	28.54 to 28.54
	2016		522	35.09 to 35.09	18,317	0.00 to 0.00	0.00	0.59 to 0.59
	2015		578	34.88 to 34.88	20,174	0.00 to 0.00	0.00	3.00 to 3.00
	2014		644	33.87 to 33.87	21,808	0.00 to 0.00	0.10	8.02 to 8.02

Mid Cap Stock Trust Series NAV (*)	2018		356	96.79 to 96.79	34,453	0.00 to 0.00	0.00	-1.54 to -1.54
	2017		314	98.30 to 98.30	30,903	0.00 to 0.00	0.00	28.66 to 8.17
	2016		321	76.41 to 76.41	24,502	0.00 to 0.00	0.00	0.58 to 0.58
	2015		347	75.96 to 75.96	26,363	0.00 to 0.00	0.00	3.04 to 3.04
	2014		317	73.72 to 73.72	23,349	0.00 to 0.00	0.15	9.25 to 8.11

Mid Value Trust Series I (*)	2018		353	30.91 to 30.91	10,921	0.00 to 0.00	0.77	-10.84 to -10.84
	2017		389	34.67 to 34.67	13,495	0.00 to 0.00	0.97	11.43 to 11.43
	2016		453	31.12 to 31.12	14,082	0.00 to 0.00	1.14	24.02 to 24.02
	2015		482	25.09 to 25.09	12,092	0.00 to 0.00	1.11	-3.43 to -3.43
	2014		521	25.98 to 25.98	13,539	0.00 to 0.00	0.72	10.60 to 10.60

Mid Value Trust Series NAV (*)	2018		566	47.62 to 47.62	26,967	0.00 to 0.00	0.85	-10.68 to -10.68
	2017		542	53.32 to 53.32	28,889	0.00 to 0.00	1.06	11.46 to 8.00
	2016		560	47.84 to 47.84	26,795	0.00 to 0.00	1.29	24.09 to 24.09
	2015		479	38.55 to 38.55	18,472	0.00 to 0.00	1.18	-3.41 to -3.41
	2014		491	39.91 to 39.91	19,602	0.00 to 0.00	0.82	10.70 to 4.90

Money Market Trust Series I (*)	2018		1,184	25.21 to 25.21	29,833	0.00 to 0.00	1.54	1.54 to 1.54
	2017		1,046	24.83 to 24.83	25,942	0.00 to 0.00	0.58	0.59 to 0.59
	2016		1,421	24.69 to 24.69	35,040	0.00 to 0.00	0.07	0.08 to 0.08
	2015		1,474	24.66 to 24.66	36,327	0.00 to 0.00	0.00	0.00 to 0.00
	2014		1,384	24.66 to 24.66	34,120	0.00 to 0.00	0.00	0.00 to 0.00

Money-Market Trust Series NAV (*)	2018		10,003	10.23 to 10.23	102,375	0.00 to 0.00	1.59	1.60 to 1.60
	2017		9,104	10.07 to 10.07	91,727	0.00 to 0.00	0.63	0.61 to 0.42
	2016		11,007	10.00 to 10.00	110,182	0.00 to 0.00	0.16	0.05 to 0.05

PIMCO All Asset	2018		1,851	24.40 to 17.29	32,594	0.00 to 0.00	2.93	-5.59 to -5.59
	2017		1,614	25.85 to 18.31	30,167	0.00 to 0.00	4.49	13.19 to 6.12
	2016		1,370	22.84 to 16.18	22,914	0.00 to 0.00	2.31	12.59 to 12.59
	2015		1,439	20.28 to 14.37	21,371	0.00 to 0.00	3.01	-9.31 to -9.32
	2014		1,461	22.37 to 15.84	24,126	0.00 to 0.00	4.55	0.24 to -3.88

Real Estate Securities Trust Series I (*)	2018		119	187.00 to 187.00	22,169	0.00 to 0.00	1.65	-3.46 to -3.46
	2017		138	193.71 to 193.71	26,664	0.00 to 0.00	0.52	6.24 to 6.24
	2016		152	182.34 to 182.34	27,761	0.00 to 0.00	3.34	6.92 to 6.92
	2015		173	170.54 to 170.54	29,578	0.00 to 0.00	1.85	2.68 to 2.68
	2014		191	166.10 to 166.10	31,721	0.00 to 0.00	1.63	31.73 to 31.73

Real Estate Securities Trust Series NAV (*)	2018		282	156.74 to 156.74	44,153	0.00 to 0.00	1.64	-3.43 to -3.43
	2017		327	162.30 to 162.30	53,030	0.00 to 0.00	0.57	6.26 to 1.60
	2016		347	152.74 to 152.74	53,069	0.00 to 0.00	3.56	6.96 to 6.96
	2015		332	142.80 to 142.80	47,368	0.00 to 0.00	2.05	2.80 to 2.80
	2014		283	138.91 to 138.91	39,373	0.00 to 0.00	1.81	31.75 to 13.03

Science & Technology Trust Series I (*)	2018		390	54.98 to 54.98	21,429	0.00 to 0.00	0.00	-0.61 to -0.61
	2017		469	55.32 to 55.32	25,957	0.00 to 0.00	0.05	41.13 to 41.13
	2016		431	39.20 to 39.20	16,892	0.00 to 0.00	0.00	8.39 to 8.39
	2015		547	36.16 to 36.16	19,781	0.00 to 0.00	0.00	6.69 to 6.69
	2014		557	33.90 to 33.90	18,893	0.00 to 0.00	0.00	12.89 to 12.89

Science & Technology Trust Series NAV (*)	2018		728	43.66 to 43.66	31,798	0.00 to 0.00	0.00	-0.57 to -0.57
	2017		646	43.91 to 43.91	28,380	0.00 to 0.00	0.09	41.21 to 14.63
	2016		631	31.10 to 31.10	19,631	0.00 to 0.00	0.00	8.41 to 8.41
	2015		631	28.68 to 28.68	18,095	0.00 to 0.00	0.00	6.78 to 6.78
	2014		486	26.86 to 26.86	13,046	0.00 to 0.00	0.00	14.24 to 12.95

Select Bond Trust Series I (*)	2018	(e)	258	11.90 to 11.90	3,069	0.00 to 0.00	2.64	-0.43 to -0.43
	2017		301	11.95 to 11.95	3,592	0.00 to 0.00	2.82	3.67 to 3.67
	2016		331	11.52 to 11.52	3,815	0.00 to 0.00	3.73	3.06 to 3.06
	2015		73	11.18 to 11.18	818	0.00 to 0.00	3.03	0.24 to 0.24
	2014		98	11.16 to 11.16	1,098	0.00 to 0.00	2.77	5.53 to 5.53

Select Bond Trust Series NAV (*)	2018	(f)	2,018	11.94 to 11.94	24,089	0.00 to 0.00	2.92	-0.38 to -0.38
	2017		1,946	11.98 to 11.98	23,319	0.00 to 0.00	2.87	3.65 to 0.85
	2016		1,730	11.56 to 11.56	19,996	0.00 to 0.00	3.66	3.19 to 3.19
	2015		594	11.20 to 11.20	6,657	0.00 to 0.00	2.99	0.30 to 0.30

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Select Bond Trust Series NAV (*)	2014		664	$11.17 to $11.17	$7,416	0.00 % to 0.00%	2.80%	5.59 % to 2.50%

Short Term Government Income Trust Series I (*)	2018		487	10.90 to 10.90	5,315	0.00 to 0.00	1.98	0.84 to 0.84
	2017		577	10.81 to 10.81	6,242	0.00 to 0.00	1.41	0.57 to 0.57
	2016		541	10.75 to 10.75	5,814	0.00 to 0.00	1.69	0.57 to 0.57
	2015		576	10.69 to 10.69	6,161	0.00 to 0.00	1.78	0.65 to 0.65
	2014		592	10.62 to 10.62	6,284	0.00 to 0.00	1.82	1.15 to 1.15

Short Term Government Income Trust Series NAV (*)	2018		1,986	10.95 to 10.95	21,751	0.00 to 0.00	2.19	0.89 to 0.89
	2017		1,796	10.86 to 10.86	19,499	0.00 to 0.00	1.48	0.62 to -0.20
	2016		1,541	10.79 to 10.79	16,626	0.00 to 0.00	1.83	0.63 to 0.63
	2015		1,256	10.72 to 10.72	13,465	0.00 to 0.00	1.87	0.69 to 0.69
	2014		1,114	10.65 to 10.65	11,869	0.00 to 0.00	2.00	1.19 to 0.39

Small Cap Index Trust Series I (*)	2018		240	38.04 to 38.04	9,148	0.00 to 0.00	0.96	-11.42 to -11.42
	2017		257	42.95 to 42.95	11,035	0.00 to 0.00	0.45	14.39 to 14.39
	2016		256	37.55 to 37.55	9,614	0.00 to 0.00	1.15	20.98 to 20.98
	2015		267	31.04 to 31.04	8,282	0.00 to 0.00	1.00	-4.58 to -4.58
	2014		291	32.52 to 32.52	9,477	0.00 to 0.00	0.92	4.59 to 4.59

Small Cap Index Trust Series NAV (*)	2018		1,093	30.42 to 30.42	33,259	0.00 to 0.00	1.01	-11.31 to -11.31
	2017		1,034	34.30 to 34.30	35,452	0.00 to 0.00	0.51	14.43 to 8.89
	2016		956	29.98 to 29.98	28,653	0.00 to 0.00	1.27	21.02 to 21.02
	2015		849	24.77 to 24.77	21,017	0.00 to 0.00	1.13	-4.59 to -4.59
	2014		793	25.96 to 25.96	20,587	0.00 to 0.00	1.02	7.14 to 4.71

Small Cap Opportunities Trust Series I (*)	2018		600	42.79 to 42.79	25,669	0.00 to 0.00	0.42	-13.84 to -13.84
	2017		677	49.66 to 49.66	33,643	0.00 to 0.00	0.41	11.07 to 11.07
	2016		762	44.71 to 44.71	34,074	0.00 to 0.00	0.46	19.47 to 19.47
	2015		818	37.42 to 37.42	30,614	0.00 to 0.00	0.07	-5.17 to -5.17
	2014		903	39.46 to 39.46	35,643	0.00 to 0.00	0.05	2.39 to 2.39

Small Cap Opportunities Trust Series NAV (*)	2018		747	21.11 to 21.11	15,784	0.00 to 0.00	0.45	-13.81 to -13.81
	2017		806	24.50 to 24.50	19,736	0.00 to 0.00	0.46	11.18 to 8.65
	2016		797	22.03 to 22.03	17,570	0.00 to 0.00	0.53	19.51 to 19.51
	2015		769	18.44 to 18.44	14,181	0.00 to 0.00	0.12	-5.12 to -5.12
	2014		822	19.43 to 19.43	15,967	0.00 to 0.00	0.08	3.44 to 2.42

Small Cap Stock Trust Series I (*)	2018	(g)	64	30.90 to 30.90	1,990	0.00 to 0.00	0.00	-5.19 to -5.19
	2017		74	32.59 to 32.59	2,426	0.00 to 0.00	0.00	26.46 to 26.46
	2016		85	25.77 to 25.77	2,196	0.00 to 0.00	0.00	2.29 to 2.29
	2015		103	25.19 to 25.19	2,583	0.00 to 0.00	0.00	-8.85 to -8.85
	2014		94	27.64 to 27.64	2,586	0.00 to 0.00	0.00	7.57 to 7.57

Small Cap Stock Trust Series NAV (*)	2018	(h)	565	36.72 to 36.72	20,749	0.00 to 0.00	0.00	-5.22 to -5.22
	2017		600	38.74 to 38.74	23,254	0.00 to 0.00	0.00	26.70 to 10.81
	2016		565	30.58 to 30.58	17,276	0.00 to 0.00	0.00	2.27 to 2.27
	2015		558	29.90 to 29.90	16,691	0.00 to 0.00	0.00	-8.78 to -8.78
	2014		510	32.78 to 32.78	16,723	0.00 to 0.00	0.00	11.05 to 7.60

Small Cap Value Trust Series I (*)	2018		104	27.01 to 27.01	2,814	0.00 to 0.00	0.67	-12.50 to -12.50
	2017		123	30.87 to 30.87	3,783	0.00 to 0.00	0.84	3.73 to 3.73
	2016		177	29.76 to 29.76	5,266	0.00 to 0.00	0.68	22.67 to 22.67
	2015		145	24.26 to 24.26	3,510	0.00 to 0.00	0.42	-1.36 to -1.36
	2014		124	24.60 to 24.60	3,054	0.00 to 0.00	0.64	7.18 to 7.18

Small Cap Value Trust Series NAV (*)	2018		402	76.12 to 76.12	30,610	0.00 to 0.00	0.74	-12.45 to -12.45
	2017		414	86.94 to 86.94	36,029	0.00 to 0.00	1.03	6.06 to 3.79
	2016		406	83.77 to 83.77	34,010	0.00 to 0.00	0.79	22.68 to 22.68
	2015		380	68.28 to 68.28	25,930	0.00 to 0.00	0.54	-1.31 to -1.31
	2014		341	69.19 to 69.19	23,607	0.00 to 0.00	0.72	7.99 to 7.25

Small Company Value Trust Series I (*)	2018		277	41.56 to 41.56	11,494	0.00 to 0.00	0.37	-12.94 to -12.94
	2017		302	47.74 to 47.74	14,425	0.00 to 0.00	0.22	11.49 to 11.49
	2016		381	42.82 to 42.82	16,325	0.00 to 0.00	0.82	32.31 to 32.31
	2015		364	32.36 to 32.36	11,775	0.00 to 0.00	1.30	-5.60 to -5.60
	2014		401	34.28 to 34.28	13,756	0.00 to 0.00	0.03	0.11 to 0.11

Small Company Value Trust Series NAV (*)	2018		915	27.71 to 27.71	25,361	0.00 to 0.00	0.41	-12.93 to -12.93
	2017		858	31.83 to 31.83	27,311	0.00 to 0.00	0.25	11.58 to 9.05
	2016		844	28.53 to 28.53	24,090	0.00 to 0.00	0.87	32.33 to 32.33
	2015		812	21.56 to 21.56	17,510	0.00 to 0.00	1.46	-5.51 to -5.51
	2014		770	22.81 to 22.81	17,573	0.00 to 0.00	0.06	0.30 to 0.14

Strategic Income Opportunities Trust Series I (*)	2018		278	27.56 to 27.56	7,670	0.00 to 0.00	3.70	-5.03 to -5.03
	2017		316	29.02 to 29.02	9,154	0.00 to 0.00	3.20	5.59 to 5.59
	2016		307	27.48 to 27.48	8,445	0.00 to 0.00	2.36	5.12 to 5.12
	2015		328	26.14 to 26.14	8,578	0.00 to 0.00	2.42	1.22 to 1.22

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Strategic Income Opportunities Trust Series I (*)	2014	354	$25.83 to $25.83	$9,149	0.00 % to 0.00%	4.28%	5.06 % to 5.06%

Strategic Income Opportunities Trust Series NAV (*)	2018	1,610	20.48 to 20.48	32,957	0.00 to 0.00	4.07	-5.00 to -5.00
	2017	1,486	21.56 to 21.56	32,035	0.00 to 0.00	3.34	5.66 to 2.07
	2016	1,317	20.40 to 20.40	26,859	0.00 to 0.00	2.48	5.19 to 5.19
	2015	1,331	19.39 to 19.39	25,816	0.00 to 0.00	2.68	1.27 to 1.27
	2014	1,258	19.15 to 19.15	24,083	0.00 to 0.00	4.69	5.13 to 1.57

Total Bond Market Series Trust NAV (*)	2018	1,072	25.02 to 25.02	26,819	0.00 to 0.00	2.82	-0.24 to -0.24
	2017	972	25.08 to 25.08	24,385	0.00 to 0.00	3.06	3.34 to 0.84
	2016	804	24.27 to 24.27	19,505	0.00 to 0.00	2.76	2.45 to 2.45
	2015	724	23.69 to 23.69	17,167	0.00 to 0.00	2.88	0.30 to 0.30
	2014	681	23.62 to 23.62	16,086	0.00 to 0.00	3.42	6.06 to 2.90

Total Stock Market Index Trust Series I (*)	2018	461	30.40 to 30.40	14,004	0.00 to 0.00	1.15	-5.70 to -5.70
	2017	503	32.24 to 32.24	16,221	0.00 to 0.00	1.59	20.59 to 20.59
	2016	250	26.73 to 26.73	6,683	0.00 to 0.00	1.49	12.38 to 12.38
	2015	235	23.79 to 23.79	5,594	0.00 to 0.00	1.30	-0.64 to -0.64
	2014	255	23.94 to 23.94	6,104	0.00 to 0.00	1.12	11.47 to 11.47

Total Stock Market Index Trust Series NAV (*)	2018	570	101.44 to 101.44	57,849	0.00 to 0.00	1.25	-5.66 to -5.66
	2017	570	107.52 to 107.52	61,254	0.00 to 0.00	1.49	20.65 to 9.95
	2016	436	89.11 to 89.11	38,852	0.00 to 0.00	1.55	12.38 to 12.38
	2015	387	79.30 to 79.30	30,669	0.00 to 0.00	1.49	-0.53 to -0.53
	2014	306	79.72 to 79.72	24,387	0.00 to 0.00	1.29	11.46 to 8.79

Ultra Short Term Bond Trust Series I (*)	2018	127	10.31 to 10.31	1,312	0.00 to 0.00	1.49	1.40 to 1.40
	2017	177	10.17 to 10.17	1,798	0.00 to 0.00	1.60	0.66 to 0.66
	2016	121	10.10 to 10.10	1,217	0.00 to 0.00	1.83	0.52 to 0.52
	2015	84	10.05 to 10.05	848	0.00 to 0.00	1.36	-0.04 to -0.04
	2014	62	10.05 to 10.05	620	0.00 to 0.00	1.61	-0.02 to -0.02

Ultra Short Term Bond Trust Series NAV (*)	2018	649	10.36 to 10.36	6,727	0.00 to 0.00	1.94	1.53 to 1.53
	2017	510	10.20 to 10.20	5,199	0.00 to 0.00	1.72	0.62 to 0.27
	2016	386	10.14 to 10.14	3,917	0.00 to 0.00	1.57	0.67 to 0.67
	2015	421	10.07 to 10.07	4,238	0.00 to 0.00	1.39	0.01 to 0.01
	2014	338	10.07 to 10.07	3,409	0.00 to 0.00	1.61	0.03 to -0.14

Utilities Trust Series I (*)	2018	89	41.01 to 41.01	3,646	0.00 to 0.00	3.30	0.88 to 0.88
	2017	98	40.65 to 40.65	3,968	0.00 to 0.00	2.24	14.75 to 14.75
	2016	99	35.43 to 35.43	3,492	0.00 to 0.00	5.01	11.35 to 11.35
	2015	114	31.82 to 31.82	3,616	0.00 to 0.00	2.98	-14.76 to -14.76
	2014	131	37.33 to 37.33	4,884	0.00 to 0.00	2.76	12.59 to 12.59

Utilities Trust Series NAV (*)	2018	485	32.88 to 32.88	15,957	0.00 to 0.00	3.33	0.93 to 0.93
	2017	526	32.57 to 32.57	17,122	0.00 to 0.00	2.46	14.82 to 3.40
	2016	542	28.37 to 28.37	15,390	0.00 to 0.00	4.82	11.43 to 11.43
	2015	525	25.46 to 25.46	13,376	0.00 to 0.00	3.21	-14.79 to -14.79
	2014	504	29.88 to 29.88	15,058	0.00 to 0.00	3.22	12.72 to 2.31

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

(*)	Sub-account that invests in affiliated Trust.

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

(f)	Renamed on April 30, 2018. Previously known as Bond Trust Series NAV.

(g)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.

(h)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

(i)	Sub-account available in prior year but no activity.

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

73

Prospectus dated April 29, 2019
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
Accumulation Variable Universal Life
a flexible premium variable universal life insurance policy
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following variable investment accounts:
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
Utilities
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.

GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:
•	Starting on the next page is a Table of Contents for this prospectus.
•	The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
•	Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
•	Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.
Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
2

3

SUMMARY OF BENEFITS AND RISKS
The nature of the policy
The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary on the death of the insured person (we call this the “death benefit”) may be similarly affected. That's why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a “flexible premium” policy.
Summary of policy benefits
Death benefit
When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
Variable investment accounts
The policy offers a number of variable investment accounts, as listed on page 1 of this prospectus. These variable investment accounts are subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Separate Account”), a separate account operated by us under Michigan law. The variable investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those variable investment accounts operate like publicly traded mutual funds, there are important differences between the variable investment accounts and publicly traded mutual funds. You can transfer money from one variable investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.
Surrender of the policy
You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.
If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:
•	the amount you invested,
•	plus any gain or minus any loss of the investment experience of the variable investment accounts you’ve chosen,
•	minus all charges we deduct, and
•	minus all withdrawals you have made.
If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).
4

Withdrawals
After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to the lesser of 2% of the withdrawal amount or $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals—Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Face Amount below certain minimum amounts.
Policy loans
If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.
Optional supplementary benefit riders
When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations— Optional supplementary benefit riders you can add”).
Summary of policy risks
Lapse risk
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven't paid enough premium, because the investment performance of the variable investment accounts you’ve chosen has been poor, or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in force. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).
Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.
Investment risk
As mentioned above, the investment performance of any variable investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the variable investment accounts you’ve chosen. Some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.
Transfer risk
There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of any fixed account option are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase the Long-Term Care Rider, while benefits are being paid under that rider you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).
Early surrender risk
There are surrender charges assessed if you surrender your policy in the first nine policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit—Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.
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Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Tax risks
Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, please see the section of the prospectus entitled “Tax considerations” for a description of certain tax risks associated with that rider.
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.
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There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
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FEE TABLES
This section contains the tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.
The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. A portion of the premium charge is used to cover state and Federal premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	6% of each premium paid
Maximum withdrawal fee	Upon making a withdrawal	The lesser of 2% of the withdrawal amount or $25 (currently $0)(1)
Surrender charge(2)	Upon surrender, policy lapse or any reduction in Base Face Amount
Minimum surrender charge		$2.40 per thousand dollars of Base Face Amount
Maximum surrender charge		$95.39 per thousand dollars of Base Face Amount
Surrender charge for representative insured person		$17.09 per thousand dollars of Base Face Amount
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than 12	$25 (currently $0)(1)

(1)  This charge is not currently imposed, but we reserve the right to do so in the policy.
(2)  A surrender charge is applicable for 9 policy years from the Policy Date, and is calculated as a percentage of the Surrender Charge Calculation Limit as stated in the Policy Specifications page of your policy. The percentage applied to the calculation reduces over the surrender charge period. The charges shown in the table are the amounts applied in month one in the first year of the surrender charge period. The Surrender Charge Calculation Limit varies by the sex, issue age, underwriting risk class, and death benefit option of the insured person. The maximum charge shown in the table is for a 74 year old male substandard smoker underwriting risk with death benefit Options 1 and 2, the minimum charge shown is for a 0 year old female standard non-smoker underwriting risk with death benefit Option 1, and the charge for a representative insured person is for a 45 year old male standard non-smoker underwriting risk with death benefit Option 1.
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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits. The charges shown in these tables may not be particularly relevant to your current situation. For more information about the cost of insurance rates and other charges talk to your John Hancock representative.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge:(1)	Monthly
Minimum charge		$0.06 per $1,000 of NAR	$0.004 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.38 per $1,000 of NAR	$0.04 per $1,000 of NAR
Face Amount charge:(2)	Monthly for 10 policy years from the Policy Date
Minimum charge		$0.03 per $1,000 of Base Face Amount	$0.03 per $1,000 of Base Face Amount
Maximum charge		$1.18 per $1,000 of Base Face Amount	$1.18 per $1,000 of Base Face Amount
Charge for representative insured person		$0.17 per $1,000 of Base Face Amount	$0.17 per $1,000 of Base Face Amount
Administrative charge(3)	Monthly	$25	$25
Asset-based risk charge(4)	Monthly	0.03% of policy value	0.00% of policy value
Maximum policy loan interest rate(5)	Accrues daily Payable annually	4.25%	4.25%

(1)  The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” guaranteed rate shown in the table is the rate in the first policy year for a policy issued to cover a 10 year old female standard non-smoker underwriting risk. The minimum current rate shown in the table is the rate in the first policy year for a policy issued to a 0 year old female standard non-smoker underwriting risk. The “maximum” rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.
(2)  This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age, death benefit option, and risk classification at issue of the insured person. The “minimum” rate shown in the table is for a 0 year old male standard non-smoker electing death benefit Option 1. The “maximum” rate shown in the table is for a 90 year old male standard smoker electing death benefit Option 2. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker electing death benefit Option 1.
(3)  The monthly administrative charge in policy year 1 is $25. The monthly charge thereafter is $10.
(4)  This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account.
(5)  4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.0% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Disability Payment of Specified Premium Rider:(1)	Monthly
Minimum charge		$16.57 per $1,000 of Specified Premium
Maximum charge		$198.67 per $1,000 of Specified Premium
Charge for representative insured person		$51.66 per $1,000 of Specified Premium
Long-Term Care Rider:(2)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$1.80 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR
Return of Premium Death Benefit Rider:(3)	Monthly
Minimum charge		$0.006 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured person		$0.38 per $1,000 of NAR
Cash Value Enhancement Rider	Upon policy issue	$500.00
Overloan Protection Rider:(4)	At exercise of benefit
Minimum charge		0.04%
Maximum charge		8.00%
Change of Life Insured Rider	At exercise of benefit	$250.00
Long-Term Care Continuation Rider:(5)	Monthly
Minimum charge		$2.12 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Maximum charge		$130.37 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Charge for representative insured person		$7.29 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Accelerated Benefit Rider	At exercise of benefit	$150.00 (6)

(1)  The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a 20 year old male standard non-smoker underwriting risk. The “maximum” rate shown in the table is for a 54 year old female substandard smoker underwriting risk. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk.
(2)  The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The “minimum” rate shown in the table is for a 20 year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The “maximum” rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.
(3)  The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary depending upon the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the first policy year for a policy issued to cover a 0 year old female standard non-smoker underwriting risk. The “maximum” rate shown in the table is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.
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(4)  The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is .04% (currently .04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is .054% (currently .054%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 99 and the guideline premium test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.
(5)  The charge for this rider is determined by multiplying the LTC Continuation Maximum Monthly Benefit Amount for this rider by the applicable rate. The LTC Continuation Maximum Monthly Benefit Amount is stated in the Policy Specifications page of your policy. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The “minimum” rate shown in the table is for a 20 year old female standard non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The “maximum” rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.
(6)  This charge is not currently imposed, but we reserve the right to do so in the policy.
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment account offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.42%	1.87%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.75%, respectively.
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DETAILED INFORMATION
This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.
Table of Variable Investment Accounts and Investment Subadvisers
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account variable investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income and, American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
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The portfolios available under the policies, the investment subadvisers (engaged by JHIMS or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Managed Volatility Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).
Valuation
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund's net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).
Voting interest
We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.
We determine the number of a series fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.
The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
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Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account. Our executive office is located at 200 Berkeley St., Boston, MA 02116.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The variable investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
The fixed account
Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Separate Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account—the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
The death benefit
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in
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the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.
When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the resulting cost of insurance charges (based on the higher net amount at risk) will be higher under Option 2. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Limitations on payment of death benefit
If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.
Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.
Base Face Amount vs. Supplemental Face Amount
As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.
For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-lapse guarantee”). Also, after the insured person reaches age 100, the amount of any Supplemental Face Amount will be limited to the lesser of the current Supplemental Face Amount or the policy value.
If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or to maximize the death benefit when the insured person reaches age 100, then you may wish to maximize the proportion of the Base Face Amount.
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The minimum death benefit
In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law—the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.
Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:
Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
A table showing the factor for each age will appear in the policy.
Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.
The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).
To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.
Requesting an increase in coverage
After the first policy year, you may make a written request for an unscheduled increase in the Supplemental Face Amount. Generally, each such increase must be at least $50,000. Scheduled increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Total Face Amount after issue, would first require that you terminate the Disability Payment of Specified Premium, Long-Term Care and Long-Term Care Continuation Riders, you may have elected at issue.
Requesting a decrease in coverage
After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:
•	the remaining in the Supplemental Face Amount and Base Face Amount will each be at least $100,000, and
•	the remaining in the Supplemental Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.
A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see “Surrender charge”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.
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Change of death benefit option
The death benefit option may be changed after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Total Face Amount to decrease below $100,000.
A change in the death benefit option will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit.
•	If it is a change from Option 1 to Option 2, the new Total Face Amount will be equal to the Total Face Amount prior to the change minus the policy value as of the date of the change. The change will take effect on the policy anniversary on or next following the date the written request for the change is received at our Service Office.
•	If it is a change from Option 2 to Option 1, the new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.
Surrender charges will not apply to reductions in the value of Total Face Amount to the extent that the value being reduced had originally been attributable solely to a change in the death benefit option.
Tax consequences of coverage changes
A change in the death benefit option or Total Face Amount will often change the policy's limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
Changing a payment option
You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
Tax impact of payment option chosen
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.
Premiums
Planned premiums
The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums—annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).
Minimum initial premium
The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person's attained age 100, subject to the limitations on premium amount described below.
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Maximum premium payments
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”
Large premium payments may expose us to unanticipated investment risk, and we will generally refuse to accept premiums in excess of the Maximum Annual Premium limit set forth in the Policy Specifications. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments that are not in excess of the Maximum Annual Premium limit. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Processing premium payments
No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market investment account. The “Allocation Date” of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The “Net Premium” is the premium paid less the applicable premium charges we deduct from it.
Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee, which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.
Ways to pay premiums
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
•	by wire or by exchange from another insurance company, or
•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
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Lapse and reinstatement
Lapse
Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
No-lapse guarantee
In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's surrender value to fall to zero or below during such period.
The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.
The No-Lapse Guarantee Premium is set at issue on the basis of the Face Amount and reflects the age, sex and risk class of the proposed insured, the death benefit option elected, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance, (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person or (v) a temporary additional rating is added (due to a Face Amount increase).
The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) 5 years if the insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Rider, however, is limited to the first two policy years.
While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default, whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
(a)  the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or
(b)  the amount necessary to bring the surrender value to zero plus the monthly deductions due, plus the next three monthly deductions plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.
Cumulative premium test
The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.
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Death during grace period
If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:
(a)  The insured person's risk classification is standard or preferred, and
(b)  The insured person's attained age is less than 46.
By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a)  You must provide to us evidence of the insured person's insurability that is satisfactory to us; and
(b)  You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
The policy value
From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Premiums - - Processing premium payments”).
Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”
We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.
The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
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Allocation of future premium payments
At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Transfers of existing policy value
You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.
The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:
•	within 18 months after the policy's Issue Date, or
•	within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.
Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.
Limitations on transfers to or from an investment account. Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market investment account. If such a transfer to the Money Market investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment account may not be transferred out of the Money Market investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other
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than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Limitations on transfers out of the fixed account. Transfers out of the fixed account in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer, that involves a transfer out of the fixed account may not involve a transfer to the Money Market investment account.
We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.
Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Surrender and withdrawals
Surrender
You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. In addition, we reserve the right to charge a withdrawal fee of up to the lesser of 2% of the withdrawal amount or $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal and the related charges. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Base Face Amount to fall below $100,000.
Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You
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should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. As noted, above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”). We reserve the right to waive the pro-rata surrender charge on any reduction in Base Face Amount if the withdrawal is designed to serve certain administrative purposes (such as the payment of fees associated with the provision of asset management services).
For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.
Policy loans
You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.
•	We first determine the net cash surrender value of your policy.
•	We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
•	We then multiply the resulting amount by 1.25% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).
•	We then subtract the third item above from the second item above.
The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.25% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request. We will not process any loans at and after the policy anniversary nearest the insured person's 100th birthday.
Repayment of policy loans
You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.
•	The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.
•	The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.
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Effects of policy loans
The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.
The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 100, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).
Description of charges at the policy level
Deduction from premium payments
•	Premium charge - A charge to help defray our sales costs and related taxes. The current charge is 6% of each premium paid.
Deductions from policy value
•	Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $25 per month for the first year, and $10 per month thereafter.
•	Face Amount charge - A monthly charge for the first ten policy years, to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate that varies by the insured person's sex, age, death benefit option and risk classification at issue.
•	Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) gender of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's age increases. (The insured person's “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
    (a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and
    (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.
If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.
For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.
•	Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. This charge is not currently imposed, but we reserve the right to do so.
•	Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.
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•	Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The fee is the lesser of 2% of the withdrawal amount or $25. This fee is not currently imposed, but we reserve the right to do so.
•	Surrender charge - A charge we deduct if the policy lapses or is surrendered within the first nine policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the Surrender Charge Calculation Limit stated in the Policy Specifications page of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs, as shown in the following table:

Policy Year	Percentage Applied
1	100%
2	100%
3	100%
4	100%
5	95%
6	95%
7	90%
8	70%
9	50%
10+	0%
The percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The above table applies only if the insured person is male, and less than age 45 at issue. For older issue ages, the percentages in the above table may be reduced. A pro-rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see “Surrender and withdrawals - Withdrawals” and “Requesting a decrease in coverage”). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.
Additional information about how certain policy charges work
Sales expenses and related charges
The premium and Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.
Method of deduction
We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.
Reduced charges for eligible classes
The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.
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Other charges we could impose in the future
Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.
We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.
Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Description of charges at the portfolio level
The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.
When the insured person reaches 100
At and after the policy anniversary nearest the insured person's 100th birthday, the following will occur:
•	Any Supplemental Face Amount will be limited (see “Base Face Amount vs. Supplemental Face Amount”).
•	We will stop deducting any monthly deductions.
•	We will stop accepting any premium payments.
•	You may no longer borrow from your policy.
Other policy benefits, rights and limitations
Optional supplementary benefit riders you can add
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.
•	Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the policy value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a 6 month “waiting period” of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person’s 65th birthday if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday. The “Specified Premium” is chosen at issue and will be stated in the Policy Specifications page of your policy.
•	Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have the policy's death benefit advanced to you in the event of terminal illness.
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Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of “qualified long-term care service” as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.
We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.
We restrict your policy value's exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.
If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.
If you purchase this rider:
•	you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and
•	you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.
•	Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the life insured. The Return of Premium Rider death benefit has an initial value equal to your initial premium times the Percentage of Premium (which may range between 0% and 100%) as elected and shown in the Policy Specifications page for the rider. The Percentage of Premium will be applied to each subsequent premium and will increase the coverage at the time of premium payment by that amount. The Return of Premium Death Benefit Increase Rate is specified in the Policy Specifications page of your policy and may range between 0% and 5%. The rider also provides options to increase or decrease the benefit amount. This rider is only available to you if death benefit Option 1 is elected, and will cease as of the beginning of the policy month coincident with or next following the date we approve your written request for a change to death benefit Option 2.
The Return of Premium Rider death benefit will not exceed the Maximum Benefit Amount shown in the Policy Specifications page for the rider. If the policy owner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Rider death benefit will be reduced by the amount of the withdrawal.
The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two policy years only.
•	Cash Value Enhancement Rider - Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this
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rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce the surrender charge upon decreases in Face Amount or partial withdrawals.
Under this rider, the enhancement in cash surrender value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Waiver Percentage. The applicable Cash Value Enhancement Waiver Percentages under this rider during the Surrender Charge Period are set forth below:
Policy Year	Cash Value Enhancement Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6+	0%
•	Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured's insurability, and the premiums and charges after the change date will reflect the new life insured's age, sex, risk classification and any additional rating which applies. Supplementary benefits riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The validity and suicide provisions of the policy will apply to the entire Face Amount beginning anew as of the change date.
•	Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.
When the Overloan Protection benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.
When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.
•	Long-Term Care Continuation Rider - This rider is available only if you also purchase the Long-Term Care Rider (“Long-Term Care Rider”). This rider provides protection against the death benefit being reduced below the lesser of $25,000 or 10% of the Total Face Amount under the policy at issue, reduced proportionately for any reduction in the Total Face Amount not due to acceleration under the Long-Term Care Rider. The rider also provides for a continuation of benefits under the Long-Term Care Rider after such benefits would otherwise have ceased. The monthly maximum continuation benefit is determined by multiplying the Monthly Acceleration Percentage specified in the Policy Specifications times the Total Face Amount at issue.
•	Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. Payment of the accelerated benefits is subject to limits and conditions specified in the rider.
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Variations in policy terms
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.
Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.
Procedures for issuance of a policy
Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Commencement of insurance coverage
After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).
The policy will take effect only if all of the following conditions are satisfied:
•	The policy is delivered to and received by the applicant.
•	The Minimum Initial Premium is received by us.
•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Policy Date.
Backdating
Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.
Temporary coverage prior to policy delivery
If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance
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Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Monthly deduction dates
Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.
Changes that we can make as to your policy
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
•	Combining or removing fixed accounts or variable investment accounts
•	Changes in the form of organization of any separate account
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
The owner of the policy
Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term “you” in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include those listed below:
•	Determine when and how much you invest in the variable investment accounts and any fixed account
•	Borrow or withdraw amounts you have in the variable investment account and any fixed account
•	Change the beneficiary who will receive the death benefit
•	Change the amount of insurance
•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value
•	Choose the form in which we will pay out the death benefit or other proceeds
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Your beneficiary
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. Until the death of the insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owners or the owner's estate.
Policy cancellation right
You have the right to cancel your policy within ten days after you receive it(the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:
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•	John Hancock USA at either of the addresses shown on the back cover of this prospectus, or
•	the John Hancock USA representative who delivered the policy to you.
The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.
Delay to challenge coverage
We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.
Reports that you will receive
At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each variable investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.
Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.
Assigning your policy
You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.
When we pay policy proceeds
General
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.
Delay for check clearance
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
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Delay of separate account proceeds
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay of general account surrender proceeds
State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
How you communicate with us
General rules
You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.
Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.
•	loans
•	surrenders or withdrawals
•	change of death benefit option
•	increase or decrease in Face Amount
•	change of beneficiary
•	election of payment option for policy proceeds
•	tax withholding elections
•	election of telephone/internet transaction privilege
The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).
•	transfers of policy value among the variable investment accounts and any fixed account
•	change of allocation among the variable investment accounts and any fixed account for new premium payments
You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.
We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.
Telephone, facsimile and internet transactions
If you complete a special authorization form, you can request transfers among the variable investment accounts and any fixed account and changes of allocation among the variable investment accounts and any fixed account simply by telephoning us at 1-800-827-4546 or by faxing us at 1-617-572-1571 or through the Company's secured website. Any fax or internet
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request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the variable investment accounts and any fixed account involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.
If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
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You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
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The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if you have elected a Long-Term Care Rider, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected a Long-Term Care Rider, as described in “Optional supplementary benefit riders you can add,” deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.
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It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
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7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from
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modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
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Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834—1933 Act File No. 333-85284

Supplement Dated April 29, 2019
TO
Prospectuses Dated April 29, 2019 Or Later

This Supplement is to be distributed with certain prospectuses for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.
The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Accumulation Variable Universal Life 2014,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life”, “Protection Variable Universal Life”, and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”
This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES
The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
VL M SUPP (4/2019)

Statement of Additional Information
dated April 29, 2019
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2018, 2017, and 2016, was $95,309,756, $94,706,904, and $100,416,732, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
4

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2018, 2017 and 2016

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2018, 2017 and 2016

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 3, 2019

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2018	2017

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$44,556	$47,970
Stocks:
Preferred stocks	14	11
Common stocks	918	1,354
Investments in affiliates	2,913	2,560
Mortgage loans on real estate	12,085	11,900
Real estate:
Company occupied	162	286
Investment properties	3,851	5,436
Cash, cash equivalents and short-term investments	2,988	4,131
Policy loans	2,788	2,726
Derivatives	8,511	9,637
Receivable for securities	1	16
Other invested assets	9,728	9,269

Total cash and invested assets	88,515	95,296
Investment income due and accrued	583	705
Premiums due	65	65
Amounts recoverable from reinsurers	232	163
Net deferred tax asset	-	13
Funds held by or deposited with reinsured companies	3,188	3,321
Other reinsurance receivable	575	181
Amounts due from affiliates	244	477
Other assets	2,423	1,435
Assets held in separate accounts	124,131	141,167

Total admitted assets	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS – (CONTINUED)

	December 31,
	2018	2017

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$64,047	$69,132
Policyholders’ and beneficiaries funds	2,395	2,683
Consumer notes	154	197
Dividends payable to policyholders	393	408
Policy benefits in process of payment	445	450
Other amount payable on reinsurance	845	534
Other policy obligations	46	46

Total policy and contract obligations	68,325	73,450
Payable to parent and affiliates	1,309	1,645
Transfers to (from) separate account, net	(311)	(365)
Asset valuation reserve	1,981	2,106
Reinsurance in unauthorized companies	1	4
Funds withheld from unauthorized reinsurers	336	66
Interest maintenance reserve	1,373	2,038
Current federal income taxes payable	-	104
Net deferred tax liability	77	-
Derivatives	3,719	4,129
Payables for collateral on derivatives	1,559	1,973
Payables for securities	29	177
Funds held under coinsurance	7,376	7,239
Other general account obligations	1,181	981
Obligations related to separate accounts	124,131	141,167

Total liabilities	211,086	234,714

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2018 and 2017)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2018 and 2017, respectively)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,061	4,300

Total capital and surplus	8,870	8,109

Total liabilities and capital and surplus	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums, net	$5,816	$18,286	$13,227
Consideration for supplementary contracts with life contingencies	132	176	201
Net investment income	4,665	4,426	4,308
Amortization of interest maintenance reserve	179	195	191
Commissions and expense allowance on reinsurance ceded	468	1,963	629
Reserve adjustment on reinsurance ceded	(7,820)	(12,621)	(7,297)
Separate account administrative and contract fees	1,786	1,772	1,697
Other revenue	193	347	434

Total premiums and other revenues	5,419	14,544	13,390
Benefits paid or provided:
Death, surrender and other contract benefits, net	12,322	12,693	10,220
Annuity benefits	1,735	1,788	1,622
Disability and long-term care benefits	801	738	664
Interest and adjustments on policy or deposit-type funds	(52)	(318)	94
Payments on supplementary contracts with life contingencies	203	199	191
Increase (decrease) in life and long-term care reserves	(5,078)	1,979	1,784

Total benefits paid or provided	9,931	17,079	14,575
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,078	1,091	1,049
General expenses	1,186	1,039	943
Insurance taxes, licenses and fees	167	138	171
Net transfers to (from) separate accounts	(7,616)	(8,706)	(5,581)
Investment income ceded	1,052	878	1,240
Other deductions	(459)	153	21

Total insurance expenses and other deductions	(4,592)	(5,407)	(2,157)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	80	2,872	972
Dividends to policyholders	111	124	131

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(31)	2,748	841
Federal income tax expense (benefit)	(725)	446	(121)

Income (loss) from operations before net realized capital gains (losses)	694	2,302	962
Net realized capital gains (losses)	340	(403)	(933)

Net income (loss)	$1,034	$1,899	$29

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2016	$5	$3,196	$990	$1,253	$5,444
Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	5	3,196	585	2,368	6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)

Balances at December 31, 2017	5	3,219	585	4,300	8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13

Balances at December 31, 2018	$5	$3,219	$585	$5,061	$8,870

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$13,901	$18,819	$13,411
Net investment income received	4,828	4,603	4,415
Separate account fees	1,786	1,772	1,697
Commissions and expenses allowance on reinsurance ceded	468	1,963	629
Miscellaneous income	668	374	595
Benefits and losses paid	(22,601)	(28,091)	(21,060)
Net transfers from (to) separate accounts	7,670	8,763	5,699
Commissions and expenses (paid) recovered	(3,763)	(3,040)	(2,873)
Dividends paid to policyholders	(126)	(138)	(137)
Federal and foreign income and capital gain taxes (paid) recovered	(617)	(846)	200

Net cash provided by (used in) operating activities	2,214	4,179	2,576

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	22,532	19,287	20,934
Stocks	566	317	239
Mortgage loans on real estate	880	885	1,283
Real estate	2,507	986	1,295
Other invested assets	2,066	624	485
Net gains (losses) on cash, cash equivalents and short term investments	(4)	4	(2)

Total investment proceeds	28,547	22,103	24,234
Cost of investments acquired:
Bonds	25,992	21,195	21,880
Stocks	114	459	652
Mortgage loans on real estate	1,975	1,179	2,440
Real estate	213	415	446
Other invested assets	2,530	1,680	1,429
Derivatives	12	46	1,420

Total cost of investments acquired	30,836	24,974	28,267
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(547)	217	266
Net (increase) decrease in policy loans	(62)	(4)	932

Net cash provided by (used in) investment activities	(2,898)	(2,658)	(2,835)

Financing and miscellaneous activities
Surplus notes	-	-	(405)
Borrowed funds	(42)	(164)	(64)
Net deposits (withdrawals) on deposit-type contracts	(288)	(34)	93
Dividend paid to Parent	(600)	(900)	-
Other cash provided (applied)	471	(171)	(14)

Net cash provided by (used in) financing and miscellaneous activities	(459)	(1,269)	(390)
Net increase (decrease) in cash, cash equivalents and short-term investments	(1,143)	252	(649)
Cash, cash equivalents and short-term investments at beginning of year	4,131	3,879	4,528

Cash, cash equivalents and short-term investments at end of year	$2,988	$4,131	$3,879

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$7,873	$33	$650
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(7,873)	16	(650)
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	(49)	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. Effective December 2, 2016, the Company discontinued new sales of its individual long-term care product. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2018, 2017 and 2016, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2018 and 2017, the Company held reserves of $1,212 million and $1,281 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principles-based reserving method use assumptions as outlined in the Company’s PBR Actuarial Report.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2018 and 2017. Reserves at December 31, 2018 and 2017 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 16% and 14% of the Company’s aggregate reserve for life contracts at December 31, 2018 and 2017, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2018 and 2017, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

John Hancock Subsidiaries, LLC (“JHS”) is a wholly-owned subsidiary of the Company. During 2017, the Company reclassified its investment in JHS of $1.3 billion from Stocks - Investments in affiliates to Other invested assets. This reclassification was the result of a change in accounting principle and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Adoption of New Accounting Standards

Effective January 1, 2018, the NAIC made substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

margin payment to be collateral or a legal settlement. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2015, the NAIC adopted revisions to SSAP No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and will finish implementation prior to January 1, 2020. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86, Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by FASB. The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions are effective beginning January 1, 2019 and early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2018, 2017 and 2016.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817

Total bonds	$44,556	$2,472	$(979)	$46,049

December 31, 2017:
U.S. government and agencies	$5,382	$153	$(78)	$5,457
States and political subdivisions	2,713	548	(3)	3,258
Foreign governments	2,467	87	(17)	2,537
Corporate bonds	31,028	3,455	(77)	34,406
Mortgage-backed and asset-backed securities	6,380	430	(28)	6,782

Total bonds	$47,970	$4,673	$(203)	$52,440

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2018, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$930	$932
Due after one year through five years	4,914	4,923
Due after five years through ten years	7,546	7,628
Due after ten years	25,492	26,749
Mortgage-backed and asset-backed securities	5,674	5,817

Total	$44,556	$46,049

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2018	2017

	(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$265	$135
Bonds and cash pledged in support of exchange-traded futures	362	364
Bonds and cash pledged in support of cleared interest rate swaps	337	192

Total fair value	$964	$691

At carrying value:
Bonds on deposit with government authorities	$14	$16
Mortgage loans pledged in support of real estate	-	2
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,508	4,187

Total carrying value	$2,615	$4,298

At December 31, 2018 and 2017, the Company held below investment grade corporate bonds of $2,856 million and $2,238 million, with an aggregate fair value of $2,830 million and $2,412 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2018

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2017

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

671451CZ0	$2	$-	$2	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$2	$-	$2	$-	$-

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$2,805	$(18)	$1,137	$(60)	$3,942	$(78)
States and political subdivisions	45	-	62	(3)	107	(3)
Foreign governments	27	-	43	(17)	70	(17)
Corporate bonds	2,028	(14)	2,534	(63)	4,562	(77)
Mortgage-backed and asset-backed securities	540	(3)	772	(25)	1,312	(28)
Total	$5,445	$(35)	$4,548	$(168)	$9,993	$(203)

At December 31, 2018 and 2017, there were 1,383 and 483 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $43 million and $40 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $72 million, $3 million, and $61 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 4, and 8 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2018, 2017 and 2016 was $0 million, $3 million, and $16 million, respectively. There were 1, 1, and 2 restructured corporate bonds for which an impairment was recognized during 2018, 2017 and 2016, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Proceeds	$28,102	$17,663	$20,018
Realized gross gains	729	557	524
Realized gross losses	(407)	(33)	(112)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2018 and 2017.

Affiliate Transactions

In 2018, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”). These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

In 2016, the Company transferred certain bonds to an affiliate, JHRECO, in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate MLRL. These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MRLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $140 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913

Total stocks	$2,394	$1,482	$(30)	$3,846

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$11	$3	$-	$14
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1,131	235	(12)	1,354
Affiliates*	1,589	971	-	2,560

Total stocks	$2,731	$1,209	$(12)	$3,928

*Affiliates - fair value represents the carrying value

At December 31, 2018 and 2017, there were 309 and 136 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2018 and 2017, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $11 million, $2 million, and $24 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 95, 81, and 108 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2018 and 2017, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)

Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,560	East North Central	$1,574
Industrial	907	East South Central	187
Office buildings	3,168	Middle Atlantic	1,868
Retail	3,652	Mountain	527
Agricultural	139	New England	579
Agribusiness	303	Pacific	3,604
Mixed use	22	South Atlantic	2,449
Other	1,163	West North Central	384
Allowance	(14)	West South Central	660
		Canada / Other	82
		Allowance	(14)

Total mortgage loans on real estate	$11,900	Total mortgage loans on real estate	$11,900

The aggregate mortgages outstanding to any one borrower do not exceed $425 million.

During 2018, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 8.30% and 3.26% for commercial loans. The Company issued no purchase money mortgages in 2018 and 2017. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2018, 2017 and 2016, respectively. The average recorded investment in impaired loans was $56 million, $31 million, and $25 million at December 31, 2018, 2017 and 2016, respectively. The Company recognized $4 million, $0 million, and $1 million of interest income during the period the loans were impaired for the years ended December 31, 2018, 2017 and 2016, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-
December 31, 2017:
Recorded Investment
Current	$442	$-	$11,472	$-	$11,914
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2018 and 2017. The Company was not a participant or co-lender in a mortgage loan agreement in 2018 and 2017.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2018	2017

	(in millions)
AAA	$279	$250
AA	2,814	2,842
A	5,505	5,585
BBB	3,370	3,095
BB	61	98
B and lower and unrated	56	30

Total	$12,085	$11,900

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2018	2017

	(in millions)
Properties occupied by the company	$236	$396
Properties held for the production of income	4,730	6,086
Properties held for sale	-	-
Less accumulated depreciation	(953)	(760)

Total	$4,013	$5,722

The Company recorded $0 million, $0 million, and $38 million of impairments on real estate investments during the years ended December 31, 2018, 2017 and 2016, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769 million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2018 and 2017.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $39 million, $0 million, and $99 million of impairments on partnerships and LLCs during the years ended December 31, 2018, 2017 and 2016, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2018 or 2017.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2018 and 2017, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2018 and 2017.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2018 or 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2018	2017	2016

	(in millions)
Income:
Bonds	$2,279	$2,146	$2,232
Preferred stocks	-	-	-
Common stocks	126	23	225
Mortgage loans on real estate	594	610	609
Real estate	638	704	762
Policy loans	175	176	167
Cash, cash equivalents and short-term investments	38	33	18
Other invested assets	1,069	1,014	506
Derivatives	427	483	594
Other income	(21)	12	30

Total investment income	5,325	5,201	5,143
Expenses
Investment expenses	(424)	(509)	(529)
Investment taxes, licenses and fees, excluding federal income taxes	(76)	(93)	(94)
Investment interest expense	(48)	(50)	(82)
Depreciation on real estate and other invested assets	(112)	(123)	(130)

Total investment expenses	(660)	(775)	(835)

Net investment income	$4,665	$4,426	$4,308

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2018	2017	2016

	(in millions)
Realized capital gains (losses)	$730	$722	$(494)
Less amount transferred to the IMR (net of related tax benefit (expense) of $2 in 2018, $(475) in 2017, and $31 in 2016)	(6)	882	(57)

Realized capital gains (losses) before tax	736	(160)	(437)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	396	243	496

Net realized capital gains (losses)	$340	$(403)	$(933)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2018
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5

Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6

Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188

Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2017

		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,870	$-	$2	$308	$128
	Foreign currency swaps	45	-	9	-	15

Cash flow hedges	Interest rate swaps	8,116	-	-	896	283
	Foreign currency swaps	1,549	78	45	295	268
	Foreign currency forwards	132	-	-	-	3
	Interest rate treasury locks	880	-	-	58	-
	Equity total return swaps	36	-	-	9	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,628	$78	$56	$1,566	$697

Other Hedging Relationships
	Interest rate swaps	$121,799	$8,284	$4,041	$8,284	$4,041
	Interest rate treasury locks	10,728	630	13	630	13
	Interest rate options	8,014	247	-	247	-
	Interest rate futures	7,453	-	-	-	-
	Foreign currency swaps	322	57	13	57	13
	Foreign currency forwards	535	2	5	2	5
	Foreign currency futures	991	-	-	-	-
	Equity total return swaps	100	20	-	20	-
	Equity index options	4,113	319	1	319	1
	Equity index futures	5,372	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$159,427	$9,559	$4,073	$9,559	$4,073

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$98	$102
	Credit default swaps	30	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,165	$-	$-	$98	$102

Total Derivatives		$175,220	$9,637	$4,129	$11,223	$4,872

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2018, 2017 and 2016, respectively, the Company recorded unrealized gains (losses) of $231 million, $402 million, and $436 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2018, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 28 years.

Derivatives Not Designated as Hedging Instruments or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2018, 2017 and 2016 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(193)	$(805)	$773
Interest rate treasury locks	(417)	841	(435)
Interest rate options	(35)	(73)	(8)
Interest rate futures	212	-	-
Foreign currency swaps	-	6	(31)
Foreign currency forwards	6	(11)	-
Foreign currency futures	(11)	-	-
Equity total return swaps	9	3	(4)
Equity index options	(133)	102	68
Equity index futures	121	-	-
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net unrealized capital gain (loss)	$(441)	$63	$363

Net realized capital gain (loss):
Interest rate swaps	$(225)	$874	$(490)
Interest rate treasury locks	43	34	342
Interest rate options	(5)	(3)	-
Interest rate futures	(411)	273	(23)
Foreign currency swaps	4	4	3
Foreign currency forwards	(16)	16	24
Foreign currency futures	61	(111)	94
Equity total return swaps	(2)	(9)	(9)
Equity index options	49	22	(98)
Equity index futures	157	(1,104)	(1,007)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(345)	$(4)	$(1,164)

Total gain (loss) from derivatives in other hedging relationships	$(786)	$59	$(801)

The table above does not include unrealized gains (losses) of ($28) million, $9 million, $11 million and realized gains (losses) of $12 million, $12 million and $6 million for the years ended December 31, 2018, 2017 and 2016, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($229) million, $872 million, and ($526) million (including ($226) million, $874 million, and ($490) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2018, 2017 and 2016, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2018 and 2017, respectively

	December 31, 2018			December 31, 2017

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$-	$-	-	$10	$-	1
AA	-	-	-	10	-	-
A	-	-	-	10	-	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$-	$-		$30	$-

1

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

2

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

3	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2018 and 2017. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2018 and 2017, the Company accepted collateral consisting of cash of $1,559 million and $1,973 million, and various securities with a fair value of $3,280 million and $4,360 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2018	$-
2019	66
2020	-
2021	-
Thereafter	-

Total Future Settled Premiums	$66

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
		(in millions)
Prior Year	$40	$32	$71
Current Year	$66	$(48)	$17

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2018 and 2017, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $266 million and $261 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2018 and 2017, the equity total return swap agreements with MLI had a fair value of ($14) million and $30 million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with John Hancock Reassurance Company Limited. The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the interest maintenance reserve (IMR) and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	31	31	-	25	6	-

Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-

Common stocks:
Industrial and misc	918	918	807	-	111	-

Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,450	8,450	-	8,035	415	-

Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	3,716	3,716	-	3,591	125	-

Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$22	$22	$-	$12	$10	$-
Loan-backed and structured securities	6	6	-	-	6	-

Total bonds with NAIC 6 rating	28	28	-	12	16	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-

Common stocks:
Industrial and misc	1,354	1,354	1,220	-	134	-

Total common stocks	1,354	1,354	1,220	-	134	-
Derivatives:
Interest rate swaps	8,284	8,284	-	8,284	-	-
Interest rate treasury locks	630	630	-	61	569	-
Interest rate options	247	247	-	67	180	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	57	57	-	57	-	-
Foreign currency forwards	2	2	-	2	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	20	20	-	-	20	-
Equity index options	319	319	-	319	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	9,559	9,559	-	8,790	769	-

Assets held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total assets	$152,108	$152,108	$137,593	$11,752	$2,763	$-

Liabilities:
Derivatives:
Interest rate swaps	$4,041	$4,041	$-	$4,001	$40	$-
Interest rate treasury locks	13	13	-	12	1	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	13	13	-	13	-	-
Foreign currency forwards	5	5	-	5	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	4,073	4,073	-	4,032	41	-

Liabilities held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total liabilities	$145,240	$145,240	$136,373	$6,982	$1,885	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28

Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240

Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,942	$49,997	$-	$47,017	$2,980
Preferred stocks	11	14	-	-	14
Mortgage loans on real estate	11,900	12,759	-	-	12,759
Cash, cash equivalents and short term investments	4,131	4,131	3,065	1,066	-
Policy loans	2,726	2,726	-	2,726	-
Derivatives in effective hedge accounting and RSAT relationships	78	1,664	-	1,596	68

Total assets	$66,788	$71,291	$3,065	$52,405	$15,821

Liabilities:
Consumer notes	$197	$226	$-	$-	$226
Borrowed money	-	-	-	-	-
Policy reserves	1,364	1,354	-	-	1,354
Policyholders’ and beneficiaries funds	937	1,136	-	1,136	-
Derivatives in effective hedge accounting and RSAT relationships	56	799	-	618	181

Total liabilities	$2,554	$3,515	$-	$1,754	$1,761

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,439 million and $2,415 million at December 31, 2018 and 2017, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2018 and 2017, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2018 and 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2018, 2017 and 2016, are summarized as follows:

	Balance at January 1, 2018	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2018
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-

Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3

Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111

Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804

Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2017	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2017
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6

Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134

Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134
Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844

Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2016	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2016
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums earned
Direct	$20,067	$20,392	$19,809
Assumed	603	605	872
Ceded	(14,854)	(2,711)	(7,454)

Net	$5,816	$18,286	$13,227

Benefits to policyholders ceded	$(15,881)	$(16,741)	$(15,271)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2018, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2018, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2018, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,586 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Non-Affiliated Reinsurance

The table below consists of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(219)	$(224)	$(264)
Premiums assumed	88	91	106
Benefits ceded	(594)	(636)	(615)
Benefits assumed	238	254	246

Other reinsurance receivable (payable)	-	(1)	(2)
Funds held by or deposited with reinsured companies	3,183	3,316	3,483

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

The table below consists of the impact of the 2018 Reinsurance Group of America (“RGA”) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(2,790)
Benefits ceded, net	(134)
Other reinsurance receivable	24
Other amounts payable on reinsurance	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual payout annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table below consists of the impact of the 2012 RGA Agreement:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(2)	$(3)	$(392)
Benefits ceded, net	(407)	(418)	(467)

Other reinsurance receivable	72	68	73
Other amounts payable on reinsurance	-	-	-

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table below consists of the impact of the Jackson National Life Insurance Company (“Jackson’) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(5,317)
Benefits ceded, net	(134)
Funds held by or deposited with reinsured companies	-

Other reinsurance receivable	20
Other amounts payable on reinsurance	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(167)	$(177)	$(183)
Benefits ceded, net	(408)	(424)	(427)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	39	46	41
Other amounts payable on reinsurance	5	4	9

Treaty settlement received (paid)*	208	227	246
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(501)	$(256)	$(517)
Premiums ceded, impact of treaty recaptured	-	3,718	-
Benefits ceded	(573)	(782)	(836)

Other reinsurance receivable	13	2	-
Other amounts payable on reinsurance	-	-	24
Funds withheld from reinsured companies	7,131	7,048	-
Funds withheld from unauthorized reinsurers	-	-	7,236
Treaty settlement received (paid)*	20	(8)	(594)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the payout annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long-Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,038 million and $8,644 million at December 31, 2018 and 2017, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long-term care liabilities was $7,131 million and $7,048 million at December 31, 2018 and 2017, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The available and required capital in the table below represent JHRECO’s capital position on a NAIC basis at December 31, 2018 and 2017.

	Years ended December 31,
	2018	2017

	(in millions)
Available Capital	$2,085	$1,884
Required Capital	$323	$262
RBC Ratio	646%	718%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2018 and 2017 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2018	$11,404	$1,425	800%
Impact of JHRECO LTC Recapture	470	232	-83%

Capital Gross of JHRECO LTC Cession	$11,874	$1,657	717%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2017	$10,761	$1,266	850%
Impact of JHRECO LTC Recapture	854	189	-52%

Capital Gross of JHRECO LTC Cession	$11,615	$1,455	798%

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(3,763)	$(3,320)	$(3,978)
Benefits ceded	(10,700)	(11,653)	(10,494)

Other reinsurance receivable	185	25	-
Other amounts payable on reinsurance	660	389	605
Funds withheld from unauthorized reinsurers	7	-	227

Treaty settlement received (paid)*	178	480	(142)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $1,989 million and $1,873 million as a coinsurance reserve and JHUSA holds $420 million and $109 million as a modified coinsurance reserve at December 31, 2018 and 2017, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $7 million and $0 million at December 31, 2018 and 2017, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(133)	$(255)	$(298)
Benefits ceded	(595)	(545)	(468)

Other reinsurance receivable	-	-	5
Other amounts payable on reinsurance	7	7	-
Funds withheld from unauthorized reinsurers	329	66	-
Treaty settlement received (paid)*	(30)	(28)	(74)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	241
Benefits ceded	(22)	(19)	(10)
Benefits assumed	19	22	8

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	5	7	-
Funds withheld from authorized reinsurers	-	-	3
Treaty settlement received (paid)*	(23)	(28)	7

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Year ended December 31,
	2018	2017

	(in millions)
Premiums ceded	$(135)	$(373)
Premiums assumed	-	-
Benefits ceded	(17)	(14)
Benefits assumed	-	-

Other reinsurance receivable	-	-
Other amounts payable on reinsurance	22	18
Funds withheld from authorized reinsurers	102	50
Treaty settlement received (paid)*	(68)	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$2,432	$63	$2,495
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,311	63	2,374
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,311	63	2,374
(f) Deferred tax liabilities	2,289	72	2,361

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$22	$(9)	$13

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(758)	$4	$(754)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(758)	4	(754)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(758)	4	(754)
(f) Deferred tax liabilities	(661)	(3)	(664)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(97)	$7	$(90)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2018. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	742	-	742
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	742	-	742
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,212	-	1,212
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,569	10	1,579

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,311	$63	$2,374

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$12	$12
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(93)	-	(93)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(93)	-	(93)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	116	-	116
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(665)	(8)	(673)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(758)	$4	$(754)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2018	2017

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	800%	849%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,854	$8,082

Impact of tax planning strategies is as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2017
	(3) Ordinary	(4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,311	$63
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,311	$63
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(758)	$4
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(758)	$4
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(725)	$446	$(1,171)
(b) Foreign	-	-	-

(c) Subtotal	(725)	446	(1,171)
(d) Federal income tax on net capital gains	396	243	153
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(329)	$689	$(1,018)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	654	1,489	(835)
(4) Investments	72	88	(16)
(5) Deferred acquisition costs	412	357	55
(6) Policyholder dividends accrual	53	49	4
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	34	28	6
(9) Pension accrual	17	16	1
(10) Receivables - nonadmitted	54	48	6
(11) Net operating loss carryforward	35	-	35
(12) Tax credit carry-forward	333	329	4
(13) Other (including items <5% of total ordinary tax assets)	10	28	(18)

(99) Subtotal	$1,674	$2,432	$(758)
(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,553	$2,311	$(758)
(e) Capital:
(1) Investments	$67	$63	$4
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$67	$63	$4
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$67	$63	$4
(i) Admitted deferred tax assets (2(d)+2(h))	$1,620	$2,374	$(754)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,150	$1,178	$(28)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	9	9	-
(4) Policyholder reserves	324	934	(610)
(5) Other (including items <5% of total ordinary tax liabilities)	127	150	(23)

(99) Subtotal	$1,628	$2,289	$(661)
(b) Capital:
(1) Investments	$69	$72	$(3)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$69	$72	$(3)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,697	$2,361	$(664)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(77)	$13	$(90)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2018	2017	Change

	(in millions)
Total deferred tax assets	$1,620	$2,374	$(754)
Total deferred tax liabilities	1,697	2,361	(664)

Net deferred tax assets (liabilities)	$(77)	$13	$(90)

Tax effect of unrealized gains and losses			137
Tax effect of unrealized foreign exchange gains (losses)			5
Other			(215)

Change in net deferred income taxes			$(17)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2018 and 35% for 2017 and 2016 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Ordinary provisions computed at statutory rate	$(7)	$962	$294
Net realized capital gains (losses) before IMR at statutory rate	153	253	(173)
Change in nonadmitted assets	-	-	-
Reinsurance	77	22	(47)
Valuation allowance	-	-	71
Tax-exempt income	1	(22)	(16)
Nondeductible expenses	2	1	(1)
Foreign tax expense gross up	5	8	8
Amortization of IMR	(138)	(68)	(78)
Tax recorded in surplus	14	68	(4)
Dividend received deduction	(159)	(184)	(183)
Investment in subsidiaries	(18)	(25)	(25)
Prior year adjustment	(69)	(151)	(54)
Tax credits	(23)	(24)	(26)
Change in tax reserve	33	4	(200)
Pension	-	-	-
Tax rate change	(185)	570	-
Other	2	1	(1)

Total	$(312)	$1,415	$(435)

Federal and foreign income taxes incurred	$(725)	$446	$(121)
Capital gains tax	396	243	496
Change in net deferred income taxes	17	726	(810)

Total statutory income tax expense (benefit)	$(312)	$1,415	$(435)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2018, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	23
	2008	2028	57
	2009	2029	54
	2010	2030	47
	2011	2031	41
	2012	2032	32
	2013	2033	21
	2014	2034	12
	2015	2035	5
	2016	2036	3
	2017	2037	1
	2018	2038	-

			$303

Net Operating Losses	2008	2023	$-
	2009	2024	-
	2010	2025	-
	2013	2028	-
	2014	2029	-
	2018		35

			$35

Foreign Tax Credits	2006	2016	$-
	2007	2017	-
	2008	2018	-
	2009	2019	-
	2010	2020	-
	2011	2021	-
	2012	2022	-
	2013	2023	-
	2014	2024	-
	2015	2025	-
	2016	2026	-
	2017	2027	-
	2018	2028	23

			$23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Origination Year	Expiration Year	Amount

	(in millions)
Other credits	2000	2020	$-
	2001	2021	-
	2002	2022	-
	2003	2023	-
	2004	2024	-
	2005	2025	-
	2006	2026	-
	2007	2027	-
	2008	2028	-
	2009	2029	-
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	2
	2014	2034	2
	2015	2035	3
	2016	2036	-

			$7

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $323 million and $0 million for the years 2018, 2017 and 2016 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Holding (USA) LLC
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Taxes receivable from (payable to) affiliates are ($47) million and ($156) million at December 31, 2018 and 2017, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2018	2017

	(in millions)
Balance at beginning of year	$60	$37
Additions based on tax positions related to the current year	2	14
Payments	-	-
Additions for tax positions of prior years	48	22
Reductions for tax positions of prior years	(2)	(13)

Balance at end of year	$108	$60

Included in the balances as of December 31, 2018 and 2017, are $108 million and $75 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2018 and 2017, are ($1) million and ($16) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately ($3) million, ($10) million, and ($177) million of interest expense / (benefit) for the years ended December 31, 2018, 2017 and 2016, respectively. The Company had approximately $6 million and $6 million accrued for interest as of December 31, 2018 and 2017, respectively. The Company did not recognize any material penalties for the years ended December 31, 2018, 2017 and 2016.

The Company reported a Repatriation Transition Tax liability in the amount of $1 million for 2017. This amount was fully remitted to the IRS with the filing of the 2017 federal income tax return.

As of December 31, 2017, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $485 million, all of which was recorded as a current tax recoverable. The Company expects to recover $243 million of this balance with the filing of its 2018 tax return, while the remaining $242 million is expected to be recovered in 2019 through 2021.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company completed its analysis on the income tax effects of the Act and adjusted its provisional amounts accordingly. The Company updated policy level tax reserves and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $13 million per year. In addition, with the completion of the 2017 tax return,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

the Company recorded all provision to return adjustments of which ($185) million impacted the effective tax rate related to the revaluation of deferred tax assets and liabilities from 35% to 21%.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2018, 2017 and 2016, the Company paid ordinary dividends of $600 million, $807 million and $0 million and extraordinary dividends of $0 million, $93 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2018 and 2017, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2018. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2018, 2017 and 2016. Total interest paid through December 31, 2018 was $813 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The surplus notes which were to have matured on March 31, 2033 were repaid on November 1, 2016. For the year ended December 31, 2016, the combined interest expense on the notes was $31 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid through December 31, 2018 was $24 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $296 million, $347 million, and $329 million, respectively, for the years ended December 31, 2018, 2017 and 2016.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $748 million, $767 million, and $811 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2018, 2017 and 2016, respectively, the Company received dividends of $28 million, $31 million, and $34 million from John Hancock Investment Management Services LLC, $83 million, $72 million, and $71 million from JHD, $100 million, $0 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $404 million, $231 million, and $214 million from John Hancock Subsidiaries, LLC (“JHS LLC”), and $0 million, $0 million, and $19 million from John Hancock Partnership Holdings I & II, $1 million, $10 million, and $0 million from CLA CRE Opportunity Fund I LP and $27 million, $0 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018 and 2017, the Company made a capital contribution of $0 million and $0 million to JHS LLC.

The Company did not make a capital contribution to its wholly-owned subsidiary, MMRC in 2018. During 2017, the Company made a capital contribution of $40 million to MMRC, in exchange for one hundred and one shares of the common stock of MMRC.

During 2018 and 2017, the Company received a return of capital of $80 million and $0 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2018 and 2017, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $572 million and $558 million at December 31, 2018 and 2017, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2018	2017

	(In millions)
The Manufacturers Investment Corporation	$66	$134
John Hancock Financial Corporation	113	114
Manulife Reinsurance Limited	17	56
Manulife Reinsurance (Bermuda) Ltd.	141	111
Manulife (Michigan) Reassurance Company	6	4
John Hancock Life & Health Insurance Company	159	180
John Hancock Reassurance Company, Ltd.	91	179
John Hancock Life Insurance Company New York	293	170
John Hancock Investment Management Services LLC	25	23
John Hancock Subsidiaries LLC	24	31
John Hancock Insurance Agency, Inc.	5	5
Essex Corporation	1	-
JH Signature Services Inc.	9	8
JH Partnership Holdings I, II LP	-	7
John Hancock Realty Advisors	6	2
JH Advisors LLC	47	66
Manulife Asset Management (US) LLC	35	76
Hancock Capital Investment Management LLC	15	11
John Hancock RPS, LLC	41	31
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	11	11
JH Networking Insurance Agency, Inc.	4	5
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	1
Hancock Natural Resource Group, Inc.	68	30
Hancock Forest Management, Inc.	5	5
John Hancock Personal Financial Services, LLC	1	2
John Hancock Funding Company LLC	(9)	-

Total	$1,221	$1,264

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $723 million, purchase other invested assets of $2,118 million, purchase real estate of $87 million, and issue agricultural and commercial mortgages of $152 million at December 31, 2018. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 42% of these commitments expire in 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2019	$9
2020	8
2021	5
2022	3
2023	3
Thereafter	16

Total	$44

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company is pending in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On November 1, 2018, the court granted preliminary approval of the $91 million settlement for Besen and scheduled a fairness hearing for February 19, 2019. Distribution of notice of the settlement to the class commenced on December 26, 2018. A similar class action based on the same policy language in dispute in the case pending in New York had been pending in California. The parties have settled all claims alleged in the California action. On May 8, 2018, the court granted final approval of the settlement, and the settlement amount of $60 million has been paid.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. In October 2018, an almost identical class action was initiated against the Company in the Southern District of New York. It was filed as a related case as the one filed in June and has been assigned to the same judge. Discovery has commenced in these cases and will continue through 2019. It is too early to assess the range of potential outcomes for these two related lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%

Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%

Total (gross)	20,038	544	110,692	131,274	100%

Reinsurance ceded	10,830	-	-	10,830

Total (net)	$9,208	$544	$110,692	$120,444

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$448	$400	$1,720	$2,568	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	124,432	124,432	84%

Total with adjustment or at fair value	450	400	126,152	127,002	86%
At book value without adjustment (minimal or no charge or adjustment)	5,412	-	-	5,412	4%
Not subject to discretionary withdrawal	14,987	227	171	15,385	10%

Total (gross)	20,849	627	126,323	147,799	100%

Reinsurance ceded	4,526	-	-	4,526

Total (net)	$16,323	$627	$126,323	$143,273

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2018	2017	2018	2017

	(in millions)
Group Annuity Contracts (401K)	$78,443	$87,377	$-	$-
Variable and Fixed Annuities	29,250	35,552	21	23
Life Insurance	12,771	14,081	-	-
Fixed Products - Institutional and stable value fund	1,743	2,140	-	-
Fixed Products - Retail	26	26	351	413
Investments - Funds	1,526	1,555	-	-

Total	$123,759	$140,731	$372	$436

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59
2014	$252	$74

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2018	2017

	(in millions, except for ages)
Account value	$29,577	$36,044
Amount of reserve held	1,230	821
Net amount at risk - gross	7,778	4,817
Weighted average attained age	69	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2018 and 2017:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2018 and 2017, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2018 and 2017, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018	2017

	(in millions)
Type of Fund
Equity	$24,071	$28,880
Balanced	8,365	10,009
Bonds	5,615	6,381
Money Market	517	519

Total	$38,568	$45,789

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$14,007	$14,007	$-	$14,395	$14,395

Reserves for accounts with assets at:
Fair value	544	123,076	123,620	627	139,896	140,523
Amortized cost	-	-	-	-	-	-

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$337	$1,385	$1,722	$400	$1,720	$2,120
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,329	1,329	-	1,494	1,494
At fair value	-	118,543	118,543	-	134,740	134,740
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,671	1,671	-	1,771	1,771

Subtotal	337	122,928	123,265	400	139,725	140,125
Not subject to discretionary withdrawal	207	148	355	227	171	398

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2018	2017	2016

	(in millions)
Transfers to separate accounts	$15,071	$17,679	$17,163
Transfers from separate accounts	22,687	26,385	22,744

Net transfers to (from) separate accounts	$(7,616)	$(8,706)	$(5,581)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $26 million, $34 million, and $30 million in 2018, 2017 and 2016, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2018, 2017 and 2016, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $308 million and $328 million at December 31, 2018 and 2017, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During the year, the Company implemented its North American voluntary early retirement program. The program will result in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2018, 2017 and 2016, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2018 and 2017 was $108 million and $112 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2018 and 2017 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans - (continued)

actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2018, 2017 and 2016, respectively.

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2018, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2018, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2018. At December 31, 2018, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2018, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2018, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $1 million for the year ended December 31, 2018 and 2017.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2018 and 2017 was $154 million and $197 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2019-$16 million; 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $10 million, $11 million, and $12 million in 2018, 2017 and 2016, respectively. Interest paid amounted to $8 million, $11 million, and $11 million in 2018, 2017 and 2016, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $7 million, and $7 million for the years ended December 31, 2018, 2017 and 2016, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million, $1 million, and $1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

	December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$421

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2018 and 2017, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2018
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

December 31, 2018
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$803	$755	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$803	$755	$400

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2018 was $0 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block - (continued)

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2018	2017

	(in millions)
Assets:
Bonds	$2,222	$2,744
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	327	247
Real estate	661	704
Cash, cash equivalents and short-term investments	332	4
Policy loans	1,734	1,694
Other invested assets	407	248

Total cash and invested assets	5,683	5,641
Investment income due and accrued	110	102
Premiums due	4	5
Net deferred tax asset	32	73
Other closed block assets	372	46

Total closed block assets	$6,201	$5,867

Obligations:
Policy reserves	5,407	5,515
Policyholders’ and beneficiaries’ funds	58	60
Dividends payable to policyholders	304	322
Policy benefits in process of payment	61	71
Other policy obligations	6	1
Other closed block obligations	663	500

Total closed block obligations	$6,499	$6,469

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2018 financial statements through April 3, 2019, the date the financial statements were issued.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court with the anticipation that a Plan of Rehabilitation that addresses and removes the causes of SRUS’s impairment be submitted to the Receiver and the Court for approval. In the event a Plan of Rehabilitation is not submitted and approved, the rehabilitation proceedings could convert into liquidation proceedings. As of December 31, 2018, the Company recorded a reserve credit and a reinsurance receivable of approximately $209 million and $33 million, respectively, related to the various agreements with SRUS.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2018

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

December  31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account A (the Separate Account), as of December 31, 2018, and the related statements of operations and changes in contract owners’ equity for the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018 and the results of its operations and changes in contract owners’ equity for the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1987.

Boston, Massachusetts

April 3, 2019

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account A

500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series NAV
Lifestyle Growth Portfolio Series I
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV
M Capital Appreciation
M International Equity
American Asset Allocation Trust Series I	M Large Cap Growth
American Global Growth Trust Series I	M Large Cap Value
American Growth Trust Series I	Managed Volatility Aggressive Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
American International Trust Series I	Managed Volatility Balanced Portfolio Series I
Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series I
Managed Volatility Conservative Portfolio Series NAV
Managed Volatility Growth Portfolio Series I
Capital Appreciation Trust Series I	Managed Volatility Growth Portfolio Series NAV
Capital Appreciation Trust Series NAV	Managed Volatility Moderate Portfolio Series I
Capital Appreciation Value Trust Series I	Managed Volatility Moderate Portfolio Series NAV
Capital Appreciation Value Trust Series NAV	Mid Cap Index Trust Series I
Core Bond Trust Series I	Mid Cap Index Trust Series NAV
Core Bond Trust Series NAV	Mid Cap Stock Trust Series I
Emerging Markets Value Trust Series I	Mid Cap Stock Trust Series NAV
Emerging Markets Value Trust Series NAV	Mid Value Trust Series I
Equity Income Trust Series I	Mid Value Trust Series NAV
Equity Income Trust Series NAV	Money Market Trust Series I
Money Market Trust Series NAV
Financial Industries Trust Series I	PIMCO All Asset
Financial Industries Trust Series NAV	Real Estate Securities Trust Series I
Fundamental All Cap Core Trust Series I	Real Estate Securities Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Science & Technology Trust Series I
Fundamental Large Cap Value Trust Series I	Science & Technology Trust Series NAV
Select Bond Trust Series I
Select Bond Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Short Term Government Income Trust Series I
Global Bond Trust Series I	Short Term Government Income Trust Series NAV
Global Bond Trust Series NAV	Small Cap Stock Trust Series I
Global Trust Series I	Small Cap Stock Trust Series NAV
Global Trust Series NAV	Small Cap Index Trust Series I
Health Sciences Trust Series I	Small Cap Index Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Opportunities Trust Series I
High Yield Trust Series I	Small Cap Opportunities Trust Series NAV

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account A

High Yield Trust Series NAV	Small Cap Value Trust Series I
International Equity Index Series I	Small Cap Value Trust Series NAV
International Equity Index Series NAV	Small Company Value Trust Series I
International Growth Stock Trust Series I	Small Company Value Trust Series NAV
International Growth Stock Trust Series NAV	Strategic Income Opportunities Trust Series I
International Small Company Trust Series I	Strategic Income Opportunities Trust Series NAV
International Small Company Trust Series NAV	Total Bond Market Series Trust NAV
International Value Trust Series I	Total Stock Market Index Trust Series I
International Value Trust Series NAV	Total Stock Market Index Trust Series NAV
Investment Quality Bond Trust Series I	Ultra Short Term Bond Trust Series I
Investment Quality Bond Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Lifestyle Aggressive Portfolio Series NAV	Utilities Trust Series I
Lifestyle Balanced Portfolio Series NAV	Utilities Trust Series NAV

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I
Total Assets
Investments at fair value	$333,001,865	$7,042,758	$25,502,030	$128,553,201	$12,930,201	$78,465,488

Units outstanding	6,703,776	296,649	328,792	6,965,681	694,178	2,307,102
Unit value	$49.67	$23.74	$77.56	$18.46	$18.63	$34.01

Shares	11,174,559	764,686	2,765,947	10,857,534	945,190	4,741,117
Cost	$288,316,057	$7,424,358	$26,557,795	$150,011,688	$14,523,472	$92,757,643

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV
Total Assets
Investments at fair value	$100,731,704	$51,790,365	$38,127,316	$91,092,320	$26,689,621	$32,748,489

Units outstanding	3,246,275	2,328,343	487,988	477,819	721,435	900,078
Unit value	$31.03	$22.24	$78.13	$190.64	$37.00	$36.38

Shares	6,702,043	2,930,977	1,231,502	2,941,308	2,207,578	2,704,252
Cost	$117,948,960	$55,347,075	$39,250,932	$95,287,674	$30,722,155	$37,415,398

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV
Total Assets
Investments at fair value	$2,490,868	$70,628,944	$15,421,146	$61,160,428	$5,070,429	$58,882,982

Units outstanding	108,256	3,057,942	718,876	3,545,325	328,312	4,738,415
Unit value	$23.01	$23.10	$21.45	$17.25	$15.44	$12.43

Shares	228,101	6,485,670	1,216,179	4,846,310	567,797	6,601,231
Cost	$2,644,801	$76,027,144	$16,289,420	$63,807,353	$5,528,135	$62,804,915

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Equity Income Trust Series I	Equity Income Trust Series NAV	Financial Industries Trust Series I	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV
Total Assets
Investments at fair value	$33,645,179	$67,422,019	$2,373,145	$9,396,282	$1,023,257	$18,813,483

Units outstanding	627,663	1,256,507	87,596	287,342	22,449	693,925
Unit value	$53.60	$53.66	$27.09	$32.70	$45.58	$27.11

Shares	2,464,848	4,964,803	199,424	790,933	52,101	953,064
Cost	$39,676,933	$82,408,651	$2,712,600	$10,517,675	$1,194,431	$20,433,998

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV
Total Assets
Investments at fair value	$27,663,208	$43,430,636	$4,624,211	$36,211,924	$9,423,692	$26,552,697

Units outstanding	918,948	2,045,478	141,954	1,105,573	283,556	1,474,569
Unit value	$30.10	$21.23	$32.58	$32.75	$33.23	$18.01

Shares	1,579,852	2,480,333	374,734	2,944,059	512,994	1,447,013
Cost	$28,045,766	$45,766,293	$4,792,361	$37,348,927	$10,199,162	$28,736,423

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I	International Equity Index Series NAV
Total Assets
Investments at fair value	$11,662,591	$44,386,595	$11,108,158	$30,596,872	$11,271,048	$74,077,400

Units outstanding	130,547	635,945	312,208	1,300,918	905,382	1,514,607
Unit value	$89.34	$69.80	$35.58	$23.52	$12.45	$48.91

Shares	509,952	1,910,745	2,290,342	6,414,439	729,990	4,800,868
Cost	$13,228,951	$50,832,291	$12,857,399	$34,124,837	$11,870,363	$78,552,850

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I	International Value Trust Series NAV
Total Assets
Investments at fair value	$2,334,384	$15,098,188	$5,369,742	$25,467,504	$19,400,087	$37,995,140

Units outstanding	186,877	1,205,192	327,896	1,547,747	786,720	2,383,362
Unit value	$12.49	$12.53	$16.38	$16.45	$24.66	$15.94

Shares	154,288	997,897	427,868	2,027,668	1,638,521	3,233,629
Cost	$2,580,006	$16,872,573	$5,805,417	$26,864,583	$20,797,115	$41,643,996

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive Portfolio Series NAV	Lifestyle Balanced Portfolio Series NAV	Lifestyle Conservative Portfolio Series NAV	Lifestyle Growth Portfolio Series I
Total Assets
Investments at fair value	$9,363,363	$17,772,335	$10,528,197	$71,880,403	$4,235,100	$1,107,035

Units outstanding	257,684	1,033,066	813,597	5,873,257	364,449	99,550
Unit value	$36.34	$17.20	$12.94	$12.24	$11.62	$11.12

Shares	876,719	1,668,764	796,384	5,231,470	334,526	74,498
Cost	$10,069,968	$18,611,479	$11,699,382	$74,950,183	$4,464,184	$1,207,075

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series NAV	M Capital Appreciation	M International Equity	M Large Cap Growth	M Large Cap Value
Total Assets
Investments at fair value	$306,635,898	$21,382,122	$13,342,921	$7,896,939	$15,767,119	$12,334,509

Units outstanding	24,249,413	1,776,296	135,729	252,594	225,980	469,580
Unit value	$12.65	$12.04	$98.31	$31.26	$69.77	$26.27

Shares	20,648,882	1,598,066	631,169	744,994	690,027	1,115,236
Cost	$326,198,027	$22,403,921	$17,755,111	$9,012,400	$16,503,471	$14,583,813

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Aggressive Portfolio Series I	Managed Volatility Aggressive Portfolio Series NAV	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series NAV	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series NAV
Total Assets
Investments at fair value	$12,566,408	$174,787,116	$52,410,803	$416,483,491	$2,869,998	$33,036,046

Units outstanding	373,736	8,654,592	1,333,343	21,264,076	74,140	1,822,078
Unit value	$33.62	$20.20	$39.31	$19.59	$38.71	$18.13

Shares	1,260,422	17,513,739	4,667,035	36,987,877	270,499	3,107,812
Cost	$12,803,591	$172,447,866	$57,817,734	$466,738,444	$3,213,211	$36,755,055

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series NAV	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV
Total Assets
Investments at fair value	$65,070,901	$581,695,848	$12,647,009	$91,292,481	$23,799,503	$60,186,882

Units outstanding	1,771,096	29,489,739	314,253	4,705,951	471,397	1,815,238
Unit value	$36.74	$19.73	$40.24	$19.40	$50.49	$33.16

Shares	5,333,680	47,640,938	1,166,698	8,414,054	1,263,914	3,198,028
Cost	$65,626,948	$613,648,347	$14,752,358	$104,882,753	$27,462,936	$69,439,126

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust Series I	Money-Market Trust Series NAV
Total Assets
Investments at fair value	$19,577,151	$34,453,344	$10,920,765	$26,966,814	$29,832,556	$102,374,698

Units outstanding	440,965	355,971	353,220	566,264	1,184,300	10,002,508
Unit value	$44.40	$96.79	$30.92	$47.62	$25.19	$10.23

Shares	1,239,845	2,153,334	1,153,196	2,862,719	29,832,556	102,374,698
Cost	$20,491,058	$37,078,458	$13,654,511	$32,858,396	$29,832,556	$102,374,698

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Select Bond Trust Series I (a)
Total Assets
Investments at fair value	$32,593,928	$22,168,528	$44,153,453	$21,429,170	$31,797,696	$3,068,856

Units outstanding	1,851,468	118,553	281,700	389,756	728,285	257,968
Unit value	$17.60	$186.99	$156.74	$54.98	$43.66	$11.90

Shares	3,220,744	1,184,216	2,372,566	830,588	1,218,303	236,248
Cost	$34,551,429	$15,936,428	$41,539,227	$20,893,636	$32,786,129	$3,223,551

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Select Bond Trust Series NAV (b)	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I
Total Assets
Investments at fair value	$24,089,006	$5,314,940	$21,750,977	$9,148,380	$33,259,091	$25,668,881

Units outstanding	2,018,413	487,428	1,985,657	240,490	1,093,286	599,954
Unit value	$11.93	$10.90	$10.95	$38.04	$30.42	$42.78

Shares	1,855,856	447,762	1,832,433	684,759	2,485,732	1,147,469
Cost	$25,151,508	$5,501,965	$22,435,314	$10,379,060	$37,153,317	$33,797,306

(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Cap Opportunities Trust Series NAV	Small Cap Stock Trust Series I (c)	Small Cap Stock Trust Series NAV (d)	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I
Total Assets
Investments at fair value	$15,784,091	$1,989,815	$20,749,259	$2,813,921	$30,610,463	$11,493,574

Units outstanding	747,491	64,404	565,112	104,188	402,147	276,659
Unit value	$21.12	$30.90	$36.72	$27.01	$76.12	$41.54

Shares	710,036	219,143	2,257,808	180,380	1,969,785	691,551
Cost	$21,202,472	$2,441,499	$22,450,034	$3,730,379	$40,270,177	$13,745,039

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Series Trust NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV
Total Assets
Investments at fair value	$25,360,899	$7,669,614	$32,957,452	$26,819,207	$14,003,943	$57,849,461

Units outstanding	915,140	278,362	1,609,612	1,071,752	460,603	570,309
Unit value	$27.71	$27.55	$20.48	$25.02	$30.40	$101.44

Shares	1,530,531	612,100	2,638,707	2,733,864	692,579	2,862,418
Cost	$31,670,811	$8,250,422	$35,484,967	$28,077,523	$13,954,530	$56,380,896

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV
Total Assets
Investments at fair value	$1,312,396	$6,726,674	$3,646,386	$15,956,644

Units outstanding	127,331	649,459	88,920	485,301
Unit value	$10.31	$10.36	$41.01	$32.88

Shares	115,426	591,096	264,614	1,159,640
Cost	$1,318,017	$6,821,051	$3,547,571	$16,156,486

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$5,037,431	$5,711,380	$226,185	$250,045	$885,279	$894,812
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,037,431	5,711,380	226,185	250,045	885,279	894,812

Realized gains (losses) on investments:
Capital gain distributions received	5,673,350	4,034,345	—	—	—	—
Net realized gain (loss)	16,768,797	12,647,181	(64,251)	(57,535)	(581,664)	(99,259)

Realized gains (losses)	22,442,147	16,681,526	(64,251)	(57,535)	(581,664)	(99,259)

Unrealized appreciation (depreciation) during the period	(43,846,904)	38,637,593	(192,864)	153,928	(440,952)	338,620

Net increase (decrease) in net assets from operations	(16,367,326)	61,030,499	(30,930)	346,438	(137,337)	1,134,173

Changes from principal transactions:
Purchase payments	22,284,725	19,984,225	222,137	219,445	2,603,223	2,048,551
Transfers between sub-accounts and the company	6,419,093	18,073,465	1,261,679	(787,187)	623,217	2,763,558
Transfers on general account policy loans	(1,322,685)	(1,764,413)	12,818	(29,393)	(152,369)	(148,499)
Withdrawals	(12,204,412)	(8,342,573)	(453,778)	(254,198)	(2,502,654)	(598,612)
Annual contract fee	(14,529,288)	(13,513,071)	(440,840)	(514,515)	(1,370,335)	(1,126,575)

Net increase (decrease) in net assets from principal transactions	647,433	14,437,633	602,016	(1,365,848)	(798,918)	2,938,423

Total increase (decrease) in net assets	(15,719,893)	75,468,132	571,086	(1,019,410)	(936,255)	4,072,596
Net assets at beginning of period	348,721,758	273,253,626	6,471,672	7,491,082	26,438,285	22,365,689

Net assets at end of period	$333,001,865	$348,721,758	$7,042,758	$6,471,672	$25,502,030	$26,438,285

	2018	2017	2018	2017	2018	2017
Units, beginning of period	6,784,125	6,586,120	270,953	328,818	338,984	300,795
Units issued	682,933	878,637	66,853	25,745	113,905	86,290
Units redeemed	(763,282)	(680,632)	(41,157)	(83,610)	(124,097)	(48,101)

Units, end of period	6,703,776	6,784,125	296,649	270,953	328,792	338,984

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,265,816	$1,496,880	$100,168	$34,294	$327,187	$288,948
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,265,816	1,496,880	100,168	34,294	327,187	288,948

Realized gains (losses) on investments:
Capital gain distributions received	15,523,189	7,889,162	878,313	1,071,185	15,148,105	11,908,631
Net realized gain (loss)	683,660	1,035,280	115,596	64,250	4,234,615	3,310,844

Realized gains (losses)	16,206,849	8,924,442	993,909	1,135,435	19,382,720	15,219,475

Unrealized appreciation (depreciation) during the period	(25,203,828)	6,336,459	(2,461,274)	1,933,790	(20,056,793)	3,249,825

Net increase (decrease) in net assets from operations	(6,731,163)	16,757,781	(1,367,197)	3,103,519	(346,886)	18,758,248

Changes from principal transactions:
Purchase payments	11,541,651	9,932,355	1,208,830	995,448	3,999,413	4,132,126
Transfers between sub-accounts and the company	6,598,350	10,149,892	(821,041)	2,435,564	942,251	468,940
Transfers on general account policy loans	(64,813)	(108,782)	296,861	(192,450)	(1,245,403)	(629,826)
Withdrawals	(3,941,812)	(2,669,136)	(533,369)	(248,851)	(5,268,017)	(2,405,391)
Annual contract fee	(7,426,245)	(6,538,270)	(667,487)	(517,980)	(3,401,694)	(3,209,403)

Net increase (decrease) in net assets from principal transactions	6,707,131	10,766,059	(516,206)	2,471,731	(4,973,450)	(1,643,554)

Total increase (decrease) in net assets	(24,032)	27,523,840	(1,883,403)	5,575,250	(5,320,336)	17,114,694
Net assets at beginning of period	128,577,233	101,053,393	14,813,604	9,238,354	83,785,824	66,671,130

Net assets at end of period	$128,553,201	$128,577,233	$12,930,201	$14,813,604	$78,465,488	$83,785,824

	2018	2017	2018	2017	2018	2017
Units, beginning of period	6,625,088	6,029,037	720,753	588,444	2,411,606	2,456,826
Units issued	919,612	1,022,015	184,457	209,830	293,414	279,811
Units redeemed	(579,019)	(425,964)	(211,032)	(77,521)	(397,918)	(325,031)

Units, end of period	6,965,681	6,625,088	694,178	720,753	2,307,102	2,411,606

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,572,588	$1,150,101	$1,606,847	$465,614	$10,497	$28,447
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,572,588	1,150,101	1,606,847	465,614	10,497	28,447

Realized gains (losses) on investments:
Capital gain distributions received	13,510,112	17,656,554	2,196,402	2,611,757	5,949,164	2,644,941
Net realized gain (loss)	2,166,502	2,708,695	2,565,866	1,661,395	3,209,476	3,561,000

Realized gains (losses)	15,676,614	20,365,249	4,762,268	4,273,152	9,158,640	6,205,941

Unrealized appreciation (depreciation) during the period	(18,762,076)	(707,099)	(14,554,241)	8,356,818	(7,788,916)	5,886,516

Net increase (decrease) in net assets from operations	(1,512,874)	20,808,251	(8,185,126)	13,095,584	1,380,221	12,120,904

Changes from principal transactions:
Purchase payments	5,015,587	5,041,278	3,201,458	3,003,430	1,006,166	982,594
Transfers between sub-accounts and the company	1,064,109	2,282,237	7,174,537	1,273,365	(1,739,699)	(1,412,508)
Transfers on general account policy loans	(547,881)	(616,998)	(491,820)	(95,032)	(262,059)	(76,906)
Withdrawals	(12,318,157)	(3,649,164)	(3,586,402)	(1,080,357)	(2,396,663)	(1,402,018)
Annual contract fee	(4,827,959)	(4,510,410)	(1,900,849)	(1,726,754)	(2,438,244)	(2,244,354)

Net increase (decrease) in net assets from principal transactions	(11,614,301)	(1,453,057)	4,396,924	1,374,652	(5,830,499)	(4,153,192)

Total increase (decrease) in net assets	(13,127,175)	19,355,194	(3,788,202)	14,470,236	(4,450,278)	7,967,712
Net assets at beginning of period	113,858,879	94,503,685	55,578,567	41,108,331	42,577,594	34,609,882

Net assets at end of period	$100,731,704	$113,858,879	$51,790,365	$55,578,567	$38,127,316	$42,577,594

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,585,179	3,611,722	2,135,269	2,057,878	555,682	615,567
Units issued	453,570	306,804	600,586	322,394	26,482	40,017
Units redeemed	(792,474)	(333,347)	(407,512)	(245,003)	(94,176)	(99,902)

Units, end of period	3,246,275	3,585,179	2,328,343	2,135,269	487,988	555,682

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$56,542	$87,844	$85,297	$17,132	$130,544	$29,311
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	56,542	87,844	85,297	17,132	130,544	29,311

Realized gains (losses) on investments:
Capital gain distributions received	13,199,240	5,202,391	5,477,150	2,275,506	6,498,498	2,343,805
Net realized gain (loss)	2,213,826	1,794,684	1,291,799	872,590	54,829	(82,064)

Realized gains (losses)	15,413,066	6,997,075	6,768,949	3,148,096	6,553,327	2,261,741

Unrealized appreciation (depreciation) during the period	(13,892,254)	15,807,053	(6,805,370)	5,167,488	(7,041,921)	5,897,984

Net increase (decrease) in net assets from operations	1,577,354	22,891,972	48,876	8,332,716	(358,050)	8,189,036

Changes from principal transactions:
Purchase payments	7,264,327	6,452,638	748,447	760,092	2,686,447	2,185,308
Transfers between sub-accounts and the company	4,934,004	1,722,247	(309,419)	(322,108)	307,195	1,568,740
Transfers on general account policy loans	(708,281)	(831,753)	(32,078)	19,929	(162,507)	(88,606)
Withdrawals	(4,767,177)	(3,084,897)	(1,653,860)	(1,390,521)	(531,445)	(482,652)
Annual contract fee	(3,858,315)	(3,138,590)	(1,608,524)	(1,487,724)	(1,327,741)	(1,039,379)

Net increase (decrease) in net assets from principal transactions	2,864,558	1,119,645	(2,855,434)	(2,420,332)	971,949	2,143,411

Total increase (decrease) in net assets	4,441,912	24,011,617	(2,806,558)	5,912,384	613,899	10,332,447
Net assets at beginning of period	86,650,408	62,638,791	29,496,179	23,583,795	32,134,590	21,802,143

Net assets at end of period	$91,092,320	$86,650,408	$26,689,621	$29,496,179	$32,748,489	$32,134,590

	2018	2017	2018	2017	2018	2017
Units, beginning of period	463,766	457,079	790,899	863,372	876,826	812,101
Units issued	76,941	71,067	81,810	15,756	187,807	183,639
Units redeemed	(62,888)	(64,380)	(151,274)	(88,229)	(164,555)	(118,914)

Units, end of period	477,819	463,766	721,435	790,899	900,078	876,826

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$55,748	$50,893	$1,643,512	$1,002,782	$388,181	$371,107
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	55,748	50,893	1,643,512	1,002,782	388,181	371,107

Realized gains (losses) on investments:
Capital gain distributions received	189,718	167,171	5,336,424	3,078,055	—	224,099
Net realized gain (loss)	19,417	65,725	(534,658)	(245,204)	(129,676)	(34,669)

Realized gains (losses)	209,135	232,896	4,801,766	2,832,851	(129,676)	189,430

Unrealized appreciation (depreciation) during the period	(247,969)	195,648	(6,163,385)	4,953,470	(385,313)	29,813

Net increase (decrease) in net assets from operations	16,914	479,437	281,893	8,789,103	(126,808)	590,350

Changes from principal transactions:
Purchase payments	208,067	195,518	6,331,069	6,697,034	462,070	494,587
Transfers between sub-accounts and the company	23,981	534,045	(152,919)	5,557,007	(489,494)	170,416
Transfers on general account policy loans	(253)	(18,980)	(309,510)	(317,483)	(46,088)	(147,159)
Withdrawals	(355,215)	(728,985)	(3,461,609)	(615,682)	(1,024,447)	(881,342)
Annual contract fee	(265,968)	(218,192)	(3,361,019)	(2,947,035)	(707,083)	(753,011)

Net increase (decrease) in net assets from principal transactions	(389,388)	(236,594)	(953,988)	8,373,841	(1,805,042)	(1,116,509)

Total increase (decrease) in net assets	(372,474)	242,843	(672,095)	17,162,944	(1,931,850)	(526,159)
Net assets at beginning of period	2,863,342	2,620,499	71,301,039	54,138,095	17,352,996	17,879,155

Net assets at end of period	$2,490,868	$2,863,342	$70,628,944	$71,301,039	$15,421,146	$17,352,996

	2018	2017	2018	2017	2018	2017
Units, beginning of period	124,935	131,659	3,100,817	2,710,774	804,188	856,789
Units issued	11,819	40,993	428,448	774,602	22,401	34,897
Units redeemed	(28,498)	(47,717)	(471,323)	(384,559)	(107,713)	(87,498)

Units, end of period	108,256	124,935	3,057,942	3,100,817	718,876	804,188

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,601,210	$1,441,432	$147,359	$77,461	$1,728,428	$834,282
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,601,210	1,441,432	147,359	77,461	1,728,428	834,282

Realized gains (losses) on investments:
Capital gain distributions received	—	837,460	—	—	—	—
Net realized gain (loss)	(852,944)	(139,208)	164,479	(33,023)	709,137	(66,270)

Realized gains (losses)	(852,944)	698,252	164,479	(33,023)	709,137	(66,270)

Unrealized appreciation (depreciation) during the period	(1,143,167)	16,954	(1,100,305)	932,232	(11,539,411)	10,107,496

Net increase (decrease) in net assets from operations	(394,901)	2,156,638	(788,467)	976,670	(9,101,846)	10,875,508

Changes from principal transactions:
Purchase payments	5,745,330	5,583,075	162,992	87,934	5,594,978	3,762,337
Transfers between sub-accounts and the company	(3,343,220)	3,725,396	297,718	2,775,692	4,829,135	20,362,870
Transfers on general account policy loans	(463,319)	(536,116)	(59,485)	10,966	(317,597)	(453,514)
Withdrawals	(4,731,404)	(1,766,691)	(549,129)	(208,261)	(1,992,041)	(683,885)
Annual contract fee	(2,854,592)	(2,888,247)	(217,935)	(138,941)	(2,247,249)	(1,478,651)

Net increase (decrease) in net assets from principal transactions	(5,647,205)	4,117,417	(365,839)	2,527,390	5,867,226	21,509,157

Total increase (decrease) in net assets	(6,042,106)	6,274,055	(1,154,306)	3,504,060	(3,234,620)	32,384,665
Net assets at beginning of period	67,202,534	60,928,479	6,224,735	2,720,675	62,117,602	29,732,937

Net assets at end of period	$61,160,428	$67,202,534	$5,070,429	$6,224,735	$58,882,982	$62,117,602

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,874,428	3,634,667	348,258	201,982	4,324,940	2,746,637
Units issued	698,862	768,494	74,570	176,088	984,793	1,914,894
Units redeemed	(1,027,965)	(528,733)	(94,516)	(29,812)	(571,318)	(336,591)

Units, end of period	3,545,325	3,874,428	328,312	348,258	4,738,415	4,324,940

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$718,771	$939,507	$1,455,981	$1,657,104	$33,466	$37,589
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	718,771	939,507	1,455,981	1,657,104	33,466	37,589

Realized gains (losses) on investments:
Capital gain distributions received	4,822,496	3,113,327	9,355,040	5,303,333	181,653	—
Net realized gain (loss)	1,197,812	1,487,756	(10,711)	612,397	114,810	123,722

Realized gains (losses)	6,020,308	4,601,083	9,344,329	5,915,730	296,463	123,722

Unrealized appreciation (depreciation) during the period	(10,307,500)	778,827	(17,861,888)	3,284,904	(706,857)	384,558

Net increase (decrease) in net assets from operations	(3,568,421)	6,319,417	(7,061,578)	10,857,738	(376,928)	545,869

Changes from principal transactions:
Purchase payments	1,182,990	1,156,003	5,542,972	4,967,458	52,399	71,001
Transfers between sub-accounts and the company	(2,775,032)	(495,831)	(542,818)	(3,807,025)	(399,783)	(1,425,887)
Transfers on general account policy loans	(279,166)	(199,383)	(922,857)	(631,268)	(64,909)	(6,508)
Withdrawals	(2,150,265)	(1,514,758)	(2,298,448)	(2,818,743)	(138,815)	(134,508)
Annual contract fee	(2,196,870)	(2,293,085)	(2,585,972)	(2,616,215)	(109,752)	(106,648)

Net increase (decrease) in net assets from principal transactions	(6,218,343)	(3,347,054)	(807,123)	(4,905,793)	(660,860)	(1,602,550)

Total increase (decrease) in net assets	(9,786,764)	2,972,363	(7,868,701)	5,951,945	(1,037,788)	(1,056,681)
Net assets at beginning of period	43,431,943	40,459,580	75,290,720	69,338,775	3,410,933	4,467,614

Net assets at end of period	$33,645,179	$43,431,943	$67,422,019	$75,290,720	$2,373,145	$3,410,933

	2018	2017	2018	2017	2018	2017
Units, beginning of period	732,612	793,634	1,269,637	1,359,594	107,658	162,550
Units issued	11,466	12,575	146,171	135,051	4,388	51,000
Units redeemed	(116,415)	(73,597)	(159,301)	(225,008)	(24,450)	(105,892)

Units, end of period	627,663	732,612	1,256,507	1,269,637	87,596	107,658

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$138,748	$139,351	$5,438	$8,996	$100,947	$138,907
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	138,748	139,351	5,438	8,996	100,947	138,907

Realized gains (losses) on investments:
Capital gain distributions received	747,989	—	170,859	28,878	2,679,547	413,147
Net realized gain (loss)	518,211	(159,999)	29,226	60,743	984,346	855,039

Realized gains (losses)	1,266,200	(159,999)	200,085	89,621	3,663,893	1,268,186

Unrealized appreciation (depreciation) during the period	(3,025,683)	1,551,536	(358,856)	191,922	(6,596,045)	2,773,079

Net increase (decrease) in net assets from operations	(1,620,735)	1,530,888	(153,333)	290,539	(2,831,205)	4,180,172

Changes from principal transactions:
Purchase payments	703,019	687,908	36,901	17,809	1,131,371	1,001,752
Transfers between sub-accounts and the company	(651,977)	1,524,089	(35,498)	209,434	3,276,766	937,274
Transfers on general account policy loans	489,194	(87,294)	(27,181)	(123,622)	(198,254)	(222,227)
Withdrawals	(997,830)	(1,237,376)	(137,849)	(15,293)	(1,010,510)	(506,902)
Annual contract fee	(443,593)	(426,657)	(66,499)	(56,818)	(842,339)	(737,887)

Net increase (decrease) in net assets from principal transactions	(901,187)	460,670	(230,126)	31,510	2,357,034	472,010

Total increase (decrease) in net assets	(2,521,922)	1,991,558	(383,459)	322,049	(474,171)	4,652,182
Net assets at beginning of period	11,918,204	9,926,646	1,406,716	1,084,667	19,287,654	14,635,472

Net assets at end of period	$9,396,282	$11,918,204	$1,023,257	$1,406,716	$18,813,483	$19,287,654

	2018	2017	2018	2017	2018	2017
Units, beginning of period	312,059	299,659	26,801	26,389	617,770	598,924
Units issued	58,007	120,831	2,029	5,997	180,337	117,803
Units redeemed	(82,724)	(108,431)	(6,381)	(5,585)	(104,182)	(98,957)

Units, end of period	287,342	312,059	22,449	26,801	693,925	617,770

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV		Global Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$376,214	$584,681	$593,846	$753,430	$125,983	$110,786
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	376,214	584,681	593,846	753,430	125,983	110,786

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	642,411	741,506	1,215,245	940,937	(41,591)	(40,256)

Realized gains (losses)	642,411	741,506	1,215,245	940,937	(41,591)	(40,256)

Unrealized appreciation (depreciation) during the period	(6,811,928)	4,517,759	(10,730,187)	5,435,595	(173,312)	352,721

Net increase (decrease) in net assets from operations	(5,793,303)	5,843,946	(8,921,096)	7,129,962	(88,920)	423,251

Changes from principal transactions:
Purchase payments	1,079,471	1,113,460	3,742,665	3,576,699	143,729	165,068
Transfers between sub-accounts and the company	(335,276)	(1,674,588)	4,207,284	(354,802)	236,952	(183,677)
Transfers on general account policy loans	(178,914)	(708,171)	(188,578)	(249,901)	(34,415)	248
Withdrawals	(2,233,798)	(1,515,486)	(1,557,662)	(931,572)	(290,373)	(426,217)
Annual contract fee	(1,925,392)	(2,050,846)	(1,819,165)	(1,729,783)	(246,799)	(242,700)

Net increase (decrease) in net assets from principal transactions	(3,593,909)	(4,835,631)	4,384,544	310,641	(190,906)	(687,278)

Total increase (decrease) in net assets	(9,387,212)	1,008,315	(4,536,552)	7,440,603	(279,826)	(264,027)
Net assets at beginning of period	37,050,420	36,042,105	47,967,188	40,526,585	4,904,037	5,168,064

Net assets at end of period	$27,663,208	$37,050,420	$43,430,636	$47,967,188	$4,624,211	$4,904,037

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,021,137	1,166,491	1,874,453	1,861,460	147,690	169,268
Units issued	20,531	49,551	449,839	271,449	11,797	8,635
Units redeemed	(122,720)	(194,905)	(278,814)	(258,456)	(17,533)	(30,213)

Units, end of period	918,948	1,021,137	2,045,478	1,874,453	141,954	147,690

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series NAV		Global Trust Series I		Global Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$963,132	$665,456	$200,603	$221,883	$580,169	$588,196
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	963,132	665,456	200,603	221,883	580,169	588,196

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	1
Net realized gain (loss)	(131,912)	(102,305)	275,931	432,278	314,032	136,423

Realized gains (losses)	(131,912)	(102,305)	275,931	432,278	314,032	136,424

Unrealized appreciation (depreciation) during the period	(1,597,515)	1,759,496	(2,069,877)	1,348,482	(5,400,656)	4,431,979

Net increase (decrease) in net assets from operations	(766,295)	2,322,647	(1,593,343)	2,002,643	(4,506,455)	5,156,599

Changes from principal transactions:
Purchase payments	3,585,555	2,810,402	429,300	421,400	3,058,483	2,928,276
Transfers between sub-accounts and the company	7,790,723	(817,908)	(321,041)	(230,145)	(168,139)	(1,333,425)
Transfers on general account policy loans	(324,866)	(152,815)	9,920	62,822	(398,473)	(210,767)
Withdrawals	(1,586,987)	(995,288)	(601,733)	(338,049)	(2,137,924)	(968,546)
Annual contract fee	(1,285,993)	(1,158,268)	(675,452)	(698,431)	(1,174,090)	(1,256,341)

Net increase (decrease) in net assets from principal transactions	8,178,432	(313,877)	(1,159,006)	(782,403)	(820,143)	(840,803)

Total increase (decrease) in net assets	7,412,137	2,008,770	(2,752,349)	1,220,240	(5,326,598)	4,315,796
Net assets at beginning of period	28,799,787	26,791,017	12,176,041	10,955,801	31,879,295	27,563,499

Net assets at end of period	$36,211,924	$28,799,787	$9,423,692	$12,176,041	$26,552,697	$31,879,295

	2018	2017	2018	2017	2018	2017
Units, beginning of period	863,987	873,741	313,287	335,109	1,515,103	1,557,573
Units issued	382,230	172,201	8,539	14,076	175,803	135,142
Units redeemed	(140,644)	(181,955)	(38,270)	(35,898)	(216,337)	(177,612)

Units, end of period	1,105,573	863,987	283,556	313,287	1,474,569	1,515,103

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$805,031	$732,906
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	805,031	732,906

Realized gains (losses) on investments:
Capital gain distributions received	1,200,992	1,320,180	4,496,625	3,944,675	—	—
Net realized gain (loss)	(1,619,130)	(222,125)	(1,978,452)	(2,219,892)	(438,072)	(140,788)

Realized gains (losses)	(418,138)	1,098,055	2,518,173	1,724,783	(438,072)	(140,788)

Unrealized appreciation (depreciation) during the period	479,523	1,657,260	(2,544,336)	7,480,238	(729,581)	367,506

Net increase (decrease) in net assets from operations	61,385	2,755,315	(26,163)	9,205,021	(362,622)	959,624

Changes from principal transactions:
Purchase payments	151,163	157,518	3,882,806	3,209,913	594,723	590,309
Transfers between sub-accounts and the company	(1,230,265)	1,986,951	2,232,818	(772,130)	152,441	222,479
Transfers on general account policy loans	(232,039)	(24,155)	(496,061)	(293,575)	(32,201)	(28,153)
Withdrawals	(510,994)	(278,801)	(1,353,871)	(2,080,527)	(2,025,058)	(509,431)
Annual contract fee	(431,917)	(411,102)	(1,900,308)	(1,731,877)	(647,943)	(647,247)

Net increase (decrease) in net assets from principal transactions	(2,254,052)	1,430,411	2,365,384	(1,668,196)	(1,958,038)	(372,043)

Total increase (decrease) in net assets	(2,192,667)	4,185,726	2,339,221	7,536,825	(2,320,660)	587,581
Net assets at beginning of period	13,855,258	9,669,532	42,047,374	34,510,549	13,428,818	12,841,237

Net assets at end of period	$11,662,591	$13,855,258	$44,386,595	$42,047,374	$11,108,158	$13,428,818

	2018	2017	2018	2017	2018	2017
Units, beginning of period	156,156	138,957	607,029	635,767	366,078	376,317
Units issued	26,216	29,444	112,345	99,273	27,810	26,503
Units redeemed	(51,825)	(12,245)	(83,429)	(128,011)	(81,680)	(36,742)

Units, end of period	130,547	156,156	635,945	607,029	312,208	366,078

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,037,194	$1,733,705	$303,410	$296,534	$1,942,637	$1,452,897
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,037,194	1,733,705	303,410	296,534	1,942,637	1,452,897

Realized gains (losses) on investments:
Capital gain distributions received	—	—	4,444	—	27,148	—
Net realized gain (loss)	(695,353)	(364,035)	826,845	185,806	984,265	490,985

Realized gains (losses)	(695,353)	(364,035)	831,289	185,806	1,011,413	490,985

Unrealized appreciation (depreciation) during the period	(2,337,463)	804,573	(3,082,605)	2,647,954	(14,664,872)	12,754,444

Net increase (decrease) in net assets from operations	(995,622)	2,174,243	(1,947,906)	3,130,294	(11,710,822)	14,698,326

Changes from principal transactions:
Purchase payments	2,390,571	2,168,227	388,103	389,327	6,822,961	5,490,149
Transfers between sub-accounts and the company	1,142,357	880,486	(676,510)	1,217,318	10,078,662	6,235,510
Transfers on general account policy loans	(193,911)	(323,699)	(27,962)	184,058	(666,297)	(370,724)
Withdrawals	(2,219,725)	(561,629)	(677,395)	(641,876)	(1,126,060)	(977,343)
Annual contract fee	(1,365,101)	(1,317,514)	(642,208)	(609,992)	(2,370,446)	(2,110,117)

Net increase (decrease) in net assets from principal transactions	(245,809)	845,871	(1,635,972)	538,835	12,738,820	8,267,475

Total increase (decrease) in net assets	(1,241,431)	3,020,114	(3,583,878)	3,669,129	1,027,998	22,965,801
Net assets at beginning of period	31,838,303	28,818,189	14,854,926	11,185,797	73,049,402	50,083,601

Net assets at end of period	$30,596,872	$31,838,303	$11,271,048	$14,854,926	$74,077,400	$73,049,402

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,312,779	1,276,928	1,025,077	982,629	1,282,976	1,121,042
Units issued	351,114	193,755	162,228	136,669	379,809	266,234
Units redeemed	(362,975)	(157,904)	(281,923)	(94,221)	(148,178)	(104,300)

Units, end of period	1,300,918	1,312,779	905,382	1,025,077	1,514,607	1,282,976

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series I		International Growth Stock Trust Series NAV		International Small Company Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$43,137	$38,471	$294,422	$241,075	$83,307	$110,285
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	43,137	38,471	294,422	241,075	83,307	110,285

Realized gains (losses) on investments:
Capital gain distributions received	78,095	—	523,214	—	—	—
Net realized gain (loss)	105,943	32,809	291,934	558,760	497,085	142,527

Realized gains (losses)	184,038	32,809	815,148	558,760	497,085	142,527

Unrealized appreciation (depreciation) during the period	(638,025)	450,079	(3,757,373)	2,333,544	(1,984,794)	1,638,245

Net increase (decrease) in net assets from operations	(410,850)	521,359	(2,647,803)	3,133,379	(1,404,402)	1,891,057

Changes from principal transactions:
Purchase payments	119,724	114,796	1,799,621	1,709,371	228,913	212,050
Transfers between sub-accounts and the company	(69,923)	58,828	(763,909)	1,436,900	(2,114,774)	1,966,750
Transfers on general account policy loans	5,661	7,923	(302,229)	(82,038)	(40,532)	(48,560)
Withdrawals	(123,559)	(8,688)	(330,371)	(1,440,999)	(300,650)	(200,982)
Annual contract fee	(103,240)	(103,529)	(777,398)	(729,127)	(369,628)	(353,579)

Net increase (decrease) in net assets from principal transactions	(171,337)	69,330	(374,286)	894,107	(2,596,671)	1,575,679

Total increase (decrease) in net assets	(582,187)	590,689	(3,022,089)	4,027,486	(4,001,073)	3,466,736
Net assets at beginning of period	2,916,571	2,325,882	18,120,277	14,092,791	9,370,815	5,904,079

Net assets at end of period	$2,334,384	$2,916,571	$15,098,188	$18,120,277	$5,369,742	$9,370,815

	2018	2017	2018	2017	2018	2017
Units, beginning of period	199,797	194,161	1,237,734	1,173,493	457,214	372,932
Units issued	44,558	16,613	288,075	348,315	19,059	158,929
Units redeemed	(57,478)	(10,977)	(320,617)	(284,074)	(148,377)	(74,647)

Units, end of period	186,877	199,797	1,205,192	1,237,734	327,896	457,214

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series NAV		International Value Trust Series I		International Value Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$366,729	$385,080	$559,615	$445,968	$1,101,547	$782,354
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	366,729	385,080	559,615	445,968	1,101,547	782,354

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	1	—	—
Net realized gain (loss)	832,474	730,406	605,707	898,309	317,284	661,507

Realized gains (losses)	832,474	730,406	605,707	898,310	317,284	661,507

Unrealized appreciation (depreciation) during the period	(7,542,339)	5,340,342	(4,680,645)	2,626,642	(8,054,495)	4,834,654

Net increase (decrease) in net assets from operations	(6,343,136)	6,455,828	(3,515,323)	3,970,920	(6,635,664)	6,278,515

Changes from principal transactions:
Purchase payments	2,691,641	2,372,869	859,529	825,461	3,218,705	3,071,554
Transfers between sub-accounts and the company	2,560,916	1,351,124	(295,224)	(1,805,689)	1,585,483	2,010,648
Transfers on general account policy loans	(562,360)	(315,008)	(111,543)	(102,956)	(182,322)	(322,976)
Withdrawals	(1,077,164)	(511,336)	(1,385,528)	(1,339,117)	(1,617,513)	(1,890,381)
Annual contract fee	(976,005)	(922,931)	(1,272,632)	(1,332,290)	(1,710,832)	(1,662,654)

Net increase (decrease) in net assets from principal transactions	2,637,028	1,974,718	(2,205,398)	(3,754,591)	1,293,521	1,206,191

Total increase (decrease) in net assets	(3,706,108)	8,430,546	(5,720,721)	216,329	(5,342,143)	7,484,706
Net assets at beginning of period	29,173,612	20,743,066	25,120,808	24,904,479	43,337,283	35,852,577

Net assets at end of period	$25,467,504	$29,173,612	$19,400,087	$25,120,808	$37,995,140	$43,337,283

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,417,050	1,305,742	865,561	1,005,167	2,311,755	2,242,445
Units issued	333,388	274,524	38,225	14,845	356,766	397,994
Units redeemed	(202,691)	(163,216)	(117,066)	(154,451)	(285,159)	(328,684)

Units, end of period	1,547,747	1,417,050	786,720	865,561	2,383,362	2,311,755

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV		Lifestyle Aggressive Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$261,359	$269,367	$492,986	$428,844	$206,120	$103,211
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	261,359	269,367	492,986	428,844	206,120	103,211

Realized gains (losses) on investments:
Capital gain distributions received	67,563	43,780	125,585	65,360	244,226	72,398
Net realized gain (loss)	(80,384)	(59,078)	(183,335)	(73,793)	349,254	14,400

Realized gains (losses)	(12,821)	(15,298)	(57,750)	(8,433)	593,480	86,798

Unrealized appreciation (depreciation) during the period	(339,982)	208,500	(539,653)	229,594	(1,911,253)	778,153

Net increase (decrease) in net assets from operations	(91,444)	462,569	(104,417)	650,005	(1,111,653)	968,162

Changes from principal transactions:
Purchase payments	428,416	419,653	1,802,394	1,468,930	349,318	182,022
Transfers between sub-accounts and the company	257,225	277,458	590,992	3,031,547	5,162,540	3,263,894
Transfers on general account policy loans	(39,833)	23,604	(107,993)	(29,372)	(15)	—
Withdrawals	(657,282)	(538,358)	(451,558)	(367,397)	13,703	(1,110)
Annual contract fee	(782,644)	(805,525)	(708,609)	(631,543)	(352,955)	(224,304)

Net increase (decrease) in net assets from principal transactions	(794,118)	(623,168)	1,125,226	3,472,165	5,172,591	3,220,502

Total increase (decrease) in net assets	(885,562)	(160,599)	1,020,809	4,122,170	4,060,938	4,188,664
Net assets at beginning of period	10,248,925	10,409,524	16,751,526	12,629,356	6,467,259	2,278,595

Net assets at end of period	$9,363,363	$10,248,925	$17,772,335	$16,751,526	$10,528,197	$6,467,259

	2018	2017	2018	2017	2018	2017
Units, beginning of period	279,745	297,205	967,132	763,224	455,491	195,531
Units issued	15,176	18,817	240,435	311,822	524,739	276,502
Units redeemed	(37,237)	(36,277)	(174,501)	(107,914)	(166,633)	(16,542)

Units, end of period	257,684	279,745	1,033,066	967,132	813,597	455,491

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV		Lifestyle Growth Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,811,925	$1,411,601	$109,800	$91,335	$25,889	$28,487
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,811,925	1,411,601	109,800	91,335	25,889	28,487

Realized gains (losses) on investments:
Capital gain distributions received	1,094,715	631,211	37,105	18,298	17,675	4,844
Net realized gain (loss)	54,003	(1,412)	(5,138)	(588)	52,493	6,258

Realized gains (losses)	1,148,718	629,799	31,967	17,710	70,168	11,102

Unrealized appreciation (depreciation) during the period	(6,236,351)	4,346,975	(212,432)	104,378	(161,143)	60,736

Net increase (decrease) in net assets from operations	(3,275,708)	6,388,375	(70,665)	213,423	(65,086)	100,325

Changes from principal transactions:
Purchase payments	9,946,516	8,362,946	293,080	254,987	20,667	13,925
Transfers between sub-accounts and the company	8,027,889	10,403,659	709,920	509,459	(60,088)	991,297
Transfers on general account policy loans	(105,676)	(101,069)	6,519	(530)	(535)	—
Withdrawals	(380,914)	(474,249)	(18,579)	(2,527)	(303,711)	25
Annual contract fee	(6,980,189)	(5,620,535)	(286,213)	(230,777)	(64,579)	(25,940)

Net increase (decrease) in net assets from principal transactions	10,507,626	12,570,752	704,727	530,612	(408,246)	979,307

Total increase (decrease) in net assets	7,231,918	18,959,127	634,062	744,035	(473,332)	1,079,632
Net assets at beginning of period	64,648,485	45,689,358	3,601,038	2,857,003	1,580,367	500,735

Net assets at end of period	$71,880,403	$64,648,485	$4,235,100	$3,601,038	$1,107,035	$1,580,367

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,050,715	4,011,283	303,928	258,041	133,420	49,096
Units issued	1,130,057	1,149,255	80,787	56,119	1,291	92,885
Units redeemed	(307,515)	(109,823)	(20,266)	(10,232)	(35,161)	(8,561)

Units, end of period	5,873,257	5,050,715	364,449	303,928	99,550	133,420

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$7,329,150	$5,779,132	$548,958	$431,952	$47,248	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	7,329,150	5,779,132	548,958	431,952	47,248	—

Realized gains (losses) on investments:
Capital gain distributions received	4,027,795	1,168,275	293,637	148,264	2,961,184	1,686,620
Net realized gain (loss)	1,795,825	677,204	1,063	6,935	227,067	411,131

Realized gains (losses)	5,823,620	1,845,479	294,700	155,199	3,188,251	2,097,751

Unrealized appreciation (depreciation) during the period	(32,958,950)	14,237,792	(1,609,032)	989,953	(5,484,883)	531,051

Net increase (decrease) in net assets from operations	(19,806,180)	21,862,403	(765,374)	1,577,104	(2,249,384)	2,628,802

Changes from principal transactions:
Purchase payments	30,201,394	16,750,227	2,647,084	2,238,910	1,113,008	1,115,347
Transfers between sub-accounts and the company	8,628,448	187,734,041	2,989,684	3,320,674	(758,854)	(1,039,100)
Transfers on general account policy loans	(1,004,392)	(153,999)	(10,873)	3,354	(76,743)	(17,652)
Withdrawals	(3,821,848)	(3,713,064)	(287,820)	(99,399)	(249,201)	(398,769)
Annual contract fee	(19,923,715)	(10,723,926)	(1,974,244)	(1,590,863)	(634,268)	(598,528)

Net increase (decrease) in net assets from principal transactions	14,079,887	189,893,279	3,363,831	3,872,676	(606,058)	(938,702)

Total increase (decrease) in net assets	(5,726,293)	211,755,682	2,598,457	5,449,780	(2,855,442)	1,690,100
Net assets at beginning of period	312,362,191	100,606,509	18,783,665	13,333,885	16,198,363	14,508,263

Net assets at end of period	$306,635,898	$312,362,191	$21,382,122	$18,783,665	$13,342,921	$16,198,363

	2018	2017	2018	2017	2018	2017
Units, beginning of period	23,202,839	8,683,823	1,505,333	1,181,426	141,462	150,799
Units issued	2,421,413	15,180,775	391,588	405,328	18,563	16,179
Units redeemed	(1,374,839)	(661,759)	(120,625)	(81,421)	(24,296)	(25,516)

Units, end of period	24,249,413	23,202,839	1,776,296	1,505,333	135,729	141,462

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M International Equity		M Large Cap Growth		M Large Cap Value
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$135,037	$226,442	$—	$—	$203,510	$189,930
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	135,037	226,442	—	—	203,510	189,930

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,861,833	429,461	1,005,526	633,669
Net realized gain (loss)	317,222	65,914	286,107	424,498	25,235	159,611

Realized gains (losses)	317,222	65,914	2,147,940	853,959	1,030,761	793,280

Unrealized appreciation (depreciation) during the period	(2,647,034)	2,495,060	(2,928,577)	3,846,021	(2,904,153)	800,631

Net increase (decrease) in net assets from operations	(2,194,775)	2,787,416	(780,637)	4,699,980	(1,669,882)	1,783,841

Changes from principal transactions:
Purchase payments	723,488	953,692	1,514,517	1,127,387	1,133,321	1,078,909
Transfers between sub-accounts and the company	(4,558,420)	3,675	233,102	(1,336,888)	200,882	(196,548)
Transfers on general account policy loans	(39,536)	(198,129)	(99,016)	13,081	(105,300)	19,830
Withdrawals	(238,283)	(135,894)	(336,555)	(396,580)	(220,384)	(252,068)
Annual contract fee	(409,312)	(479,245)	(744,360)	(637,823)	(613,597)	(528,740)

Net increase (decrease) in net assets from principal transactions	(4,522,063)	144,099	567,688	(1,230,823)	394,922	121,383

Total increase (decrease) in net assets	(6,716,838)	2,931,515	(212,949)	3,469,157	(1,274,960)	1,905,224
Net assets at beginning of period	14,613,777	11,682,262	15,980,068	12,510,911	13,609,469	11,704,245

Net assets at end of period	$7,896,939	$14,613,777	$15,767,119	$15,980,068	$12,334,509	$13,609,469

	2018	2017	2018	2017	2018	2017
Units, beginning of period	371,299	368,200	217,690	236,857	455,589	450,559
Units issued	39,448	53,455	33,984	22,462	76,810	57,356
Units redeemed	(158,153)	(50,356)	(25,694)	(41,629)	(62,819)	(52,326)

Units, end of period	252,594	371,299	225,980	217,690	469,580	455,589

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series NAV		Managed Volatility Balanced Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$285,693	$234,648	$4,067,119	$3,230,767	$1,301,223	$1,322,163
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	285,693	234,648	4,067,119	3,230,767	1,301,223	1,322,163

Realized gains (losses) on investments:
Capital gain distributions received	917,337	—	12,628,541	—	3,838,320	2,191,938
Net realized gain (loss)	304,678	794,993	5,125,415	5,730,374	1,363,565	1,573,158

Realized gains (losses)	1,222,015	794,993	17,753,956	5,730,374	5,201,885	3,765,096

Unrealized appreciation (depreciation) during the period	(2,663,749)	1,805,170	(37,491,649)	27,261,620	(9,150,742)	2,618,880

Net increase (decrease) in net assets from operations	(1,156,041)	2,834,811	(15,670,574)	36,222,761	(2,647,634)	7,706,139

Changes from principal transactions:
Purchase payments	503,911	553,204	15,559,646	15,779,117	1,286,175	1,246,680
Transfers between sub-accounts and the company	43,658	(623,214)	(3,224,015)	(8,358,569)	(1,761,948)	1,557,384
Transfers on general account policy loans	(51,102)	(183,864)	(308,397)	(1,141,622)	216,637	(16,203)
Withdrawals	(482,483)	(1,113,672)	(5,159,981)	(4,604,564)	(4,128,618)	(1,789,481)
Annual contract fee	(630,221)	(621,830)	(8,597,854)	(9,009,112)	(2,560,112)	(2,578,868)

Net increase (decrease) in net assets from principal transactions	(616,237)	(1,989,376)	(1,730,601)	(7,334,750)	(6,947,866)	(1,580,488)

Total increase (decrease) in net assets	(1,772,278)	845,435	(17,401,175)	28,888,011	(9,595,500)	6,125,651
Net assets at beginning of period	14,338,686	13,493,251	192,188,291	163,300,280	62,006,303	55,880,652

Net assets at end of period	$12,566,408	$14,338,686	$174,787,116	$192,188,291	$52,410,803	$62,006,303

	2018	2017	2018	2017	2018	2017
Units, beginning of period	390,364	451,177	8,724,396	9,108,828	1,500,398	1,543,280
Units issued	11,220	9,936	616,403	666,552	43,353	77,545
Units redeemed	(27,848)	(70,749)	(686,207)	(1,050,984)	(210,408)	(120,427)

Units, end of period	373,736	390,364	8,654,592	8,724,396	1,333,343	1,500,398

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$10,540,644	$9,733,277	$78,051	$82,561	$910,869	$891,833
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	10,540,644	9,733,277	78,051	82,561	910,869	891,833

Realized gains (losses) on investments:
Capital gain distributions received	29,561,169	15,919,263	90,908	61,499	989,471	624,710
Net realized gain (loss)	2,994,619	5,560,125	(109,468)	(73,799)	(732,545)	(591,070)

Realized gains (losses)	32,555,788	21,479,388	(18,560)	(12,300)	256,926	33,640

Unrealized appreciation (depreciation) during the period	(64,132,662)	24,944,841	(127,677)	183,909	(1,949,003)	1,721,746

Net increase (decrease) in net assets from operations	(21,036,230)	56,157,506	(68,186)	254,170	(781,208)	2,647,219

Changes from principal transactions:
Purchase payments	34,098,449	37,229,490	76,820	128,970	3,172,963	3,469,967
Transfers between sub-accounts and the company	(4,002,540)	(4,716,893)	181,517	10,738	(204,176)	(709,109)
Transfers on general account policy loans	(1,737,987)	(1,724,266)	(12,379)	51,568	(70,408)	27,405
Withdrawals	(13,716,527)	(14,583,248)	(361,274)	(150,971)	(2,301,055)	(1,976,566)
Annual contract fee	(24,638,308)	(25,171,283)	(260,881)	(272,146)	(2,079,003)	(2,133,092)

Net increase (decrease) in net assets from principal transactions	(9,996,913)	(8,966,200)	(376,197)	(231,841)	(1,481,679)	(1,321,395)

Total increase (decrease) in net assets	(31,033,143)	47,191,306	(444,383)	22,329	(2,262,887)	1,325,824
Net assets at beginning of period	447,516,634	400,325,328	3,314,381	3,292,052	35,298,933	33,973,109

Net assets at end of period	$416,483,491	$447,516,634	$2,869,998	$3,314,381	$33,036,046	$35,298,933

	2018	2017	2018	2017	2018	2017
Units, beginning of period	21,747,190	22,207,129	83,757	89,696	1,903,845	1,977,908
Units issued	1,054,539	1,216,512	7,572	8,686	175,496	224,952
Units redeemed	(1,537,653)	(1,676,451)	(17,189)	(14,625)	(257,263)	(299,015)

Units, end of period	21,264,076	21,747,190	74,140	83,757	1,822,078	1,903,845

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,528,534	$1,399,155	$13,971,864	$12,484,184	$331,022	$324,073
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,528,534	1,399,155	13,971,864	12,484,184	331,022	324,073

Realized gains (losses) on investments:
Capital gain distributions received	5,952,874	2,580,887	53,073,674	22,075,989	835,441	450,098
Net realized gain (loss)	2,428,646	3,168,060	13,821,734	11,082,497	(49,844)	6,379

Realized gains (losses)	8,381,520	5,748,947	66,895,408	33,158,486	785,597	456,477

Unrealized appreciation (depreciation) during the period	(14,406,965)	5,012,807	(121,462,659)	55,470,236	(1,642,378)	799,138

Net increase (decrease) in net assets from operations	(4,496,911)	12,160,909	(40,595,387)	101,112,906	(525,759)	1,579,688

Changes from principal transactions:
Purchase payments	2,399,749	2,525,256	55,277,086	60,691,679	225,871	229,812
Transfers between sub-accounts and the company	300,384	(3,228,728)	(6,666,089)	(8,451,749)	(227,011)	(38,042)
Transfers on general account policy loans	(178,143)	10,200	(4,961,203)	(3,472,150)	(9,700)	243,208
Withdrawals	(2,732,401)	(4,568,359)	(27,580,947)	(21,655,283)	(514,971)	(667,228)
Annual contract fee	(3,542,199)	(3,450,486)	(34,161,186)	(35,198,176)	(645,705)	(632,230)

Net increase (decrease) in net assets from principal transactions	(3,752,610)	(8,712,117)	(18,092,339)	(8,085,679)	(1,171,516)	(864,480)

Total increase (decrease) in net assets	(8,249,521)	3,448,792	(58,687,726)	93,027,227	(1,697,275)	715,208
Net assets at beginning of period	73,320,422	69,871,630	640,383,574	547,356,347	14,344,284	13,629,076

Net assets at end of period	$65,070,901	$73,320,422	$581,695,848	$640,383,574	$12,647,009	$14,344,284

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,865,034	2,107,664	30,337,018	30,780,881	342,224	363,787
Units issued	45,903	35,698	1,690,679	2,317,407	3,609	11,544
Units redeemed	(139,841)	(278,328)	(2,537,958)	(2,761,270)	(31,580)	(33,107)

Units, end of period	1,771,096	1,865,034	29,489,739	30,337,018	314,253	342,224

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,412,334	$2,390,072	$313,677	$102,459	$812,207	$305,081
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,412,334	2,390,072	313,677	102,459	812,207	305,081

Realized gains (losses) on investments:
Capital gain distributions received	5,879,302	2,945,005	1,933,441	878,988	4,724,734	2,994,070
Net realized gain (loss)	(389,755)	105,558	61,387	823,193	1,269,592	695,554

Realized gains (losses)	5,489,547	3,050,563	1,994,828	1,702,181	5,994,326	3,689,624

Unrealized appreciation (depreciation) during the period	(11,448,455)	4,861,720	(5,342,568)	872,941	(14,645,222)	3,677,511

Net increase (decrease) in net assets from operations	(3,546,574)	10,302,355	(3,034,063)	2,677,581	(7,838,689)	7,672,216

Changes from principal transactions:
Purchase payments	9,135,530	9,528,097	501,758	362,347	5,427,784	4,135,234
Transfers between sub-accounts and the company	(8,386,030)	7,374,252	(356,383)	12,221,104	643,396	16,703,704
Transfers on general account policy loans	(490,394)	(1,150,501)	(321,244)	(58,359)	(470,567)	(691,958)
Withdrawals	(3,700,276)	(2,046,629)	(1,135,077)	(816,907)	(2,545,111)	(1,279,915)
Annual contract fee	(5,511,746)	(5,454,112)	(1,325,560)	(781,103)	(2,618,478)	(1,978,065)

Net increase (decrease) in net assets from principal transactions	(8,952,916)	8,251,107	(2,636,506)	10,927,082	437,024	16,889,000

Total increase (decrease) in net assets	(12,499,490)	18,553,462	(5,670,569)	13,604,663	(7,401,665)	24,561,216
Net assets at beginning of period	103,791,971	85,238,509	29,470,072	15,865,409	67,588,547	43,027,331

Net assets at end of period	$91,292,481	$103,791,971	$23,799,503	$29,470,072	$60,186,882	$67,588,547

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,139,787	4,728,247	516,844	322,241	1,804,976	1,331,350
Units issued	384,110	843,118	10,293	277,120	258,627	699,956
Units redeemed	(817,946)	(431,578)	(55,740)	(82,517)	(248,365)	(226,330)

Units, end of period	4,705,951	5,139,787	471,397	516,844	1,815,238	1,804,976

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV		Mid Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$100,294	$129,769
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	100,294	129,769

Realized gains (losses) on investments:
Capital gain distributions received	2,470,831	427,136	4,061,342	590,026	1,022,496	1,214,426
Net realized gain (loss)	1,504,443	361,347	417,952	(93,262)	(44,177)	87,849

Realized gains (losses)	3,975,274	788,483	4,479,294	496,764	978,319	1,302,275

Unrealized appreciation (depreciation) during the period	(4,130,063)	4,211,385	(5,320,569)	6,281,003	(2,394,176)	16,891

Net increase (decrease) in net assets from operations	(154,789)	4,999,868	(841,275)	6,777,767	(1,315,563)	1,448,935

Changes from principal transactions:
Purchase payments	490,742	495,204	2,563,157	2,459,508	270,249	264,773
Transfers between sub-accounts and the company	358,108	(563,986)	4,910,422	821,380	(375,293)	(1,253,566)
Transfers on general account policy loans	(84,834)	159,239	(378,225)	(200,884)	(52,228)	(40,608)
Withdrawals	(1,417,573)	(908,473)	(1,249,200)	(2,335,327)	(577,223)	(463,647)
Annual contract fee	(1,078,420)	(1,034,931)	(1,454,307)	(1,121,898)	(523,890)	(543,135)

Net increase (decrease) in net assets from principal transactions	(1,731,977)	(1,852,947)	4,391,847	(377,221)	(1,258,385)	(2,036,183)

Total increase (decrease) in net assets	(1,886,766)	3,146,921	3,550,572	6,400,546	(2,573,948)	(587,248)
Net assets at beginning of period	21,463,917	18,316,996	30,902,772	24,502,226	13,494,713	14,081,961

Net assets at end of period	$19,577,151	$21,463,917	$34,453,344	$30,902,772	$10,920,765	$13,494,713

	2018	2017	2018	2017	2018	2017
Units, beginning of period	475,931	522,065	314,358	320,684	389,154	452,518
Units issued	33,715	25,240	88,393	67,984	8,970	10,274
Units redeemed	(68,681)	(71,374)	(46,780)	(74,310)	(44,904)	(73,638)

Units, end of period	440,965	475,931	355,971	314,358	353,220	389,154

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust Series I		Money-Market Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$253,400	$294,150	$391,743	$164,000	$1,300,319	$593,723
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	253,400	294,150	391,743	164,000	1,300,319	593,723

Realized gains (losses) on investments:
Capital gain distributions received	2,408,060	2,549,544	—	317	7	995
Net realized gain (loss)	(180,264)	100,322	—	—	—	—

Realized gains (losses)	2,227,796	2,649,866	—	317	7	995

Unrealized appreciation (depreciation) during the period	(5,701,023)	134,834	—	4	—	(1)

Net increase (decrease) in net assets from operations	(3,219,827)	3,078,850	391,743	164,321	1,300,326	594,717

Changes from principal transactions:
Purchase payments	2,326,258	2,180,222	1,898,273	2,535,316	111,789,766	112,105,444
Transfers between sub-accounts and the company	1,691,514	(1,073,093)	8,659,483	1,860,878	(100,274,112)	(122,509,868)
Transfers on general account policy loans	(217,597)	(210,066)	819,297	(1,608,540)	(827,156)	(1,491,163)
Withdrawals	(1,326,015)	(680,271)	(5,146,454)	(9,195,473)	4,825,586	(144,974)
Annual contract fee	(1,176,241)	(1,201,915)	(2,731,882)	(2,854,152)	(6,167,116)	(7,008,288)

Net increase (decrease) in net assets from principal transactions	1,297,919	(985,123)	3,498,717	(9,261,971)	9,346,968	(19,048,849)

Total increase (decrease) in net assets	(1,921,908)	2,093,727	3,890,460	(9,097,650)	10,647,294	(18,454,132)
Net assets at beginning of period	28,888,722	26,794,995	25,942,096	35,039,746	91,727,404	110,181,536

Net assets at end of period	$26,966,814	$28,888,722	$29,832,556	$25,942,096	$102,374,698	$91,727,404

	2018	2017	2018	2017	2018	2017
Units, beginning of period	541,810	560,117	1,045,888	1,420,598	9,104,460	11,007,435
Units issued	111,560	111,085	544,816	299,637	11,380,820	11,836,694
Units redeemed	(87,106)	(129,392)	(406,404)	(674,347)	(10,482,772)	(13,739,669)

Units, end of period	566,264	541,810	1,184,300	1,045,888	10,002,508	9,104,460

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$953,792	$1,210,118	$400,433	$139,509	$787,695	$296,050
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	953,792	1,210,118	400,433	139,509	787,695	296,050

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(103,093)	(136,636)	2,102,196	1,088,593	1,637,554	2,187,723

Realized gains (losses)	(103,093)	(136,636)	2,102,196	1,088,593	1,637,554	2,187,723

Unrealized appreciation (depreciation) during the period	(2,757,744)	2,205,012	(3,330,105)	389,056	(4,297,112)	702,524

Net increase (decrease) in net assets from operations	(1,907,045)	3,278,494	(827,476)	1,617,158	(1,871,863)	3,186,297

Changes from principal transactions:
Purchase payments	2,305,484	1,390,123	478,893	504,936	4,182,685	4,630,665
Transfers between sub-accounts and the company	4,750,265	4,492,748	(1,017,457)	(818,110)	(7,128,901)	(3,650,452)
Transfers on general account policy loans	29,266	42,712	(191,594)	(131,274)	(436,941)	(873,948)
Withdrawals	(1,650,541)	(985,939)	(1,834,858)	(1,060,844)	(1,694,279)	(1,177,105)
Annual contract fee	(1,100,922)	(964,472)	(1,102,665)	(1,208,989)	(1,927,448)	(2,154,332)

Net increase (decrease) in net assets from principal transactions	4,333,552	3,975,172	(3,667,681)	(2,714,281)	(7,004,884)	(3,225,172)

Total increase (decrease) in net assets	2,426,507	7,253,666	(4,495,157)	(1,097,123)	(8,876,747)	(38,875)
Net assets at beginning of period	30,167,421	22,913,755	26,663,685	27,760,808	53,030,200	53,069,075

Net assets at end of period	$32,593,928	$30,167,421	$22,168,528	$26,663,685	$44,153,453	$53,030,200

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,613,893	1,369,696	137,652	152,252	326,744	347,455
Units issued	409,869	404,328	1,495	2,111	40,786	42,882
Units redeemed	(172,294)	(160,131)	(20,594)	(16,711)	(85,830)	(63,593)

Units, end of period	1,851,468	1,613,893	118,553	137,652	281,700	326,744

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Select Bond Trust Series I
	2018	2017	2018	2017	2018 (a)	2017
Income:
Dividend distributions received	$—	$12,062	$—	$21,551	$87,797	$101,624
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	12,062	—	21,551	87,797	101,624

Realized gains (losses) on investments:
Capital gain distributions received	3,845,254	1,290,300	4,742,616	1,367,164	—	—
Net realized gain (loss)	814,185	620,579	761,746	330,787	(30,254)	(14,386)

Realized gains (losses)	4,659,439	1,910,879	5,504,362	1,697,951	(30,254)	(14,386)

Unrealized appreciation (depreciation) during the period	(4,461,297)	5,456,073	(5,931,820)	6,368,551	(79,024)	41,551

Net increase (decrease) in net assets from operations	198,142	7,379,014	(427,458)	8,088,053	(21,481)	128,789

Changes from principal transactions:
Purchase payments	454,926	496,022	2,253,766	1,893,093	93,036	89,415
Transfers between sub-accounts and the company	(1,978,300)	2,687,800	4,524,350	1,702,606	(157,980)	(5,598)
Transfers on general account policy loans	(282,963)	47,491	143,823	(140,119)	33,869	(136,424)
Withdrawals	(1,706,573)	(442,380)	(1,779,926)	(1,745,839)	(277,782)	(102,761)
Annual contract fee	(1,212,926)	(1,103,311)	(1,296,622)	(1,049,169)	(192,955)	(196,710)

Net increase (decrease) in net assets from principal transactions	(4,725,836)	1,685,622	3,845,391	660,572	(501,812)	(352,078)

Total increase (decrease) in net assets	(4,527,694)	9,064,636	3,417,933	8,748,625	(523,293)	(223,289)
Net assets at beginning of period	25,956,864	16,892,228	28,379,763	19,631,138	3,592,149	3,815,438

Net assets at end of period	$21,429,170	$25,956,864	$31,797,696	$28,379,763	$3,068,856	$3,592,149

	2018	2017	2018	2017	2018	2017
Units, beginning of period	469,232	430,963	646,311	631,328	300,657	331,065
Units issued	13,598	96,022	195,767	156,640	13,283	31,697
Units redeemed	(93,074)	(57,753)	(113,793)	(141,657)	(55,972)	(62,105)

Units, end of period	389,756	469,232	728,285	646,311	257,968	300,657

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series NAV		Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV
	2018 (b)	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$694,654	$667,692	$113,376	$87,888	$460,925	$263,149
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	694,654	667,692	113,376	87,888	460,925	263,149

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(146,679)	(42,738)	(145,026)	(49,727)	(188,622)	(139,399)

Realized gains (losses)	(146,679)	(42,738)	(145,026)	(49,727)	(188,622)	(139,399)

Unrealized appreciation (depreciation) during the period	(625,959)	202,776	71,887	(5,007)	(68,410)	(21,081)

Net increase (decrease) in net assets from operations	(77,984)	827,730	40,237	33,154	203,893	102,669

Changes from principal transactions:
Purchase payments	2,667,000	2,783,925	678,529	520,317	2,216,389	2,211,772
Transfers between sub-accounts and the company	231,294	1,558,917	(532,768)	785,544	1,153,260	1,431,600
Transfers on general account policy loans	(200,209)	(152,866)	41,871	20,782	(210,895)	742,328
Withdrawals	(796,251)	(644,326)	(361,953)	(162,583)	(385,090)	(931,441)
Annual contract fee	(1,053,386)	(1,050,458)	(793,236)	(769,075)	(725,891)	(683,217)

Net increase (decrease) in net assets from principal transactions	848,448	2,495,192	(967,557)	394,985	2,047,773	2,771,042

Total increase (decrease) in net assets	770,464	3,322,922	(927,320)	428,139	2,251,666	2,873,711
Net assets at beginning of period	23,318,542	19,995,620	6,242,260	5,814,121	19,499,311	16,625,600

Net assets at end of period	$24,089,006	$23,318,542	$5,314,940	$6,242,260	$21,750,977	$19,499,311

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,946,376	1,729,855	577,254	540,725	1,795,919	1,540,743
Units issued	347,420	869,989	75,586	106,879	460,575	480,308
Units redeemed	(275,383)	(653,468)	(165,412)	(70,350)	(270,837)	(225,132)

Units, end of period	2,018,413	1,946,376	487,428	577,254	1,985,657	1,795,919

(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$108,533	$47,444	$390,291	$162,527	$134,652	$133,563
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	108,533	47,444	390,291	162,527	134,652	133,563

Realized gains (losses) on investments:
Capital gain distributions received	697,416	430,257	2,290,478	1,285,761	6,363,188	2,085,818
Net realized gain (loss)	595,555	328,835	361,646	387,517	54,066	208,683

Realized gains (losses)	1,292,971	759,092	2,652,124	1,673,278	6,417,254	2,294,501

Unrealized appreciation (depreciation) during the period	(2,619,553)	634,257	(7,677,539)	2,548,501	(10,564,221)	1,040,266

Net increase (decrease) in net assets from operations	(1,218,049)	1,440,793	(4,635,124)	4,384,306	(4,012,315)	3,468,330

Changes from principal transactions:
Purchase payments	177,426	212,875	3,132,346	2,565,370	831,079	888,208
Transfers between sub-accounts and the company	358,979	487,890	1,219,618	1,772,417	(1,272,729)	(1,463,893)
Transfers on general account policy loans	(77,895)	(39,654)	(162,658)	(267,888)	15,295	(75,999)
Withdrawals	(750,380)	(318,847)	(441,623)	(495,069)	(1,933,630)	(1,592,760)
Annual contract fee	(376,742)	(362,450)	(1,305,245)	(1,160,432)	(1,601,535)	(1,655,066)

Net increase (decrease) in net assets from principal transactions	(668,612)	(20,186)	2,442,438	2,414,398	(3,961,520)	(3,899,510)

Total increase (decrease) in net assets	(1,886,661)	1,420,607	(2,192,686)	6,798,704	(7,973,835)	(431,180)
Net assets at beginning of period	11,035,041	9,614,434	35,451,777	28,653,073	33,642,716	34,073,896

Net assets at end of period	$9,148,380	$11,035,041	$33,259,091	$35,451,777	$25,668,881	$33,642,716

	2018	2017	2018	2017	2018	2017
Units, beginning of period	256,946	256,073	1,033,625	955,927	677,464	762,127
Units issued	42,686	51,645	217,206	195,297	7,688	6,388
Units redeemed	(59,142)	(50,772)	(157,545)	(117,599)	(85,198)	(91,051)

Units, end of period	240,490	256,946	1,093,286	1,033,625	599,954	677,464

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series NAV		Small Cap Stock Trust Series I		Small Cap Stock Trust Series NAV
	2018	2017	2018 (c)	2017	2018 (d)	2017
Income:
Dividend distributions received	$86,549	$83,777	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	86,549	83,777	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	3,676,110	1,181,403	259,278	—	1,545,541	—
Net realized gain (loss)	516,567	239,891	40,570	(153,619)	(137,431)	(400,173)

Realized gains (losses)	4,192,677	1,421,294	299,848	(153,619)	1,408,110	(400,173)

Unrealized appreciation (depreciation) during the period	(6,729,205)	459,172	(567,365)	679,524	(2,847,174)	5,035,326

Net increase (decrease) in net assets from operations	(2,449,979)	1,964,243	(267,517)	525,905	(1,439,064)	4,635,153

Changes from principal transactions:
Purchase payments	1,156,735	1,368,507	67,584	67,047	1,709,188	1,956,069
Transfers between sub-accounts and the company	891,959	421,479	140,767	(217,570)	(548,070)	1,297,485
Transfers on general account policy loans	(288,509)	(250,954)	(41,704)	13,563	(244,979)	(147,555)
Withdrawals	(2,673,748)	(729,603)	(217,466)	(64,896)	(1,028,615)	(968,412)
Annual contract fee	(588,659)	(607,824)	(117,855)	(93,668)	(952,937)	(794,589)

Net increase (decrease) in net assets from principal transactions	(1,502,222)	201,605	(168,674)	(295,524)	(1,065,413)	1,342,998

Total increase (decrease) in net assets	(3,952,201)	2,165,848	(436,191)	230,381	(2,504,477)	5,978,151
Net assets at beginning of period	19,736,292	17,570,444	2,426,006	2,195,625	23,253,736	17,275,585

Net assets at end of period	$15,784,091	$19,736,292	$1,989,815	$2,426,006	$20,749,259	$23,253,736

	2018	2017	2018	2017	2018	2017
Units, beginning of period	805,619	797,432	74,446	85,208	600,234	564,985
Units issued	182,399	129,096	61,327	7,605	112,554	127,148
Units redeemed	(240,527)	(120,909)	(71,369)	(18,367)	(147,676)	(91,899)

Units, end of period	747,491	805,619	64,404	74,446	565,112	600,234

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series NAV		Small Company Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$23,053	$36,572	$265,642	$349,428	$51,777	$32,520
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	23,053	36,572	265,642	349,428	51,777	32,520

Realized gains (losses) on investments:
Capital gain distributions received	417,886	286,645	4,411,430	2,663,046	1,220,849	1,981,287
Net realized gain (loss)	(54,034)	(183,665)	(1,132,245)	(356,060)	390,535	1,977,208

Realized gains (losses)	363,852	102,980	3,279,185	2,306,986	1,611,384	3,958,495

Unrealized appreciation (depreciation) during the period	(795,790)	(36,368)	(7,935,002)	(1,312,732)	(3,330,345)	(2,503,640)

Net increase (decrease) in net assets from operations	(408,885)	103,184	(4,390,175)	1,343,682	(1,667,184)	1,487,375

Changes from principal transactions:
Purchase payments	94,711	85,807	2,984,241	2,821,232	305,623	320,180
Transfers between sub-accounts and the company	(434,661)	(1,171,057)	(668,410)	513,400	(386,649)	(2,461,864)
Transfers on general account policy loans	(6,303)	(25,668)	150,691	(75,403)	(24,309)	(16,068)
Withdrawals	(88,972)	(339,799)	(2,005,771)	(1,124,072)	(538,506)	(590,203)
Annual contract fee	(125,060)	(135,218)	(1,489,106)	(1,459,767)	(620,827)	(638,845)

Net increase (decrease) in net assets from principal transactions	(560,285)	(1,585,935)	(1,028,355)	675,390	(1,264,668)	(3,386,800)

Total increase (decrease) in net assets	(969,170)	(1,482,751)	(5,418,530)	2,019,072	(2,931,852)	(1,899,425)
Net assets at beginning of period	3,783,091	5,265,842	36,028,993	34,009,921	14,425,426	16,324,851

Net assets at end of period	$2,813,921	$3,783,091	$30,610,463	$36,028,993	$11,493,574	$14,425,426

	2018	2017	2018	2017	2018	2017
Units, beginning of period	122,561	176,951	414,415	406,007	302,283	381,367
Units issued	7,395	66,599	52,335	71,606	4,548	18,374
Units redeemed	(25,768)	(120,989)	(64,603)	(63,198)	(30,172)	(97,458)

Units, end of period	104,188	122,561	402,147	414,415	276,659	302,283

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$116,157	$61,917	$307,618	$288,139	$1,348,809	$996,231
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	116,157	61,917	307,618	288,139	1,348,809	996,231

Realized gains (losses) on investments:
Capital gain distributions received	2,414,128	3,659,071	—	—	—	—
Net realized gain (loss)	39,705	594,046	47,963	22,271	(89,927)	64,095

Realized gains (losses)	2,453,833	4,253,117	47,963	22,271	(89,927)	64,095

Unrealized appreciation (depreciation) during the period	(6,466,772)	(1,481,944)	(774,523)	172,536	(2,978,005)	552,617

Net increase (decrease) in net assets from operations	(3,896,782)	2,833,090	(418,942)	482,946	(1,719,123)	1,612,943

Changes from principal transactions:
Purchase payments	2,213,351	2,082,883	446,544	345,275	3,414,477	2,295,984
Transfers between sub-accounts and the company	2,195,675	(46,569)	(283,529)	903,451	2,129,660	3,715,983
Transfers on general account policy loans	(368,976)	(236,393)	(48,383)	(1,739)	(427,945)	(188,301)
Withdrawals	(1,216,101)	(556,773)	(469,745)	(285,220)	(1,177,393)	(1,028,137)
Annual contract fee	(876,970)	(855,071)	(710,235)	(736,128)	(1,297,204)	(1,232,163)

Net increase (decrease) in net assets from principal transactions	1,946,979	388,077	(1,065,348)	225,639	2,641,595	3,563,366

Total increase (decrease) in net assets	(1,949,803)	3,221,167	(1,484,290)	708,585	922,472	5,176,309
Net assets at beginning of period	27,310,702	24,089,535	9,153,904	8,445,319	32,034,980	26,858,671

Net assets at end of period	$25,360,899	$27,310,702	$7,669,614	$9,153,904	$32,957,452	$32,034,980

	2018	2017	2018	2017	2018	2017
Units, beginning of period	858,040	844,484	315,509	307,359	1,486,353	1,316,714
Units issued	160,057	114,297	19,779	41,600	356,155	333,559
Units redeemed	(102,957)	(100,741)	(56,926)	(33,450)	(232,896)	(163,920)

Units, end of period	915,140	858,040	278,362	315,509	1,609,612	1,486,353

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$717,234	$672,614	$185,301	$205,150	$787,969	$779,504
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	717,234	672,614	185,301	205,150	787,969	779,504

Realized gains (losses) on investments:
Capital gain distributions received	—	—	507,428	311,243	2,023,647	1,129,078
Net realized gain (loss)	(133,816)	(38,163)	645,258	905,343	2,330,574	1,911,433

Realized gains (losses)	(133,816)	(38,163)	1,152,686	1,216,586	4,354,221	3,040,511

Unrealized appreciation (depreciation) during the period	(610,533)	76,041	(2,137,201)	953,700	(8,673,284)	5,897,313

Net increase (decrease) in net assets from operations	(27,115)	710,492	(799,214)	2,375,436	(3,531,094)	9,717,328

Changes from principal transactions:
Purchase payments	2,303,755	2,366,759	379,688	356,183	4,740,183	3,579,295
Transfers between sub-accounts and the company	1,712,679	4,005,701	92,921	8,514,391	(1,469,417)	11,508,825
Transfers on general account policy loans	(39,027)	(151,252)	78,020	163,918	(173,362)	(248,474)
Withdrawals	(518,147)	(1,107,093)	(1,003,793)	(1,026,249)	(978,010)	(453,757)
Annual contract fee	(998,167)	(944,488)	(964,549)	(845,721)	(1,993,155)	(1,700,975)

Net increase (decrease) in net assets from principal transactions	2,461,093	4,169,627	(1,417,713)	7,162,522	126,239	12,684,914

Total increase (decrease) in net assets	2,433,978	4,880,119	(2,216,927)	9,537,958	(3,404,855)	22,402,242
Net assets at beginning of period	24,385,229	19,505,110	16,220,870	6,682,912	61,254,316	38,852,074

Net assets at end of period	$26,819,207	$24,385,229	$14,003,943	$16,220,870	$57,849,461	$61,254,316

	2018	2017	2018	2017	2018	2017
Units, beginning of period	972,096	803,505	503,102	249,913	569,712	435,985
Units issued	190,244	262,486	14,880	324,072	72,798	201,435
Units redeemed	(90,588)	(93,895)	(57,379)	(70,883)	(72,201)	(67,708)

Units, end of period	1,071,752	972,096	460,603	503,102	570,309	569,712

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$24,988	$19,598	$104,775	$84,272	$124,044	$95,083
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	24,988	19,598	104,775	84,272	124,044	95,083

Realized gains (losses) on investments:
Capital gain distributions received	(1)	—	—	—	—	—
Net realized gain (loss)	(24,373)	(4,231)	(25,629)	(27,845)	19,461	(17,028)

Realized gains (losses)	(24,374)	(4,231)	(25,629)	(27,845)	19,461	(17,028)

Unrealized appreciation (depreciation) during the period	21,619	(7,512)	4,813	(26,939)	(112,875)	464,540

Net increase (decrease) in net assets from operations	22,233	7,855	83,959	29,488	30,630	542,595

Changes from principal transactions:
Purchase payments	67,223	100,127	443,786	660,667	101,899	74,720
Transfers between sub-accounts and the company	211,782	556,989	2,065,233	2,080,254	(189,726)	131,918
Transfers on general account policy loans	(352,695)	—	(30,579)	(1,129,162)	(53,153)	2,417
Withdrawals	(310,775)	355	(772,078)	(105,448)	(44,587)	(108,908)
Annual contract fee	(122,970)	(84,782)	(263,032)	(253,396)	(166,822)	(166,757)

Net increase (decrease) in net assets from principal transactions	(507,435)	572,689	1,443,330	1,252,915	(352,389)	(66,610)

Total increase (decrease) in net assets	(485,202)	580,544	1,527,289	1,282,403	(321,759)	475,985
Net assets at beginning of period	1,797,598	1,217,054	5,199,385	3,916,982	3,968,145	3,492,160

Net assets at end of period	$1,312,396	$1,797,598	$6,726,674	$5,199,385	$3,646,386	$3,968,145

	2018	2017	2018	2017	2018	2017
Units, beginning of period	176,845	120,520	509,691	386,353	97,621	98,578
Units issued	67,011	70,607	272,374	366,374	2,325	51,667
Units redeemed	(116,525)	(14,282)	(132,606)	(243,036)	(11,026)	(52,624)

Units, end of period	127,331	176,845	649,459	509,691	88,920	97,621

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series NAV
	2018	2017
Income:
Dividend distributions received	$551,880	$414,420
Expenses:
Mortality and expense risk and administrative charges	—	—

Net investment income (loss)	551,880	414,420

Realized gains (losses) on investments:
Capital gain distributions received	—	—
Net realized gain (loss)	(66,927)	(282,723)

Realized gains (losses)	(66,927)	(282,723)

Unrealized appreciation (depreciation) during the period	(351,342)	2,148,448

Net increase (decrease) in net assets from operations	133,611	2,280,145

Changes from principal transactions:
Purchase payments	1,383,871	1,569,008
Transfers between sub-accounts and the company	(560,521)	(614,520)
Transfers on general account policy loans	(231,033)	(261,400)
Withdrawals	(1,175,099)	(493,272)
Annual contract fee	(716,030)	(748,379)

Net increase (decrease) in net assets from principal transactions	(1,298,812)	(548,563)

Total increase (decrease) in net assets	(1,165,201)	1,731,582
Net assets at beginning of period	17,121,845	15,390,263

Net assets at end of period	$15,956,644	$17,121,845

	2018	2017
Units, beginning of period	525,609	542,473
Units issued	84,656	90,009
Units redeemed	(124,964)	(106,873)

Units, end of period	485,301	525,609

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The Account consists of 95 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Bond Trust Series I	Select Bond Trust Series I	04/30/2018
Bond Trust Series NAV	Select Bond Trust Series NAV	04/30/2018
Small Cap Growth Trust Series I	Small Cap Stock Trust Series I	04/30/2018
Small Cap Growth Trust Series NAV	Small Cap Stock Trust Series NAV	04/30/2018

Funds transferred in 2018 are as follows:

Transferred from	Transferred to	Effective Date
Alpha Opportunities Trust Series I	Mid Cap Stock Trust Series I	04/27/2018
Alpha Opportunities Trust Series NAV	Mid Cap Stock Trust Series NAV	04/27/2018

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2018, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2018. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$4,421,146,641	—	—	4,421,146,641
NonAffiliated	$81,935,416	—	—	81,935,416

Total	$4,503,082,057	—	—	4,503,082,057

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2018 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series NAV	$51,922,912	$40,564,700
Active Bond Trust Series I	1,797,291	969,089
Active Bond Trust Series NAV	9,641,600	9,555,239
Alpha Opportunities Trust Series I (a)	52,923	464,750
Alpha Opportunities Trust Series NAV (b)	597,871	3,739,254
American Asset Allocation Trust Series I	35,750,994	11,254,855
American Global Growth Trust Series I	4,844,133	4,381,857
American Growth Trust Series I	25,857,379	15,355,537
American Growth-Income Trust Series I	28,432,979	24,964,580
American International Trust Series I	18,291,211	10,091,038
Blue Chip Growth Trust Series I	8,117,550	7,988,389
Blue Chip Growth Trust Series NAV	29,094,548	12,974,204
Capital Appreciation Trust Series I	8,777,449	6,070,436
Capital Appreciation Trust Series NAV	14,157,877	6,556,885
Capital Appreciation Value Trust Series I	523,448	667,370
Capital Appreciation Value Trust Series NAV	17,135,145	11,109,197
Core Bond Trust Series I	862,891	2,279,751
Core Bond Trust Series NAV	13,506,195	17,552,188
Emerging Markets Value Trust Series I	1,466,358	1,684,838
Emerging Markets Value Trust Series NAV	15,491,765	7,896,113
Equity Income Trust Series I	6,214,270	6,891,346
Equity Income Trust Series NAV	19,419,662	9,415,766
Financial Industries Trust Series I	358,651	804,392
Financial Industries Trust Series NAV	3,152,085	3,166,538
Fundamental All Cap Core Trust Series I	284,939	338,770
Fundamental All Cap Core Trust Series NAV	8,484,861	3,347,333
Fundamental Large Cap Value Trust Series I	1,086,513	4,304,209
Fundamental Large Cap Value Trust Series NAV	11,897,627	6,919,237
Global Bond Trust Series I	513,069	577,992
Global Bond Trust Series NAV	13,776,342	4,634,779
Global Trust Series I	530,020	1,488,423
Global Trust Series NAV	4,225,170	4,465,145
Health Sciences Trust Series I	3,865,644	4,918,703
Health Sciences Trust Series NAV	13,047,427	6,185,419
High Yield Trust Series I	1,822,345	2,975,352
High Yield Trust Series NAV	10,611,042	8,819,654
International Equity Index Series I	2,744,487	4,072,606
International Equity Index Series NAV	22,888,575	8,179,964
International Growth Stock Trust Series I	778,397	828,502
International Growth Stock Trust Series NAV	4,889,412	4,446,063
International Small Company Trust Series I	451,311	2,964,674
International Small Company Trust Series NAV	6,937,088	3,933,333
International Value Trust Series I	1,651,234	3,297,018
International Value Trust Series NAV	7,494,408	5,099,338
Investment Quality Bond Trust Series I	876,757	1,341,953
Investment Quality Bond Trust Series NAV	4,719,047	2,975,249
Lifestyle Aggressive Portfolio Series NAV	8,010,755	2,387,819
Lifestyle Balanced Portfolio Series NAV	17,340,439	3,926,173
Lifestyle Conservative Portfolio Series NAV	1,089,478	237,847

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Lifestyle Growth Portfolio Series I	$58,907	$423,591
Lifestyle Growth Portfolio Series NAV	44,007,255	18,570,419
Lifestyle Moderate Portfolio Series NAV	5,703,743	1,497,315
M Capital Appreciation	5,112,486	2,710,112
M International Equity	1,596,721	5,983,745
M Large Cap Growth	4,414,191	1,984,669
M Large Cap Value	3,444,163	1,840,206
Managed Volatility Aggressive Portfolio Series I	1,619,450	1,032,658
Managed Volatility Aggressive Portfolio Series NAV	30,377,856	15,412,797
Managed Volatility Balanced Portfolio Series I	6,938,849	8,747,172
Managed Volatility Balanced Portfolio Series NAV	61,839,139	31,734,238
Managed Volatility Conservative Portfolio Series I	467,800	675,036
Managed Volatility Conservative Portfolio Series NAV	5,136,864	4,718,204
Managed Volatility Growth Portfolio Series I	9,295,221	5,566,424
Managed Volatility Growth Portfolio Series NAV	102,941,436	53,988,238
Managed Volatility Moderate Portfolio Series I	1,317,694	1,322,747
Managed Volatility Moderate Portfolio Series NAV	16,042,151	16,703,431
Mid Cap Index Trust Series I	2,813,895	3,203,283
Mid Cap Index Trust Series NAV	15,347,245	9,373,279
Mid Cap Stock Trust Series I	4,104,314	3,365,458
Mid Cap Stock Trust Series NAV	13,451,055	4,997,865
Mid Value Trust Series I	1,438,668	1,574,265
Mid Value Trust Series NAV	8,630,356	4,670,977
Money Market Trust Series I	14,036,325	10,145,864
Money-Market Trust Series NAV	116,872,295	106,225,002
PIMCO All Asset	8,436,087	3,148,740
Real Estate Securities Trust Series I	685,751	3,952,997
Real Estate Securities Trust Series NAV	7,250,887	13,468,074
Science & Technology Trust Series I	4,657,173	5,537,756
Science & Technology Trust Series NAV	14,070,947	5,482,941
Select Bond Trust Series I	243,753	657,767
Select Bond Trust Series NAV	4,794,868	3,251,765
Short Term Government Income Trust Series I	925,162	1,779,343
Short Term Government Income Trust Series NAV	5,438,300	2,929,599
Small Cap Index Trust Series I	2,747,320	2,609,983
Small Cap Index Trust Series NAV	10,377,497	5,254,291
Small Cap Opportunities Trust Series I	6,892,634	4,356,316
Small Cap Opportunities Trust Series NAV	8,448,591	6,188,154
Small Cap Stock Trust Series I	2,458,317	2,367,712
Small Cap Stock Trust Series NAV	6,356,624	5,876,497
Small Cap Value Trust Series I	681,318	800,663
Small Cap Value Trust Series NAV	9,253,370	5,604,653
Small Company Value Trust Series I	1,474,544	1,466,585
Small Company Value Trust Series NAV	7,763,473	3,286,207
Strategic Income Opportunities Trust Series I	870,145	1,627,875
Strategic Income Opportunities Trust Series NAV	8,897,872	4,907,468
Total Bond Market Series Trust NAV	5,408,962	2,230,633
Total Stock Market Index Trust Series I	1,198,670	1,923,654
Total Stock Market Index Trust Series NAV	10,913,395	7,975,537
Ultra Short Term Bond Trust Series I	707,499	1,189,945
Ultra Short Term Bond Trust Series NAV	2,907,779	1,359,670
Utilities Trust Series I	220,183	448,530

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Utilities Trust Series NAV	$3,348,971	$4,095,900

(a)

Terminated as an investment option and funds transferred to Mid Cap Stock Trust Series I on April 27, 2018. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(b)

Terminated as an investment option and funds transferred to Mid Cap Stock Trust Series NAV on April 27, 2018. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
500 Index Fund Series NAV (*)	2018	6,704	$55.90 to $ 34.95	$333,002	0.00 % to 0.00%	1.40%	-4.64 % to -4.65%
	2017	6,784	58.62 to 36.65	348,722	0.00 to 0.00	1.83	21.54 to 9.98
	2016	6,586	48.23 to 30.16	273,254	0.00 to 0.00	1.96	11.64 to 11.64
	2015	5,508	43.20 to 27.01	203,858	0.00 to 0.00	1.77	1.15 to 1.15
	2014	5,455	42.71 to 26.70	195,957	0.00 to 0.00	1.69	13.43 to 9.85

Active Bond Trust Series I (*)	2018	297	23.74 to 23.74	7,043	0.00 to 0.00	3.36	-0.60 to -0.60
	2017	271	23.89 to 23.89	6,472	0.00 to 0.00	3.44	4.84 to 4.84
	2016	329	22.78 to 22.78	7,491	0.00 to 0.00	3.82	4.34 to 4.34
	2015	306	21.84 to 21.84	6,687	0.00 to 0.00	5.11	0.17 to 0.17
	2014	318	21.80 to 21.80	6,927	0.00 to 0.00	3.64	6.82 to 6.82

Active Bond Trust Series NAV (*)	2018	329	77.56 to 77.56	25,502	0.00 to 0.00	3.23	-0.55 to -0.55
	2017	339	77.99 to 77.99	26,438	0.00 to 0.00	3.66	4.89 to 1.36
	2016	301	74.36 to 74.36	22,366	0.00 to 0.00	3.88	4.50 to 4.50
	2015	267	71.15 to 71.15	19,029	0.00 to 0.00	5.46	0.12 to 0.12
	2014	209	71.07 to 71.07	14,876	0.00 to 0.00	4.16	6.97 to 2.79

American Asset Allocation Trust Series I (*)	2018	6,966	18.46 to 18.46	128,553	0.00 to 0.00	1.68	-4.91 to -4.91
	2017	6,625	19.41 to 19.41	128,577	0.00 to 0.00	1.29	15.79 to 6.32
	2016	6,029	16.76 to 16.76	101,053	0.00 to 0.00	1.40	8.99 to 8.99
	2015	5,264	15.38 to 15.38	80,949	0.00 to 0.00	2.25	1.06 to 1.06
	2014	4,830	15.22 to 15.22	73,501	0.00 to 0.00	1.78	5.05 to 3.82

American Global Growth Trust Series I (*)	2018	694	18.63 to 18.63	12,930	0.00 to 0.00	0.66	-9.37 to -9.37
	2017	721	20.55 to 20.55	14,814	0.00 to 0.00	0.28	30.92 to 9.48
	2016	588	15.70 to 15.70	9,238	0.00 to 0.00	1.06	0.29 to 0.29
	2015	534	15.66 to 15.66	8,354	0.00 to 0.00	1.90	6.64 to 6.64
	2014	365	14.68 to 14.68	5,353	0.00 to 0.00	0.94	3.55 to 1.97

American Growth Trust Series I (*)	2018	2,307	47.01 to 31.23	78,465	0.00 to 0.00	0.38	-0.66 to -0.66
	2017	2,412	47.32 to 31.43	83,786	0.00 to 0.00	0.37	27.87 to 10.07
	2016	2,457	37.01 to 24.58	66,671	0.00 to 0.00	0.40	9.08 to 9.07
	2015	2,485	33.93 to 22.54	62,274	0.00 to 0.00	0.24	6.44 to 6.44
	2014	2,634	31.88 to 21.17	62,573	0.00 to 0.00	0.84	8.14 to 7.90

American Growth-Income Trust Series I (*)	2018	3,246	39.97 to 26.78	100,732	0.00 to 0.00	1.38	-2.18 to -2.18
	2017	3,585	40.87 to 27.38	113,859	0.00 to 0.00	1.10	22.03 to 10.24
	2016	3,612	33.49 to 22.44	94,504	0.00 to 0.00	1.67	11.10 to 11.10
	2015	3,602	30.14 to 20.19	86,236	0.00 to 0.00	1.34	1.11 to 1.11
	2014	3,706	29.81 to 19.97	88,902	0.00 to 0.00	0.92	10.25 to 7.27

American International Trust Series I (*)	2018	2,328	35.98 to 20.44	51,790	0.00 to 0.00	2.82	-13.46 to -13.46
	2017	2,135	41.58 to 23.62	55,579	0.00 to 0.00	0.95	31.65 to 10.60
	2016	2,058	31.58 to 17.94	41,108	0.00 to 0.00	1.03	3.12 to 3.12
	2015	2,038	30.63 to 17.40	39,918	0.00 to 0.00	1.13	-4.82 to -4.82
	2014	1,879	32.18 to 18.28	39,770	0.00 to 0.00	1.00	-3.05 to -4.20

Blue Chip Growth Trust Series I (*)	2018	488	78.14 to 78.14	38,127	0.00 to 0.00	0.02	1.97 to 1.97
	2017	556	76.63 to 76.63	42,578	0.00 to 0.00	0.07	36.28 to 36.28
	2016	616	56.23 to 56.23	34,610	0.00 to 0.00	0.01	0.81 to 0.81
	2015	714	55.78 to 55.78	39,843	0.00 to 0.00	0.00	11.06 to 11.06
	2014	769	50.22 to 50.22	38,599	0.00 to 0.00	0.00	9.07 to 9.07

Blue Chip Growth Trust Series NAV (*)	2018	478	190.64 to 190.64	91,092	0.00 to 0.00	0.06	2.03 to 2.03
	2017	464	186.84 to 186.84	86,650	0.00 to 0.00	0.12	36.34 to 13.00
	2016	457	137.04 to 137.04	62,639	0.00 to 0.00	0.05	0.85 to 0.85
	2015	414	135.88 to 135.88	56,255	0.00 to 0.00	0.00	11.13 to 11.13
	2014	347	122.28 to 122.28	42,434	0.00 to 0.00	0.00	11.16 to 9.11

Capital Appreciation Trust Series I (*)	2018	721	37.00 to 37.00	26,690	0.00 to 0.00	0.27	-0.80 to -0.80
	2017	791	37.30 to 37.30	29,496	0.00 to 0.00	0.06	36.53 to 36.53
	2016	863	27.32 to 27.32	23,584	0.00 to 0.00	0.00	-1.08 to -1.08
	2015	1,005	27.61 to 27.61	27,741	0.00 to 0.00	0.00	11.45 to 11.45
	2014	1,106	24.78 to 24.78	27,404	0.00 to 0.00	0.05	9.65 to 9.65

Capital Appreciation Trust Series NAV (*)	2018	900	36.38 to 36.38	32,748	0.00 to 0.00	0.36	-0.72 to -0.72
	2017	877	36.64 to 36.64	32,135	0.00 to 0.00	0.11	36.51 to 14.35
	2016	812	26.84 to 26.84	21,802	0.00 to 0.00	0.01	-1.00 to -1.00
	2015	803	27.11 to 27.11	21,769	0.00 to 0.00	0.02	11.47 to 11.47
	2014	834	24.32 to 24.32	20,287	0.00 to 0.00	0.09	11.81 to 9.68

Capital Appreciation Value Trust Series I (*)	2018	108	23.01 to 23.01	2,491	0.00 to 0.00	2.14	0.39 to 0.39
	2017	125	22.92 to 22.92	2,863	0.00 to 0.00	1.48	15.14 to 15.14
	2016	132	19.90 to 19.90	2,620	0.00 to 0.00	1.61	8.12 to 8.12
	2015	54	18.41 to 18.41	988	0.00 to 0.00	1.27	5.28 to 5.28
	2014	63	17.48 to 17.48	1,096	0.00 to 0.00	1.30	12.22 to 12.22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Capital Appreciation Value Trust Series NAV (*)	2018	3,058	$23.09 to $ 23.09	$70,629	0.00 % to 0.00%	2.26%	0.45 % to 0.45%
	2017	3,101	22.99 to 22.99	71,301	0.00 to 0.00	1.57	15.13 to 4.72
	2016	2,711	19.97 to 19.97	54,138	0.00 to 0.00	1.58	8.19 to 8.19
	2015	1,782	18.46 to 18.46	32,897	0.00 to 0.00	1.30	5.27 to 5.27
	2014	1,340	17.54 to 17.54	23,505	0.00 to 0.00	1.61	12.38 to 7.58

Core Bond Trust Series I (*)	2018	719	21.45 to 21.45	15,421	0.00 to 0.00	2.39	-0.59 to -0.59
	2017	804	21.58 to 21.58	17,353	0.00 to 0.00	2.11	3.40 to 3.40
	2016	857	20.87 to 20.87	17,879	0.00 to 0.00	1.93	2.74 to 2.74
	2015	960	20.31 to 20.31	19,495	0.00 to 0.00	2.31	0.31 to 0.31
	2014	66	20.25 to 20.25	1,334	0.00 to 0.00	3.07	5.93 to 5.93

Core Bond Trust Series NAV (*)	2018	3,545	17.25 to 17.25	61,160	0.00 to 0.00	2.54	-0.54 to -0.54
	2017	3,874	17.35 to 17.35	67,203	0.00 to 0.00	2.24	3.47 to 0.84
	2016	3,635	16.76 to 16.76	60,928	0.00 to 0.00	2.10	2.73 to 2.73
	2015	3,255	16.32 to 16.32	53,124	0.00 to 0.00	2.28	0.36 to 0.36
	2014	397	16.26 to 16.26	6,459	0.00 to 0.00	3.62	6.01 to 2.87

Emerging Markets Value Trust Series I (*)	2018	328	15.44 to 15.44	5,070	0.00 to 0.00	2.56	-13.59 to -13.59
	2017	348	17.87 to 17.87	6,225	0.00 to 0.00	2.15	32.69 to 32.69
	2016	202	13.47 to 13.47	2,721	0.00 to 0.00	2.16	18.00 to 18.00
	2015	189	11.41 to 11.41	2,155	0.00 to 0.00	2.03	-19.07 to -19.07
	2014	198	14.10 to 14.10	2,786	0.00 to 0.00	1.86	-5.50 to -5.50

Emerging Markets Value Trust Series NAV (*)	2018	4,738	12.43 to 12.43	58,883	0.00 to 0.00	2.72	-13.48 to -13.48
	2017	4,325	14.36 to 14.36	62,118	0.00 to 0.00	2.07	32.67 to 13.66
	2016	2,747	10.83 to 10.83	29,733	0.00 to 0.00	2.26	18.09 to 18.09
	2015	2,481	9.17 to 9.17	22,747	0.00 to 0.00	2.19	-19.05 to -19.05
	2014	2,052	11.32 to 11.32	23,237	0.00 to 0.00	2.00	-5.37 to -7.51

Equity Income Trust Series I (*)	2018	628	53.61 to 53.61	33,645	0.00 to 0.00	1.81	-9.58 to -9.58
	2017	733	59.29 to 59.29	43,432	0.00 to 0.00	2.26	16.29 to 16.29
	2016	794	50.99 to 50.99	40,460	0.00 to 0.00	2.21	19.13 to 19.13
	2015	892	42.80 to 42.80	38,190	0.00 to 0.00	1.89	-6.75 to -6.75
	2014	990	45.90 to 45.90	45,429	0.00 to 0.00	1.82	7.47 to 7.47

Equity Income Trust Series NAV (*)	2018	1,257	53.66 to 53.66	67,422	0.00 to 0.00	1.93	-9.52 to -9.52
	2017	1,270	59.30 to 59.30	75,291	0.00 to 0.00	2.32	16.28 to 9.05
	2016	1,360	51.00 to 51.00	69,339	0.00 to 0.00	2.35	19.18 to 19.18
	2015	1,416	42.79 to 42.79	60,573	0.00 to 0.00	1.99	-6.66 to -6.66
	2014	1,475	45.85 to 45.85	67,616	0.00 to 0.00	1.93	7.55 to 4.38

Financial Industries Trust Series I (*)	2018	88	27.10 to 27.10	2,373	0.00 to 0.00	1.07	-14.49 to -14.49
	2017	108	31.69 to 31.69	3,411	0.00 to 0.00	1.12	15.29 to 15.29
	2016	163	27.49 to 27.49	4,468	0.00 to 0.00	1.40	19.37 to 19.37
	2015	115	23.03 to 23.03	2,647	0.00 to 0.00	0.99	-2.65 to -2.65
	2014	119	23.65 to 23.65	2,807	0.00 to 0.00	0.73	8.65 to 8.65

Financial Industries Trust Series NAV (*)	2018	287	32.70 to 32.70	9,396	0.00 to 0.00	1.17	-14.38 to -14.38
	2017	312	38.19 to 38.19	11,918	0.00 to 0.00	1.31	15.29 to 9.22
	2016	300	33.13 to 33.13	9,927	0.00 to 0.00	1.56	19.47 to 19.47
	2015	275	27.73 to 27.73	7,636	0.00 to 0.00	1.15	-2.58 to -2.58
	2014	218	28.46 to 28.46	6,196	0.00 to 0.00	0.80	8.64 to 6.56

Fundamental All Cap Core Trust Series I (*)	2018	22	45.57 to 45.57	1,023	0.00 to 0.00	0.41	-13.16 to -13.16
	2017	27	52.48 to 52.48	1,407	0.00 to 0.00	0.75	27.70 to 27.70
	2016	26	41.10 to 41.10	1,085	0.00 to 0.00	0.59	8.34 to 8.34
	2015	27	37.93 to 37.93	1,011	0.00 to 0.00	0.00	4.01 to 4.01
	2014	25	36.47 to 36.47	896	0.00 to 0.00	0.33	9.75 to 9.75

Fundamental All Cap Core Trust Series NAV (*)	2018	694	27.11 to 27.11	18,813	0.00 to 0.00	0.49	-13.16 to -13.16
	2017	618	31.22 to 31.22	19,288	0.00 to 0.00	0.81	27.77 to 14.16
	2016	599	24.44 to 24.44	14,635	0.00 to 0.00	0.70	8.40 to 8.40
	2015	583	22.55 to 22.55	13,149	0.00 to 0.00	0.00	4.09 to 4.09
	2014	561	21.66 to 21.66	12,145	0.00 to 0.00	0.46	11.86 to 9.81

Fundamental Large Cap Value Trust Series I (*)	2018	919	30.10 to 30.10	27,663	0.00 to 0.00	1.08	-17.03 to -17.03
	2017	1,021	36.28 to 36.28	37,050	0.00 to 0.00	1.60	17.43 to 17.43
	2016	1,166	30.90 to 30.90	36,042	0.00 to 0.00	2.24	10.17 to 10.17
	2015	1,291	28.05 to 28.05	36,204	0.00 to 0.00	0.99	-1.11 to -1.11
	2014	1,394	28.36 to 28.36	39,538	0.00 to 0.00	1.95	10.61 to 10.61

Fundamental Large Cap Value Trust Series NAV (*)	2018	2,045	21.23 to 21.23	43,431	0.00 to 0.00	1.22	-17.03 to -17.03
	2017	1,874	25.59 to 25.59	47,967	0.00 to 0.00	1.72	17.54 to 9.65
	2016	1,861	21.77 to 21.77	40,527	0.00 to 0.00	2.31	10.21 to 10.21
	2015	1,887	19.75 to 19.75	37,270	0.00 to 0.00	1.11	-1.06 to -1.06
	2014	1,692	19.96 to 19.96	33,776	0.00 to 0.00	1.11	10.66 to 7.82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Global Bond Trust Series I (*)	2018	142	$32.57 to $ 32.57	$4,624	0.00 % to 0.00%	2.67%	-1.90 % to -1.90%
	2017	148	33.20 to 33.20	4,904	0.00 to 0.00	2.21	8.75 to 8.75
	2016	169	30.53 to 30.53	5,168	0.00 to 0.00	0.00	3.05 to 3.05
	2015	178	29.63 to 29.63	5,266	0.00 to 0.00	2.49	-3.50 to -3.50
	2014	197	30.70 to 30.70	6,058	0.00 to 0.00	0.90	2.28 to 2.28

Global Bond Trust Series NAV (*)	2018	1,106	32.75 to 32.75	36,212	0.00 to 0.00	2.82	-1.74 to -1.74
	2017	864	33.33 to 33.33	28,800	0.00 to 0.00	2.38	8.71 to 3.58
	2016	874	30.66 to 30.66	26,791	0.00 to 0.00	0.00	3.15 to 3.15
	2015	777	29.73 to 29.73	23,090	0.00 to 0.00	2.63	-3.51 to -3.51
	2014	754	30.81 to 30.81	23,227	0.00 to 0.00	1.00	2.42 to -1.88

Global Trust Series I (*)	2018	284	33.23 to 33.23	9,424	0.00 to 0.00	1.77	-14.49 to -14.49
	2017	313	38.86 to 38.86	12,176	0.00 to 0.00	1.91	18.88 to 18.88
	2016	335	32.69 to 32.69	10,956	0.00 to 0.00	4.53	9.46 to 9.46
	2015	364	29.86 to 29.86	10,859	0.00 to 0.00	1.87	-6.42 to -6.42
	2014	413	31.91 to 31.91	13,193	0.00 to 0.00	3.12	-2.60 to -2.60

Global Trust Series NAV (*)	2018	1,475	18.01 to 18.01	26,553	0.00 to 0.00	1.86	-14.42 to -14.42
	2017	1,515	21.04 to 21.04	31,879	0.00 to 0.00	1.96	18.90 to 7.34
	2016	1,558	17.70 to 17.70	27,563	0.00 to 0.00	4.64	9.46 to 9.46
	2015	1,602	16.17 to 16.17	25,903	0.00 to 0.00	2.01	-6.33 to -6.33
	2014	1,728	17.26 to 17.26	29,822	0.00 to 0.00	6.16	-2.51 to -6.31

Health Sciences Trust Series I (*)	2018	131	89.34 to 89.34	11,663	0.00 to 0.00	0.00	0.69 to 0.69
	2017	156	88.73 to 88.73	13,855	0.00 to 0.00	0.00	27.51 to 27.51
	2016	139	69.59 to 69.59	9,670	0.00 to 0.00	0.06	-10.57 to -10.57
	2015	163	77.81 to 77.81	12,695	0.00 to 0.00	0.00	12.69 to 12.69
	2014	215	69.05 to 69.05	14,819	0.00 to 0.00	0.00	31.83 to 31.83

Health Sciences Trust Series NAV (*)	2018	636	69.79 to 69.79	44,387	0.00 to 0.00	0.00	0.76 to 0.76
	2017	607	69.27 to 69.27	42,047	0.00 to 0.00	0.00	27.61 to 8.33
	2016	636	54.28 to 54.28	34,511	0.00 to 0.00	0.11	-10.54 to -10.54
	2015	635	60.67 to 60.67	38,510	0.00 to 0.00	0.00	12.76 to 12.76
	2014	556	53.81 to 53.81	29,900	0.00 to 0.00	0.00	31.85 to 25.97

High Yield Trust Series I (*)	2018	312	35.57 to 35.57	11,108	0.00 to 0.00	5.98	-3.01 to -3.01
	2017	366	36.68 to 36.68	13,429	0.00 to 0.00	5.49	7.50 to 7.50
	2016	376	34.12 to 34.12	12,841	0.00 to 0.00	6.98	16.26 to 16.26
	2015	402	29.35 to 29.35	11,811	0.00 to 0.00	7.29	-8.32 to -8.32
	2014	440	32.01 to 32.01	14,093	0.00 to 0.00	6.55	0.11 to 0.11

High Yield Trust Series NAV (*)	2018	1,301	23.52 to 23.52	30,597	0.00 to 0.00	6.20	-3.02 to -3.02
	2017	1,313	24.25 to 24.25	31,838	0.00 to 0.00	5.67	7.46 to 2.50
	2016	1,277	22.57 to 22.57	28,818	0.00 to 0.00	7.22	16.56 to 16.56
	2015	1,253	19.36 to 19.36	24,252	0.00 to 0.00	7.70	-8.38 to -8.38
	2014	1,232	21.14 to 21.14	26,044	0.00 to 0.00	6.90	0.00 to -3.67

International Equity Index Series I (*)	2018	905	12.45 to 12.45	11,271	0.00 to 0.00	2.25	-14.10 to -14.10
	2017	1,025	14.49 to 14.49	14,855	0.00 to 0.00	2.23	27.30 to 27.30
	2016	983	11.39 to 11.39	11,186	0.00 to 0.00	2.65	4.45 to 4.45
	2015	1,053	10.90 to 10.90	11,479	0.00 to 0.00	2.36	-5.91 to -5.91
	2014	1,081	11.58 to 11.58	12,520	0.00 to 0.00	3.02	-4.61 to -4.61

International Equity Index Series NAV (*)	2018	1,515	48.91 to 48.91	74,077	0.00 to 0.00	2.50	-14.10 to -14.10
	2017	1,283	56.94 to 56.94	73,049	0.00 to 0.00	2.33	27.45 to 10.35
	2016	1,121	44.68 to 44.68	50,084	0.00 to 0.00	2.77	4.43 to 4.43
	2015	1,034	42.78 to 42.78	44,230	0.00 to 0.00	2.59	-5.80 to -5.80
	2014	865	45.42 to 45.42	39,290	0.00 to 0.00	3.28	-4.57 to -7.23

International Growth Stock Trust Series I (*)	2018	187	12.49 to 12.49	2,334	0.00 to 0.00	1.57	-14.43 to -14.43
	2017	200	14.60 to 14.60	2,917	0.00 to 0.00	1.42	21.86 to 21.86
	2016	194	11.98 to 11.98	2,326	0.00 to 0.00	1.82	-1.31 to -1.31
	2015	135	12.14 to 12.14	1,644	0.00 to 0.00	1.62	-2.27 to -2.27
	2014	152	12.42 to 12.42	1,892	0.00 to 0.00	1.77	0.20 to 0.20

International Growth Stock Trust Series NAV (*)	2018	1,205	12.53 to 12.53	15,098	0.00 to 0.00	1.68	-14.43 to -14.43
	2017	1,238	14.64 to 14.64	18,120	0.00 to 0.00	1.48	21.90 to 6.70
	2016	1,173	12.01 to 12.01	14,093	0.00 to 0.00	1.95	-1.19 to -1.19
	2015	820	12.16 to 12.16	9,961	0.00 to 0.00	1.86	-2.23 to -2.23
	2014	656	12.43 to 12.43	8,153	0.00 to 0.00	1.93	0.19 to -2.81

International Small Company Trust Series I (*)	2018	328	16.38 to 16.38	5,370	0.00 to 0.00	1.09	-20.10 to -20.10
	2017	457	20.50 to 20.50	9,371	0.00 to 0.00	1.48	29.45 to 29.45
	2016	373	15.83 to 15.83	5,904	0.00 to 0.00	2.13	4.90 to 4.90
	2015	391	15.09 to 15.09	5,896	0.00 to 0.00	1.69	6.54 to 6.54
	2014	427	14.17 to 14.17	6,043	0.00 to 0.00	1.26	-6.89 to -6.89

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
International Small Company Trust Series NAV (*)	2018	1,548	$16.45 to $ 16.45	$25,468	0.00 % to 0.00%	1.26%	-20.07 % to -20.07%
	2017	1,417	20.59 to 20.59	29,174	0.00 to 0.00	1.52	29.59 to 11.75
	2016	1,306	15.89 to 15.89	20,743	0.00 to 0.00	2.04	4.95 to 4.95
	2015	1,282	15.14 to 15.14	19,406	0.00 to 0.00	1.97	6.68 to 6.68
	2014	878	14.19 to 14.19	12,457	0.00 to 0.00	1.50	-6.85 to -10.48

International Value Trust Series I (*)	2018	787	24.66 to 24.66	19,400	0.00 to 0.00	2.42	-15.03 to -15.03
	2017	866	29.03 to 29.03	25,121	0.00 to 0.00	1.77	17.14 to 17.14
	2016	1,005	24.78 to 24.78	24,904	0.00 to 0.00	3.47	12.24 to 12.24
	2015	535	22.08 to 22.08	11,804	0.00 to 0.00	1.79	-7.81 to -7.81
	2014	623	23.95 to 23.95	14,924	0.00 to 0.00	2.80	-12.51 to -12.51

International Value Trust Series NAV (*)	2018	2,383	15.94 to 15.94	37,995	0.00 to 0.00	2.61	-14.96 to -14.96
	2017	2,312	18.75 to 18.75	43,337	0.00 to 0.00	1.94	17.25 to 5.47
	2016	2,242	15.99 to 15.99	35,853	0.00 to 0.00	3.12	12.20 to 12.20
	2015	1,336	14.25 to 14.25	19,037	0.00 to 0.00	1.96	-7.72 to -7.72
	2014	1,399	15.44 to 15.44	21,595	0.00 to 0.00	3.03	-12.47 to -14.40

Investment Quality Bond Trust Series I (*)	2018	258	36.35 to 36.35	9,363	0.00 to 0.00	2.70	-0.82 to -0.82
	2017	280	36.65 to 36.65	10,249	0.00 to 0.00	2.62	4.61 to 4.61
	2016	297	35.03 to 35.03	10,410	0.00 to 0.00	2.27	4.29 to 4.29
	2015	321	33.59 to 33.59	10,794	0.00 to 0.00	1.82	-0.82 to -0.82
	2014	361	33.87 to 33.87	12,238	0.00 to 0.00	2.96	5.48 to 5.48

Investment Quality Bond Trust Series NAV (*)	2018	1,033	17.20 to 17.20	17,772	0.00 to 0.00	2.84	-0.67 to -0.67
	2017	967	17.32 to 17.32	16,752	0.00 to 0.00	2.90	4.67 to 1.34
	2016	763	16.55 to 16.55	12,629	0.00 to 0.00	2.51	4.26 to 4.26
	2015	674	15.87 to 15.87	10,698	0.00 to 0.00	1.99	-0.68 to -0.68
	2014	534	15.98 to 15.98	8,529	0.00 to 0.00	3.30	5.54 to 2.04

Lifestyle Aggressive Portfolio Series NAV (*)	2018	814	12.94 to 12.94	10,528	0.00 to 0.00	2.30	-8.87 to -8.87
	2017	455	14.20 to 14.20	6,467	0.00 to 0.00	2.07	21.85 to 21.85
	2016	196	11.65 to 11.65	2,279	0.00 to 0.00	2.87	9.59 to 9.59
	2015	80	10.63 to 10.63	853	0.00 to 0.00	2.03	-1.51 to -1.51
	2014	48	10.80 to 10.80	523	0.00 to 0.00	5.68	5.46 to 5.46

Lifestyle Balanced Portfolio Series NAV (*)	2018	5,873	12.24 to 12.24	71,880	0.00 to 0.00	2.61	-3.29 to -4.39
	2017	5,051	12.80 to 12.80	64,648	0.00 to 0.00	2.54	12.38 to 4.70
	2016	4,011	11.39 to 11.39	45,689	0.00 to 0.00	2.94	6.17 to 6.17
	2015	2,450	10.73 to 10.73	26,281	0.00 to 0.00	3.78	0.10 to 0.10
	2014	961	10.72 to 10.72	10,303	0.00 to 0.00	8.80	5.94 to 5.94

Lifestyle Conservative Portfolio Series NAV (*)	2018	364	11.62 to 11.62	4,235	0.00 to 0.00	2.83	-0.28 to -1.92
	2017	304	11.85 to 11.85	3,601	0.00 to 0.00	2.85	7.01 to 2.40
	2016	258	11.07 to 11.07	2,857	0.00 to 0.00	5.16	4.36 to 4.36
	2015	58	10.61 to 10.61	618	0.00 to 0.00	3.23	0.22 to 0.22
	2014	18	10.59 to 10.59	191	0.00 to 0.00	8.91	5.67 to 5.67

Lifestyle Growth Portfolio Series I (*)	2018	100	11.12 to 11.12	1,107	0.00 to 0.00	1.83	-6.11 to -6.11
	2017	133	11.85 to 11.85	1,580	0.00 to 0.00	4.18	16.14 to 16.14
	2016	49	10.20 to 10.20	501	0.00 to 0.00	9.77	1.99 to 1.99

Lifestyle Growth Portfolio Series NAV (*)	2018	24,249	12.64 to 12.64	306,636	0.00 to 0.00	2.29	-6.07 to -6.07
	2017	23,203	13.46 to 13.46	312,362	0.00 to 0.00	3.90	16.20 to 6.72
	2016	8,684	11.59 to 11.59	100,607	0.00 to 0.00	3.93	7.22 to 1.99
	2015	2,723	10.81 to 10.81	29,423	0.00 to 0.00	3.36	0.00 to 0.00
	2014	1,093	10.81 to 10.81	11,808	0.00 to 0.00	7.60	6.23 to 6.23

Lifestyle Moderate Portfolio Series NAV (*)	2018	1,776	12.04 to 12.04	21,382	0.00 to 0.00	2.73	-2.24 to -3.53
	2017	1,505	12.48 to 12.48	18,784	0.00 to 0.00	2.71	10.56 to 3.93
	2016	1,181	11.29 to 11.29	13,334	0.00 to 0.00	3.26	5.54 to 5.54
	2015	673	10.69 to 10.69	7,196	0.00 to 0.00	3.93	0.14 to 0.14
	2014	269	10.68 to 10.68	2,874	0.00 to 0.00	8.70	5.88 to 5.88

M Capital Appreciation	2018	136	98.31 to 98.31	13,343	0.00 to 0.00	0.29	-14.15 to -14.15
	2017	141	114.51 to 114.51	16,198	0.00 to 0.00	0.00	19.02 to 19.02
	2016	151	96.21 to 96.21	14,508	0.00 to 0.00	0.00	21.06 to 21.06
	2015	151	79.47 to 79.47	11,986	0.00 to 0.00	0.00	-6.58 to -6.58
	2014	128	85.07 to 85.07	10,873	0.00 to 0.00	0.00	12.42 to 9.01

M International Equity	2018	253	31.26 to 31.26	7,897	0.00 to 0.00	1.24	-20.57 to -20.57
	2017	371	39.36 to 39.36	14,614	0.00 to 0.00	1.70	24.05 to 5.64
	2016	368	31.73 to 31.73	11,682	0.00 to 0.00	1.14	-0.05 to -0.05
	2015	409	31.74 to 31.74	12,973	0.00 to 0.00	1.90	-3.94 to -3.94
	2014	328	33.05 to 33.05	10,847	0.00 to 0.00	2.37	-7.06 to -10.07

M Large Cap Growth	2018	226	69.77 to 69.77	15,767	0.00 to 0.00	0.00	-4.95 to -4.95
	2017	218	73.41 to 73.41	15,980	0.00 to 0.00	0.00	38.97 to 38.97

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
M Large Cap Growth	2016	237	$52.82 to $52.82	$12,511	0.00 % to 0.00%	0.00	-2.32 % to -2.32%
	2015	243	54.08 to 54.08	13,154	0.00 to 0.00	0.03	7.70 to 7.70
	2014	250	50.21 to 50.21	12,528	0.00 to 0.00	0.04	12.53 to 10.21

M Large Cap Value	2018	470	26.27 to 26.27	12,335	0.00 to 0.00	1.49	-12.07 to -12.07
	2017	456	29.87 to 29.87	13,609	0.00 to 0.00	1.52	14.99 to 14.99
	2016	451	25.98 to 25.98	11,704	0.00 to 0.00	2.03	9.64 to 9.64
	2015	423	23.69 to 23.69	10,016	0.00 to 0.00	1.37	-0.66 to -0.66
	2014	396	23.85 to 23.85	9,439	0.00 to 0.00	1.26	9.68 to 5.84

Managed Volatility Aggressive Portfolio Series I (*)	2018	374	33.62 to 33.62	12,566	0.00 to 0.00	2.01	-8.46 to -8.46
	2017	390	36.73 to 36.73	14,339	0.00 to 0.00	1.70	22.82 to 22.82
	2016	451	29.91 to 29.91	13,493	0.00 to 0.00	1.67	1.95 to 1.95
	2015	487	29.33 to 29.33	14,299	0.00 to 0.00	1.95	-5.85 to -5.85
	2014	529	31.15 to 31.15	16,492	0.00 to 0.00	2.53	1.40 to 1.40

Managed Volatility Aggressive Portfolio Series NAV (*)	2018	8,655	20.19 to 20.19	174,787	0.00 to 0.00	2.09	-8.32 to -8.32
	2017	8,724	22.03 to 22.03	192,188	0.00 to 0.00	1.83	22.88 to 9.63
	2016	9,109	17.93 to 17.93	163,300	0.00 to 0.00	1.71	1.89 to 1.89
	2015	9,422	17.59 to 17.59	165,762	0.00 to 0.00	2.05	-5.79 to -5.79
	2014	9,406	18.67 to 18.67	175,656	0.00 to 0.00	2.92	1.54 to 0.53

Managed Volatility Balanced Portfolio Series I (*)	2018	1,333	39.31 to 39.31	52,411	0.00 to 0.00	2.21	-4.88 to -4.88
	2017	1,500	41.33 to 41.33	62,006	0.00 to 0.00	2.26	14.13 to 14.13
	2016	1,543	36.21 to 36.21	55,881	0.00 to 0.00	2.05	4.79 to 4.79
	2015	1,693	34.55 to 34.55	58,486	0.00 to 0.00	2.35	-2.25 to -2.25
	2014	1,838	35.35 to 35.35	64,961	0.00 to 0.00	2.83	4.29 to 4.29

Managed Volatility Balanced Portfolio Series NAV (*)	2018	21,264	19.58 to 19.58	416,483	0.00 to 0.00	2.38	-4.82 to -4.82
	2017	21,747	20.58 to 20.58	447,517	0.00 to 0.00	2.28	14.15 to 5.83
	2016	22,207	18.02 to 18.02	400,325	0.00 to 0.00	2.20	4.91 to 4.91
	2015	22,063	17.18 to 17.18	379,093	0.00 to 0.00	2.52	-2.20 to -2.20
	2014	21,988	17.57 to 17.57	386,294	0.00 to 0.00	3.02	4.25 to 1.81

Managed Volatility Conservative Portfolio Series I (*)	2018	74	38.70 to 38.70	2,870	0.00 to 0.00	2.47	-2.18 to -2.18
	2017	84	39.56 to 39.56	3,314	0.00 to 0.00	2.44	7.82 to 7.82
	2016	90	36.69 to 36.69	3,292	0.00 to 0.00	2.24	4.58 to 4.58
	2015	109	35.09 to 35.09	3,825	0.00 to 0.00	2.55	0.05 to 0.05
	2014	119	35.07 to 35.07	4,177	0.00 to 0.00	2.56	5.02 to 5.02

Managed Volatility Conservative Portfolio Series NAV (*)	2018	1,822	18.13 to 18.13	33,036	0.00 to 0.00	2.64	-2.21 to -2.21
	2017	1,904	18.54 to 18.54	35,299	0.00 to 0.00	2.57	7.94 to 2.95
	2016	1,978	17.17 to 17.17	33,973	0.00 to 0.00	2.41	4.53 to 4.53
	2015	1,979	16.43 to 16.43	32,516	0.00 to 0.00	2.57	0.18 to 0.18
	2014	2,049	16.40 to 16.40	33,614	0.00 to 0.00	3.02	4.98 to 2.14

Managed Volatility Growth Portfolio Series I (*)	2018	1,771	36.75 to 36.75	65,071	0.00 to 0.00	2.11	-6.54 to -6.54
	2017	1,865	39.32 to 39.32	73,320	0.00 to 0.00	1.96	18.58 to 18.58
	2016	2,108	33.16 to 33.16	69,872	0.00 to 0.00	1.82	3.34 to 3.34
	2015	2,344	32.08 to 32.08	75,182	0.00 to 0.00	2.08	-4.53 to -4.53
	2014	2,599	33.61 to 33.61	87,346	0.00 to 0.00	2.68	2.16 to 2.16

Managed Volatility Growth Portfolio Series NAV (*)	2018	29,490	19.72 to 19.72	581,696	0.00 to 0.00	2.19	-6.56 to -6.56
	2017	30,337	21.11 to 21.11	640,384	0.00 to 0.00	2.10	18.71 to 7.84
	2016	30,781	17.78 to 17.78	547,356	0.00 to 0.00	1.95	3.38 to 3.38
	2015	31,216	17.20 to 17.20	536,932	0.00 to 0.00	2.30	-4.55 to -4.55
	2014	30,578	18.02 to 18.02	551,018	0.00 to 0.00	2.94	2.28 to 0.59

Managed Volatility Moderate Portfolio Series I (*)	2018	314	40.24 to 40.24	12,647	0.00 to 0.00	2.40	-3.98 to -3.98
	2017	342	41.91 to 41.91	14,344	0.00 to 0.00	2.30	11.88 to 11.88
	2016	364	37.46 to 37.46	13,629	0.00 to 0.00	2.13	5.30 to 5.30
	2015	380	35.58 to 35.58	13,519	0.00 to 0.00	2.40	-0.91 to -0.91
	2014	428	35.90 to 35.90	15,384	0.00 to 0.00	2.60	4.94 to 4.94

Managed Volatility Moderate Portfolio Series NAV (*)	2018	4,706	19.40 to 19.40	91,292	0.00 to 0.00	2.39	-3.93 to -3.93
	2017	5,140	20.19 to 20.19	103,792	0.00 to 0.00	2.62	12.02 to 4.82
	2016	4,728	18.03 to 18.03	85,239	0.00 to 0.00	2.23	5.25 to 5.25
	2015	4,737	17.13 to 17.13	81,140	0.00 to 0.00	2.61	-0.86 to -0.86
	2014	4,639	17.27 to 17.27	80,144	0.00 to 0.00	3.06	4.99 to 2.38

Mid Cap Index Trust Series I (*)	2018	471	50.49 to 50.49	23,800	0.00 to 0.00	1.09	-11.46 to -11.46
	2017	517	57.02 to 57.02	29,470	0.00 to 0.00	0.59	15.81 to 15.81
	2016	322	49.24 to 49.24	15,865	0.00 to 0.00	1.16	20.11 to 20.11
	2015	315	40.99 to 40.99	12,931	0.00 to 0.00	1.00	-2.60 to -2.60
	2014	343	42.08 to 42.08	14,446	0.00 to 0.00	0.96	9.35 to 9.35

Mid Cap Index Trust Series NAV (*)	2018	1,815	33.16 to 33.16	60,187	0.00 to 0.00	1.18	-11.45 to -11.45
	2017	1,805	37.45 to 37.45	67,589	0.00 to 0.00	0.60	15.86 to 8.44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Mid Cap Index Trust Series NAV (*)	2016		1,331	$32.32 to $32.32	$43,027	0.00 % to 0.00%	1.33%	20.17 % to 20.17%
	2015		1,180	26.89 to 26.89	31,748	0.00 to 0.00	1.10	-2.54 to -2.54
	2014		1,111	27.60 to 27.60	30,659	0.00 to 0.00	1.10	9.40 to 6.47

Mid Cap Stock Trust Series I (*)	2018		441	44.40 to 44.40	19,577	0.00 to 0.00	0.00	-1.56 to -1.56
	2017		476	45.10 to 45.10	21,464	0.00 to 0.00	0.00	28.54 to 28.54
	2016		522	35.09 to 35.09	18,317	0.00 to 0.00	0.00	0.59 to 0.59
	2015		578	34.88 to 34.88	20,174	0.00 to 0.00	0.00	3.00 to 3.00
	2014		644	33.87 to 33.87	21,808	0.00 to 0.00	0.10	8.02 to 8.02

Mid Cap Stock Trust Series NAV (*)	2018		356	96.79 to 96.79	34,453	0.00 to 0.00	0.00	-1.54 to -1.54
	2017		314	98.30 to 98.30	30,903	0.00 to 0.00	0.00	28.66 to 8.17
	2016		321	76.41 to 76.41	24,502	0.00 to 0.00	0.00	0.58 to 0.58
	2015		347	75.96 to 75.96	26,363	0.00 to 0.00	0.00	3.04 to 3.04
	2014		317	73.72 to 73.72	23,349	0.00 to 0.00	0.15	9.25 to 8.11

Mid Value Trust Series I (*)	2018		353	30.91 to 30.91	10,921	0.00 to 0.00	0.77	-10.84 to -10.84
	2017		389	34.67 to 34.67	13,495	0.00 to 0.00	0.97	11.43 to 11.43
	2016		453	31.12 to 31.12	14,082	0.00 to 0.00	1.14	24.02 to 24.02
	2015		482	25.09 to 25.09	12,092	0.00 to 0.00	1.11	-3.43 to -3.43
	2014		521	25.98 to 25.98	13,539	0.00 to 0.00	0.72	10.60 to 10.60

Mid Value Trust Series NAV (*)	2018		566	47.62 to 47.62	26,967	0.00 to 0.00	0.85	-10.68 to -10.68
	2017		542	53.32 to 53.32	28,889	0.00 to 0.00	1.06	11.46 to 8.00
	2016		560	47.84 to 47.84	26,795	0.00 to 0.00	1.29	24.09 to 24.09
	2015		479	38.55 to 38.55	18,472	0.00 to 0.00	1.18	-3.41 to -3.41
	2014		491	39.91 to 39.91	19,602	0.00 to 0.00	0.82	10.70 to 4.90

Money Market Trust Series I (*)	2018		1,184	25.21 to 25.21	29,833	0.00 to 0.00	1.54	1.54 to 1.54
	2017		1,046	24.83 to 24.83	25,942	0.00 to 0.00	0.58	0.59 to 0.59
	2016		1,421	24.69 to 24.69	35,040	0.00 to 0.00	0.07	0.08 to 0.08
	2015		1,474	24.66 to 24.66	36,327	0.00 to 0.00	0.00	0.00 to 0.00
	2014		1,384	24.66 to 24.66	34,120	0.00 to 0.00	0.00	0.00 to 0.00

Money-Market Trust Series NAV (*)	2018		10,003	10.23 to 10.23	102,375	0.00 to 0.00	1.59	1.60 to 1.60
	2017		9,104	10.07 to 10.07	91,727	0.00 to 0.00	0.63	0.61 to 0.42
	2016		11,007	10.00 to 10.00	110,182	0.00 to 0.00	0.16	0.05 to 0.05

PIMCO All Asset	2018		1,851	24.40 to 17.29	32,594	0.00 to 0.00	2.93	-5.59 to -5.59
	2017		1,614	25.85 to 18.31	30,167	0.00 to 0.00	4.49	13.19 to 6.12
	2016		1,370	22.84 to 16.18	22,914	0.00 to 0.00	2.31	12.59 to 12.59
	2015		1,439	20.28 to 14.37	21,371	0.00 to 0.00	3.01	-9.31 to -9.32
	2014		1,461	22.37 to 15.84	24,126	0.00 to 0.00	4.55	0.24 to -3.88

Real Estate Securities Trust Series I (*)	2018		119	187.00 to 187.00	22,169	0.00 to 0.00	1.65	-3.46 to -3.46
	2017		138	193.71 to 193.71	26,664	0.00 to 0.00	0.52	6.24 to 6.24
	2016		152	182.34 to 182.34	27,761	0.00 to 0.00	3.34	6.92 to 6.92
	2015		173	170.54 to 170.54	29,578	0.00 to 0.00	1.85	2.68 to 2.68
	2014		191	166.10 to 166.10	31,721	0.00 to 0.00	1.63	31.73 to 31.73

Real Estate Securities Trust Series NAV (*)	2018		282	156.74 to 156.74	44,153	0.00 to 0.00	1.64	-3.43 to -3.43
	2017		327	162.30 to 162.30	53,030	0.00 to 0.00	0.57	6.26 to 1.60
	2016		347	152.74 to 152.74	53,069	0.00 to 0.00	3.56	6.96 to 6.96
	2015		332	142.80 to 142.80	47,368	0.00 to 0.00	2.05	2.80 to 2.80
	2014		283	138.91 to 138.91	39,373	0.00 to 0.00	1.81	31.75 to 13.03

Science & Technology Trust Series I (*)	2018		390	54.98 to 54.98	21,429	0.00 to 0.00	0.00	-0.61 to -0.61
	2017		469	55.32 to 55.32	25,957	0.00 to 0.00	0.05	41.13 to 41.13
	2016		431	39.20 to 39.20	16,892	0.00 to 0.00	0.00	8.39 to 8.39
	2015		547	36.16 to 36.16	19,781	0.00 to 0.00	0.00	6.69 to 6.69
	2014		557	33.90 to 33.90	18,893	0.00 to 0.00	0.00	12.89 to 12.89

Science & Technology Trust Series NAV (*)	2018		728	43.66 to 43.66	31,798	0.00 to 0.00	0.00	-0.57 to -0.57
	2017		646	43.91 to 43.91	28,380	0.00 to 0.00	0.09	41.21 to 14.63
	2016		631	31.10 to 31.10	19,631	0.00 to 0.00	0.00	8.41 to 8.41
	2015		631	28.68 to 28.68	18,095	0.00 to 0.00	0.00	6.78 to 6.78
	2014		486	26.86 to 26.86	13,046	0.00 to 0.00	0.00	14.24 to 12.95

Select Bond Trust Series I (*)	2018	(e)	258	11.90 to 11.90	3,069	0.00 to 0.00	2.64	-0.43 to -0.43
	2017		301	11.95 to 11.95	3,592	0.00 to 0.00	2.82	3.67 to 3.67
	2016		331	11.52 to 11.52	3,815	0.00 to 0.00	3.73	3.06 to 3.06
	2015		73	11.18 to 11.18	818	0.00 to 0.00	3.03	0.24 to 0.24
	2014		98	11.16 to 11.16	1,098	0.00 to 0.00	2.77	5.53 to 5.53

Select Bond Trust Series NAV (*)	2018	(f)	2,018	11.94 to 11.94	24,089	0.00 to 0.00	2.92	-0.38 to -0.38
	2017		1,946	11.98 to 11.98	23,319	0.00 to 0.00	2.87	3.65 to 0.85
	2016		1,730	11.56 to 11.56	19,996	0.00 to 0.00	3.66	3.19 to 3.19
	2015		594	11.20 to 11.20	6,657	0.00 to 0.00	2.99	0.30 to 0.30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Select Bond Trust Series NAV (*)	2014		664	$11.17 to $11.17	$7,416	0.00 % to 0.00%	2.80%	5.59 % to 2.50%

Short Term Government Income Trust Series I (*)	2018		487	10.90 to 10.90	5,315	0.00 to 0.00	1.98	0.84 to 0.84
	2017		577	10.81 to 10.81	6,242	0.00 to 0.00	1.41	0.57 to 0.57
	2016		541	10.75 to 10.75	5,814	0.00 to 0.00	1.69	0.57 to 0.57
	2015		576	10.69 to 10.69	6,161	0.00 to 0.00	1.78	0.65 to 0.65
	2014		592	10.62 to 10.62	6,284	0.00 to 0.00	1.82	1.15 to 1.15

Short Term Government Income Trust Series NAV (*)	2018		1,986	10.95 to 10.95	21,751	0.00 to 0.00	2.19	0.89 to 0.89
	2017		1,796	10.86 to 10.86	19,499	0.00 to 0.00	1.48	0.62 to -0.20
	2016		1,541	10.79 to 10.79	16,626	0.00 to 0.00	1.83	0.63 to 0.63
	2015		1,256	10.72 to 10.72	13,465	0.00 to 0.00	1.87	0.69 to 0.69
	2014		1,114	10.65 to 10.65	11,869	0.00 to 0.00	2.00	1.19 to 0.39

Small Cap Index Trust Series I (*)	2018		240	38.04 to 38.04	9,148	0.00 to 0.00	0.96	-11.42 to -11.42
	2017		257	42.95 to 42.95	11,035	0.00 to 0.00	0.45	14.39 to 14.39
	2016		256	37.55 to 37.55	9,614	0.00 to 0.00	1.15	20.98 to 20.98
	2015		267	31.04 to 31.04	8,282	0.00 to 0.00	1.00	-4.58 to -4.58
	2014		291	32.52 to 32.52	9,477	0.00 to 0.00	0.92	4.59 to 4.59

Small Cap Index Trust Series NAV (*)	2018		1,093	30.42 to 30.42	33,259	0.00 to 0.00	1.01	-11.31 to -11.31
	2017		1,034	34.30 to 34.30	35,452	0.00 to 0.00	0.51	14.43 to 8.89
	2016		956	29.98 to 29.98	28,653	0.00 to 0.00	1.27	21.02 to 21.02
	2015		849	24.77 to 24.77	21,017	0.00 to 0.00	1.13	-4.59 to -4.59
	2014		793	25.96 to 25.96	20,587	0.00 to 0.00	1.02	7.14 to 4.71

Small Cap Opportunities Trust Series I (*)	2018		600	42.79 to 42.79	25,669	0.00 to 0.00	0.42	-13.84 to -13.84
	2017		677	49.66 to 49.66	33,643	0.00 to 0.00	0.41	11.07 to 11.07
	2016		762	44.71 to 44.71	34,074	0.00 to 0.00	0.46	19.47 to 19.47
	2015		818	37.42 to 37.42	30,614	0.00 to 0.00	0.07	-5.17 to -5.17
	2014		903	39.46 to 39.46	35,643	0.00 to 0.00	0.05	2.39 to 2.39

Small Cap Opportunities Trust Series NAV (*)	2018		747	21.11 to 21.11	15,784	0.00 to 0.00	0.45	-13.81 to -13.81
	2017		806	24.50 to 24.50	19,736	0.00 to 0.00	0.46	11.18 to 8.65
	2016		797	22.03 to 22.03	17,570	0.00 to 0.00	0.53	19.51 to 19.51
	2015		769	18.44 to 18.44	14,181	0.00 to 0.00	0.12	-5.12 to -5.12
	2014		822	19.43 to 19.43	15,967	0.00 to 0.00	0.08	3.44 to 2.42

Small Cap Stock Trust Series I (*)	2018	(g)	64	30.90 to 30.90	1,990	0.00 to 0.00	0.00	-5.19 to -5.19
	2017		74	32.59 to 32.59	2,426	0.00 to 0.00	0.00	26.46 to 26.46
	2016		85	25.77 to 25.77	2,196	0.00 to 0.00	0.00	2.29 to 2.29
	2015		103	25.19 to 25.19	2,583	0.00 to 0.00	0.00	-8.85 to -8.85
	2014		94	27.64 to 27.64	2,586	0.00 to 0.00	0.00	7.57 to 7.57

Small Cap Stock Trust Series NAV (*)	2018	(h)	565	36.72 to 36.72	20,749	0.00 to 0.00	0.00	-5.22 to -5.22
	2017		600	38.74 to 38.74	23,254	0.00 to 0.00	0.00	26.70 to 10.81
	2016		565	30.58 to 30.58	17,276	0.00 to 0.00	0.00	2.27 to 2.27
	2015		558	29.90 to 29.90	16,691	0.00 to 0.00	0.00	-8.78 to -8.78
	2014		510	32.78 to 32.78	16,723	0.00 to 0.00	0.00	11.05 to 7.60

Small Cap Value Trust Series I (*)	2018		104	27.01 to 27.01	2,814	0.00 to 0.00	0.67	-12.50 to -12.50
	2017		123	30.87 to 30.87	3,783	0.00 to 0.00	0.84	3.73 to 3.73
	2016		177	29.76 to 29.76	5,266	0.00 to 0.00	0.68	22.67 to 22.67
	2015		145	24.26 to 24.26	3,510	0.00 to 0.00	0.42	-1.36 to -1.36
	2014		124	24.60 to 24.60	3,054	0.00 to 0.00	0.64	7.18 to 7.18

Small Cap Value Trust Series NAV (*)	2018		402	76.12 to 76.12	30,610	0.00 to 0.00	0.74	-12.45 to -12.45
	2017		414	86.94 to 86.94	36,029	0.00 to 0.00	1.03	6.06 to 3.79
	2016		406	83.77 to 83.77	34,010	0.00 to 0.00	0.79	22.68 to 22.68
	2015		380	68.28 to 68.28	25,930	0.00 to 0.00	0.54	-1.31 to -1.31
	2014		341	69.19 to 69.19	23,607	0.00 to 0.00	0.72	7.99 to 7.25

Small Company Value Trust Series I (*)	2018		277	41.56 to 41.56	11,494	0.00 to 0.00	0.37	-12.94 to -12.94
	2017		302	47.74 to 47.74	14,425	0.00 to 0.00	0.22	11.49 to 11.49
	2016		381	42.82 to 42.82	16,325	0.00 to 0.00	0.82	32.31 to 32.31
	2015		364	32.36 to 32.36	11,775	0.00 to 0.00	1.30	-5.60 to -5.60
	2014		401	34.28 to 34.28	13,756	0.00 to 0.00	0.03	0.11 to 0.11

Small Company Value Trust Series NAV (*)	2018		915	27.71 to 27.71	25,361	0.00 to 0.00	0.41	-12.93 to -12.93
	2017		858	31.83 to 31.83	27,311	0.00 to 0.00	0.25	11.58 to 9.05
	2016		844	28.53 to 28.53	24,090	0.00 to 0.00	0.87	32.33 to 32.33
	2015		812	21.56 to 21.56	17,510	0.00 to 0.00	1.46	-5.51 to -5.51
	2014		770	22.81 to 22.81	17,573	0.00 to 0.00	0.06	0.30 to 0.14

Strategic Income Opportunities Trust Series I (*)	2018		278	27.56 to 27.56	7,670	0.00 to 0.00	3.70	-5.03 to -5.03
	2017		316	29.02 to 29.02	9,154	0.00 to 0.00	3.20	5.59 to 5.59
	2016		307	27.48 to 27.48	8,445	0.00 to 0.00	2.36	5.12 to 5.12
	2015		328	26.14 to 26.14	8,578	0.00 to 0.00	2.42	1.22 to 1.22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Strategic Income Opportunities Trust Series I (*)	2014	354	$25.83 to $25.83	$9,149	0.00 % to 0.00%	4.28%	5.06 % to 5.06%

Strategic Income Opportunities Trust Series NAV (*)	2018	1,610	20.48 to 20.48	32,957	0.00 to 0.00	4.07	-5.00 to -5.00
	2017	1,486	21.56 to 21.56	32,035	0.00 to 0.00	3.34	5.66 to 2.07
	2016	1,317	20.40 to 20.40	26,859	0.00 to 0.00	2.48	5.19 to 5.19
	2015	1,331	19.39 to 19.39	25,816	0.00 to 0.00	2.68	1.27 to 1.27
	2014	1,258	19.15 to 19.15	24,083	0.00 to 0.00	4.69	5.13 to 1.57

Total Bond Market Series Trust NAV (*)	2018	1,072	25.02 to 25.02	26,819	0.00 to 0.00	2.82	-0.24 to -0.24
	2017	972	25.08 to 25.08	24,385	0.00 to 0.00	3.06	3.34 to 0.84
	2016	804	24.27 to 24.27	19,505	0.00 to 0.00	2.76	2.45 to 2.45
	2015	724	23.69 to 23.69	17,167	0.00 to 0.00	2.88	0.30 to 0.30
	2014	681	23.62 to 23.62	16,086	0.00 to 0.00	3.42	6.06 to 2.90

Total Stock Market Index Trust Series I (*)	2018	461	30.40 to 30.40	14,004	0.00 to 0.00	1.15	-5.70 to -5.70
	2017	503	32.24 to 32.24	16,221	0.00 to 0.00	1.59	20.59 to 20.59
	2016	250	26.73 to 26.73	6,683	0.00 to 0.00	1.49	12.38 to 12.38
	2015	235	23.79 to 23.79	5,594	0.00 to 0.00	1.30	-0.64 to -0.64
	2014	255	23.94 to 23.94	6,104	0.00 to 0.00	1.12	11.47 to 11.47

Total Stock Market Index Trust Series NAV (*)	2018	570	101.44 to 101.44	57,849	0.00 to 0.00	1.25	-5.66 to -5.66
	2017	570	107.52 to 107.52	61,254	0.00 to 0.00	1.49	20.65 to 9.95
	2016	436	89.11 to 89.11	38,852	0.00 to 0.00	1.55	12.38 to 12.38
	2015	387	79.30 to 79.30	30,669	0.00 to 0.00	1.49	-0.53 to -0.53
	2014	306	79.72 to 79.72	24,387	0.00 to 0.00	1.29	11.46 to 8.79

Ultra Short Term Bond Trust Series I (*)	2018	127	10.31 to 10.31	1,312	0.00 to 0.00	1.49	1.40 to 1.40
	2017	177	10.17 to 10.17	1,798	0.00 to 0.00	1.60	0.66 to 0.66
	2016	121	10.10 to 10.10	1,217	0.00 to 0.00	1.83	0.52 to 0.52
	2015	84	10.05 to 10.05	848	0.00 to 0.00	1.36	-0.04 to -0.04
	2014	62	10.05 to 10.05	620	0.00 to 0.00	1.61	-0.02 to -0.02

Ultra Short Term Bond Trust Series NAV (*)	2018	649	10.36 to 10.36	6,727	0.00 to 0.00	1.94	1.53 to 1.53
	2017	510	10.20 to 10.20	5,199	0.00 to 0.00	1.72	0.62 to 0.27
	2016	386	10.14 to 10.14	3,917	0.00 to 0.00	1.57	0.67 to 0.67
	2015	421	10.07 to 10.07	4,238	0.00 to 0.00	1.39	0.01 to 0.01
	2014	338	10.07 to 10.07	3,409	0.00 to 0.00	1.61	0.03 to -0.14

Utilities Trust Series I (*)	2018	89	41.01 to 41.01	3,646	0.00 to 0.00	3.30	0.88 to 0.88
	2017	98	40.65 to 40.65	3,968	0.00 to 0.00	2.24	14.75 to 14.75
	2016	99	35.43 to 35.43	3,492	0.00 to 0.00	5.01	11.35 to 11.35
	2015	114	31.82 to 31.82	3,616	0.00 to 0.00	2.98	-14.76 to -14.76
	2014	131	37.33 to 37.33	4,884	0.00 to 0.00	2.76	12.59 to 12.59

Utilities Trust Series NAV (*)	2018	485	32.88 to 32.88	15,957	0.00 to 0.00	3.33	0.93 to 0.93
	2017	526	32.57 to 32.57	17,122	0.00 to 0.00	2.46	14.82 to 3.40
	2016	542	28.37 to 28.37	15,390	0.00 to 0.00	4.82	11.43 to 11.43
	2015	525	25.46 to 25.46	13,376	0.00 to 0.00	3.21	-14.79 to -14.79
	2014	504	29.88 to 29.88	15,058	0.00 to 0.00	3.22	12.72 to 2.31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

(*)	Sub-account that invests in affiliated Trust.

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

(f)	Renamed on April 30, 2018. Previously known as Bond Trust Series NAV.

(g)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.

(h)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series NAV.

(i)	Sub-account available in prior year but no activity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 12, file number 333-179570, filed with the Commission in April 2019.
(d) (1) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 8, file number 333-85284 filed with the Commission on December 16, 2005 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152406, filed with the Commission in April 2010.
(2) Form of Specimen Supplementary Benefit Disability Benefit Rider Payment of Specified Premium in Event of Life Insured's Total Disability as Defined and Limited Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(3) Form of Specimen Supplementary Benefit Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(4) Form of Specimen Supplementary Benefit Residual Life Insurance Benefit and Continuation of Acceleration Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(5) Form of Specimen Supplementary Benefit Return of Premium Death Benefit Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(6) Form of Specimen Supplementary Benefit Cash Value Enhancement Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(7) Form of Specimen Supplementary Benefit Overloan Protection Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(8) Form of Specimen Supplementary Benefit Change of Life Insured Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(9) Form of Specimen Accelerated Benefit Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(e) Specimen Application for the Accumulation VUL Insurance Policy, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.
(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n) (1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.

(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013. Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017. Power of Attorney for Marianne Harrison, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017. Power of Attorney for Brooks Tingle, incorporated by reference to post-effective amendment number 15, file number 333-193994, filed with the Commission on July 10, 2018.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
John G. Vrysen 200 Berkeley Street Boston, MA 02116	Director
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director, Vice President
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott*
Christopher Paul Conkey**
Gregory Framke*
Gretchen Garrigues*
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad**	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
Emanuel Alves*	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Steven F. Dorval*

Name and Principal Business Address	Position with Depositor
Barbara Goose*	Chief Marketing Officer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Alan R. Seghezzi**
Martin Sheerin*	Chief Financial Officer
Curt Smith*
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Abigail M. Armstrong**
Kevin Askew**
Dwayne Bertrand**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
John Bourgault**	Senior Counsel
Paul Boyne**
Ian B. Brodie**
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Thomas Carlisle**
Rick A. Carlson*
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Brian Collins*
Marcelle Dahar*
Kenneth D’Amato*
John J. Danello**
Andreas Deutschmann*
Robert Donahue*
Jeffrey Duckworth*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Carl O. Fowler**
Ryan Fox*
Scott Francolini*
Paul Gallagher**
Thomas C. Goggins**
Susan Ghalili*
Geoff Gittins****
Jeffrey N. Given**
Howard C. Greene**
Christopher Griswold*
Richard Harris***	Appointed Actuary
Ellie Harrison*	US Human Resources

Name and Principal Business Address	Position with Depositor
John Hatch*
Michael Hession*
Kevin Hill*
James C. Hoodlet*
Steven Hutcheon**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Frank Knox**	CCO – Retail Funds/Separate Accounts
Hung Ko***	Treasury
Diane R. Landers**
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Patrick MacDonnell**
Nathaniel I. Margolis**	Chief Counsel
Christopher Maryanopolis*
Robert Maulden**
John B. Maynard**
Karen McCafferty**
Scott A. McFetridge**
Jonathan McGee**
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Scott Morin*
Camille Mucci**
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jacques Ouimet*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
David Plumb*
Tracey Polsgrove*
Rahim Rajpur*
Jill Rebman***
Charles A. Rizzo**
Robert William Rizzo*
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Ken Ross*
Ronald J. Rovner*
Devon Russell*
Lisa Anne Ryan*
Thomas Samoluk**
Emory W. Sanders*
Jeffrey R. Santerre**
Martin C. Schafer*
Christopher L. Sechler**
Thomas Shea**

Name and Principal Business Address	Position with Depositor
Gordon Shone**
Susan Simi**
Darren Smith**
Rob Stanley*
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Len van Greuning*
Simonetta Vendittelli*	Controller
Peter de Vries*
Lisa Ann Welch**
Adam Wise**
R. Blake Witherington**
Sameh Youssef*
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2018

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
John Hancock Investment Management Services, LLC (Delaware)
60%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC[2] (Delaware)
99.9%
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)[5]
Manulife Property Limited Partnership II (Ontario)[4]
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership[3] (Alberta)
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
Brian Collins**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 23rd day of April, 2019.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 23rd day of April, 2019.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Marianne Harrison	Chair, President and Chief Executive Officer
* Paul M. Connolly	Director
* James D. Gallagher	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
Henry H. Wong	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock Service Office for more information at 1-800-827-4546 or write to us at Life Post Issue, John Hancock Life Insurance Company, PO Box 55979, Boston, MA 02205. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Majestic Performance VUL, Survivorship VUL, SPVL, and Protection VUL (“policies”).
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
Utilities
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
1

Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment account offered through the Accumulation VUL, Survivorship VUL, Protection VUL and Majestic Peformance VUL, and Simplified Life policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.42%	1.87%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.75%, respectively.
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, EPVUL, VUL Protector, SPVL, and Survivorship
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VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.47%	1.87%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.85%, respectively.
Table of Variable Investment Accounts and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account variable investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These
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compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
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Portfolio	Subadviser	Investment Objective
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
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Portfolio	Subadviser	Investment Objective
Managed Volatility Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
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Portfolio	Subadviser	Investment Objective
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are
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incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to
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keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the
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owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period
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using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.